December 31, 2001

Annual
    Report

PACIFIC SELECT FUND

TABLE OF CONTENTS

PACIFIC SELECT FUND

Chairman’s Letter	A-1

Performance Discussion	A-2

Schedules of Investments and Notes	B-1

Financial Statements:

Statements of Assets and Liabilities	C-1

Statements of Operations	C-5

Statements of Changes in Net Assets	C-9

Financial Highlights	D-1

Notes to Financial Statements	E-1

Independent Auditors’ Report	F-1

PACIFIC SELECT FUND

Dear Shareholders:

We are pleased to share with you the Pacific Select Fund (the “Fund”) Annual Report dated December 31, 2001. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company (“Pacific Life”) and its subsidiaries.

Pacific Life, as adviser to the Fund (the “Adviser”), manages two of the portfolios of the Fund and has engaged other firms to serve as Portfolio Managers, under Pacific Life’s supervision, for thirty one of the portfolios of the Fund, as listed below:

Portfolio Manager	Portfolio

A I M Capital Management, Inc. (AIM)	Blue Chip Aggressive Growth

Alliance Capital Management L.P. (Alliance Capital)	Emerging Markets

Capital Guardian Trust Company (Capital Guardian)	Diversified Research Small-Cap Equity International Large-Cap

Goldman Sachs Asset Management (Goldman Sachs)	I-Net TollkeeperSM

INVESCO Funds Group, Inc. (INVESCO)	Financial Services Health Sciences Technology Telecommunications

J.P. Morgan Investment Management Inc. (J.P. Morgan)	Multi-Strategy Equity Income

Janus Capital Corporation (Janus)	Strategic Value Growth LT Focused 30

Lazard Asset Management (Lazard)	Mid-Cap Value International Value

MFS Investment Management (MFS)	Capital Opportunities Mid-Cap Growth Global Growth

Mercury Advisors (Mercury)	Equity Index Small-Cap Index

Morgan Stanley Asset Management (Morgan Stanley)	REIT

Pacific Investment Management Company LLC (PIMCO)	Inflation Managed (formerly Government Securities) Managed Bond

Pacific Life	Money Market High Yield Bond

Putnam Investment Management, LLC (Putnam) (Effective December 1, 2001 Putnam began managing the Equity and Aggressive Equity Portfolios)	Equity Aggressive Equity

Salomon Brothers Asset Management Inc (Salomon)	Large-Cap Value

The Adviser, with input from each of these Portfolio Managers, has prepared the attached discussion of the results for each portfolio for the period from January 1, 2001 to December 31, 2001, and the anticipated outlook for 2002.

We look forward to continued growth in assets in 2002 and beyond.

Sincerely,

Thomas C. Sutton
Chairman of the Board
Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

Blue Chip Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 12.43%** for the Blue Chip Portfolio versus 10.69%* for its benchmark, the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index), the portfolio returned –18.57%**, compared to a –11.88%* return for its benchmark for the year ended December 31, 2001.

Performance Comparison
Blue Chip Portfolio
- - - - - - - -	S&P 500 Index

Total Returns for the Period Ended December 31, 2001
Year-to-Date
Blue Chip Portfolio** (Operations commenced on January 2, 2001)	-18.57%
S&P Index*	-11.88%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  The year 2001 was a volatile one for both the markets and the economy. Negative earnings announcements and revisions dominated the headlines as many corporations were negatively impacted by the substantial slowdown in the economy that began in the latter part of 2000. The September 11 attacks dealt a huge blow to an already weak U.S. economy. The U.S. economy was at a virtual standstill during the initial weeks following the attacks. The attacks cost the U.S. over $60 billion in real estate, income, and job losses. The New York Stock Exchange (NYSE) closed for four days following the attacks and the week the NYSE reopened, the Dow Jones Industrial Average (DJIA) was off 1,370 points, the worst five-day performance for that index since the Great Depression. The DJIA has since recovered, but it remains well below its highs in 2000.

Growth stocks remained out of favor during 2001 with value stocks strongly outperforming growth stocks. Large-capitalization growth stocks suffered the greatest losses, while small-capitalization value-oriented stocks were the best performers for the year. Since the market lows in late September, the performance differential between growth and value stocks narrowed, as growth stocks outperformed value stocks.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  The portfolio’s underperformance relative to its benchmark was largely due to stock selection in the information technology sector, stock selection in the financials sector and an overweight position relative to the benchmark in the health care sector also detracted from portfolio performance. However, stock selection in industrials and an underweight position in the telecommunication services sector relative to the benchmark also contributed positively to portfolio performance.

Although overall 2001 was a very tough year for quality core growth stocks, especially during the first and third quarters, the portfolio outperformed its benchmark in the fourth quarter.

Q: What is your outlook for 2002?

A:  While we at AIM recognize that a few drags on the economy remain, including for example, consumer debt burden, a post technology bubble environment and deflation risk, the evidence pointing to a recovery in 2002 is strong, and we believe that U.S. Gross Domestic Product (GDP) growth will be positive in the second half of 2002. In 2001, an unprecedented amount of fiscal and monetary stimulus was injected into the economy. The U.S. government spent approximately $100 billion following the events of September 11 to help bailout the airline industry, rebuild New York City and the Pentagon and defend the U.S. against terrorism. The Federal Reserve Board (Fed) cut interest rates a record 11 times taking rates from 6.50% at the beginning of the year to 1.75% at year-end. Corporate inventories also declined dramatically during the year and we believe they are now in line with consumer demand. In addition, the price of oil declined significantly in the fourth quarter. As corporate earnings begin to increase, and investor confidence grows, we believe that the underlying fundamentals of the portfolio’s high-quality companies will make these attractive investments. We continue to focus the portfolio on market-leading companies across all market sectors

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

and believe that as the economy recovers, these investments should come back into favor.

Aggressive Growth Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 13.84%** for the Aggressive Growth Portfolio versus 20.05%* for its benchmark, the Russell 2500 Index, the portfolio returned –19.78%**, compared to a 1.22%* return for its benchmark for the year ended December 31, 2001.

Performance Comparison
Aggresive Growth Portfolio
- - - - - - - -	Russell 2500 Index

Total Returns for the Period Ended December 31, 2001
Year-to-Date
Aggressive Growth Portfolio** (Operations commenced on January 2, 2001)	-19.78%
Russell Index*	1.22%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  The markets and the economy remained volatile throughout 2001. Negative earnings announcements and revisions were prevalent during the year as many corporations were caught off guard by the magnitude of the economic slowdown that began in the latter part of 2000. The September 11 attacks dealt a huge blow to an already faltering U.S. economy, and cost over $60 billion in real estate, income, and job losses. The U.S. economy was at a virtual standstill during the initial weeks following the attacks. The New York Stock Exchange (NYSE) closed for four days following the attacks and the week the NYSE reopened, the Dow Jones Industrial Average (DJIA) was off 1,370 points, the worst five-day performance for that index since the Great Depression. The DJIA has since recovered to pre-attack levels but it remains below its highs in 2000.

The portfolio has invested more in core growth holdings, rather than momentum holdings as we at AIM believe core growth stocks are more resilient than momentum stocks in periods of economic uncertainty. In addition, we believe that these core growth stocks have also served to lower the overall volatility of the portfolio. The year 2001 ended with value stocks strongly outperforming growth stocks for the full year. However, since the market lows in late September, the performance differential between growth and value narrowed, as growth stocks outperformed value stocks. Large-capitalization growth stocks were hit hardest during the year with small-capitalization value-oriented stocks being the best performers.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  The portfolio’s underperformance relative to its benchmark was largely due to three sectors: information technology, financials, and consumer discretionary. The portfolio’s overweight in the information technology sector relative to its benchmark was the largest detractor from portfolio performance. Stock selection in the financials and consumer discretionary sectors, relative to the benchmark, also detracted from portfolio performance.

The portfolio’s growth bias hurt portfolio performance during the first three quarters of the year. However, the portfolio did benefit from a recovery in the technology sector and in small-capitalization stocks late in the year. Technology, industrials, and health care remain the top areas of sector exposure in the portfolio. In addition, as the American public began to return to their normal routines, we increased the portfolio holdings in the retail apparel industry and the services sector such as restaurants.

Q: What is your outlook for 2002?

A:  Many economic indicators have begun to show signs of stabilization and point to an improving economic landscape. In 2001, an unprecedented amount of fiscal and monetary stimulus was injected into the economy. The U.S. government spent approximately $100 billion following the events of September 11 to help bailout the airline industry, rebuild New York City and the Pentagon, and defend the U.S. against terrorism. The Fed cut short-term interest rates by 4.75% taking rates from 6.50% at the beginning of the year to 1.75% by year-end. Corporate inventories declined dramatically during the year and we believe they are now more in line with consumer demand,

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

and the price of oil declined in the fourth quarter. While we at AIM recognize that a few drags on the economy remain, including, for example consumer debt burden, a post technology bubble environment, and deflation risk, we also believe the evidence pointing to a recovery in 2002 is strong, and we believe that U.S. Gross Domestic Product (GDP) growth will be positive in the second half of 2002.

Emerging Markets Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 29.73%** for the Emerging Markets Portfolio versus 26.60%* for its benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index, the portfolio returned –8.68%**, compared to a –2.37%* return for its benchmark for the year ended December 31, 2001.

Performance Comparison
Emerging Markets Portfolio
- - - - - - - -	MSCI EMF Index

Average Annual Returns for the Years Ended December 31, 2001
	1 Year	5 Years
Emerging Markets Portfolio**	-8.68%	-8.29%
MSCI EMF Index	-2.37%	-5.74%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  Stock selection was a significant detractor from portfolio performance over the year, especially in Latin America and the Eastern Europe, Middle East and Africa (EMEA) region. Telecommunications and consumer-related holdings in Brazil detracted from performance and, although portfolio holdings in Mexico generally contributed positively to portfolio performance, two Mexican holdings, cellular telecommunications operator Grupo Iusacell SA de CV ADR (0.69% of the portfolio’s total market value as of 12/31/01) and oil services company Tubos de Acero de Mexico SA ADR (0.99%), contributed negatively to portfolio performance.

Portfolio performance during 2001 in the EMEA region was hurt by the portfolio’s emphasis on telecommunications throughout the region, while software holdings in Israel underperformed the benchmark for the year due to very weak performance over the first three quarters of 2001. Stock selection among South African banks hurt the portfolio’s performance throughout the year, especially in the fourth quarter. On the positive side, Russian oil and telecommunications stocks and holdings in the South African resources sector contributed positively to portfolio performance.

Portfolio performance benefited from holdings in Korean banks and the consumer sector, while dynamic random access memory (DRAM) manufacturer Samsung Electronics Co. (6.10%) was the biggest single positive contributor to portfolio performance. Technology holdings in Taiwan were also significant contributors to portfolio performance, while telecommunications holdings in Taiwan detracted from performance. The portfolio’s overweight exposure to India, compared to the benchmark, also hurt portfolio performance.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  The first three quarters of 2001 saw the defensive and less economically sensitive sectors performing well, while the technology, consumer discretionary and telecommunications sectors all performed poorly due to the weakening global economy and plummeting demand for technology as capital spending dried up. The oil sector was also strong as oil prices stayed stubbornly high.

Strengthening demand for technology and rising DRAM prices in the fourth quarter saw the technology sector perform well. The consumer discretionary sector was also very strong, especially automobiles, consumer durables and media.

Investors moved away from the defensive sectors into those that are more economically sensitive, given the growing optimism for a U.S.-led economic recovery and the anticipated rebound in corporate earnings. The poor performing sectors in the fourth quarter were telecommunications, utilities and health care. The energy sector also performed poorly in the fourth quarter compared to previous quarters on weaker oil prices.

Q: What is your outlook for 2002?

A:  We at Alliance believe the outlook for emerging markets is generally fairly positive and expect that they

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

should continue to outperform the developed markets. However, risks remain. On the positive front, we think that the U.S. economy appears to have bottomed and recent economic data suggests that a rebound may occur in the coming months. The one cautionary note here concerns the weak employment environment.

We believe that low interest rates and high liquidity are favorable conditions for emerging markets. The earnings recession appears to be reaching the end of its cycle, while the technology sector should continue to experience growing demand. In addition, oil prices appear to have stabilized at their recent lower levels. Finally, stock valuations in the emerging markets continue to look attractive.

On the negative side, the Japanese yen has been weak and any continued weakening may affect the Asian currencies. A more remote risk (hopefully) lies in the war on terrorism, which could escalate unexpectedly, further disrupting world economic activity. Similarly, the conflict between India and Pakistan could erupt into war, which we believe could be very damaging to Asia.

Diversified Research Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 14.52%** for the Diversified Research Portfolio versus 10.69%* for its benchmark, the S&P 500 Index, the portfolio returned –2.74%**, compared to a –11.88%* return for its benchmark for the year ended December 31, 2001.

Performance Comparison
Diversified Research Portfolio
- - - - - - - -	S&P 500 Index

Total Returns for the Year Ended December 31, 2001
1 Year
Diversified Research Portfolio**	-2.74%
S&P Index*	-11.88%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  Bolstered by two interest rate cuts in January by the Fed, U.S. stocks enjoyed a good rally but then declined by February and March, with the S&P 500 Index slipping into bear market territory and the Nasdaq Composite Index extending its nosedive. By the third quarter, the economy was officially declared to be in a recession that began in March. The collapse in corporate profits went on. Manufacturing continued its long slide and a spike in unemployment signaled that consumers might not be able to shoulder the economy much longer. Home sales appeared to slip and then recover. Retail spending was soft, propped up by incentives. Sales sagged for luxury goods and department stores, but held up well for discounters and surged for online retailers.

The market was also helped by the Fed, which took measures to provide significant liquidity to the financial system, including two additional cuts in short-term interest rates in the fourth quarter. In total, the Fed lowered rates 11 times during 2001, bringing the federal funds rate from 6.50% to a 40-year low of 1.75%.

As the U.S. moved past the tragic and disruptive events of September 11 into the fourth quarter, stocks also witnessed diminishing uncertainty outside the realm of the economy and capital markets. A feared wave of terrorist violence on the heels of September 11 did not come to pass; the scope of the anthrax mailings proved to be limited; and the U.S. maintained an international coalition that dismantled the Taliban regime.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  Prior to September 11, the U.S. markets were experiencing a continuing deterioration with the technology sector leading the way down. Technology, however, was not the only area to contribute to disappointing results. Stocks in the financial, industrial, and consumer discretionary sectors also suffered significant declines. The traditionally defensive consumer staples and healthcare areas were the only sectors able to avoid the sell-off and remain in positive territory.

Despite the overall declines in some of these sectors, portfolio performance was boosted by strong individual stock selections in sectors such as consumer

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

discretionary, technology, and financials, helped by concentrating on non-banks. The portfolio clearly benefited from its strategy of only investing in the best investment ideas of the portfolio’s equity analysts as these investments and the U.S. markets benefited from a recovery in the fourth quarter.

The weakest sectors were telecommunications, hurt by poor results and balance sheet concerns, and utilities, dragged down by the Enron Corp. debacle. Returns for energy stocks were anemic as oil fell below $20 per barrel. As expected, the defensive consumer staples and healthcare areas also lagged.

In keeping with Capital Guardian’s bottom-up philosophy, sector weightings are the result of individual security selections. Each industry sector is typically represented in the portfolio.

Q: What is your outlook for 2002?

A:  Stocks rebounded in the fourth quarter as investors grew more confident the economy would show renewed vigor in 2002. We believe that recovery will not be immediate but more gradual. In 2002, Capital Guardian will remain focused on individual stock selections, looking for companies which we believe have management that is positioning for long-term earnings growth by maintaining costs and a competitive advantage in their respective industries. We believe there is a strong chance that the average stock price will post better returns than the indices, and that would be a favorable environment for active management.

Small-Cap Equity Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 24.77%** for the Small-Cap Equity Portfolio versus 21.09%* for its benchmark, the Russell 2000 Index, the portfolio returned –2.54%**, compared to a 2.49%* return for its benchmark for the year ended December 31, 2001.

Performance Comparison
Small-Cap Equity Portfolio
- - - - - - - -	Russell 2000 Index
S&P 500 Index

Average Annual Returns for the Years Ended December 31, 2001
	1 Year	5 Years	10 Years
Small-Cap Equity Portfolio**	-2.54%	8.34%	11.80%
Russell Index*	2.49%	7.52%	11.51%
S&P Index*	-11.88%	10.70%	12.93%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  Disappointing economic news disproportionately affected high-growth small-capitalization companies, as investors feared these companies may not just suffer periods of weak earnings, but may not be able to refinance and may in fact go out of business. Unlike the latter part of 2000, when it was mostly lower-quality companies that sold off, these concerns extended to higher-quality companies in the first half of 2001.

In the third quarter of 2001, U.S. small-capitalization stocks saw their worst quarterly performance in more than a decade, as the September 11 terrorist attacks caused equities to sell off around the world. Small-capitalization stocks bounced back from their September lows and posted strong returns for the fourth quarter, handily beating the large-capitalization indices for the quarter and the year. Cyclical companies generally performed well while defensive ones lagged.

Toward the end of 2001, investors grew more confident the economy would emerge stronger in 2002. Retail spending held up better than expected, though it was sustained by promotions and discounts. Capital spending showed tentative signs of stabilization. The Fed did its part and took measures to provide significant liquidity to the financial system, including two additional

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

interest rate cuts during the fourth quarter, bringing the total for the year to 11. Achievements in the war on terrorism also helped improve market sentiment. These elements combined to boost small-capitalization returns, especially among companies sensitive to economic activity.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  Given the portfolio’s overweighting versus the benchmark in the technology sector, the April bounce back in this sector was helpful to returns, and as a result some technology positions in the portfolio were reduced. Stock selection, especially in the media, software, biotechnology, and Internet sectors, also contributed positively to portfolio returns. As the market has become more discriminating, we have pared back the list of portfolio holdings significantly, concentrating on securities within each sector with a focus on market-leading companies which we believe are attractively valued within the context of their industries.

In late September, we at Capital Guardian began establishing the portfolio’s positions in cyclical industries including chemicals and machinery, as we developed a constructive view on the supply and demand for their products and on the likelihood of an economic recovery. Meanwhile, we began trimming the portfolio’s holdings in consumer staples and other defensive securities, including some of the portfolio’s large food company holdings. This shift was beneficial in the fourth quarter and helped the portfolio recoup some of the losses it endured earlier in the year relative to the benchmark.

Portfolio positions in the technology, producer durables, and financial services sectors suffered from the negative market environment while the consumer staples, auto and transportation, and utilities sectors benefited the portfolio.

Q: What is your outlook for 2002?

A:  We at Capital Guardian believe low oil prices and interest rates, along with tax cuts and increased government spending, all point toward an economic recovery in 2002. We also believe this should be especially beneficial to small-capitalization stocks, which tend to be more operationally and financially leveraged to economic growth. Incremental spending has a significant impact on small companies, especially cyclical ones. Meanwhile, small-capitalization stock valuations are currently about two-thirds that of large-capitalization stocks. Therefore, we believe that small-capitalization stocks have the potential to outperform large- capitalization stocks in 2002 as they have in the early stages of previous recoveries.

International Large-Cap Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 12.82%** for the International Large-Cap Portfolio versus 6.98%* for its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, the portfolio returned –18.29%**, compared to a –21.21%* return for its benchmark for the year ended December 31, 2001.

Performance Comparison
International Large-Cap Portfolio
- - - - - - - -	MSCI EAFE Index

Total Returns for the Year Ended December 31, 2001
1 Year
International Large-Cap Portfolio**	-18.29%
MSCI EAFE Index*	-21.21%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  Unlike the correction in 2000, which decimated many of the more speculative areas of the markets, selling in the first half of 2001 hurt higher-quality companies in the technology and telecommunications areas as well as the pharmaceutical, food and beverage, energy, and financial companies that had once offered a haven to investors. The terrorist attacks in the United States on September 11, while creating new social and psychological realities, began to be regarded economically as an amplification of existing concerns regarding economic growth and corporate profits. Initial market reaction, first in Europe and Japan and later following the reopening of the U.S. market, was swift and severe.

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Following the initial market pressure, a late rally in telecommunications stocks helped Europe end the final few weeks of the third quarter on a positive note. Prior to September 11, with the global economy already slowing, energy, autos, and certain defensive areas performed relatively better than the already battered areas of technology and telecommunication services. The fourth quarter of 2001 will no doubt be remembered for a significant rebound in some of the market’s most battered sectors. Military progress in the U.S.-led war in Afghanistan also contributed to positive sentiment. Technology and telecommunications were the prime beneficiaries of investors’ improved outlook, especially in Europe and the emerging markets.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  While telecommunications and technology, where the portfolio has an overweighting in semiconductors and wireless telecommunications compared to the benchmark, enjoyed a rebound in the fourth quarter, it was not enough to offset losses incurred in the previous three quarters. A guilt by association environment took over in areas such as wireless communications, where the problems of weaker players brought down the stock prices of market leaders.

Compared to its benchmark, overweight positions in semiconductor-related companies, wireless telecommunications, and communications equipment hurt portfolio results, as did being underweight in software companies. In the case of oil and gas companies, Capital Guardian’s belief that crude and natural gas prices have peaked kept the portfolio underweight compared to its benchmark as many of these companies gave up earlier gains. Stock selection in pharmaceutical and financial companies proved beneficial. The portfolio also benefited from a greater than benchmark emphasis on cyclical sectors such as autos, metals and mining, aerospace, and chemicals.

While some of the portfolio’s purchases towards the end of 2001 brought a more cyclical tone to the portfolio (and we believe cyclical companies may do better if the global economy improves in 2002) these holdings were added on the basis of improving fundamentals. The portfolio’s overweight in Japan compared to the benchmark is based on owning companies in a variety of areas that we believe should benefit from cost cutting and restructuring or from a rebound in the technology sector.

Q: What is your outlook for 2002?

A:  With a great deal of liquidity surging through the global financial system, we believe that a sharper recovery is certainly possible. That said, the economic data today is not encouraging and corporate profits could continue to disappoint in the near term. If a sharp rebound does not materialize, we believe economic stabilization should be enough to benefit companies held in the portfolio in a variety of areas.

We believe we are moving toward a broader market where investment success will depend on the level of fundamental research devoted to individual companies. Understanding each business, knowing suppliers and competitors while keeping an eye on macroeconomic dynamics will be even more crucial than ever.

I-Net TollkeeperSM Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 23.93%** for the I-Net Tollkeeper Portfolio versus 10.69%* for its benchmark, the S&P 500 Index, the portfolio returned –33.89%**, as compared to a –11.88%* return for its benchmark for the year ended December 31, 2001.

Performance Comparison
I-Net Tollkeeper Portfolio
- - - - - - - -	S&P 500 Index

Total Returns for the Year Ended December 31, 2001
1 Year
I-Net Tollkeeper Portfolio**	-33.89%
S&P Index*	-11.88%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  The U.S. equity market experienced a difficult year with most of the major indices finishing in negative territory. Throughout 2001, investors dealt with the abrupt slowdown in the U.S. economy’s growth rate and the

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

resulting sluggish business environment. At the beginning of the year the market’s weakness was, for the most part, concentrated in the technology sector. The steep drop in this sector was primarily caused by weakening demand, significant inventory build-up and downward earnings revisions. As the economy’s growth slowed even further, more industries began to report a slowdown in business, and investors sold stocks across the board. In an effort to jolt the sluggish economy, the Fed lowered the federal funds rate on 11 separate occasions in 2001. Despite the rationale that lower interest rates would spur investment and in turn boost stock prices, the market did not soar on the heels of the looser monetary policy.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  Despite a weak 2001, strong performers in the portfolio included a number of major software companies and the largest provider of news, sports and other types of content used by the U.S. radio industry. Other strong performers included selected portfolio holdings in the wireless communications industry.

On the other hand, many of the portfolio’s holdings detracted from performance due to the weakening market conditions. Certain stocks in the data storage, telecommunications services and diversified communications industries detracted from results.

In managing the portfolio, we at Goldman Sachs strive to invest in companies that we believe have strong balance sheets, dominant franchises, free cash flow, recurring revenue streams, and excellent management that are strategically positioned for consistent long-term growth. We believe these companies, while not immune to a slowdown, tend to weather the storm and emerge from a slow economy even stronger.

Q: What is your outlook for 2002?

A:  The U.S. equity markets were exceptionally volatile throughout 2001. The portfolio management team at Goldman Sachs previously believed that the economy would grow modestly each year. However, we have changed that assumption to a flat, or more likely, a recessionary environment for the next several quarters. This is not a forecast, but rather an assumption so that the team can test the strength of the portfolio’s holdings under a possibly difficult economic environment. We at Goldman Sachs are re-emphasizing the portfolio’s focus on balance sheets and cash flows. Most importantly, the portfolio management team is analyzing the strategic position of the portfolio’s holdings, not only from a marketing standpoint, but from a sustainability stand point as well.

Financial Services Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 7.24%** for the Financial Services Portfolio versus 10.69%* for its benchmark, the S&P 500 Index, the portfolio returned –7.28%**, as compared to a –11.88%* return for its benchmark for the year ended December 31, 2001.

Performance Comparison
Financial Services Portfolio
- - - - - - - -	S&P 500 Index

Total Returns for the Period Ended December 31, 2001
Year-to-Date
Financial Services Portfolio** (Operations commenced on January 2, 2001)	-7.28%
S&P Index*	-11.88%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  In such a volatile year, the performance of financial services stocks was mixed — though they generally outpaced the broad market. The first and third quarters saw more defensive holdings like thrifts excel, as investors were attracted to their low credit risk and relatively stable reputations. Conversely, in the second and fourth quarters, market-sensitive names representing the investment banking and brokerage sub-sectors were more apt to post gains, spurred by quarterly rebounds. Throughout the year, the Fed’s 11 interest rate cuts and a steeper yield curve proved beneficial, allowing banks to borrow short and lend long. At the same time, an unfavorable environment for initial public offerings (IPOs) and setbacks following the September 11 terrorist attacks offset the positive momentum stemming from the Fed’s easing actions.

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  In keeping with these rapidly changing trends, many of the portfolio’s holdings experienced sharp ups and downs — only to finish the year essentially flat. Included in this group were top portfolio positions Citigroup Inc. (4.77% of the portfolio’s total market value as of 12/31/01), whose diversified business approach helped the company weather the year’s turbulence, and Lehman Brothers Holdings Inc. (3.97%), whose emphasis on better-performing fixed-income markets resulted in a showing stronger than many of its peers. In INVESCO’s opinion, the flat returns of these companies actually constituted outperformance in a year as challenging as 2001.

We were also pleased with what we believe to be relatively solid annual returns posted by Fifth Third Bancorp (4.64%), a high-quality lender, and John Hancock Financial Services (the portfolio did not hold as of 12/31/01), a life insurer recognized for its earnings stability and lack of credit exposure. Additionally, the portfolio was not exposed to any of the large reinsurers liable for most of the September 11 losses, which helped performance.

Less successful portfolio holdings included J.P. Morgan Chase & Co. (2.42%) and Goldman Sachs Group Inc. (3.43%), both punished throughout the majority of the period for their sizable capital markets exposure. Yet in the fourth quarter, these companies bounced back along with the market, and we remain optimistic on their business plans and market positions, particularly as we look ahead to a possible economic recovery.

Q: What is your outlook for 2002?

A:  As always, we at INVESCO will continue to target what we believe to be a diverse, high-quality group of companies within the financial services sector heading into 2002. We remain focused on company fundamentals and long-term growth potential — an approach that we believe will help the portfolio to weather any future volatility that may lie ahead while helping to ensure that the portfolio is properly positioned to capitalize on what we believe will be improving market conditions in 2002.

Health Sciences Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 5.92%** for the Health Sciences Portfolio versus 10.69%* for its benchmark, the S&P 500 Index, the portfolio returned –7.69%**, as compared to a –11.88%* return for its benchmark for the year ended December 31, 2001.

Performance Comparison
Health Sciences Portfolio
- - - - - - - -	S&P 500 Index

Total Returns for the Period Ended December 31, 2001
Year-to-Date
Health Sciences Portfolio** (Operations commenced on January 2, 2001)	-7.69%
S&P Index*	-11.88%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  Against the year’s volatile backdrop, the health care sector saw investors vacillate between a range of sub-sectors — most notably pharmaceutical and biotechnology stocks. The former fared better in the first and third quarters of the year, when defensive investments were favored for their relative stability. Yet in the second and fourth quarters, investors turned their attention to more volatile stocks, focusing on the biotechnology sector’s growth prospects. Unfortunately, however, worries over corporate profitability and economic stability never quite receded, resulting in a down year for the sector.

Q: Discuss some of the sectors, which performed well, and those sectors which reported disappointing results during the year.

A:  Key holdings in the portfolio detracting from performance included Pfizer Inc. (5.42% of the portfolio’s total market value as of 12/31/01), a large, diversified pharmaceutical company, and Genentech Inc. (3.22%), one of the portfolio’s biotechnology positions. Pfizer Inc. — in spite of having one of the industry’s highest growth rates, a strong portfolio of existing

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

products, and a promising pipeline of drugs under development — was unable to rise above the generally unfavorable conditions. Both companys’ stocks were hindered in the fourth quarter by an earnings warning from influential bellwether Merck & Co. (the portfolio did not hold as of 12/31/01). And while Genentech announced promising data on its colorectal cancer drug Avastin during the period, it also lost ground, falling victim to the market’s extreme fluctuations.

Conversely, many of the portfolio’s largest holdings weathered the challenging year and even edged higher. Stalwart Johnson & Johnson (5.85%), the portfolio’s top holding as of December 31, 2001, was a consistent performer thanks to its strong fundamentals and classic defensive posture.

We were also pleased with the portfolio’s “specialty pharmaceuticals” holdings — smaller health care firms that either create and market a tighter range of targeted drugs or specialize in producing generic versions of popular medications. Leading this group were King Pharmaceuticals Inc. (2.22%), bolstered by strong sales of its cardiovascular drug Altace, and Forest Laboratories Inc. (4.64%), recognized for the success of its antidepressant Celexa. Forest Laboratories’ announcement in the fourth quarter of plans to enter into a long-term agreement with Sankyo Pharma Inc. (the portfolio did not hold as of 12/31/01) to promote and sell a drug called Benicar for the treatment of hypertension caused it to surge even higher as the year came to a close. Having already proven itself with Celexa, the market gave the company a great deal of credit for taking this new step.

Q: What is your outlook for 2002?

A:  As we look ahead, INVESCO is optimistic that powerful trends in the health care industry, such as the aging of the baby boomers and the advent of new medical technologies, will continue to drive portfolio holdings’ long-term performance. We also remain committed to our bottom-up approach, and will keep targeting health care companies with products and fundamentals strong enough to precipitate gains in market share.

We believe the market will continue to reward those health care companies launching new products or that are on the verge of new product cycles. Given the weak market in 2001, we believe there will be a good deal of opportunity in health care stocks in 2002.

Technology Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 36.85%** for the Technology Portfolio versus 10.69%* for its benchmark, the S&P 500 Index, the portfolio returned –40.94%**, compared to a –11.88%* return for its benchmark for the year ended December 31, 2001.

Performance Comparison
Technology Portfolio
- - - - - - - -	S&P 500 Index

Total Returns for the Period Ended December 31, 2001
Year-to-Date
Technology Portfolio** (Operations commenced on January 2, 2001)	-40.94%
S&P Index*	-11.88%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  As the year progressed, the technology sector was impeded by report after report that business was slowing and unwanted inventories were building up in the face of poor economic conditions. With investors already feeling risk averse and technology stocks having endured a sharp valuation correction during 2000, the market did not react well to the bad news, and technology stocks continued their declines. This uncertainty cast a shadow over the entire technology area, and unfortunately, the market’s tech-led rebound in the fourth quarter was not enough to offset the troubles encountered in the previous nine months.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  The portfolio’s underperformance relative to the benchmark during the year was mainly attributable to its

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

focus on high-quality industry leaders whose higher valuations made them victims of the sharp sell-off. Although the commitment to owning market leaders hampered the portfolio in a down year, we expect these top companies to be rewarded once conditions improve for the technology sector. Specifically, the portfolio’s exposure to the software sub-sector held it back for the majority of the year, though we at INVESCO believe that software firms will be among the first to recover once demand from corporations strengthens.

Another key sub-sector emphasized in the portfolio in 2001 was semiconductors — an area that also struggled in spite of its compelling long-term growth prospects. The portfolio finished the period with its largest allocations going toward software and semiconductor companies, but maintained a healthy diversification across the various technology sub-sectors. At the same time, throughout the year we continued to add to the larger-capitalization technology growth stocks in the portfolio, in keeping with our thesis that high-quality firms are generally the first to rally during an upturn in the technology sector.

Q: What is your outlook for 2002?

A:  Looking ahead, while the fundamental picture is clearly improving, technology stock valuations are still somewhat high, and we wouldn’t be surprised to see a pullback or continued consolidation in the sector. That said, we believe that declines will be relatively benign and short-lived, and we are expecting conditions to improve significantly for the technology sector as 2002 progresses. The combination of extremely low interest rates, favorable fiscal policy, corporate downsizing, and inventory reductions has resulted in a foundation that we believe should help lift technology companies’ earnings in 2002.

While we believe the market is clearly anticipating a recovery, we also believe that the market is underestimating the leverage and earnings improvement that technology stocks will experience once the economy starts to turn. With this in mind, we continue to overweight those sub-sectors with marked economic leverage, such as semiconductors and contract manufacturing. In addition, we remain convinced that the larger growth companies will benefit most during a recovery. Therefore, we will continue to target those technology firms that we believe are leading their respective markets.

Telecommunications Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 19.29%** for the Telecommunications Portfolio versus 10.69%* for its benchmark, the S&P 500 Index, the portfolio returned –46.72%**, compared to a –11.88%* return for its benchmark for the year ended December 31, 2001.

Performance Comparison
Telecommunications Portfolio
- - - - - - - -	S&P 500 Index

Total Returns for the Period Ended December 31, 2001
Year-to-Date
Telecommunications Portfolio** (Operations commenced on January 2, 2001)	-46.72%
S&P Index*	-11.88%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  The telecommunications sector endured another year of poor performance, as the economic recession, which officially started in the second quarter, impacted the group’s fundamental progress perhaps more adversely than any other sector. The economic downturn not only hurt many companies’ revenues, but also forced them to reconsider their budgets. In many cases, telecommunications spending was cut, which spurred a downturn in demand that caught equipment companies off guard. Consequently, extreme inventory excesses plagued the equipment group for most of the period. Meanwhile, poor equity market performance during 2001 had many investors feeling risk averse. As a result, alternative telecommunication service providers could not receive the funding required to advance their business plans or to complete the construction of their networks, which further depressed demand for equipment.

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  All in all, there were few bright spots in the sector during 2001 as regional Bell operating companies, competitive local exchange carriers, wireless service providers and equipment makers all declined to varying degrees. Even the strong performance by individual standouts, such as EchoStar Communications Corp. (1.04% of the portfolio’s total market value as of 12/31/01), the satellite television broadcaster, and VoiceStream Wireless (the portfolio did not hold as of 12/31/01), could not offset the broad-based declines.

Q: What is your outlook for 2002?

A:  We at INVESCO remain as confident as ever that the economy will improve during the next year. Furthermore, we fully expect the market to begin to anticipate the recovery before it actually materializes. We believe that the anticipated economic recovery should benefit all telecommunications sectors, as it would likely lead to a spike in voice and data traffic. Interestingly, Internet portal Yahoo! (the portfolio did not hold as of 12/31/01) reported that its online holiday retail sales surged 86% compared to last year. Although this variety of traffic does not consume a large amount of capacity on broadband networks, it may indicate that consumers are increasingly incorporating the Internet into their daily routines. If this is true, then we believe it seems likely that other data-consuming applications will also be embraced.

Developments such as these continue to make us optimistic about the telecommunications sector’s potential. And if corporate capital expenditures on telecommunications equipment improve in the coming year as we expect, we believe 2002 should see more encouraging performance for the portfolio.

Multi-Strategy Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 6.93%** for the Multi-Strategy Portfolio versus the returns for those of its benchmark indices 10.69%* for the S&P 500 Index and a 0.04%* for the Lehman Brothers Aggregate Bond Index (Lehman Aggregate Index), the Multi-Strategy Portfolio returned –1.15%**, compared to a –11.88%* return for the S&P 500 Index and a 8.42%* return for the Lehman Aggregate Index for the year ended December 31, 2001.

Performance Comparison
Multi-Strategy Portfolio
- - - - - - - -	S&P 500 Index
Lehman Brothers Aggregate Bond Index

Average Annual Returns for the Years Ended December 31, 2001
	1 Year	5 Years	10 Years
Multi-Strategy Portfolio**	-1.15%	8.55%	9.21%
S&P Index*	-11.88%	10.70%	12.93%
Lehman Brothers Index*	8.42%	7.43%	7.23%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  In March, the economy fell into recession, but the official declaration came later in the year. Investors anticipated the slowdown early on as weakness in technology spending, continuous price declines for most goods, layoffs and disappointing corporate earnings announcements plagued the markets. The Fed attempted to accommodate the economic slowdown by easing interest rates an unprecedented 11 times, bringing the federal funds rate to the lowest level in forty years, 1.75%. The tragic events of September 11 exacerbated investors’ fears with a dramatic sell-off that pushed market indices and volatility to levels not seen since the autumn of 1998. Within this volatile environment, stock selection was the single most important factor in the portfolio’s performance, contributing positively to returns in 15 out of 19 sectors and contributing negatively to returns in the remaining four sectors.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  Within the equity portion of the portfolio, amid the volatility of 2001, stock selection played a major role in the portfolio’s performance. Although the industrial cyclical sector declined overall, the portfolio’s stock

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

selection within this sector actually impacted portfolio returns positively, as did stock selection in the retail and consumer cyclical sectors, which both posted positive performance for the year. On the negative side, stock selection within the telecommunications and pharmaceuticals sectors detracted from performance, with those sectors both experiencing negative returns over the course of the year.

Within the fixed income portion, the portfolio maintained a long duration position throughout 2001. After being underweight in the corporate sector versus the benchmark for almost all of last year, we added to the portfolio’s holdings in late December when corporate bonds had declined to the point of offering strong relative value. By the end of the first quarter, the portfolio was overweight in corporate bonds versus the benchmark, favoring the more liquid auto, finance, and telecommunications holdings. The portfolio profited from some of these positions in the second quarter, given the strong outperformance of the corporate sector, and moved to a less aggressive overweight. In the fourth quarter, we took advantage of the wider yield spreads between corporates and U.S. treasury securities and increased the portfolio’s overweight position in the corporate sector.

Q: What is your outlook for 2002?

A:  We at J.P. Morgan believe that the economy continues to show signs of stabilization as initial jobless claims, consumer confidence, and industrial surveys have improved significantly from levels in the fall of 2001. However, statistics of actual economic activity continue to reveal a fragile economy. We believe continued support from monetary policy over the coming months will be crucial in enabling the economy to begin a sustainable recovery. With the financial system awash with liquidity, we are confident that investors will be wary of being too defensive and will continue to look for signs of an economic recovery. As always, the portfolio management strategy will continue to focus on identifying relative value within sectors based on companies’ longer-term earnings prospects.

Equity Income Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 12.87%** for the Equity Income Portfolio versus 10.69%* for its benchmark, the S&P 500 Index, the portfolio returned –8.87%**, compared to a –11.88%* return for its benchmark for the year ended December 31, 2001.

Performance Comparison
Equity Income Portfolio
- - - - - - - -	S&P 500 Index

Average Annual Returns for the Years Ended December 31, 2001
	1 Year	5 Years	10 Years
Equity Income Portfolio**	-8.87%	8.99%	10.65%
S&P Index*	-11.88%	10.70%	12.93%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  Over the course of 2001, the economy fell into recession, although the official declaration did not come until late in the year. Investors anticipated the slowdown early on as weakness in technology spending, continuous price declines for most goods, layoffs and disappointing corporate earnings announcements plagued the markets. The Fed attempted to accommodate the economic slowdown by easing interest rates an unprecedented 11 times, bringing the federal funds rate to the lowest level in forty years. The tragic events of September 11 exacerbated investors’ fears with a dramatic sell-off that pushed market indices and volatility to levels not seen since the autumn of 1998. Within this volatile environment, stock selection was the single most important factor in the portfolio’s performance, with stock selection contributing positively to returns in 15 out of 19 sectors and contributing negatively to returns in the remaining four sectors.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  Amid the volatility of 2001, stock selection in the portfolio played a major role in the portfolio’s performance. Although the industrial cyclical sector declined overall, the portfolio’s stock selection within this

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

sector actually impacted portfolio returns positively, as did stock selection in the retail and consumer cyclical sectors, which both posted positive performance for the year. On the negative side, stock selection within the telecommunications and pharmaceuticals sectors detracted from performance, with those sectors both experiencing negative returns during 2001.

Q: What is your outlook for 2002?

A:  We at J.P. Morgan believe that the economy continues to show signs of stabilization as initial jobless claims, consumer confidence, and industrial surveys have improved significantly from fall levels. However, statistics of actual economic activity continue to reveal a fragile economy. We believe continued support from monetary policy over the coming months will be crucial in enabling the economy to begin a sustainable recovery. With the financial system awash with liquidity, investors are wary about being too defensive and we believe they will continue to look for signs of an economic recovery. As always, in managing the portfolio, we will continue to focus on identifying relative value within sectors based on companies’ longer-term earnings prospects.

Strategic Value Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 13.08%** for the Strategic Value Portfolio versus 10.69%* for its benchmark, the S&P 500 Index, the portfolio returned –9.87%**, compared to a –11.88%* return for its benchmark for the year ended December 31, 2001.

Performance Comparison
Strategic Value Portfolio
- - - - - - - -	S&P 500 Index

Total Returns for the Year Ended December 31, 2001
1 Year
Strategic Value Portfolio**	-9.87%
S&P Index*	-11.88%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A:  While the first eight months of the year were difficult as the market searched for signs of an economic bottom, the September 11 attacks threw an already tenuous economy into disarray. The aftermath of the attacks led to a severe negative impact to the portfolio’s performance during the third quarter, although the portfolio later recovered and outperformed its benchmark, the S&P 500 Index, during the fourth quarter. By the time the experts confirmed that the U.S. economy was in a recession, investors had already discounted expectations for a mid-2002 recovery. Encouraged by the Fed’s aggressive interest-rate cuts, U.S. equity markets moved higher toward the end of the year, occasionally surpassing their pre-September 11 levels.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  Contributing to the portfolio’s performance was Apple Computer Inc. (3.93% of the portfolio’s total market value as of 12/31/01), which compensated for earlier missteps by working off excess inventory, restoring profitability, and maintaining a strong balance sheet. Also contributing to portfolio performance was Moody’s Corp. (1.33%), a global credit-rating agency, which saw demand for its risk-management and rating services soar as the privatization of European debt gained momentum.

Portfolio holdings in the media sector significantly increased during the period. Following the events of September 11, Viacom Inc. (1.91%), along with Clear Channel Communications Inc. (0.31%) and Lamar Advertising Co. (0.99%), collapsed to levels that simply in Janus’ view, didn’t make sense considering they are all strong generators of cash with very solid management teams. As a result, we increased portfolio holdings in these companies due to what we believed were attractive valuations. We are particularly fond of media firms because we believe that they generate substantial levels of free cash flow. In the final months of the year, Viacom Inc. led media firms in a climb back out of the worst advertising slump in a decade, which had been exacerbated by the terrorist attacks.

Q: What is your outlook for 2002?

A:  Although the market proved more resilient than anyone could have imagined, we at Janus expect volatility

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

to continue. Regardless of the near-term outlook, by embracing the uncertainty and approaching opportunities proactively rather than reactively, we believe we can identify companies generating substantial free cash flow, yet trading at a considerable discount. As always, we will rely on careful analysis in our search for companies that we believe are capable of providing good returns with limited downside risk.

Growth LT Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 10.26%** for the Growth LT Portfolio versus 10.69%* for its benchmark, the S&P 500 Index, the portfolio returned –29.55%**, compared to a –11.88%* return for its benchmark for the year ended December 31, 2001.

Performance Comparison
Growth LT Portfolio
- - - - - - - -	S&P 500 Index
Russell 2500 Index

Average Annual Returns for the Years Ended December 31, 2001
	1 Year	5 Years
Growth LT Portfolio**	-29.55%	13.92%
S&P Index*	-11.88%	10.70%
Russell Index*	1.22%	10.34%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  The Fed cut interest rates 11 times in 2001 to help stimulate the economy. Although late summer brought signs of economic stabilization, particularly in the technology sector, as excess inventories were steadily sold off, the U.S. economy weakened and the severity of the decline was underestimated. The events of September 11 destabilized an already shaky market, and the economic contraction slowed spending and spurred rising unemployment.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  During the year portfolio holdings increased in the healthcare and financial services sectors. These sectors benefited from the relative stability of revenue streams and cash flows. In particular, we invested in three sub-sectors of the healthcare arena, Pfizer Inc. (3.99% of the portfolio’s total market value as of 12/31/01), a large-capitalization pharmaceutical giant, Tenet Healthcare Corp. (Tenet) (1.98%), a healthcare service company, and Waters Corp. (0.92%), a small-capitalization medical device provider. However, Tenet, along with several biotech and healthcare holdings, for example, HCA Inc. (0.98%), Enzon Inc. (the portfolio did not hold as of 12/31/01) and Millenium Pharmaceuticals Inc. (0.07%), later lost ground as investors took profits in the wake of a relatively strong third quarter for these sectors.

In financial services, we either purchased or added to the portfolio’s holdings of Citigroup Inc. (4.51%), Berkshire Hathaway Inc. (2.51%), and Fannie Mae (1.46%). Citigroup Inc., with its diverse and global revenue base, responded positively to the weaker economy with aggressive cost-cutting, a move into more stable businesses, and international expansion. Fannie Mae, a government agency mortgage underwriter, benefited from the lower interest rate environment, which sparked a wave of refinancing. In addition, we attempted to achieve greater balance in the portfolio’s sector exposure, combining the growth stocks we typically favor with those more economically sensitive. Technology holdings, which were hard-hit earlier in the year, rebounded by year-end. Meanwhile, the media and cable industry slowly climbed out of an advertising slump.

Q: What is your outlook for 2002?

A:  We at Janus remain committed to adding value to the portfolio by identifying companies we believe will emerge as winners as the economy stabilizes. We believe that we will likely see more market volatility as fourth quarter earnings are released, but we expect that the financial markets will almost certainly anticipate a turnaround in 2002. We have reduced the portfolio’s weighting compared to its benchmark, in more economically sensitive industries, such as technology, media, energy, and industrials. At the same time, we have increased the portfolio’s exposure to companies that we

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

believe may be more resistant to economic weakness, such as the financial services and healthcare sectors.

Focused 30 Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 22.82%** for the Focused 30 Portfolio versus 10.69%* for its benchmark, the S&P 500 Index, the portfolio returned –13.35%**, compared to a –11.88%* return for its benchmark for the year ended December 31, 2001.

Performance Comparison
Focused 30 Portfolio
- - - - - - - -	S&P 500 Index

Total Returns for the Year Ended December 31, 2001
1 Year
Focused 30 Portfolio**	-13.35%
S&P Index*	-11.88%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  Equity markets faced several challenges over the past year as weakness in corporate profits and capital spending weighed heavily on stocks. However, none of these pressures had more bearing than the September 11 attacks. The New York Stock Exchange (NYSE) closed for four days following the attacks. When the NYSE reopened, an unanticipated Fed interest rate cut failed to calm nervous investors, which sent the Dow Jones Industrial Average Index (DJIA) into its steepest one-week loss since the Great Depression. Following the DJIA’s decline, investors took advantage of numerous buying opportunities, which gave most of the major stock indices a boost during the fourth quarter of 2001.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  Amid a torrent of profit warnings in all corners of the market, the portfolio’s healthcare holdings had a positive impact to portfolio performance. Hospital operator Tenet Healthcare Corp. (Tenet) (1.80% of the portfolio’s total market value as of 12/31/01) continued to raise and beat earnings estimates. We at Janus believe that the company is capitalizing on a favorable pricing environment, as well as consolidation in the hospital industry, and is focused on improving cash flow dynamics. Beyond that, an emphasis on establishing critical mass in specific geographical markets allows Tenet to wield substantial leverage in pricing negotiations with health insurers and corporate sponsors.

Some of the portfolio holdings in media stocks fell victim to a generally weak advertising climate but saw a significant rise in share price in the fourth quarter. Among them was Clear Channel Communications Inc. (7.44%), which has a diverse collection of premier media properties along with strong recurring revenue streams provided by its large subscriber base. We viewed a third-quarter price dip as unwarranted considering its longer-term prospects and chose to add to the portfolio’s position in Hispanic Broadcasting Corp. (4.68%), a Spanish-language radio operator, which also posted a gain in the fourth quarter as its strong balance sheet enabled it to make strategic acquisitions at attractive prices even as the ad market weakened.

Meanwhile, Berkshire Hathaway Inc. (4.30%), the world’s largest reinsurance concern, took a hit when it lost an estimated $2.2 billion from the World Trade Center attacks. But the company rebounded in the fourth quarter and ended the year on a positive note.

Q: What is your outlook for 2002?

A:  Although the portfolio’s negative performance has been troubling, we believe that there is reason to be optimistic looking ahead. Fueling our optimism is the way central bankers and government officials throughout the world have come together to combat a global slowdown in the wake of the September 11 attacks. Furthermore, the Bush administration’s proposed fiscal stimulus package has raised hopes that the current U.S. recession may be shorter in duration than previously anticipated. This period of economic and market uncertainty has been unsettling, but it has given us the opportunity to find attractive new investments for the portfolio.

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Mid-Cap Value Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 18.92%** for the Mid-Cap Value Portfolio versus 17.20%* for its benchmark, the Russell Midcap Index, the portfolio returned 13.30%**, compared to a –5.62%* return for its benchmark for the year ended December 31, 2001.

Performance Comparison
Mid-Cap Value Portfolio
- - - - - - - -	Russell Midcap Index

Total Returns for the Year Ended December 31, 2001
1 Year
Mid-Cap Value Portfolio**	13.30%
Russell Midcap Index*	-5.62%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  U.S. mid-capitalization stocks were one of the few bright spots in an otherwise gloomy year for investors, managing modest gains amid the weakness in larger U.S. stocks. This is the second consecutive calendar year mid-capitalization stocks have outperformed larger stocks, a fact that highlights the benefits of portfolio diversification. The economic outlook had been a primary focus of investors throughout the year, and their level of concern rose dramatically following the September 11 terrorist attacks. Stock markets reached their lows for the year in the aftermath of the attack, with companies more directly affected by the economic cycle bearing the brunt of the selling. However, just as negative market sentiment reached its peak, stocks bottomed before staging a strong rally in the final months of 2001. The upswing was based on renewed confidence that the combination of aggressive monetary and fiscal stimulus would trigger an economic rebound during 2002.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  Within the portfolio, the technology holdings performed very well due to their solid valuation support, actually managing gains amid the significant weakness in the sector. For instance, hard drive manufacturer Maxtor Corp. (1.89% of the portfolio’s total market value as of 12/31/01) was helped by an improving competitive position, while Accenture Ltd.’s (the portfolio did not hold as of 12/31/01) strong earnings confirm its leadership in the technology consulting industry. Consumer discretionary holdings also performed well, both during the quarter and the year overall, as consumer spending was remarkably resilient in light of the economic weakness. Blockbuster Inc. (the portfolio did not hold as of 12/31/01) was helped by strong rentals of DVD’s, as well as by the expectation that consumers would stay closer to home following the terrorist attacks. Ross Stores Inc.’s (0.89%) off-price format proved very resistant to the economic slowdown, as cautious consumers looked for ways to make their dollars go farther. In contrast, the portfolio’s holdings in the finance sector modestly lagged those in the benchmark index. ACE Ltd., a reinsurer, (the portfolio did not hold as of 12/31/01) was hurt due to concerns about exposure to the World Trade Center disaster while capital markets’ weakness weighed on A.G. Edwards, Inc. (the portfolio did not hold as of 12/31/01) and Instinet Corp. (the portfolio did not hold as of 12/31/01).

Q: What is your outlook for 2002?

A:  Our outlook at Lazard for U.S. mid-capitalization stocks is positive, as valuations relative to larger stocks remain attractive even after their outperformance in recent years. We continue to focus on valuation in the context of financial productivity, implementing relative value style, which is currently being rewarded in the marketplace. We remain confident that the holdings in the portfolio can continue to generate strong returns on capital over the long term, and that long-term financial productivity remains the key to successful investing.

International Value Portfolio

Q:  How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 6.82%** for the International Value Portfolio versus 6.98%* for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index,

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

the portfolio returned –21.87%**, compared to a –21.21%* return for its benchmark for the year ended December 31, 2001.

Performance Comparison
International Value Portfolio
- - - - - - - -	MSCI EAFE Index

Average Annual Returns for the Years Ended December 31, 2001
	1 Year	5 Years	10 Years
International Value Portfolio**	-21.87%	-0.38%	4.79%
MSCI EAFE Index*	-21.21%	1.17%	4.76%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  The acceleration of the global economic downturn hurt corporate earnings and weighed on non-U.S. markets throughout 2001. The MSCI EAFE Index fell over 20% during 2001, its second consecutive year of decline; this marked the first two-year drop for the MSCI EAFE Index since the energy crisis of the early 1970’s. While market weakness in 2000 was concentrated in the highly valued technology and telecommunications sectors, the decline in 2001 saw all of the sectors in the MSCI EAFE Index experience significant losses. The economic outlook had been a primary focus of investors throughout the year, and their level of concern rose dramatically following the September 11 terrorist attacks. Stock markets reached their lows for the year in the aftermath of the attack, with companies more directly affected by the economic cycle bearing the brunt of the selling. However, just as negative market sentiment reached its peak, stocks bottomed before staging a strong rally in the final months of 2001. The upswing was based on renewed confidence that the combination of aggressive monetary and fiscal stimulus will trigger an economic rebound during 2002.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  Within the portfolio, holdings in the consumer staples and energy sectors held up well generally due to their ability to remain profitable in adverse economic environments. The portfolio also benefited from a relatively low exposure to technology and telecommunications sectors that continued to be weak. Still, the portfolio’s few technology and telecommunications holdings were not spared in the general sell-off of these sectors. The portfolio’s financial holdings were hurt by weak capital markets; in addition, certain holdings had direct insurance exposure to the September 11 tragedy. At Lazard, we still have confidence in these companies’ long-term ability to generate strong returns-on-capital, and were heartened to see many of them rebound during the fourth quarter.

Q: What is your outlook for 2002?

A:  2001 was an eventful and volatile year: stock prices whipsawed as investors’ view of the global economic outlook constantly shifted. This state of flux underlined the difficulty of predicting such a volatile market. As a case in point, the terrorist attacks of September 11 had the single greatest impact on economic outlook and were, at the same time, the events that were most impossible to foresee. It is precisely the difficulty of predicting the economic cycle that gives us added confidence in our philosophy of investing in companies that have demonstrated the ability to sustain high levels of financial productivity in a variety of economic environments. Our outlook for non-U.S. stocks is positive, as we believe that valuations have compressed after two years of declines while profitability appears to remain fairly strong. In addition, the MSCI EAFE Index has never declined for three consecutive years since its inception in 1970. We remain confident that the companies whose stocks are held in the portfolio can continue to generate strong returns on capital over the long term, and that long-term financial productivity remains the key to successful investing.

Capital Opportunities Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 18.04%** for the Capital Opportunities Portfolio versus 10.69%* for its benchmark, the S&P 500 Index, the portfolio returned –15.54%**, as compared to a –11.88%* return for its benchmark for the year ended December 31, 2001.

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Performance Comparison
Capital Opportunities Portfolio
- - - - - - - -	S&P 500 Index

Total Returns for the Period Ended December 31, 2001
Year-to-Date
Capital Opportunities Portfolio** (Operations commenced on January 2, 2001)	-15.54%
S&P Index*	-11.88%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  The market environment that prevailed through the past year is one that most equity investors will not recall with fond memories. While we at MFS believe the current market environment underscores the importance of maintaining a long-term focus when evaluating investment performance, it can sometimes be little consolation given recent results. That said, we believe the companies in which the portfolio invests were selected on the basis of their potential for delivering consistent growth over time and their reasonable valuations. However, as recent events have demonstrated, when the market stumbles, it can sometimes drag strong stocks down with the weak stocks.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  The primary cause for the portfolio’s weak results in the last six months was due to a significant overweighting in technology, telecommunications and utility stocks compared to its benchmark. After years of expansion, a combination of rising interest rates, high valuations, and rising energy prices stalled business and consumer demand. Recent conditions affected technology and telecommunications companies more than the rest of the market because many of them had been priced in expectation of uninterrupted business expansion. In anticipation of a slowdown in the global economy, we worked hard to identify stocks that we believed would continue to deliver attractive performance in a downturn. Unfortunately, this did not translate to positive performance for the portfolio because these companies were punished along with the rest of the growth sector. In the utilities sector, most gas and electric stocks fared poorly, as natural gas prices dropped and demand for electricity declined due to the soft economy. As a result, the portfolio suffered one of the most difficult times of its history.

Despite the recent rally in technology and telecommunications stocks, the majority of these stocks posted negative returns during the year. Amid ongoing concerns about future earnings and the slowdown in capital spending, some of the biggest detractors to performance included computer software companies such as Veritas Software Corp. (0.71% of the portfolio’s total market value as of 12/31/01) and Oracle Corp. (0.71%). Telecommunications stocks, such as American Tower Corp. (the portfolio did not hold as of 12/31/01) and Qwest Communications Int’l Inc. (the portfolio did not hold as of 12/31/01) were also hurt by the weak economic environment and slowdown in spending. In the first half of the year, the portfolio’s above-average stake in oil services stocks compared to the benchmark, such as Grant Prideco Inc. (1.29%), Santa Fe International (the portfolio did not hold as of 12/31/01), and Weatherford International (the portfolio did not hold as of 12/31/01), helped performance, as these stocks rallied amid tight supply and stepped-up drilling. In recent months, however, these stocks gave back much of their gains, as investors became concerned about the outlook for oil prices and weaker demand.

On a more positive note, banks and financial services stocks, such as Bank of America Corp. (0.74%) and Citigroup Inc. (0.95%), contributed positively to portfolio performance. Lower interest rates, strong balance sheets, and reliable earnings growth helped support these stocks. Other contributors to portfolio performance included specialty chemical manufacturer Praxair Inc. (1.22%), paper company Jefferson Smurfit Group (0.78%), and multi-industry conglomerate Tyco International Ltd. (3.00%).

Q: What is your outlook for 2002?

A:  Looking forward, we at MFS believe that this is the wrong time to be changing the portfolio’s investment strategy in reaction to a tough market. The aggressive interest rate cuts that were implemented before and after September 11, the drop in the price of oil, the strength we have seen in refinancing activity, and a record amount of fiscal stimulus are all positive factors that we believe support the argument for a rebound in economic activity next year.

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

While there is cause for caution, history has shown that the stock market usually bottoms two to four quarters before company earnings bottom. In other words, stock prices will most likely start to move up in advance of an improvement in either company fundamentals or the economy. Since we believe corporate earnings will recover next year, and because we believe the portfolio is in a good position to benefit whenever the turnaround comes, we are maintaining our patient, long-term approach to investing. Accordingly, we have increased the portfolio’s holdings in semiconductor stocks and other economically-sensitive groups, such as media and basic materials, including papers and chemicals, which tend to be among the first to move up in anticipation of an economic recovery. On the other hand, in the financial services sector, the portfolio’s focus has been on companies that we believe are well-positioned to ride out continued economic weakness.

Mid-Cap Growth Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 27.86%** for the Mid-Cap Growth Portfolio versus 27.06%* for its benchmark, the Russell Midcap Growth Index, the portfolio returned –18.81%**, as compared to a –20.15%* return for its benchmark for the year ended December 31, 2001.

Performance Comparison
Mid-Cap Growth Portfolio
- - - - - - - -	Russell Midcap Growth Index

Total Returns for the Period Ended December 31, 2001
Year-to-Date
Mid-Cap Growth Portfolio** (Operations commenced on January 2, 2001)	-18.81%
Russell Index*	-20.15%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  The sharp slowdown in the U.S. economy that began in the spring of 2000 continued through most of the year, with a majority of companies reporting reduced earnings compared to the same period a year earlier. Most market sectors suffered double-digit losses, and the losses were greatest in sectors that historically have held the greatest opportunities for growth investors, such as technology and telecommunications. The overall market rallied in the last quarter of 2001 from its post-September 11 lows, we think that even amid the rally the market continued to be short-sighted — judging companies largely on what might happen over the next quarter or two.

Amid this challenging environment, some areas where the portfolio had strong concentrations did not perform as well as we at MFS had expected, and some areas in which the portfolio was underweight to the benchmark performed relatively well. Compared to the benchmark, the large technology weighting hurt performance for much of the period, but most of those holdings came back strongly in the fourth-quarter rally. Although most of the health care holdings performed well, the portfolio was underweight compared to the benchmark in this sector, and it outperformed for most of the year. Retail was another area that did well over the short term. However, the portfolio was underweight in the retail sector compared to the benchmark because we believed that consumer spending would likely decline in an economy that, according to the National Bureau of Economic Research, has been in a recession since last March.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  At year-end, the portfolio was positioned in a number of areas that we believe have potential that is not yet recognized by the market. For example, we believe VeriSign Inc. (9.60% of the portfolio’s total market value as of 12/31/01), the portfolio’s largest holding at year-end, provides a classic example of high market share in a rapidly-growing industry. According to our research, VeriSign Inc. is the dominant player in two areas: it rents domain names (such as “mfs.com”) on the Internet, and it provides high-level security software for firms doing business on the Internet. The company has reported earnings growth in recent periods while most technology firms have reported losses, but its stock did not do well over 2001.

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Also in technology, we increased some of the portfolio’s holdings during the market downturn immediately following September 11. Most of the portfolio’s technology holdings performed well in the fourth quarter of 2001 rally, which appeared to favor technology stocks. Late in the period, we believed that expectation of strong future earnings had become priced into many of these stocks, and that valuations were becoming relatively high. We therefore began to take some profits and reduce our technology holdings.

In the energy area, portfolio holdings at the beginning of the period were in two main areas: oil services companies and U.S. natural gas firms. Due to declining oil prices, we later sold most of our oil services stocks. However, the portfolio continued to own a large weighting compared to its benchmark in U.S. natural gas producers.

As mentioned earlier, most retail stocks were avoided because we are not confident that consumer spending can remain as strong as it has been, in the face of increased unemployment. However, the portfolio did invest in two retailers that we view as “second chance” opportunities; companies whose stock prices have stumbled but that we believe still have the potential to be leaders in their businesses.

CVS Corp. (2.14%), a national drug store chain, saw its stock get crushed as a result of some mistakes that we think were short-term. Portfolio holdings in CVS Corp. were increased after its fall because we believe it is one of only two or three key players in its business. We think the company could benefit from a trend of consolidation in the drug store business, and from increased demand for prescription drugs by an aging population. Similarly, portfolio holdings in Kroger Co. (1.51%), a supermarket chain, were increased when its earnings stumbled late in the year. Our research led us to have confidence in the company over the long term, and we believe that food sales may be less sensitive to a consumer downturn than most other areas of retail.

Q: What is your outlook for 2002?

A:  We at MFS believe that we may have borrowed from the future, in the sense that we may not have yet felt the full effect of rising unemployment and a slowing economy. Although we are cautiously optimistic about 2002, we think it will not be an easy year for the market. We think such an uncertain environment plays to the portfolio’s strength, which we believe is the quality of our in-house research.

Global Growth Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 12.18%** for the Global Growth Portfolio versus 8.59%* for its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Index, the portfolio returned –14.97%**, compared to a –16.82%* return for its benchmark for the year ended December 31, 2001. The portfolio’s previous benchmark, the MSCI All Country World Index was discontinued on October 31, 2001, and has been replaced by the MSCI All Country World Free Index.

Performance Comparison
Global Growth Portfolio
- - - - - - - -	MSCI All Country World Free Index

Total Returns for the Period Ended December 31, 2001
Year-to-Date
Global Growth Portfolio** (Operations commenced on January 2, 2001)	-14.97%
MSCI All Country World Free Index*	-16.82%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  Prior to the terrorist attacks of September 11, we at MFS were beginning to see pockets of financial strength among certain companies and many of them looked attractively valued to us, especially among the beaten down technology, media, and telecommunications (TMT) stocks. Unfortunately, this development led us to maintain an overweighted exposure to these stocks in the portfolio compared to the benchmark, which in turn hurt the portfolio’s performance. Significant detractors during the past 12 months include technology companies such as Cisco Systems, Inc. (0.37% of the portfolio’s total

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

market value as of 12/31/01) and Oracle Corp. (0.67%), wireless communications companies such as Vodafone Group PLC (1.43%), and media and broadcasting companies such as EchoStar Communications Corp. (0.29%) and ProSieben (the portfolio did not hold as of 12/31/01).

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  While TMT stocks have been out of favor with the market since the spring of 2000, and although we significantly reduced the portfolio’s exposure to these stocks during the period, we at MFS continue to believe that many of them show the best prospects for long-term growth and capital appreciation. In addition, we believe that valuations have become increasingly attractive, especially following the severe sell-off after the September 11 attacks.

Given the high degree of uncertainty in global equity markets and economies, the portfolio is overweighted in health care stocks compared to the benchmark and significant exposure to the financial services sector has been maintained in the portfolio. The portfolio’s weighting in health care companies has been increasing for some time now because we have seen what we believe to be reliable long-term growth potential relative to most other sectors of the equity market. In addition, given the uncertain global economic environment, our belief that investors would flee to the relative safety of health care companies also turned out to be a beneficial strategy. French pharmaceutical company Sanofi-Synthelabo SA (2.36%), medical device manufacturer Synthes Stratec Inc. (0.48%), and Swiss pharmaceutical company Novartis AG (0.85%) contributed to the portfolio’s performance.

In the financial services sector, we are still concerned about the capital-market sensitive banks and the big investment banks that have been most negatively affected by the decline in the markets and slowdown in economic activity. Therefore, we have focused portfolio holdings on the regional retail franchises, such as Royal Bank of Scotland Group PLC (1.04%) and Danske Bank AS (0.96%), which we believe have more stable loan books such as home loan mortgages rather than more speculative loans to telecommunications equipment companies. We are more positive on insurance companies. Following the September 11 attacks, the knee-jerk reaction was to sell everything related to the insurance group because of expected losses in this area. However, not all insurance companies have exposure to the losses related to the terrorist attacks. In addition, we believe that supply will decrease because many insurers pull back on underwriting policies in this type of environment. In the process, premiums are generally increased, and we believe that a number of insurers are well positioned to benefit from this trend.

Q: What is your outlook for 2002?

A:  Looking ahead to 2002, we at MFS believe many investors are anticipating a rebound, however, there is still considerable uncertainty surrounding the strength of the European and Asian economies. That said, conversations with companies’ management, their customers and competitors seem to point to a gradual economic recovery starting in the second half of the year. We are also finding that valuation levels are more compelling than they have been in a long time. As a result, we are optimistic about the prospects for the portfolio for the coming months. We will continue to build the portfolio by investing in companies that we believe have the potential for growth prospects at a reasonable price.

Equity Index Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 10.61%** for the Equity Index Portfolio versus 10.69%* for its benchmark, the S&P 500 Index, the portfolio returned –12.15%**, compared to a –11.88%* return for its benchmark for the year ended December 31, 2001. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the S&P 500 Index.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  With companies pre-announcing worse-than-expected earnings and increasing unemployment levels, the economy officially entered a recession in March. The economy recovered slightly in the second quarter, with the S&P 500 Index returning 5.86%*. However, the markets retreated into levels of record-setting lows by the end of the third quarter due to the World Trade Center tragedy with the index returning –16.57%* for that quarter. Despite the terrible effect that the September 11 tragedy had on all major market indices, they all made considerable recoveries in the fourth quarter with the S&P 500 Index closing up 10.29%. This impressive fourth quarter recovery was mainly due to the promise of fiscal stimulus from the Fed’s continual lowering of interest rates 11 consecutive times. The December 6 rate cut brought the federal funds rate to a 40-year low of 1.75%. In addition to the Fed’s response to anticipate and stave off a deep and prolonged downturn, investors’ optimism of an economic recovery and opportunities to “buy-in” at low prices also greatly contributed to the recovery.

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  The year 2001 represented the second consecutive year that the S&P 500 Index posted a negative return, with the index falling a total of 321.16 points over the past two years. In 2001, the S&P 500 Index had its worst total return since 1981. The technology sector led the bear market in early 2000 and never fully recovered in 2001, which directly impacted the performance of the S&P 500 Index. During 2001, information technology impacted the index by more than double that of any other sector. Aside from technology, financials were the second largest detractor from S&P 500 Index performance. The only sector to actually add to the index in 2001 was consumer discretionary. With all sectors “in the red” for the third quarter, a significant rebound was seen in the fourth quarter.

Q: What is your outlook for 2002?

A:  Despite the broad fourth quarter recovery, which was led by more traditionally aggressive sectors, we at Mercury believe that there is no definitive sign that the equity market will stabilize, with an increasing number of companies pre-announcing worse than expected earnings. Looking ahead, we believe that the market will continue to be volatile as investors react hastily to the release of various current events and statistics. Additionally, as the Fed continues to strive for price stability and sustainable economic growth in the U.S. economy, we believe the outlook for the U.S. equity markets is favorable. With that in mind, we expect the portfolio to continue to meet its objective of replicating the risk and returns of the benchmark index.

Small-Cap Index Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 21.12%** for the Small-Cap Index Portfolio versus 21.09%* for its benchmark, the Russell 2000 Index, the portfolio returned 1.74%**, compared to a 2.49%* return for its benchmark for the year ended December 31, 2001. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 2000 Index.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  Despite the aid of interest rate cuts in the first quarter, the Russell 2000 Index could not come out of the first quarter in positive territory. With companies pre-announcing worse than expected earnings and increasing unemployment levels, the economy officially entered a recession in March. The economy recovered significantly due to the fiscal stimulus of further rate cuts in the second quarter. However, the markets retreated into levels of record setting lows by the end of the third quarter due to the World Trade Center tragedy. Despite the terrible effect that the September 11 tragedy had on all major market indices, they all made considerable recoveries in the fourth quarter. This impressive fourth quarter recovery was mainly due to the continued promise of fiscal stimulus from the Fed’s continual lowering of interest rates a total of 11 consecutive times during the year. The December rate cut brought the federal funds rate to a 40-year low of 1.75%. In addition to the Fed’s quick and bold response to anticipate and stave off a deep and prolonged downturn, investors’ optimism of an economic recovery and opportunities to “buy-in” stocks at low prices also greatly contributed to the recovery.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  The Russell 2000 Index’s positive performance is mainly attributed to the good performance of the small-capitalization sector in general. In the fourth quarter, the Russell 2000 Index posted a gain of 21.09% — its best quarterly showing since the first quarter of 1991. Within the small-capitalization sector, leadership alternated between value and growth stocks in 2001 — value stocks outperformed growth stocks in the first and third quarters — and growth stocks led value stocks in the second and fourth quarters. This trend is typical, as sharp upturns tend to favor growth stocks. Nevertheless, the Russell 2000 Value Index, with a return of 14.02%*, outperformed that of the Russell 2000 Growth Index, which returned –8.08%* for the year 2001. The technology sector contributed the most to portfolio performance in the fourth quarter followed by the consumer discretionary and producer durables sectors. However, year-to-date, the consumer staples sector was the largest positive contributor and energy was the largest negative contributor for the portfolio and the Russell 2000 Index alike.

Q: What is your outlook for 2002?

A:  In spite of the broad fourth quarter recovery, which was led by more traditionally aggressive sectors, we at Mercury believe there is no definitive sign in sight that the equity market will stabilize, with an increasing number of companies pre-announcing worse than expected earnings. Looking ahead, we believe that the market will continue to be volatile as investors react

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

hastily to the release of various current events and statistics. Additionally, as the Fed continues to strive for price stability and sustainable economic growth in the U.S. economy, the outlook for the U.S. equity markets looks favorable. With that in mind, the portfolio is expected to continue to meet its objective of replicating the risk and returns of the benchmark index.

REIT Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 4.74%** for the REIT Portfolio versus 4.98%* for its benchmark, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index, the portfolio returned 8.55%**, compared to a 13.93%* return for its benchmark for the year ended December 31, 2001.

Performance Comparison
REIT Portfolio
- - - - - - - -	NAREIT Equity Index

Total Returns for the Year Ended December 31, 2001
1 Year
REIT Portfolio**	8.55%
NAREIT Equity Index*	13.93%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  We attribute the bulk of the underperformance versus the benchmark this year to investors’ preferences for current income during the first half of 2001, such that the performance of the sector was dominated by the higher yielding REIT’s without respect to companies’ underlying fundamentals. Underweight positions relative to the benchmark in sectors where the majority of the higher yielding REIT’s can be found, namely retail strip centers and health care, detracted from portfolio performance. In addition, the portfolio’s overweight in the office sector negatively impacted portfolio performance. However, an overweight allocation in the self-storage sector had a positive impact on performance. In addition, portfolio performance was negatively impacted from a stock selection perspective, particularly in the apartment sector. Portfolio performance was also hurt in the office sector, where one company in particular had significant exposure to the areas surrounding the World Trade Center.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  The regional mall sector performed well for the year based on its defensive characteristics and perhaps due to the continued resilience of the consumer. Neighborhood shopping centers almost matched the full year performance of the mall stocks. Investors remained attracted to the defensive characteristics of these grocery-anchored properties. However, in managing the portfolio, we at Morgan Stanley believe that a sector such as this that features stocks trading at what we believe to be a significant premium to their underlying property values serves to mitigate defensive characteristics. We believe that the demand in the self storage sector to possess greater resistance to a recession. The companies in this sector posted strong operating performance throughout the year, resulting in the best full year returns of any sector. In addition, share prices in this sector started from a low base as this was last year’s worst performing sector.

While posting a dramatic reversal in the last quarter of the year following its decline in the third quarter, the hotel sector was the only major sector to suffer negative absolute performance on a full year basis. Although operating performance remained weak, the sector’s recovery appeared to be based upon investor optimism over an imminent economic recovery combined with very low new supply. Investors questioned the defensive nature of the apartment sector with the companies providing negative earnings guidance for 2002. We believe this sector faces the most immediate negative effects from the economic difficulties (after the hotel sector) due to the shorter lease terms of apartments compared to other property types. As a result, the sector underperformed for the year. Finally, in the office sector, the weak leasing environment caused companies to negatively revise earnings and, on a full year basis, the sector underperformed almost all REIT sectors.

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q: What is your outlook for 2002?

A:  We at Morgan Stanley believe the private real estate markets have weakened as a result of a continued reduction in demand for real estate. Property value estimates are based upon the current weakened levels of occupancy. With a dramatic slowdown in new supply of properties, when the economy does recover, we expect to see occupancy rates recover. Thus, in our opinion, the property values should also recover.

We remain concerned that negative earnings revisions in general may dilute the attractiveness of REIT’s to some investors focused on their defensive characteristics, despite the sector’s ability to perform well in the fourth quarter of 2001 as the broader markets rallied. Moreover, despite a modest slowdown in earnings growth, we believe that the dividends remain secure for the vast majority of REIT’s. Therefore, we believe that the outlook for the REIT market continues to be favorable.

Inflation Managed Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  For the year ended December 31, 2001, the Inflation Managed Portfolio (formerly the Government Securities Portfolio) returned 4.27%**, compared to a 7.24%* for its previous benchmark, the Lehman Brothers Government Bond Index (Lehman Government Index) and a 7.90%* for its current benchmark, the Lehman Brothers Global Real: U.S. TIPS Index (Lehman Brothers G/R U.S. TIPS Index).

Performance Comparison
Inflation Managed Portfolio
- - - - - - - -	Lehman Brothers Government Bond Index

Average Annual Returns for the Years Ended December 31, 2001
	1 Year	5 Years	10 Years
Inflation Managed Portfolio**	4.27%	6.46%	6.58%
Lehman Brothers Government Index*	7.24%	7.40%	7.14%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

On May 1, 2001, the portfolio modified its investment focus to inflation-indexed bonds of varying maturity that are issued by the U.S. government, its agencies or government-sponsored enterprises. In connection with this modification, the benchmark index of the portfolio was changed to the Lehman Brothers G/R U.S. TIPS Index.

For the four months ended April 30, 2001 (before the portfolio changed its investment focus), the portfolio returned 1.38%**, compared to a 1.47%* return for its then current benchmark, the Lehman Government Index. For the eight months ended December 31, 2001, the portfolio returned 2.84%** compared to a 2.37%* return for its current benchmark, the Lehman Brothers G/R U.S. TIPS Index.

The graph and table below provide information on the performance of the portfolio compared to the performance of the Lehman Brothers G/R U.S. TIPS Index for the period from May 1, 2001 (after the portfolio changed its investment focus) through December 31, 2001.

Performance Comparison
Inflation Managed Portfolio
- - - - - - - -	Lehman Brothers Global Real: U.S. TIPS Index
Lehman Brothers Government Bond Index

Total Returns for the Period May 1, 2001 to December 31, 2001
Inflation Managed Portfolio**	2.84%
Lehman Brothers Global Real: U.S. TIPS Index*	2.37%
Lehman Brothers Government Bond Index*	5.68%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  Inflation-indexed bonds generated attractive returns in 2001, despite declining inflation, amid volatile financial markets. The Fed lowered interest rates aggressively

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

throughout 2001 but, by late in the year, stronger than expected economic indicators led investors to expect economic recovery in 2002. This change in sentiment, accompanied by expectations for only modest inflation, caused real yields to rise in the fourth quarter, thus negatively impacting returns. On balance, however, the portfolio’s annual performance was favorable as real yields fell overall due to slower economic growth throughout 2001.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  An overweight position relative to the benchmark in longer-maturity Treasury Inflation Protection Securities (TIPS) was positive for the portfolio’s performance as longer-maturity real yields outperformed intermediate-term real yields. Also, allocations to credit-sensitive conventional bonds were positive for relative performance as credit premiums decreased. Limited holdings of non-U.S. real return bonds boosted performance as well. On the negative side, the portfolio’s above benchmark duration (interest rate sensitivity), specifically in the fourth quarter, was a detractor from returns as real yields climbed across all maturities.

Q: What is your outlook for 2002?

A:  Looking ahead, we at PIMCO believe that monetary stimulus, more stable consumer income growth and inventory re-stocking will produce a moderate rebound in the U.S. economy in 2002. Contrary to market forward yield forecasts, we believe that the Fed will not raise rates while unemployment is still rising and productive capacity in manufacturing, mining and utilities remains low. We also believe that TIPS’ relative returns will be affected by subdued inflation from increasing industrial productive capacity and lower energy prices. Further, we believe that modest economic growth will result in a less volatile environment, which should translate into less volatile returns going forward.

Managed Bond Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  For the year ended December 31, 2001, the Managed Bond Portfolio returned 7.33%**, compared to a 8.51%* return for its benchmark, the Lehman Brothers Government/Credit Index.

Performance Comparison
Managed Bond Portfolio
- - - - - - - -	Lehman Brothers Government/Credit Index

Average Annual Returns for the Years Ended December 31, 2001
	1 Year	5 Years	10 Years
Managed Bond Portfolio**	7.33%	7.10%	7.33%
Lehman Brothers Index*	8.51%	7.36%	7.27%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  Fixed income securities were among the best performing assets in 2001 amid a volatile year in global financial markets. The Fed supported bonds, lowering interest rates 11 times during the year. Investor expectations for imminent recovery and future Fed tightening drove longer-term interest rates higher in the fourth quarter, causing the portfolio and, indeed, most bonds to give back some gains experienced earlier in the year.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  The portfolio’s focus minimized risks related to defaults and bankruptcies in a weak economy. Unfortunately, an underweight relative to the benchmark in the corporate sector had a negative impact on the portfolio’s annual returns as hopes for recovery led credit premiums in general to narrow, which in turn, caused the prices of corporate bonds to increase. This underweight relative to the benchmark, along with the portfolio’s above benchmark duration in the fourth quarter of 2001, detracted from annual returns. On the positive side, short maturities fared especially well and high yield holdings added to returns as expectations of improved credit fundamentals drove positive performance in this sector. In addition, emerging markets and developed non-U.S. exposure helped overall portfolio returns.

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q: What is your outlook for 2002?

A: Looking ahead to 2002, we at PIMCO believe that monetary stimulus and stronger consumer income statements will produce a moderate rebound in the U.S. economy over the next year. Further, we believe that the Fed will not raise interest rates while unemployment is still rising and productive capacity in manufacturing, mining and utilities remains low. We also believe that tame inflation and modest growth will result in less volatile financial markets.

Money Market Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  For the year ended December 31, 2001, the Money Market Portfolio returned 3.86%**, compared to a 4.42%* return for its benchmark, the Merrill Lynch 3-Month U.S. T-Bill Index. The current yield measured during the seven-day period ending December 31, 2001 was 1.70%**.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  The Fed’s actions had the principal, dominant effect on the portfolio’s reduced returns for the year. The Fed cut interest rates 11 times from 6.50% at the beginning of the year to a record 40-year low of 1.75%, falling 2% from mid-year. With long-term interest rates falling in conjunction with short-term rates, issuers opted to issue longer-term debt at the lower rates rather than commercial paper thus reducing the supply of commercial paper. Adding to this, institutional money market funds experienced record inflows in 2001, creating greater demand for short-term investments. Together, the contraction in commercial paper supplies and increased demand for investments pressured rates downward which resulted in lower portfolio returns. Positively speaking, the portfolio avoided substantial credit and event risks that were widely evident during 2001.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  Generally speaking, credit ratings for commercial paper issuers weakened during 2001. The portfolio’s strategy is to completely avoid holdings which are under review for possible credit downgrade. The negative effects of the defaults of Pacific Gas & Electric and Southern California Edison were contributing factors to raising both investor caution and rates for the electric industry. In managing the portfolio, we took advantage, when possible, of what we believe to be cheaper investment opportunities of solid holdings within the electric utility sector to add incremental relative value. The newspaper/publishing industry also represented fair value for the portfolio.

Agency issuance continued to be active throughout the year, which provided investors with a variety of maturity and yield choices. In managing the portfolio, we took advantage of higher yields and high credit quality by purchasing notes with various callable features in an effort to realize additional yield over straight discount notes.

Q: What is your outlook for 2002?

A:  Looking ahead, we at Pacific Life believe the Fed will remain watchful of a weak economy and continue the low interest rates through the first quarter. If the economy weakens further and the trend towards lower credit ratings continues, we believe the Fed will maintain low rates through the second half the year. The actions of the Fed are only part of the equation, however, as issuer financing needs and overall market demand for commercial paper will dictate rate levels. Because of the large number of credit downgrades that occurred in 2001 and the high investor demand for top quality commercial paper, those issuers that can offer top rated (A1/P1) commercial paper will be able to command lower yields. In this environment, we will seek reinvestment opportunities in top rated asset-backed programs and more sophisticated agency investments to add value to the portfolio.

High Yield Bond Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  For the year ended December 31, 2001, the High Yield Bond Portfolio returned 1.35%**, compared to a 5.80%* return for its benchmark, the Credit Suisse First Boston High Yield Index (CS First Boston Index).

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns and 7-day yield do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Performance Comparison
High Yield Bond Portfolio
- - - - - - - -	CS First Boston Index
Lehman Brothers Government/Credit Index

Average Annual Returns for the Years Ended December 31, 2001
	1 Year	5 Years	10 Years
High Yield Bond Portfolio**	1.35%	2.40%	7.68%
CS First Boston Index*	5.80%	3.25%	7.85%
Lehman Brothers Index*	8.51%	7.36%	7.27%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  An overweight position relative to the benchmark in the telecommunications sector in the first half of the year hurt the portfolio’s return as this sector fell out of favor in the equity and debt markets this year. The portfolio was underweight relative to the benchmark in the wireless telecommunications sector, which also hurt performance. In addition, the portfolio was underweight versus the benchmark in the retail and food/tobacco sectors, both of which outperformed the total high yield market. Positive factors included overweight positions versus the benchmark in the energy, gaming and leisure, and service sectors, all of which outperformed the total high yield market.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  The top performing sectors in 2001 were food & drug, retail, and food/tobacco. The returns in these sectors benefited primarily from gains by a few of the industry’s larger issuers. The worst performing sectors were wireline telecommunications, aerospace, and cable/wireless video. The wireline telecommunications sector was affected by the economic slowdown, a decline in access to additional capital, and poor execution on business plans. Aerospace, already in decline from the economic slowdown, was severely hurt by the events of September 11. Although domestic cable issuers performed well in 2001, the cable/wireless video sector was hurt due to weakness among foreign issuers. Finally, the upper tier sector (BBB, BB) of the high yield market outperformed the middle (BB, B) and lower (CCC, Default) tiers.

Q: What is your outlook for 2002?

A:  We at Pacific Life feel that the groundwork for an economic recovery in the second half of the year has been laid with lower interest rates and tax cuts. In addition, we expect bond default rates to peak early in the year and begin to decline thereafter. Thus, we are optimistic about the outlook for the high yield market in 2002.

Equity Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 13.43%** for the Equity Portfolio versus the returns for those of its benchmark indices, 15.14%* for the Russell 1000 Growth Index and 10.69%* for the S&P 500 Index, the portfolio returned –21.76%**, compared to a –20.42%* return for the Russell 1000 Growth Index and a –11.88%* return for the S&P 500 Index for the year ended December 31, 2001. The S&P 500 Index was removed as a benchmark index for the portfolio in late 2001 as the Equity Portfolio seeks to maintain style, sector, risk and capitalization characteristics similar to the Russell 1000 Growth Index.

For the eleven-month period ending November 30, 2001 (before the portfolio changed portfolio managers), the portfolio returned –21.85%**, compared to a –15.47%* return for the Russell 2500 Growth Index and a –12.65%* return for the S&P 500 Index over the same period. The portfolio returned 0.11%** during the period of December 1, 2001 through December 31, 2001, compared to a 5.49%* return for the Russell 2500 Growth Index and a 0.88%* return for the S&P 500 Index over the same period.

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Performance Comparison
Equity Portfolio
- - - - - - - -	Russell 1000 Growth Index
S&P 500 Index

Average Annual Returns for the Years Ended December 31, 2001
	1 Year	5 Years	10 Years
Equity Portfolio**	-21.76%	4.54%	9.02%
Russell Index*	-20.42%	8.27%	10.80%
S&P Index*	-11.88%	10.70%	12.93%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  With most of the major indices finishing in negative territory, the U.S. equity markets experienced a difficult year. Throughout the year, investors dealt with the abrupt slowdown in the U.S. economy’s growth rate and the resulting sluggish business environment. At the beginning of the year the market’s weakness was, for the most part, concentrated in the technology sector. For many of the companies in this sector, the steep drop in this sector was primarily caused by weakening demand, significant inventory build-up and downward earnings revisions. More industries began to report a slowdown in business as the economy’s growth slowed even further, and investors sold stocks across the board. In an effort to jolt the sluggish economy, the Fed lowered interest rates to 1.75% for the first time in forty years. Despite the rationale that lower interest rates spur investment and in turn boost stock prices, the market did not soar on the heels of the looser monetary policy.

In December, U.S. equity markets vacillated as investors weighed mixed economic signals. Early in the month, the National Association of Purchasing Managers (NAPM) non-manufacturing survey showed better-than-expected numbers. Unemployment and initial jobless claims, however, continued to rise, with the largest number of layoffs reported since monitoring began in April 1995, many of them in the manufacturing area. Subsequently, however, positive earnings forecasts from technology giants sent stocks soaring, especially those in the technology heavy Nasdaq Index. Better-than-expected numbers for housing starts also pointed to economic recovery in 2002. By month-end, investors were focusing on favorable economic reports and anticipating the traditional “January effect” of higher stock prices. Investors continued to move money out of the more defensive pharmaceuticals stocks into more cyclical stocks in hopes of a rebound.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  The portfolio seeks sector weightings and distribution among size categories close to those of the Russell 1000 Growth Index. On a sector basis, stock selection was best in the financial and utilities sectors, followed closely by the telecommunications and consumer non-cyclicals sectors. Portfolio holdings in the technology sector (the highest average weighted sector for the period of January 1, 2001 through November 30, 2001, before the change in manager) contributed most negatively to returns.

Sector results are a combination of stock selection and allocation decisions. In December, the portfolio benefited from favorable sector allocation, specifically from underweighting compared to the benchmark, in the technology sector while overweighting in the financials and energy sectors. Stock selection in the consumer staples (media) and financials (banking) sectors also contributed to portfolio performance.

Portfolio performance was hurt by stock selection in the technology (computers, software) and health care (pharmaceuticals, health-care services) sectors. In addition, performance was hindered by sector positioning, under-weighting the robust consumer cyclical and conglo-merates sectors and overweighting lagging utilities.

Q: What is your outlook for 2002?

A:  We at Putnam believe that the rebound in global equity markets since mid-September heralds the onset of a healthier investment climate for stocks in 2002. We believe prospects for a U.S.-led upturn in economic growth appear to be improving, which we believe should lead to a recovery in corporate profits. Measures of market volatility have returned to pre-crisis levels from the extreme heights recorded in mid-September and cyclical sectors such as consumer cyclicals and technology stocks have led the market rally.

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Compared to the benchmark, portfolio holdings are overweight in the financials (banking), energy (large multinational integrated oil companies), utilities (electricity), and capital goods (waste management and aerospace/defense) sectors. In communications services, portfolio holdings are focused on regional Bell operating companies. Portfolio holdings currently de-emphasize conglomerates and consumer cyclical sectors, specifically larger retailers. In addition, portfolio holdings are underweight compared to the benchmark in the health care sector (pharmaceuticals, whose earnings growth we believe may suffer next year amid strong competition from generic drug companies). Technology is the portfolio’s largest underweighted sector, compared to the benchmark particularly in software and electronic companies.

Aggressive Equity Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 21.77%** for the Aggressive Equity Portfolio versus the returns for those of its benchmark indices, 20.05%* for the Russell 2500 Index and a 25.90%* return for the Russell 2500 Growth Index, the portfolio returned –17.24%**, compared to a 1.22%* return for the Russell 2500 Index and a –10.83%* return for the Russell 2500 Growth Index for the year ended December 31, 2001. The Russell 2500 Growth Index was removed as a benchmark index for the portfolio in late 2001, as the portfolio seeks to maintain style, sector, risk and capitalization characteristics similar to the Russell 2500 Index.

For the eleven-month period ending November 30, 2001 (before the portfolio changed portfolio managers), the portfolio returned –22.31%**, compared to a –4.15%* return for the Russell 2500 Index over the same period and a –15.47%* return for the Russell 2500 Growth Index over the same period. The portfolio returned 6.54%** during the period of December 1, 2001 through December 31, 2001, compared to a 5.61%* return for the Russell 2500 Index over the same period and a 5.49%* return for the Russell 2500 Growth Index over the same period.

Performance Comparison
Aggressive Equity Portfolio
- - - - - - - -	Russell 2500 Index
Russell 2500 Growth Index
– – – –	S&P 500 Index

Average Annual Returns for the Years Ended December 31, 2001
	1 Year	5 Years
Aggressive Equity Portfolio**	-17.24%	-0.45%
Russell 2500 Index*	1.22%	10.34%
S&P Index*	-11.88%	10.70%
Russell 2500 Growth Index*	-10.83%	6.60%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  Relative returns during the first eleven months of 2001 were negatively impacted by the management team’s aggressive growth style. During this time-frame, stocks of faster-growing companies significantly underperformed stocks of slower-growing companies. Portfolio performance was also negatively impacted by disappointing stock selection in the health-care and utilities segments of the portfolio. Strong stock selection in the industrial, technology, and consumer non-cyclical sectors all contributed positively to the portfolio’s performance.

For the period of December 1, 2001 through December 31, 2001, the portfolio’s stock selection in consumer staples, financials, technology and health care sectors had the largest positive impacts to performance. Relative results were negatively affected by an overweight exposure to the technology sector, which trailed the benchmark index as a whole. Stock selection in capital goods was also modestly negative.

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  During the first eleven months of 2001, all broadly defined sectors, excluding consumer and financial services, posted negative returns. Technology was by far the worst performing sector, declining nearly 30%. This disappointing return reflects both the fundamental weakness experienced across most areas of technology as well as a significant compression in valuations investors were willing to pay in the face of this weakness. Financial services benefited from the declining interest rate environment, while consumer stocks performed well in anticipation of improved consumer spending in 2002.

During the period of December 1, 2001 through December 31, 2001, the portfolio outperformed the Russell 2500 Growth Index in every sector except capital goods.

Q: What is your outlook for 2002?

A:  We at Putnam believe that the rebound in global equity markets since mid-September heralds the onset of a healthier investment climate for stocks in 2002. Prospects for a U.S.-led upturn in economic growth appear to be improving, which we believe should lead to a recovery in corporate profits. Measures of market volatility have returned to pre-crisis levels from the extreme heights recorded in mid-September and cyclical sectors such as consumer cyclicals and technology stocks have led the market rally.

Compared to the benchmark, the portfolio is over-weight in consumer staples, particularly broadcasting, retail, and other service staples as well as training and education-related companies. We at Putnam favor areas within small-capitalization consumer cyclicals that we believe will be some of the first to benefit from economic recovery, specifically travel and leisure-related holdings, retailers, and advertising. In technology, we prefer semiconductor production equipment, electronics, and computers to software and communications equipment. In capital goods, we favor manufacturing rather than office equipment and electrical equipment. The portfolio is currently underweight in telecommunications and integrated oil companies as well as basic materials (mostly in paper and chemicals). In financials, we believe the portfolio’s underweighting in real estate and banking more than offsets its overweighting in investment banking/brokerage and insurance. Utilities and health care are the portfolio’s largest underweights.

Large-Cap Value Portfolio

Q: How did the portfolio perform over the year ended December 31, 2001?

A:  With positive 4th quarter returns of 10.41%** for the Large-Cap Value Portfolio versus 10.69%* for its benchmark, the S&P 500 Index, the portfolio returned –3.65%**, compared to a –11.88%* return for its benchmark for the year ended December 31, 2001.

Performance Comparison
Large-Cap Value Portfolio
- - - - - - - -	S&P 500 Index

Total Returns for the Year Ended December 31, 2001
1 Year
Large-Cap Value Portfolio**	-3.65%
S&P 500 Index*	-11.88%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: Briefly discuss both the principal positive and negative factors which affected the portfolio’s performance during the year.

A:  Despite staging a strong fourth-quarter performance, the major U.S. equity market indices finished the year 2001 in negative territory for the second year in a row. The S&P 500 Index gained more than 10% in the fourth quarter but ended the year down 11.90% from the year 2000.

The strategy over the past year for the portfolio was to take a two-pronged approach to investing. For example, on the one hand, the portfolio was overweight compared to the S&P 500 Index in defensive stocks (such as consumer staples), where valuation support and little downside risk based upon market-price levels at the time seemed apparent. On the other hand, portfolio holdings increased modestly in stocks that are sensitive to price movements that we at Salomon believed would offer attractive potential returns once the market recovered. These holdings included technology and some financial services stocks.

*	All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The strategy for the portfolio worked well overall. In the third quarter, which was the worst quarter for the S&P 500 Index since 1987, the defensive part of the strategy helped stabilize the portfolio’s performance in a volatile market. We decreased some of the portfolio’s defensive holdings in August and continued to reduce the portfolio’s exposure to the defensive sectors after September 11.

Q: Discuss some of the sectors which performed well and those sectors which reported disappointing results during the year.

A:  Following the September 11 attacks, no particular sector really stood out from the crowd in terms of performance. We increased the portfolio’s holdings in the financials, technology, basic materials, and healthcare sectors. Our focus at Salomon during this period was on industry leaders whose valuations, in our opinion, had become quite attractive. The market hit an all time low in September, with technology stocks leading the way down. As a result, we trimmed a number of technology holdings from the portfolio, resulting in the portfolio’s technology weighting being lower than the benchmark’s.

Q: What is your outlook for 2002?

A:  We at Salomon continue to maintain a strategy for the portfolio to seek value-oriented opportunities through what we believe is a prudently postured approach. We anticipate an economic recovery in the second half of this year, but believe that much of the market’s recent gains already reflect this forecast in terms of equity pricing. We anticipate that corporate earnings growth may begin to accelerate throughout 2002, but potential near-term earnings disappointments could lead to additional equity-market volatility.

Portfolio holdings in selected stocks that have rebounded quickly in the last several months have recently been reduced and the proceeds have been reallocated into shares of companies that we believe are trading at more attractive valuations. As of December 31, 2001, the portfolio is overweight in the financials and communications sectors and underweight in healthcare, capital goods, and technology sectors relative to its benchmark. We will continue to look for opportunities to increase the portfolio’s exposure to stocks in the energy sector, as we believe that stocks in this sector more fully reflect the current industry fundamentals. Overall, we continue to maintain the value-oriented investment discipline for the portfolio as we seek to identify favorable entry points for stocks that we believe may offer attractive potential long-term returns.

PACIFIC SELECT FUND
BLUE CHIP PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value
COMMON STOCKS - 88.60%

Consumer Discretionary - 11.58%

AOL Time Warner Inc *	313,000	$10,047,300
Bed Bath & Beyond Inc *	85,000	2,881,500
Costco Wholesale Corp *	53,000	2,352,140
Home Depot Inc	265,000	13,517,650
Interpublic Group Cos Inc	107,000	3,160,780
Kohl's Corp *	43,000	3,028,920
Target Corp	159,000	6,526,950
Viacom Inc *	143,000	6,313,450
Wal-Mart Stores Inc	237,000	13,639,350

		61,468,040

Consumer Staples - 4.54%

Colgate-Palmolive Co	97,000	5,601,750
PepsiCo Inc	130,000	6,329,700
Safeway Inc *	100,000	4,175,000
Sysco Corp	215,000	5,637,300
Walgreen Co	70,000	2,356,200

		24,099,950

Diversified - 5.38%

General Electric Co	634,000	25,410,720
Schlumberger Ltd	57,000	3,132,150

		28,542,870

Energy - 1.45%

Dynegy Inc	104,000	2,652,000
El Paso Corp	82,000	3,658,020
Ensco International Inc	55,400	1,376,690

		7,686,710

Financial Services - 20.00%

American International Group Inc	185,000	14,689,000
Citigroup Inc	379,000	19,131,920
Fannie Mae	115,000	9,142,500
Fifth Third Bancorp	110,000	6,773,800
First Data Corp	93,000	7,295,850
Fiserv Inc *	107,000	4,528,240
Freddie Mac	122,000	7,978,800
Goldman Sachs Group Inc	33,000	3,060,750
JP Morgan Chase & Co	207,000	7,524,450
Merrill Lynch & Co Inc	177,000	9,225,240
Morgan Stanley Dean Witter & Co	154,000	8,614,760
Prudential Financial Inc *	92,200	3,060,118
Wells Fargo & Co	120,000	5,214,000

		106,239,428

Health Care - 18.94%

Abbott Laboratories	69,000	3,846,750
Allergan Inc	116,000	8,705,800
American Home Products Corp	72,000	4,417,920
Amgen Inc *	112,000	6,321,280
Baxter International Inc	99,000	5,309,370
Bristol-Myers Squibb Co	156,000	7,956,000
Cardinal Health Inc	88,000	5,690,080
HCA Inc	154,000	5,935,160
Johnson & Johnson	220,000	13,002,000
Medtronic Inc	147,000	7,527,870
Pfizer Inc	441,000	17,573,850
Pharmacia Corp	66,000	2,814,900
Schering-Plough Corp	111,000	3,974,910
St. Jude Medical Inc *	17,000	1,320,050
UnitedHealth Group Inc	61,000	4,316,970
Zimmer Holdings Inc *	61,000	1,862,940

		100,575,850

Integrated Oils - 2.90%

Exxon Mobil Corp	392,000	15,405,600

Materials & Processing - 1.26%

Air Products & Chemicals Inc	73,100	3,429,121
Alcoa Inc	93,000	3,306,150

		6,735,271

Producer Durables - 3.31%

Applied Materials Inc *	171,000	6,857,100
KLA-Tencor Corp *	122,000	6,046,320
United Technologies Corp	72,000	4,653,360

		17,556,780

Technology - 16.57%

Altera Corp *	133,000	2,822,260
Analog Devices Inc *	84,000	3,728,760
Cisco Systems Inc *	736,000	13,328,960
Dell Computer Corp *	104,400	2,837,592
EMC Corp MA *	105,000	1,411,200
General Dynamics Corp	32,000	2,548,480
Intel Corp	165,000	5,189,250
IBM Corp	51,000	6,168,960
Linear Technology Corp	31,000	1,210,240
Microsoft Corp *	269,000	17,826,630
Oracle Corp *	372,000	5,137,320
QUALCOMM Inc *	23,000	1,161,500
Sanmina-SCI Corp *	251,000	4,994,900
Sun Microsystems Inc *	348,000	4,294,320
Texas Instruments Inc	165,000	4,620,000
Veritas Software Corp *	138,000	6,185,160
Xilinx Inc *	116,000	4,529,800

		87,995,332

Utilities - 2.67%

BellSouth Corp	67,000	2,556,050
Duke Energy Co	119,000	4,671,940
SBC Communications Inc	177,000	6,933,090

		14,161,080

Total Common Stocks
(Cost $501,931,985)		470,466,911

FOREIGN COMMON STOCKS - 5.94%

Bermuda - 3.62%

ACE Ltd	37,000	1,485,550
Tyco International Ltd	284,000	16,727,600
XL Capital Ltd 'A'	11,000	1,004,960

		19,218,110

Canada - 0.43%

Canadian National Railway Co	47,000	2,269,160

Finland - 0.92%

Nokia Corp ADR	199,000	4,881,470

United Kingdom - 0.97%

Vodafone Group PLC ADR	201,000	5,161,680

Total Foreign Common Stocks
(Cost $30,190,370)		31,530,420

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
BLUE CHIP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 5.02%

COMMERCIAL PAPER - 4.65%

Federal Home Loan Bank
1.470% due 01/02/02	$24,676,000	$24,674,993

Total Commercial Paper		24,674,993

U.S. TREASURY BILL - 0.37%

1.630% due 03/21/02 **	1,992,846	1,992,846

Total U.S. Treasury Bill		1,992,846

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.00%

State Street Bank and Trust Co
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $2,000; collateralized by U.S.
Treasury Notes--market value
$6,748 and due 08/15/17)	2,000	2,000

Total Securities Held Under Repurchase
Agreement		2,000

Total Short-Term Investments
(Cost $26,669,839)		26,669,839

TOTAL INVESTMENTS - 99.56%
(Cost $558,792,194)		528,667,170

OTHER ASSETS AND
LIABILITIES, NET - 0.44%		2,353,507

NET ASSETS - 100.00%		$531,020,677

Notes to Schedule of Investments

(a) Securities with an approximate aggregate market value of $348,748 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

	Number of	Unrealized
Type	Contracts	Depreciation

S&P 500 (03/02)	18	($45,769)

(b) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis		$558,792,194

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost		$14,775,424

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value		(44,900,448)

Net unrealized depreciation		($30,125,024)

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
AGGRESSIVE GROWTH PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value
COMMON STOCKS - 91.27%

Autos & Transportation - 1.30%

Expeditors Int'l of Washington Inc	8,770	$499,451
Gentex Corp *	24,970	667,448

		1,166,899

Consumer Discretionary - 23.13%

99 Cents Only Stores *	5,280	201,168
Activision Inc *	17,750	461,677
Administaff Inc *	14,800	405,668
American Eagle Outfitters *	17,460	456,928
Apollo Group Inc *	27,760	1,249,478
AutoZone Inc *	5,400	387,720
Barnes & Noble Inc *	15,270	451,992
Bed Bath & Beyond Inc *	23,600	800,040
BJ's Wholesale Club Inc *	5,480	241,668
Catalina Marketing Corp *	7,870	273,089
CBRL Group Inc	22,310	656,806
CDW Computer Centers Inc *	19,450	1,044,659
CEC Entertainment Inc *	5,460	236,909
Cintas Corp	9,500	459,705
Corporate Executive Board Co *	6,800	249,560
DeVRY Inc *	8,360	237,842
DiamondCluster International Inc *	13,900	182,090
Dollar Tree Stores Inc *	16,000	494,560
Electronic Arts Inc *	10,890	652,855
Fastenal Co	8,370	556,019
Foot Locker Inc *	83,270	1,303,176
Genesco Inc *	13,870	287,941
Hall, Kinion & Associates Inc *	13,100	122,878
Hispanic Broadcasting Corp *	18,200	464,100
International Game Technology *	9,500	648,850
Iron Mountain Inc *	14,660	642,108
Kohl's Corp *	8,290	583,948
Lamar Advertising Co *	11,400	482,676
Robert Half International Inc *	69,390	1,852,713
Sonic Corp *	18,060	650,160
Starbucks Corp *	43,470	828,104
Tetra Tech Inc *	83,238	1,657,259
The Cheesecake Factory Inc *	3,700	128,649
Too Inc *	16,670	458,425
Univision Communications Inc *	11,700	473,382
Vans Inc *	15,810	201,419
Williams-Sonoma Inc *	5,270	226,083

		20,712,304

Energy - 6.14%

Cal Dive International Inc *	27,070	668,088
Cooper Cameron Corp *	13,530	546,071
Hanover Compressor Co *	36,140	912,896
National-Oilwell Inc *	27,060	557,707
Newfield Exploration Co *	13,500	479,385
Patterson-UTI Energy Inc *	41,640	970,628
Pride International Inc *	62,500	943,750
Varco International Inc *	27,800	416,444

		5,494,969

Financial Services - 19.43%

Affiliated Managers Group *	13,880	978,262
AmeriCredit Corp *	11,630	366,927
Arthur J. Gallagher & Co	11,100	382,839
Brown & Brown Inc	13,500	368,550
Concord EFS Inc *	15,160	496,945
Countrywide Credit Industries Inc	8,290	339,641
Doral Financial Corp	6,500	202,865
Eaton Vance Corp	20,830	740,507
Federated Investors Inc	13,480	429,742
Fiserv Inc *	20,870	883,218
HCC Insurance Holdings Inc	34,740	957,087
Investment Technology Group Inc *	31,305	1,223,086
Investors Financial Services Corp	22,970	1,520,844
Jack Henry & Associates Inc	55,510	1,212,338
Kronos Inc *	16,620	804,076
LaBranche & Co Inc *	13,900	478,994
Legg Mason Inc	10,800	539,784
Nationwide Financial Services Inc	5,200	215,592
Paychex Inc	36,100	1,264,944
SEI Investments Corp	13,900	627,029
Southwest Bancorp of Texas *	13,490	408,342
SunGard Data Systems Inc *	55,510	1,605,904
TCF Financial Corp	9,480	454,850
Waddell & Reed Financial Inc	27,770	894,194

		17,396,560

Health Care - 15.73%

AmerisourceBergen Corp	8,300	527,465
Apria Healthcare Group Inc *	27,740	693,223
Caremark Rx Inc *	40,800	665,448
Cerner Corp *	13,900	694,027
Cima Labs Inc	4,440	160,506
Community Health Systems Inc *	25,000	637,500
Cytyc Corp *	20,300	529,830
Express Scripts Inc *	27,760	1,298,058
First Health Group Corp *	38,010	940,367
Health Management Associates Inc 'A' *	40,300	741,520
Henry Schein Inc *	10,780	399,183
IMS Health Inc	14,270	278,408
Invitrogen Corp *	11,000	681,230
Laboratory Corp of America Holdings *	8,290	670,247
LifePoint Hospitals Inc *	12,200	415,288
Lincare Holdings Inc *	24,150	691,898
McKesson Corp	19,630	734,162
Medicis Pharmaceutical 'A' *	10,400	671,736
Patterson Dental Co *	12,180	498,527
Province Healthcare Co *	13,930	429,880
Quest Diagnostics Inc *	12,170	872,711
Techne Corp *	7,040	259,424
Varian Medical Systems Inc	8,300	591,458

		14,082,096

Materials & Processing - 4.53%

Insituform Technologies Inc 'A' *	24,310	621,850
Jacobs Engineering Group Inc *	18,070	1,192,620
OM Group Inc	16,670	1,103,387
Simpson Manufacturing Co Inc *	5,600	320,880
The Shaw Group Inc *	34,660	814,510

		4,053,247

Producer Durables - 3.91%

Danaher Corp	6,900	416,139
Lam Research Corp *	10,480	243,346
LTX Corp *	18,070	378,386
Polycom Inc *	27,760	954,944
Tektronix Inc *	20,300	523,334
Varian Semiconductor Equipment *	7,890	272,915
Waters Corp *	18,300	709,125

		3,498,189

Technology - 15.84%

Alpha Industries Inc *	30,530	665,554
Anaren Microwave Inc *	24,300	420,876
Applied Micro Circuits Corp *	29,730	336,544
Aspen Technology Inc *	13,890	233,352
Axcelis Technologies Inc *	20,800	268,112
Broadcom Corp *	18,730	767,555
Brocade Communications Systems Inc *	9,700	321,264

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
AGGRESSIVE GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

		Market
	Shares	Value

Citrix Systems Inc *	9,670	$219,122
CommScope Inc *	20,310	431,994
Compuware Corp *	27,770	327,408
Comverse Technology Inc *	13,900	310,943
Cree Inc *	11,080	326,417
Intersil Corp *	13,480	434,730
Jabil Circuit Inc *	8,940	203,117
Keane Inc *	25,230	454,897
Macrovision Corp *	7,600	267,672
Micrel Inc *	13,480	353,580
Microchip Technology Inc *	27,760	1,075,422
National Instruments Corp *	17,700	663,042
NetIQ Corp *	13,500	476,010
PerkinElmer Inc	20,030	701,451
Plexus Corp *	7,280	193,357
QLogic Corp *	13,900	618,689
RF Micro Devices Inc *	16,870	324,410
Scientific-Atlanta Inc	27,300	653,562
Secure Computing Corp *	24,310	499,571
Semtech Corp *	18,030	643,491
SmartForce PLC ADR *	9,180	227,205
SonicWALL Inc *	41,650	809,676
UTStarcom Inc *	33,280	948,480

		14,177,503

Utilities - 1.26%

AirGate PCS Inc *	13,880	632,234
Kinder Morgan Inc	8,870	493,970

		1,126,204

Total Common Stocks
(Cost $80,466,014)		81,707,971

FOREIGN COMMON STOCKS - 0.91%

Bermuda - 0.52%

ACE Ltd	11,530	462,930

Netherlands - 0.39%

Core Laboratories NV *	25,000	350,500

Total Foreign Common Stocks
(Cost $944,272)		813,430

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 7.55%

COMMERCIAL PAPER - 7.55%

Federal Home Loan Bank
1.470% due 01/02/02	$6,757,000	6,756,724

Total Commercial Paper		6,756,724

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.00%

State Street Bank and Trust Co
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $1,000; collateralized by U.S.
Treasury Notes--market value
$5,165 and due 03/31/03)	$1,000	$1,000

Total Securities Held Under Repurchase
Agreement		1,000

Total Short-Term Investments
(Cost $6,757,724)		6,757,724

TOTAL INVESTMENTS - 99.73%
(Cost $88,168,010)		89,279,125

OTHER ASSETS AND
LIABILITIES, NET - 0.27%		240,807

NET ASSETS - 100.00%		$89,519,932

Notes to Schedule of Investments

(a) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis		$88,168,010

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost		$6,147,863

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value		(5,036,748)

Net unrealized appreciation		$1,111,115

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value
PREFERRED STOCKS - 2.26%

Brazil - 2.26%

Eletropaulo Metropolitana SA	1,000,000	$33,752
Gerdau SA	184,980,000	1,712,926
Itausa-Investimentos Itau SA	2,067,401	1,941,263

		3,687,941

Total Preferred Stocks
(Cost $4,437,140)		3,687,941

COMMON STOCKS - 98.41%

Argentina - 0.28%

Siderca SA ADR	30,600	451,197

Brazil - 6.07%

Aracruz Celulose SA ADR	15,000	272,700
Cia de Bebidas das America ADR	96,598	1,959,973
Cia Vale do Rio Doce	10,000	225,011
Cia Vale do Rio Doce ADR	45,000	1,062,450
Empresa Bras de Aeronautica SA ADR	19,000	420,470
Pao De Acucar ADR *	87,000	1,914,000
Petroleo Brasileiro SA ADR	150,501	3,506,673
Tele Norte Leste Participacoes SA ADR	24,055	375,980
Votorantim Celulose e Papel SA ADR *	9,000	158,850

		9,896,107

Chile - 2.08%

Cia Cerveceria Unidas ADR	55,500	987,900
Distribucion Y Servicio D&S SA ADR	136,500	1,788,150
Telecomunicanciones de Chile SA ADR *	46,000	619,160

		3,395,210

China - 0.72%

Aluminum Corp of China Ltd *	2,030,000	354,035
Huaneng Power International Inc	1,374,000	828,125

		1,182,160

Czech Republic - 0.70%

Ceske Radiokomunikace GDR	27,119	281,360
Komercni Banka AS *	29,295	853,069

		1,134,429

Egypt - 0.59%

Mobinil-Egyptian Mobile Netork *	131,600	964,491

Hong Kong - 5.26%

China Merchants Holdings Co Ltd	2,284,000	1,464,459
China Mobile (Hong Kong) Ltd *	1,064,500	3,747,134
CNOOC Ltd	1,241,500	1,170,160
Denway Motors Ltd	4,762,000	1,480,854
Li & Fung Ltd	647,000	725,978

		8,588,585

Hungary - 1.35%

Gedeon Richter RT	22,043	1,208,683
OTP Bank RT	16,488	991,190

		2,199,873

India - 9.76%

Bajaj Auto Ltd	25,000	196,469
Bajaj Auto Ltd GDR	25,000	218,750
Digital GlobalSoft (India) Ltd	132,000	1,369,548
Dr. Reddy’s Laboratories Ltd	31,500	602,302
Dr. Reddy’s Laboratories Ltd ADR	25,000	473,750
HDFC Bank Ltd	118,727	553,255
HDFC Bank Ltd ADR *	58,500	851,175
Hero Honda Motors Ltd	161,170	837,937
Housing Development Finance Corp	30,000	412,516
Infosys Technologies Ltd	57,500	4,857,569
ITC Ltd	58,529	821,494
Larsen & Toubro Ltd	84,000	333,422
Reliance Industries Ltd	197,000	1,246,673
Satyam Computer Services	487,000	2,386,522
State Bank of India Ltd	200,000	759,021

		15,920,403

Indonesia - 0.74%

HM Sampoerna Tbk PT	1,334,500	410,615
Ramayana Lestari Sentosa Tbk PT	1,455,000	374,243
Telekomunikasi Tbk PT	1,394,000	428,923

		1,213,781

Israel - 3.83%

Amdocs Ltd *	19,011	645,804
BK Hapoalim Ltd	289,300	622,926
Check Point Software Technologies *	44,027	1,756,237
Partner Communications ADR *	115,241	789,401
RADWARE Ltd *	32,000	415,680
Teva Pharmaceutical Industries Ltd ADR	32,800	2,021,464

		6,251,512

Lithuania - 0.27%

AB Liettuvos Telekomas GDR	149,000	443,275

Malaysia - 3.53%

Brittish American Tobacco BHD	208,000	2,025,263
Digi.com BHD *	360,678	474,576
Malayan Banking BHD	616,500	1,346,566
Public Bank BHD	858,500	603,209
Tenaga Nasional BHD	465,000	1,309,342

		5,758,956

Mexico - 11.30%

America Movil SA de CV ADR	137,215	2,672,948
Fomento Economica SA ADR	47,230	1,631,796
Grupo Financiero Banorte *	567,500	1,189,549
Grupo Financiero BBVA Bancomer *	2,164,719	1,974,375
Grupo Iusacell SA de CV ADR*	285,835	1,134,765
Grupo Televisa SA ADR *	37,000	1,597,660
Kimberly-Clark Corp de Mexico SA	148,000	444,566
Telefonos de Mexico SA ADR	112,522	3,940,520
Tubos de Acero de Mexico SA ADR	184,000	1,628,400
Wal-Mart de Mexico SA ADR	810,072	2,212,103

		18,426,682

Philippines - 0.26%

SM Prime Holdings	3,485,000	425,907

Poland - 1.06%

Polski Koncern Naftowy Orlen SA GDR	182,508	1,724,701

Russia - 3.85%

LUKOIL ADR	49,025	2,414,481
Mobile TeleSystems ADR	37,600	1,340,816
YUKOS ADR	32,288	2,531,250

		6,286,547

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

		Market
	Shares	Value

South Africa - 7.18%

BOE Corp Ltd *	617,600	$515
BOE Ltd	4,077,243	1,289,341
Energy Africa Ltd *	179,600	479,533
FirstRand Ltd	1,192,700	741,395
Iscor Ltd *	1,115,100	1,056,019
Johnnic Holdings Ltd	264,351	979,323
Kumba Resources Ltd *	807,300	2,094,871
M-Cell Ltd	408,171	449,550
Pick’n Pay Stores Ltd	764,366	688,790
Remgro Ltd	125,300	679,558
Sasol Ltd	153,800	1,352,567
Standard Bank Investment Corp Ltd #	730,240	1,901,000

		11,712,462

South Korea - 18.75%

Hyundai Mobis	70,990	1,021,478
Hyundai Motor Co	65,460	1,340,597
Kookmin Bank	113,000	4,284,288
Kookmin Credit Card Co Ltd	26,950	1,025,885
Korea Telecom Corp ADR	152,350	3,097,275
LG Household & Health Care Ltd *	11,400	250,826
Pohang Iron & Steel Co ADR	67,720	1,557,560
Samsung Electronics Co	47,155	10,016,174
Samsung Securities Co Ltd *	52,000	1,894,328
Shinsegae Co Ltd	20,370	2,155,638
SK Telecom Co Ltd	6,080	1,240,533
SK Telecom Co Ltd ADR	125,280	2,708,554

		30,593,136
Taiwan - 15.22%

Asustek Computer Inc	416,250	1,820,387
Bank Sinopac *	1,374,000	573,400
Chinatrust Commercial Bank Ltd	2,178,961	1,307,937
Compal Electronics Inc	1,133,750	1,432,378
Compal Electronics Inc GDR	251,767	1,535,779
Hon Hai Precision Co Ltd	350,400	1,602,515
Hon Hai Precision Co Ltd GDR	154,730	1,547,304
MediaTek Inc	160,000	2,689,152
President Chain Store Corp	837,900	1,772,320
Quanta Computer Inc	89,000	290,010
Sunplus Technology Co Ltd	645,300	1,992,065
Taipei Bank	524,000	392,420
Taiwan Semiconductor Co Ltd *	2,494,200	6,238,173
United Microelectronics Corp *	415,600	605,848
United Microelectronics Corp ADR *	107,220	1,029,312

		24,829,000

Thailand - 1.35%

Advanced Info Service Public Co Ltd	1,442,600	1,328,946
BEC World PLC	190,500	869,922

		2,198,868

Turkey - 1.77%

Akbank TAS	157,022,237	498,140
Anadolu Efes Biracilik ve M S AS	12,736,344	316,213
Hurriyet Gazeteci *	303,556,393	858,332
Turkcell Iletisim Hizmet AS ADR	110,000	22,583
Yapi ve Kredi Bankasi *	389,490,794	1,195,334

		2,890,602

United Kingdom - 2.35%

Anglo American PLC	158,800	2,427,381
BHP Billiton PLC	175,897	888,688
MIH Ltd *	67,467	492,509
Old Mutual PLC	28,800	29,787

		3,838,365

Venezuela - 0.10%

Cia Anonima Nacional Telefonos ADR	11,778	$165,481

Zimbabwe - 0.04%

Econet Wireless Holdings *	2,549,430	71,020

Total Common Stocks
(Cost $174,452,438)		160,562,750

TOTAL INVESTMENTS - 100.67%
(Cost $178,889,578)		164,250,691

OTHER ASSETS AND
LIABILITIES, NET - (0.67%)		(1,100,348)

NET ASSETS - 100.00%		$163,150,343

Notes to Schedule of Investments
(a) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis		$178,889,578

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost		$16,936,251

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value		(31,575,138)

Net unrealized depreciation		($14,638,887)

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value
COMMON STOCKS - 83.52%

Autos & Transportation - 0.43%

Navistar International Corp	26,600	$1,050,700

Consumer Discretionary - 11.66%

Amazon.com Inc *	133,000	1,439,060
AOL Time Warner Inc *	17,850	572,985
Carnival Corp 'A'	57,100	1,603,368
Charter Communications Inc 'A' *	52,700	865,861
Costco Wholesale Corp *	71,500	3,173,170
Dollar General Corp	80,500	1,199,450
DoubleClick Inc *	48,500	549,990
Hasbro Inc	4,700	76,281
Knight-Ridder Inc	7,600	493,468
Liberty Media Corp *	281,600	3,942,400
Lowe’s Cos Inc	74,500	3,457,545
McDonalds Corp	51,300	1,357,911
Robert Half International Inc *	46,000	1,228,200
USA Networks Inc *	128,500	3,509,335
Viacom Inc *	55,500	2,450,325
Wal-Mart Stores Inc	41,300	2,376,815

		28,296,164

Consumer Staples - 6.18%

Anheuser-Busch Cos Inc	32,500	1,469,325
Campbell Soup Co	92,400	2,759,988
Clorox Co	46,200	1,827,210
Kellogg Co	94,700	2,850,470
PepsiCo Inc	103,300	5,029,677
Philip Morris Cos Inc	23,000	1,054,550

		14,991,220

Diversified - 2.82%

General Electric Co	170,600	6,837,648

Energy - 5.35%

Baker Hughes Inc	153,200	5,587,204
BJ Services Co *	49,700	1,612,765
NRG Energy Inc *	52,000	806,000
Weatherford International Inc *	40,300	1,501,578
Williams Cos Inc	135,700	3,463,064

		12,970,611

Financial Services - 15.08%

American International Group Inc	2,700	214,380
AmeriCredit Corp *	64,300	2,028,665
Bank of America Corp	28,600	1,800,370
Bank One Corp	95,800	3,740,990
CheckFree Corp *	27,100	487,800
Cincinnati Financial Corp	33,500	1,278,025
Equity Office Properties Trust	43,000	1,293,440
Hartford Financial Services Group	37,700	2,368,691
Household International Inc	30,500	1,767,170
JP Morgan Chase & Co	55,400	2,013,790
Principal Financial Group *	11,800	283,200
SunGard Data Systems Inc *	35,500	1,027,015
The PMI Group Inc	23,100	1,547,931
USA Education Inc	151,200	12,703,824
Washington Mutual Inc	123,700	4,044,990

		36,600,281

Health Care - 14.09%

Becton Dickinson & Co	38,600	1,279,590
Forest Laboratories Inc *	44,800	3,671,360
Genentech Inc *	22,600	1,226,050
Guidant Corp *	98,900	4,925,220
Medtronic Inc	173,400	8,879,814
Pfizer Inc	322,300	12,843,655
Quintiles Transnational Corp *	85,500	1,374,840

		34,200,529

Integrated Oils - 2.15%

Exxon Mobil Corp	64,600	2,538,780
Unocal Corp	74,000	2,669,180

		5,207,960

Materials & Processing - 2.16%

Air Products & Chemicals Inc	38,000	1,782,580
Alcoa Inc	38,900	1,382,895
Dow Chemical Co	11,300	381,714
Fluor Corp	45,000	1,683,000

		5,230,189

Producer Durables - 4.08%

Agilent Technologies Inc *	16,000	456,160
Applied Materials Inc *	55,900	2,241,590
Emerson Electric Co	39,100	2,232,610
KLA-Tencor Corp *	20,200	1,001,112
Lam Research Corp *	40,000	928,800
Teradyne Inc *	36,400	1,097,096
United Technologies Corp	30,200	1,951,826

		9,909,194

Technology - 9.59%

Agere Systems Inc 'A' *	145,400	827,326
Altera Corp *	45,000	954,900
Applied Biosystems Group - Applera Corp	74,000	2,905,980
Applied Micro Circuits Corp *	69,000	781,080
Broadcom Corp *	24,000	983,520
Cadence Design Systems Inc *	62,000	1,359,040
Cisco Systems Inc *	146,200	2,647,682
Corning Inc	74,000	660,080
General Motors Corp 'H'*	210,800	3,256,860
JDS Uniphase Corp *	64,000	558,720
Macromedia Inc *	31,200	555,360
Micromuse Inc *	11,800	177,000
Microsoft Corp *	67,500	4,473,225
MIPS Technologies Inc 'A' *	2,300	19,872
MIPS Technologies Inc 'B' *	7,200	57,456
PMC-Sierra Inc *	6,400	136,064
Sabre Holdings Corp *	32,000	1,355,200
Texas Instruments Inc	19,400	543,200
VeriSign Inc *	27,000	1,027,080

		23,279,645

See Notes to Financial Statements		See explanation of symbols on B-93

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

		Market
	Shares	Value
Utilities - 9.93%

AES Corp *	191,100	$3,124,485
AT&T Corp	81,700	1,482,038
Cablevision Systems Corp 'A' *	87,700	4,161,365
Cinergy Corp	20,700	692,001
Cox Communications Inc 'A' *	35,000	1,466,850
Edison International *	135,500	2,046,050
Kinder Morgan Management LLC *	48,981	1,856,380
NiSource Inc	44,100	1,016,946
Rainbow Media Group *	64,750	1,599,325
SBC Communications Inc	52,200	2,044,674
Sprint Corp-PCS Group *	188,600	4,603,726

		24,093,840

Total Common Stocks
(Cost $199,769,363)		202,667,981

FOREIGN COMMON STOCKS - 9.59%

Bermuda - 2.76%

ACE Ltd	13,100	525,965
Tyco International Ltd	62,800	3,698,920
XL Capital Ltd 'A'	27,000	2,466,720

		6,691,605

Finland - 1.39%

Nokia Corp ADR	137,500	3,372,875

France - 0.16%

Vivendi Universal SA ADR	7,500	403,425

Netherlands - 1.32%

ASML Lithography Holding NV *	44,000	750,200
Royal Philips Electronics NV 'NY'	84,300	2,453,973

		3,204,173

United Kingdom - 3.96%

AstraZeneca PLC ADR	147,800	6,887,480
Shell Transport & Trading Co PLC ADR	65,500	2,714,975

		9,602,455

Total Foreign Common Stocks
(Cost $23,993,676)		23,274,533

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 6.40%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 6.40%

State Street Bank and Trust Co
1.250% due on 01/02/02
(Dated 12/31/01, repurchase price
of $15,525,078; collateralized by U.S.
Treasury Notes--market value
$15,834,488 and due 12/31/03)	$15,524,000	$15,524,000

Total Securities Held Under Repurchase
Agreement		15,524,000

Total Short-Term Investment
(Cost $15,524,000)		15,524,000

TOTAL INVESTMENTS - 99.51%
(Cost $239,287,039)		241,466,514

OTHER ASSETS AND
LIABILITIES, NET - 0.49%		1,181,673

NET ASSETS - 100.00%		$242,648,187

Notes to Schedule of Investments

(a) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis		$239,287,039

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost		$21,180,222

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value		(19,000,747)

Net unrealized appreciation		$2,179,475

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value
COMMON STOCKS - 85.22%

Autos & Transportation - 3.15%

America West Holdings Corp 'B' *	52,700	$184,450
Bandag Inc	63,000	2,189,880
Hub Group Inc 'A' *	62,000	649,760
Oshkosh Truck Corp	43,600	2,125,500
Polaris Industries Inc	101,500	5,861,625
Skywest Inc	68,900	1,753,505
Swift Transportation Co Inc *	104,720	2,252,527
U.S. Xpress Enterprises 'A' *	104,000	942,240
Werner Enterprise Inc	73,400	1,783,620

		17,743,107

Consumer Discretionary - 21.43%

Acclaim Entertainment Inc *	292,000	1,547,600
ACME Communications Inc *	48,000	323,520
Administaff Inc *	63,000	1,726,830
ADVO Inc *	49,300	2,119,900
Alloy Online Inc *	98,800	2,127,164
American Eagle Outfitters *	129,000	3,375,930
American Greetings Corp 'A'	73,200	1,008,696
American Pharmaceutical Partners Inc *	10,600	220,480
ANC Rental Corp *	301,200	176,202
Banta Corp	74,000	2,184,480
California Pizza Kitchen Inc *	139,000	3,440,250
Carriage Services Inc 'A' *	307,500	1,620,525
CEC Entertainment Inc *	50,000	2,169,500
Charlotte Russe Holding Inc *	108,600	2,021,046
Classic Communications Inc 'A' *	96,000	960
CNET Networks Inc *	229,600	2,059,512
CoStar Group Inc *	198,100	4,756,381
Cumulus Media Inc 'A' *	143,000	2,313,740
Dollar Tree Stores Inc *	202,000	6,243,820
DoubleClick Inc *	120,000	1,360,800
EarthLink Inc *	159,400	1,939,898
Emmis Communciations Corp 'A' *	115,000	2,718,600
Entercom Communications Corp *	34,000	1,700,000
Entravision Communications Corp 'A' *	150,000	1,792,500
Factory 2-U Stores Inc *	111,600	2,236,464
FTD.COM Inc *	40,000	280,000
Gaiam Inc *	9,800	213,640
Galyan’s Trading Co Inc *	22,800	324,672
Genesco Inc *	95,500	1,982,580
Heska Corp *	125,000	125,000
Hotel Reservation Network Inc 'A' *	46,000	2,116,000
Insight Communications Co *	176,300	4,259,408
International Speedway Corp 'A'	51,000	1,994,100
Kellwood Co	75,000	1,800,750
Libbey Inc	119,600	3,904,940
LoJack Corp *	150,000	817,500
Martha Stewart Living Omnimedia 'A' *	59,000	970,550
Media General Inc	19,100	951,753
Pennzoil-Quaker State Co	105,000	1,517,250
Pixar Inc *	43,700	1,571,452
Primedia Inc *	316,957	1,378,763
Quanta Services Inc *	230,250	3,552,758
Radio One Inc *	49,400	912,418
Radio One Inc 'D' *	275,800	4,967,158
Regent Communications Inc *	97,200	656,100
Resources Connection *	72,600	1,911,558
Ruby Tuesday Inc	195,000	4,022,850
School Specialty Inc *	105,000	2,402,400
Speedway Motorsports Inc *	230,000	5,814,400
Steiner Leisure Ltd *	68,700	1,459,875
Stewart Enterprises Inc 'A' *	278,100	1,665,819
Suprema Specialties Inc *	12,600	163,800
The J. Jill Group Inc *	91,800	1,976,454
Vans Inc *	130,000	1,656,200
West Corp *	50,000	1,247,000
Westwood One Inc *	80,500	2,419,025
Williams-Sonoma Inc *	170,800	7,327,320
XM Satellite Radio Holdings Inc *	119,000	2,184,840
Young Broadcasting Inc 'A' *	53,000	951,350

		120,684,481

Consumer Staples - 2.97%

Adolph Coors Co 'B'	46,000	2,456,400
Dreyer’s Grand Ice Cream Inc	193,400	7,447,834
Flowers Foods Inc *	12,800	510,976
Robert Mondavi Corp 'A' *	55,000	2,090,000
The Hain Celestial Group Inc *	45,600	1,252,176
Tootsie Roll Industries Inc	76,255	2,980,045

		16,737,431

Energy - 1.41%

CONSOL Energy Inc	78,000	1,937,520
Helmerich & Payne Inc	69,100	2,306,558
Hydril Co *	100,300	1,768,289
Newpark Resources Inc *	155,300	1,226,870
Pioneer Natural Resources Co *	35,200	677,952

		7,917,189

Financial Services - 13.41%

America First Mortgage Investments Inc	75,000	656,250
American Capital Strategies Ltd	209,000	5,925,150
AmeriCredit Corp *	87,200	2,751,160
Annaly Mortgage Management Inc	284,500	4,552,000
Anthracite Capital Inc	189,500	2,082,605
Banknorth Group Inc	96,000	2,161,920
BOK Financial Corp *	129,109	4,068,225
Citizens Banking Corp MI	54,300	1,785,384
Commerce Bancorp Inc NJ	56,900	2,238,446
Community First Bankshares Inc	120,000	3,082,800
Community Savings Bankshares Inc	31,250	593,438
Credit Acceptance Corp *	151,900	1,351,910
Digital Insight Corp *	135,600	3,032,016
Fidelity Bankshares Inc	144,747	2,311,610
Fidelity National Financial Inc	134,200	3,328,160
First American Financial Corp	140,000	2,623,600
First Midwest Bancorp IL	137,500	4,013,625
Harbor Florida Bancshares Inc	143,000	2,431,000
HomeStore.com Inc *	513,000	1,846,800
IndyMac Bankcorp Inc *	267,000	6,242,460
Medallion Financial Corp	160,000	1,264,000
MeriStar Hospitality Corp	196,600	2,791,720
Pacific Century Financial Corp	80,000	2,071,200
Philadelphia Consolidated Holding Corp *	81,000	3,054,510
Provident Bankshares Corp	105,870	2,572,641
SL Green Realty Corp	57,000	1,750,470
Sterling Bancshares Inc	4,800	60,096
The South Financial Group Inc	38,800	688,700
WR Berkley Corp	78,300	4,204,710

		75,536,606

Health Care - 7.96%

ACLARA BioSciences Inc *	156,800	794,976
Antigenics Inc *	143,000	2,345,200
Aspect Medical Systems Inc *	182,500	1,825,000
Aviron *	64,000	3,182,720
Charles River Laboratories Int’l Inc *	52,700	1,764,396
ChromaVision Medical Systems Inc *	380,000	1,706,200
COR Therapeutics Inc *	75,800	1,813,894
Diversa Corp *	84,400	1,194,260
Exelixis Inc *	268,400	4,460,808
Genaissance Pharmaceuticals Inc *	114,400	531,960
ILEX Oncology Inc *	102,000	2,758,080

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

		Market
	Shares	Value

Illumina Inc *	181,000	$ 2,128,560
Lexicon Genetics Inc *	111,700	1,289,018
LifePoint Hospitals Inc *	96,000	3,267,840
Orthodontic Centers of America Inc *	70,000	2,135,000
Protein Design Labs Inc *	40,100	1,320,493
Quintiles Transnational Corp *	26,000	418,080
Scios Inc *	99,900	2,374,623
SICOR Inc *	45,900	719,712
SonoSite Inc *	60,000	1,541,400
Tanox Inc *	46,500	860,366
Triad Hospitals Inc *	74,700	2,192,445
Unilab Corp *	83,500	2,095,850
Vical Inc *	45,200	553,248
Wright Medical Group Inc *	85,700	1,534,030

		44,808,159

Materials & Processing - 7.28%

AptarGroup Inc	125,000	4,378,750
Armor Holdings Inc *	112,800	3,044,472
Corn Products International Inc	148,700	5,241,675
Ferro Corp	201,700	5,203,860
Insignia Financial Group Inc *	145,000	1,566,000
Kaiser Aluminum Corp *	400,000	648,000
Lyondell Chemical Co	95,900	1,374,247
OM Group Inc	22,000	1,456,180
Potlatch Corp	60,000	1,759,200
Spartech Corp	22,700	466,485
The Scotts Co ‘A’ *	110,000	5,236,000
Trammell Crow Co *	133,600	1,563,120
UCAR International Inc *	159,800	1,709,860
Valence Technology Inc *	328,300	1,106,371
Wilson Greatbatch Technologies Inc *	87,600	3,162,360
York International Corp	80,000	3,050,400

		40,966,980

Producer Durables - 16.21%

Advanced Energy Industries Inc *	200,500	5,341,320
American Superconductor Corp *	93,000	1,140,180
Astec Industries Inc *	118,000	1,706,280
Briggs & Stratton Corp	86,900	3,710,630
Cable Design Technologies Corp *	170,000	2,325,600
Columbus McKinnon Corp	156,200	1,601,050
Credence Systems Corp *	276,200	5,129,034
Cummins Inc	37,000	1,425,980
Cymer Inc *	160,200	4,282,146
Donaldson Co Inc	43,200	1,677,888
DuPont Photomasks Inc *	46,000	1,998,700
Electro Scientific Industries Inc *	203,100	6,095,031
Electroglas Inc *	235,500	3,478,335
EMCORE Corp *	310,100	4,170,845
FEI Co *	37,000	1,165,870
Gardner Denver Inc *	97,800	2,182,896
Helix Technology Corp	166,400	3,752,320
Ionics Inc *	20,900	627,627
Kulicke and Soffa Industries Inc *	334,400	5,734,960
LTX Corp *	310,300	6,497,682
Metawave Communications Corp *	122,000	380,640
Nanometrics Inc *	156,200	3,030,280
NVR Inc *	4,500	918,000
Pentair Inc	149,100	5,443,641
Polycom Inc *	80,000	2,752,000
Power-One Inc *	317,900	3,309,339
Rayovac Corp *	72,800	1,281,280
Therma-Wave Inc *	184,000	2,745,280
Veeco Instruments Inc *	134,900	4,863,145
Wesco International Inc *	155,000	767,250
Zygo Corp *	109,000	1,733,100

		91,268,329
Technology - 8.56%

Advanced Fibre Communications Inc *	63,000	1,113,210
Alliance Fiber Optic Products Inc *	278,600	395,612
ANADIGICS Inc *	101,100	1,541,775
Anaren Microwave Inc *	70,500	1,221,060
Arbitron Inc *	80,200	2,738,830
Aspect Communications Corp *	341,000	1,323,080
Avanex Corp *	396,500	2,339,350
Carrier Access Corp *	232,000	677,440
Click Commerce Inc *	239,900	758,084
Digex Inc *	131,100	391,989
Exar Corp *	253,800	5,291,730
Forrester Research Inc *	80,000	1,611,200
Intergraph Corp *	127,000	1,744,980
Ixia *	75,000	963,750
Logicvision Inc *	31,000	395,250
Macromedia Inc *	85,000	1,513,000
MatrixOne Inc *	87,500	1,136,625
MIPS Technologies Inc ‘A’ *	125,000	1,080,000
MIPS Technologies Inc ‘B’ *	23,000	183,540
Monolithic System Technology Inc *	33,400	688,040
MRV Communications Inc *	76,110	322,706
NetIQ Corp *	112,065	3,951,412
Netscreen Technolgies Inc *	5,600	123,928
New Focus Inc *	30,400	115,824
Newport Corp	116,500	2,246,120
Numerical Technologies Inc *	68,600	2,414,720
ONI Systems Corp *	72,700	455,829
Online Resources Corp *	109,600	252,080
Optical Communication Products Inc *	208,300	820,702
Pinnacle Systems Inc *	341,500	2,711,510
Power Integrations Inc *	89,400	2,041,896
Quest Software Inc *	77,300	1,709,103
Selectica Inc *	261,400	1,581,470
SmartForce PLC ADR *	50,000	1,237,500
TriQuint Semiconductor Inc *	91,992	1,127,822

		48,221,167

Utilities - 2.84%

Energen Corp	112,000	2,760,800
Mediacom Communications Corp *	241,400	4,407,964
New Jersey Resources Corp	47,100	2,204,280
South Jersey Industries Inc	75,700	2,467,820
Southwest Gas Corp	71,000	1,586,850
WGL Holdings Inc	87,000	2,529,090
WorldCom Inc - MCI Group	346	4,394

		15,961,198

Total Common Stocks		479,844,647
(Cost $536,277,924)

FOREIGN COMMON STOCKS - 3.51%

Barbados - 0.81%

Everest Re Group Ltd	65,000	4,595,500

Canada - 0.99%

Fairmont Hotels & Resorts Inc	72,000	1,720,800
Nova Chemicals Corp	199,500	3,844,365

		5,565,165

Hong Kong - 0.29%

Novel Denim Holdings Ltd *	138,300	1,618,110

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)
December 31, 2001

		Market
	Shares	Value
Ireland - 0.28%

Riverdeep Group PLC ADR *	93,000	$ 1,563,330

Netherlands - 0.87%

ASM International NV *	230,000	4,487,300
BE Semiconductor Industries NV *	52,500	438,375

		4,925,675

United Kingdom - 0.27%

Bookham Technology PLC *	148,200	363,090
NDS Group PLC *	15,800	316,790
Willis Group Holdings Ltd *	35,000	824,250

		1,504,130

Total Foreign Common Stocks
(Cost $22,634,153)		19,771,910

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 13.66%

COMMERCIAL PAPER - 13.66%

Nestle Capital Corp
2.000% due 01/04/02	$ 40,000,000	39,993,333
Unilever Capital Corp
1.630% due 01/02/02	36,953,000	36,951,327

Total Commercial Paper		76,944,660

Total Short-Term Investments
(Cost $76,944,660)		76,944,660

TOTAL INVESTMENTS - 102.39%
(Cost $635,856,737)		576,561,217

OTHER ASSETS AND
LIABILITIES, NET - (2.39%)		(13,462,765)

NET ASSETS - 100.00%		$563,098,452

Notes to Schedule of Investments

(a) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis	$635,856,737

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost	$76,982,457

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value	(136,277,977)

Net unrealized depreciation	($59,295,520)

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value
CONVERTIBLE PREFERRED STOCK - 0.08%

Bermuda - 0.08%

Sanwa International Finance Ltd	132,000,000	$387,292

Total Convertible Preferred Stock
(Cost $1,427,283)		387,292

COMMON STOCKS - 90.83%

Australia - 3.58%

ANZ Banking Group	264,100	2,401,769
BHP Billiton Ltd	1,089,691	5,842,732
Fosters Group Ltd	680,739	1,689,430
National Australian Bank Ltd	91,203	1,483,812
News Corp Ltd	135,121	1,077,911
News Corp Ltd ADR	19,300	613,933
QBE Insurance Group Ltd	328,200	1,287,132
WMC Ltd	315,500	1,542,307
Woolworths Ltd	374,100	2,147,224

		18,086,250

Bermuda - 0.07%

UFJ International Finance	93,000,000	339,094

Canada - 2.70%

Abitibi-Consolidated Inc	119,100	870,168
Bank of Nova Scotia	29,400	904,274
Bombardier Inc 'B'	269,000	2,788,353
Inco Ltd *	44,500	756,204
Magna International Inc 'A'	45,400	2,883,490
MDS Inc	6,400	75,989
Nortel Networks Corp	165,100	1,238,250
Suncor Energy Inc	13,200	434,527
Thomson Corp	103,500	3,143,752
Zarlink Semiconductor Inc *	46,000	512,941

		13,607,948

Finland - 3.68%

Nokia Corp	585,600	15,116,383
Nokia Corp ADR	45,700	1,121,021
UPM-Kymmeme Oyj	69,700	2,314,234

		18,551,638

France - 7.03%

Accor SA	36,500	1,328,374
Air Liquide	14,500	2,034,328
Bouygues	176,030	5,774,080
Group Danone	14,900	1,819,513
LVMH Moet Hennessy Louis Vuitton	25,300	1,030,588
Michelin (CGDE) B	27,600	911,477
Pechiney SA 'A'	35,000	1,806,321
Peugeot SA	22,800	970,413
Sanofi-Synthelabo SA	144,900	10,823,324
Schneider Electric SA	37,800	1,819,424
Societe Television Francaise 1	100,900	2,553,318
STMicroelectronics NV	81,300	2,612,427
Vivendi Universal SA	36,400	1,995,376

		35,478,963

Germany - 3.32%

Aixtron AG	41,800	944,501
Allianz AG	3,500	828,287
BMW AG	66,800	2,354,893
DaimlerChrysler AG	144,500	6,195,284
Deutsche Bank AG	15,300	1,081,466
EPCOS AG	26,200	1,354,495
Infineon Technologies AG	800	16,240
Infineon Technologies AG ADR	70,700	1,480,933
Metro AG	71,700	2,524,437

		16,780,536
Greece - 0.24%

Hellenic Telecommunication ADR	74,200	1,210,329

Hong Kong - 4.28%

Cheung Kong Holdings Ltd	708,000	7,354,099
China Mobile (Hong Kong) Ltd *	825,500	2,905,833
Hanh Lung Properties Ltd	920,000	949,719
Hong Kong Land Holdings Ltd	542,000	1,024,380
Hutchison Whampoa Ltd	516,100	4,980,255
Johnson Electric Holdings	681,000	716,098
Li & Fung Ltd	1,072,000	1,202,857
Swire Pacific Ltd 'A'	455,000	2,479,771

		21,613,012

Ireland - 1.79%

Allied Irish Banks PLC	227,596	2,637,280
CRH PLC	224,078	3,960,684
Elan Corp PLC ADR *	36,200	1,631,172
Irish Life & Permanent PLC	80,600	819,008

		9,048,144

Italy - 1.43%

Assicurazioni Generali	128,900	3,584,724
ENI Spa	289,800	3,637,050

		7,221,774

Japan - 19.91%

Acom Co Ltd	38,200	2,771,165
Advantest Corp	56,800	3,201,459
Aiful Corp	27,100	1,745,665
Chubu Electric Power Co Inc	51,600	925,033
Chudenko Corp	50,000	645,296
Chugai Pharmaceutical Co Ltd	102,000	1,176,938
Daiwa Securities Co Ltd	252,000	1,318,911
Fuji Television Network Inc	121	486,224
Furukawa Electric Co Ltd	153,000	808,903
Hirose Electric Co Ltd	21,600	1,465,213
Hitachi Ltd	122,000	889,665
Hoya Corp	27,800	1,653,493
Japan AirLines Co Ltd	302,000	720,331
Jusco Co Ltd	148,000	3,327,738
Keyence Corp	7,900	1,307,615
Kokusai Securities Co	96,000	554,218
Mabuchi Motor Co Ltd	8,900	730,146
Matsushita Communication Industrial Co	27,000	728,095
Mitsubishi Estate Co Ltd	333,000	2,425,820
Mitsubishi Heavy Industries Ltd	379,000	1,007,634
Mitsubishi Motors Corp *	474,000	799,332
Mitsui Fudosan Co Ltd	366,000	2,780,205
Mitsui Sumitomo Insurance Co Ltd	628,000	2,933,799
Murata Manufacturing Co	46,900	2,800,213
NEC Corp	607,000	6,164,754
Nikko Cordial Corp	265,000	1,177,599
Nikon Corp	171,000	1,310,639
Nintendo Co Ltd	39,200	6,833,834
Nippon Telegraph & Telephone	190	616,279
Nissan Motor Co Ltd	793,000	4,186,525
Nomura Holdings Inc	168,000	2,143,948
NTT DoCoMo Inc	524	6,129,819
Promise Co Ltd	32,700	1,761,123
Rohm Co Ltd	25,400	3,281,963

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

		Market
	Shares	Value

Sekisui House Ltd	178,000	$1,284,515
Shimamura Co Ltd	3,600	210,566
Shin-Etsu Chemical Co Ltd	61,000	2,182,461
Shionogi & Co Ltd	176,000	2,994,721
Sony Corp	123,400	5,614,843
Sony Corp ADR	6,400	288,640
Sumitomo Forestry Co Ltd	98,000	512,165
Sumitomo Mitsui Banking Corp	138,000	581,792
Sumitomo Realty & Development	163,000	742,907
Suzuki Motor Co	200,000	2,178,587
Taiyo Yuden Co Ltd	57,000	859,471
TDK Corp	35,000	1,643,055
THK Co Ltd	64,000	929,530
Tokyo Electric Power Co	35,000	741,768
Tokyo Electron Ltd	103,900	5,074,838
Tokyo Seimitsu Co Ltd	23,800	804,512
Toray Industries Inc	561,000	1,350,883
UFJ Holdings Inc *	367	805,674
Uni-Charm Corp	3,000	62,441
Ushio Inc	74,000	832,497

		100,505,460

Mexico - 1.86%

America Movil SA de CV ADR	159,700	3,110,956
Telefonos de Mexico SA ADR	179,600	6,289,592

		9,400,548

Netherlands - 6.17%

ABN Amro Holding NV	135,430	2,183,744
Aegon NV	336,543	9,119,319
ASML Holding NV *	98,500	1,713,816
Hagemeyer NV	59,300	1,109,998
Heineken NV	183,500	6,966,136
ING Groep NV	49,000	1,250,885
Royal Dutch Petroleum Co	67,400	3,418,381
Royal Dutch Petroleum Co 'NY'	3,000	147,060
Royal Philips Electronics NV	127,200	3,784,615
Royal Philips Electronics NV 'NY'	12,900	375,519
VNU NV	34,800	1,070,465

		31,139,938

Norway - 0.61%

Norsk Hydro ASA	19,400	814,380
Statoil ASA *	327,200	2,246,600

		3,060,980

Portugal - 0.18%

Portugal Telecom SGPC SA *	119,340	930,770

Russia - 0.21%

LUKOIL ADR	21,700	1,068,725

Singapore - 2.52%

DBS Group Holdings Ltd	601,000	4,491,633
Singapore Airline Ltd	180,000	1,072,299
Singapore Telecom Ltd	5,390,600	5,138,075
United Overseas Bank Ltd	296,840	2,041,629

		12,743,636

South Korea - 2.22%

Samsung Electronics Co GDR	96,760	11,224,160

Spain - 1.82%

Altadis SA *	48,000	817,190
Banco Bilbao Vizcaya Argenteria SA	251,500	3,116,026
Inditex SA *	160,600	3,064,859
Telefonica SA *	102,084	1,367,618
Telefonica SA ADR *	20,924	838,634

		9,204,327
Sweden - 1.55%

Assa Abloy AB 'B'	139,000	2,008,671
Ericsson 'B'	493,000	2,689,297
Forenings Sparbanken AB	170,000	2,114,994
Svenska Handelsbanken 'A'	69,000	1,016,920

		7,829,882

Switzerland - 6.75%

Compagnie Financiere Richemont AG	184,428	3,430,572
Credit Suisse Group *	105,940	4,522,491
Holcim Ltd	11,118	2,399,906
Holcim Ltd 'B'	22,133	968,861
Nestle SA	18,065	3,855,900
Novartis AG	151,350	5,475,430
Roche Holding AG	29,200	2,086,343
Swiss Reinsurance	69,923	7,040,784
Swisscom AG	9,992	2,771,372
UBS AG	29,730	1,502,185

		34,053,844

Taiwan - 1.21%

Hon Hai Precision Industry GDR	47,520	434,594
Taiwan Semiconductor Co Ltd ADR *	329,679	5,660,588

		6,095,182

United Kingdom - 17.70%

ARM Holdings PLC *	179,400	942,955
AstraZeneca PLC ADR	700	32,620
AstraZeneca PLC (UK1)	55,200	2,493,918
AstraZeneca PLC (STOC)	367,700	16,926,052
BAE Systems PLC	561,905	2,530,078
BG Group PLC	245,000	989,898
BHP Billiton PLC	201,000	1,015,516
BOC Group PLC	19,900	308,867
Brambles Industries PLC *	218,500	1,081,662
British Airways PLC	335,500	961,100
Centrica PLC	305,100	983,960
Compass Group PLC	160,000	1,186,931
GKN PLC	369,500	1,425,679
GlaxoSmithKline PLC	48,000	1,203,471
Granada PLC	562,782	1,175,854
HBOS PLC	139,000	1,610,977
Lloyds TSB Group PLC	324,286	3,508,152
Marks & Spencer PLC	500,000	2,657,200
National Grid Group PLC	135,000	840,294
Pearson PLC	207,000	2,373,462
Prudential PLC	277,200	3,186,447
Reuters Group PLC	319,700	3,153,649
Royal Bank of Scotland Group PLC	281,900	6,862,664
Shell Transport & Trading Co PLC	339,900	2,351,986
Shire Pharmaceuticals PLC *	117,000	1,468,434
Smiths Group PLC	355,520	3,506,992
Tate & Lyle PLC	314,000	1,588,714
Tesco PLC	160,000	578,906
Unilever PLC	368,000	3,000,525
Vodafone Group PLC	7,420,703	19,394,156

		89,341,119

Total Common Stocks
(Cost $565,823,784)		458,536,259

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal	Market
	Amount	Value
CONVERTIBLE CORPORATE BOND - 0.07%

Luxembourg - 0.07%

Hellenic Exchangeable Finance SCA
2.000% due 08/02/05	$380,000	$364,743

Total Convertible Corporate Bond
(Cost $373,968)		364,743

		Value
SHORT-TERM INVESTMENT - 8.77%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 8.77%

State Street Bank and Trust Co
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $44,250,554; collateralized by U.S.
Treasury Notes--market value
$45,132,550 and due 12/31/03)	44,247,481	44,247,481

Total Securities Held Under Repurchase
Agreement		44,247,481

Total Short-Term Investment
(Cost $44,247,481)		44,247,481

TOTAL INVESTMENTS - 99.75%
(Cost $611,872,516)		503,535,775

OTHER ASSETS AND
LIABILITIES, NET - 0.25%		1,251,589

NET ASSETS - 100.00%		$504,787,364

Notes to Schedule of Investments
(a) Forward foreign currency contracts outstanding at December 31, 2001 were summarized as follows:
		Principal
Contracts		Amount		Unrealized
to Buy or		Covered by	Expiration	Appreciation
to Sell	Currency	Contracts	Month	(Depreciation)

Sell	BP	450,837	03/02	($16,463)
Sell		3,792,010	04/02	(101,971)
Sell	CD	1,664,822	01/02	10,955
Sell		384,814	02/02	21
Sell		1,676,993	03/02	13,635
Buy	CF	2,699,894	02/02	(1,882)
Buy		6,014,592	03/02	(90,965)
Buy		1,684,703	06/02	(15,375)
Buy	ED	15,065,143	01/02	4,759
Buy		12,079,868	02/02	63,280
Buy		18,148,279	03/02	804,536
Buy		6,103,053	04/02	41,972
Buy		1,307,802	05/02	4,428
Sell	HD	8,051,870	06/02	463
Sell	JY	1,147,872,115	01/02	680,086
Sell		1,534,195,664	02/02	1,015,383
Sell		1,945,628,843	03/02	801,344
Sell		386,276,162	04/02	3,252
Sell		138,980,100	05/02	92,828
Sell	SK	18,159,614	03/02	(14,079)

				$3,296,207

	Principal amount denoted in the indicated currency:
	BP - British Pound
	CD - Canadian Dollar
	CF - Switzerland Francs
	ED - Eurodollar
	HD - Hong Kong Dollar
	JY - Japanese Yen
SK - Swedish Kronor

(b) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis	$611,872,516

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost	$16,291,382

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value	(124,628,123)

Net unrealized depreciation	($108,336,741)

See Notes to Financial Statements

PACIFIC SELECT FUND
I-NET TOLLKEEPER PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value
COMMON STOCKS - 94.89%

Consumer Discretionary - 37.53%

AOL Time Warner Inc *	132,840	$4,264,164
Cendant Corp *	86,640	1,699,010
Clear Channel Communications Inc *	47,244	2,405,192
CNET Networks Inc *	65,565	588,118
EchoStar Communications Corp *	29,970	823,276
Gemstar - TV Guide Int’l Group Inc *	42,767	1,184,646
Liberty Media Corp *	185,580	2,598,120
Metro-Goldwyn-Mayer Inc *	32,000	700,800
TMP Worldwide Inc *	41,840	1,794,936
Travelocity.com *	36,640	1,051,934
Univision Communications Inc *	46,590	1,885,031
Viacom Inc *	117,778	5,199,899
Westwood One Inc *	105,200	3,161,260
Yahoo! Inc *	29,800	528,652

		27,885,038

Financial Services - 7.15%

Charles Schwab Corp	93,690	1,449,384
CheckFree Corp *	44,070	793,260
First Data Corp	39,150	3,071,318

		5,313,962

Materials & Processing - 0.59%

Energizer Holdings Inc *	23,020	438,531

Producer Durables - 5.94%

American Tower Corp 'A' *	72,690	688,374
Crown Castle International Corp *	348,470	3,721,660

		4,410,034

Technology - 33.08%

Avocent Corp *	14,210	344,593
Cisco Systems Inc *	72,840	1,319,132
EMC Corp MA *	78,630	1,056,787
Integrated Circuit Systems *	84,520	1,909,307
Intersil Corp *	17,070	550,508
Interwoven Inc *	104,830	1,021,044
Intuit Inc *	47,180	2,017,417
McDATA Corp *	78,535	1,924,108
Microsoft Corp *	74,490	4,936,452
Oracle Corp *	54,620	754,302
QUALCOMM Inc *	45,400	2,292,700
Sabre Holdings Corp *	48,940	2,072,609
Sun Microsystems Inc *	69,290	855,039
VeriSign Inc *	73,326	2,789,321
Xilinx Inc *	18,820	734,921

		24,578,240

Utilities - 10.60%

Cablevision Systems Corp 'A' *	31,080	1,474,746
Comcast Corp 'A' *	77,940	2,805,840
Rainbow Media Group *	68,450	1,690,715
Sprint Corp-PCS Group *	77,840	1,900,074

		7,871,375

Total Common Stocks
(Cost $102,264,142)		70,497,180

FOREIGN COMMON STOCK - 1.74%

Israel - 1.74%

Check Point Software Technologies *	32,395	$1,292,236

Total Foreign Common Stock
(Cost $2,849,758)		1,292,236

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 2.89%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 2.89%

State Street Bank and Trust Co
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $2,149,149; Colateralized by U.S.
Treasury Notes--market value
$2,194,492 and due 05/31/03)	$2,149,000	2,149,000

Total Securities Held Under Repurchase
Agreement		2,149,000

Total Short-Term Investment
(Cost $2,149,000)		2,149,000

TOTAL INVESTMENTS - 99.52%
(Cost $107,262,900)		73,938,416

OTHER ASSETS AND
LIABILITIES, NET - 0.48%		355,217

NET ASSETS - 100.00%		$74,293,633

Notes to Schedule of Investments

(a) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis		$107,262,900

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost		$3,751,189

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value		(37,075,673)

Net unrealized depreciation		($33,324,484)

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
FINANCIAL SERVICES PORTFOLIO
Schedule of Investments
December 31, 2001

	Shares	Market Value
COMMON STOCKS - 84.87%

Financial Services - 84.87%

Affiliated Managers Group *	4,500	$317,160
AFLAC Inc	32,500	798,200
AMBAC Financial Group Inc	32,000	1,851,520
American International Group Inc	36,400	2,890,160
AmeriCredit Corp *	10,300	324,965
Arthur J. Gallagher & Co	27,300	941,577
Bank of America Corp	47,600	2,996,420
Bank of New York Co Inc	42,100	1,717,680
Citigroup Inc	59,250	2,990,940
Commerce Bancorp Inc NJ	16,000	629,440
Eaton Vance Corp	9,700	344,835
Fannie Mae	17,300	1,375,350
Federated Investors Inc	26,600	848,008
Fifth Third Bancorp	47,200	2,906,576
FleetBoston Financial Corp	55,238	2,016,187
Freddie Mac	24,100	1,576,140
Golden West Financial Corp	8,900	523,765
Goldman Sachs Group Inc	23,200	2,151,800
Hartford Financial Services Group	12,000	753,960
Household International Inc	33,300	1,929,402
Investors Financial Services Corp	11,000	728,310
iStar Financial Inc	12,300	306,885
JP Morgan Chase & Co	41,700	1,515,795
Lehman Brothers Holdings Inc	37,300	2,491,640
Marsh & McLennan Cos Inc	18,300	1,966,335
Merrill Lynch & Co Inc	24,800	1,292,576
National Commerce Financial Corp	31,500	796,950
Nationwide Financial Services Inc	21,700	899,682
Northern Trust Corp	20,700	1,246,554
PNC Financial Services Group Inc	9,900	556,380
Principal Financial Group *	25,800	619,200
Radian Group Inc	38,300	1,644,985
Silicon Valley Bancshares *	5,300	141,669
St. Paul Cos Inc	13,000	571,610
State Street Corp	25,900	1,353,275
Stilwell Financial Inc	13,300	362,026
Synovus Financial Corp	24,900	623,745
TCF Financial Corp	35,700	1,712,886
USA Education Inc	8,100	680,562
Wells Fargo & Co	57,600	2,502,720
Zions Bancorp	13,200	694,056

		52,591,926

Total Common Stocks
(Cost $51,554,030)		52,591,926

FOREIGN COMMON STOCKS - 8.32%

Barbados - 3.74%

Everest Reinsurance Group Ltd	32,800	2,318,960

Bermuda - 1.62%

Renaissance Reinsurance Holdings Ltd	10,500	1,001,700

Canada - 0.65%

Manulife Financial Corp	11,100	289,266
Sun Life Financial Services of Canada Inc	5,400	116,640

		405,906
Germany - 1.17%

Deutsche Bank AG	10,250	724,512

Switzerland - 1.14%

Credit Suisse Group *	9,500	405,547
Swiss Reinsurance	3,000	302,080

		707,627
Total Foreign Common Stocks

(Cost $4,877,470)		5,158,705

	Principal Amount	Value

SHORT-TERM INVESTMENT - 7.98%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 7.98%

State Street Bank and Trust Co.
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $4,945,343; collateralized by U.S.
Treasury Notes--market value
$5,044,561 and due 01/24/02)	$4,945,000	4,945,000

Total Securities Held Under Repurchase
Agreement		4,945,000

Total Short-Term Investment
(Cost $4,945,000)		4,945,000

TOTAL INVESTMENTS - 101.17%
(Cost $61,376,500)		62,695,631

OTHER ASSETS AND
LIABILITIES, NET - (1.17%)		(727,938)

NET ASSETS - 100.00%		$61,967,693

Notes to Schedule of Investments

(a) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis		$61,376,500

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost		$2,470,506

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value		(1,151,375)

Net unrealized appreciation		$1,319,131

See Notes to Financial Statements		See explanation of symbols on B-93

PACIFIC SELECT FUND
HEALTH SCIENCES PORTFOLIO
Schedule of Investments
December 31, 2001

	Shares	Market Value
COMMON STOCKS - 88.44%

Health Care - 88.42%

Abbott Laboratories	65,940	$3,676,155
Abgenix Inc *	33,500	1,126,940
Allergan Inc	8,440	633,422
American Home Products Corp	58,260	3,574,834
AmerisourceBergen Corp	74,268	4,719,757
Amgen Inc *	57,260	3,231,754
Andrx Group *	13,700	964,617
Baxter International Inc	26,480	1,420,122
Bristol-Myers Squibb Co	36,280	1,850,280
Cardinal Health Inc	30,130	1,948,206
Eli Lilly & Co	21,700	1,704,318
First Health Group Corp *	37,900	937,646
Forest Laboratories Inc *	48,980	4,013,911
Genentech Inc *	51,320	2,784,110
Genzyme Corp *	47,800	2,861,308
Gilead Sciences Inc *	35,040	2,302,829
Guidant Corp *	69,780	3,475,044
HCA Inc	21,980	847,109
Human Genome Sciences Inc *	43,480	1,466,146
Idec Pharmaceuticals Corp *	46,600	3,212,138
ImClone Systems *	11,356	527,600
Johnson & Johnson	85,641	5,061,383
King Pharmaceuticals Inc *	45,500	1,916,915
Laboratory Corp of America Holdings *	8,980	726,033
Medarex Inc *	53,840	966,966
Millennium Pharmaceuticals Inc *	36,720	900,007
Pfizer Inc	117,660	4,688,751
Pharmaceutical HOLDRs Trust	10,200	1,004,700
Pharmaceutical Resources Inc *	12,800	432,640
Pharmacia Corp	68,120	2,905,318
Protein Design Labs Inc *	35,060	1,154,526
Schering-Plough Corp	74,000	2,649,940
St. Jude Medical Inc *	48,020	3,728,753
Tenet Healthcare Corp	14,980	879,626
Varian Medical Systems Inc	22,840	1,627,578
Zimmer Holdings Inc *	30,280	924,751

		76,846,133
Technology - 0.02%

Applied Biosystems Group - Applera Corp	500	19,635

Total Common Stocks
(Cost $73,302,503)		76,865,768

FOREIGN COMMON STOCKS - 4.88%

France - 2.43%

Sanofi-Synthelabo SA	28,180	2,104,909

Israel - 2.45%

Teva Pharmaceutical Industries Ltd ADR	34,620	2,133,630

Total Foreign Common Stocks
(Cost $3,784,601)		4,238,539

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 6.23%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 6.23%

State Street Bank and Trust Co
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $5,418,376; collateralized by U.S.
Treasury Notes--market value
$5,530,388 and due 02/15/27)	5,418,000	$5,418,000

Total Securities Held Under Repurchase
Agreement		5,418,000

Total Short-Term Investment
(Cost $5,418,000)		5,418,000

TOTAL INVESTMENTS - 99.55%
(Cost $82,505,104)		86,522,307

OTHER ASSETS AND
LIABILITIES, NET - 0.45%		388,866

NET ASSETS - 100.00%		$86,911,173

Notes to Schedule of Investments

(a) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis		$82,505,104

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost		$5,734,045

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value		(1,716,842)

Net unrealized appreciation		$4,017,203

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments
December 31, 2001

	Shares	Market Value

COMMON STOCK WARRANT - 0.03%

Technology - 0.03%

Micron Technology Inc *	1,300	$16,250

Total Common Stock Warrant
(Cost $22,360)		16,250

COMMON STOCKS - 85.32%

Consumer Discretionary - 3.39%

AOL Time Warner Inc *	18,600	597,060
EarthLink Inc *	39,600	481,932
Gemstar - TV Guide Int’l Group Inc *	18,800	520,760
KPMG Consulting Inc *	10,100	167,357

		1,767,109
Financial Services - 9.20%

Affiliated Computer Services Inc *	4,900	520,037
BISYS Group Inc *	9,600	614,304
First Data Corp	10,800	847,260
Fiserv Inc *	16,900	715,208
Nasdaq-100 Index Tracking Stock *	43,500	1,700,850
Paychex Inc	11,500	402,960

		4,800,619
Health Care - 1.01%

Gilead Sciences Inc *	3,500	230,020
Myriad Genetics Inc *	2,800	147,392
Protein Design Labs Inc *	4,500	148,185

		525,597
Producer Durables - 8.88%

Applied Materials Inc *	15,200	609,520
KLA-Tencor Corp *	9,700	480,732
Kulicke and Soffa Industries Inc *	10,700	183,505
Lam Research Corp *	16,900	392,418
Lockheed Martin Corp	1,800	84,006
LTX Corp *	4,400	92,136
Novellus Systems Inc *	14,000	552,300
Polycom Inc *	30,212	1,039,293
Powerwave Technologies Inc *	23,700	409,536
Teledyne Technologies Inc *	16,900	275,301
Teradyne Inc *	17,100	515,394

		4,634,141
Technology - 61.96%

Analog Devices Inc *	16,800	745,752
Applied Micro Circuits Corp *	14,000	158,480
Arrow Electronics Inc *	8,900	266,110
Atmel Corp *	13,000	102,960
BEA Systems Inc *	34,300	528,563
Broadcom Corp *	9,300	381,114
Brocade Communications Systems Inc *	19,900	659,088
Cadence Design Systems Inc *	10,400	227,968
Cisco Systems Inc *	43,000	778,730
Compaq Computer Corp	31,800	310,368
Computer Associates International Inc	9,700	334,553
Computer Sciences Corp *	12,800	626,944
Comverse Technology Inc *	14,000	313,180
Cypress Semiconductor Corp *	15,100	300,943
Dell Computer Corp *	33,200	902,376
Electronic Data Systems Corp	4,900	335,895
EMC Corp MA *	16,800	225,792
Emulex Corp *	21,900	865,269
Extreme Networks Inc *	16,000	206,400
Fairchild Semiconductor Int’l Inc *	8,600	242,520
Finisar Corp *	18,400	187,128
Globespan Virata Inc *	24,670	319,476
IBM Corp	4,000	483,840
Informatica Corp *	32,900	477,379
Inktomi Corp *	74,900	502,579
Integrated Device Technology Inc *	14,900	396,191
Intel Corp	25,700	808,265
Intuit Inc *	11,200	478,912
Jabil Circuit Inc *	23,300	529,376
JDS Uniphase Corp *	25,660	224,012
Juniper Networks Inc *	21,250	402,688
Liberate Technologies *	16,300	187,124
Linear Technology Corp	23,200	905,728
LSI Logic Corp *	23,600	372,408
Manugistics Group Inc *	8,900	187,612
Maxim Integrated Products Inc *	22,500	1,181,475
McDATA Corp ‘A’ *	16,800	411,600
McDATA Corp ‘B’ *	5,500	138,105
Mercury Computer Systems Inc *	3,900	152,529
Mercury Interactive Corp *	7,100	241,258
Microchip Technology Inc *	37,600	1,456,624
Micron Technology Inc *	14,500	449,500
Microsoft Corp *	12,600	835,002
Motorola Inc	4,900	73,598
National Semiconductor Corp *	15,100	464,929
Netscreen Technologies Inc *	800	17,704
Network Appliance Inc *	28,300	618,921
Network Associates Inc	14,500	374,825
NVIDIA Corp *	7,300	488,370
ONI Systems Corp *	10,300	64,581
Oracle Corp *	48,200	665,642
PeopleSoft Inc *	5,500	221,100
Peregrine Systems Inc *	29,300	434,519
PMC-Sierra Inc *	14,400	306,144
QLogic Corp *	8,600	382,786
QUALCOMM Inc *	7,100	358,550
Rational Software Corp *	20,000	390,000
Raytheon Co	4,400	142,868
RF Micro Devices Inc *	24,400	469,212
Sanmina-SCI Corp *	32,000	636,800
SmartForce PLC ADR *	31,300	774,675
Solectron Corp *	40,100	452,328
Sun Microsystems Inc *	50,100	618,234
Symantec Corp *	8,500	563,805
Synopsys Inc *	7,800	460,746
Texas Instruments Inc	22,200	621,600
Tibco Software Inc *	40,700	607,651
VeriSign Inc *	14,000	532,560
Veritas Software Corp *	14,800	663,336
Vitesse Semiconductor Corp *	22,700	282,842
Xilinx Inc *	20,200	788,810

		32,318,952
Utilities - 0.88%

Sprint Corp-PCS Group *	12,100	295,361
Time Warner Telecom Inc ‘A’ *	9,200	162,748

		458,109
Total Common Stocks
(Cost $46,959,431)		44,504,527

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Shares	Market Value
FOREIGN COMMON STOCKS - 9.78%

Canada - 2.65%

Celestica Inc *	26,900	$1,086,491
Research In Motion Ltd *	12,500	296,500

		1,382,991
Finland - 1.42%

Nokia Corp ADR	30,200	740,806

Israel - 1.74%

Amdocs Ltd *	6,600	224,202
Check Point Software Technologies *	17,200	686,108

		910,310
Netherlands - 0.74%

ASM Lithography Holding NV *	22,600	385,330

Singapore - 2.85%

Flextronics International Ltd *	61,900	1,484,981

Taiwan - 0.38%

Taiwan Semiconductor Co Ltd ADR *	8,160	140,107
United Microelectronics Corp ADR *	5,904	56,678

		196,785
Total Foreign Common Stocks
(Cost $5,548,820)

		5,101,203

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 5.02%

COMMERCIAL PAPER - 0.89%

Fannie Mae
3.350% due 01/24/02	$265,000	264,729
Freddie Mac
3.360% due 01/03/02	200,000	199,991

Total Commercial Paper		464,720

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 4.13%

State Street Bank and Trust Co
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $2,153,150; collateralized by U.S.
Treasury Notes--market value
$2,200,662 and due 02/15/26)	$2,153,000	$2,153,000

Total Securities Held Under Repurchase
Agreement		2,153,000

Total Short-Term Investments
(Cost $2,617,396)		2,617,720

TOTAL INVESTMENTS - 100.15%
(Cost $55,148,007)		52,239,700

OTHER ASSETS AND
LIABILITIES, NET - (0.15%)		(79,526)

NET ASSETS - 100.00%		$52,160,174

Notes to Schedule of Investments

(a) Transactions in options for the year ended December 31, 2001, were as follows:

	Number of
	Contracts	Premium

Outstanding, December 31, 2000	0	$0
Options Written	2,116	605,079
Options Exercised	123	32,888
Options Expired	499	124,865
Options Repurchased	1,051	288,918

Outstanding, December 31, 2001	443	$158,408

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

(b) Premiums received on written options:

Type	Number of Contracts	Premium	Market Value

Call - CBOE BEA Systems Inc
Strike @ 15.00 Exp 01/19/02	50	$15,350	$6,500

Call - CBOE IBM Corp
Strike @ 105.00 Exp 01/19/02	19	12,483	30,875

Call - CBOE Mercury Interactive Corp
Strike @ 30.00 Exp 01/19/02	26	5,684	12,480

Put - CBOE Oracle Corp
Strike @ 15.00 Exp 01/19/02	102	21,113	14,535

Call - CBOE RF Micro Devices Inc
Strike @ 25.00 Exp 02/16/02	35	11,095	3,238

Call - CBOE Veritas Software Corp
Strike @ 40.00 Exp 02/16/02	19	8,683	13,965

Call - CBOE KLA-Tencor Corp
Strike @ 50.00 Exp 03/16/02	20	16,339	11,300

Call - CBOE Applied Materials Inc
Strike @ 47.50 Exp 04/20/02	50	19,349	11,625

Call - CBOE Brocade Communications Inc
Strike @ 40.00 Exp 04/20/02	54	19,277	19,710

Call - CBOE Polycom Inc
Strike @ 35.00 Exp 04/20/02	68	29,035	34,680

		$158,408	$158,908

(c) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis			$55,148,007

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost			$2,615,892

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value			(5,524,199)

Net unrealized depreciation			($2,908,307)

See Notes to Financial Statements

PACIFIC SELECT FUND
TELECOMMUNICATIONS PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value

COMMON STOCKS - 61.84%

Consumer Discretionary - 6.83%

AOL Time Warner Inc *	7,700	$247,170
EchoStar Communications Corp *	6,200	170,314
Gemstar - TV Guide Int’l Group Inc *	4,300	119,110
Liberty Media Corp *	41,700	583,800

		1,120,394

Energy - 1.52%

Dynegy Inc	700	17,850
El Paso Corp	5,184	231,258

		249,108

Producer Durables - 0.70%

Powerwave Technologies Inc *	6,600	114,048

Technology - 24.97%

Agere Systems Inc 'A' *	29,300	166,717
Applied Micro Circuits Corp *	13,100	148,292
BEA Systems Inc *	6,400	98,624
Brocade Communications Systems Inc *	4,600	152,352
CIENA Corp *	3,300	47,223
Cisco Systems Inc *	22,300	403,853
Comverse Technology Inc *	7,400	165,538
Digex Inc *	21,300	63,687
EMC Corp MA *	13,600	182,784
Extreme Networks Inc *	11,400	147,060
JDS Uniphase Corp *	16,760	146,315
Juniper Networks Inc *	3,800	72,010
Lucent Technologies Inc	12,900	81,141
Micromuse Inc *	14,000	210,000
ONI Systems Corp *	18,200	114,114
Openwave Systems Inc *	11,100	108,669
PMC-Sierra Inc *	6,700	142,442
QUALCOMM Inc *	6,800	343,400
RF Micro Devices Inc *	6,300	121,149
Riverstone Networks Inc *	8,650	143,590
Sanmina-SCI Corp *	12,900	256,710
SignalSoft Corp *	12,400	55,428
Tekelec *	13,700	248,107
UTStarcom Inc *	11,300	322,050
Vitesse Semiconductor Corp *	12,300	153,258

		4,094,513

Utilities - 27.82%

Allegiance Telecom Inc *	69,200	573,668
AT&T Corp	13,600	246,704
AT&T Wireless Services Inc *	12,700	182,499
BellSouth Corp	6,300	240,345
Broadwing Inc *	23,900	227,050
Comcast Corp 'A'*	8,000	288,000
Leap Wireless International Inc *	5,000	104,850
Nextel Communications Inc 'A' *	28,400	311,264
Nextel Partners Inc *	17,800	213,600
Qwest Communications Int’l Inc	16,400	231,732
SBC Communications Inc	8,000	313,360
Sprint Corp-PCS Group *	3,100	75,671
Time Warner Telecom Inc 'A' *	39,500	698,755
Verizon Communications Inc	7,100	336,966
Western Wireless Corp *	9,110	257,357
WorldCom Inc-MCI Group	6,200	78,740
WorldCom Inc-WorldCom Group	13,011	183,195

		4,563,756
Total Common Stocks
(Cost $13,551,470)		10,141,819

FOREIGN COMMON STOCKS - 20.69%

Bermuda - 0.51%

Asia Global Crossing *	69,800	83,062

Canada - 4.88%

AT&T Canada Inc ‘B’ *	9,700	292,843
Celestica Inc *	9,900	399,861
Nortel Networks Corp	10,800	81,000
Research In Motion Ltd *	1,100	26,092

		799,796

Finland - 1.75%

Nokia Corp ADR	11,700	287,001

Hong Kong - 1.26%

China Mobile (Hong Kong) Ltd *	27,600	97,154
China Unicom Ltd *	100,000	110,283

		207,437

Israel - 1.26%

Amdocs Ltd *	6,100	207,217

Italy - 1.83%

Telecom Italia Mobile Spa	53,700	300,117

Japan - 0.29%

NTT DoCoMo Inc	4	46,793

Mexico - 1.07%

Telefonos de Mexico SA ADR	5,000	175,100

Portugal - 1.07%

Portugal Telecom SGPS SA ADR *	23,100	175,791

Singapore - 2.81%

Flextronics International Ltd *	19,200	460,608

Sweden - 0.87%

Ericsson 'B' ADR	27,400	143,028

United Kingdom - 3.09%

Cable & Wireless PLC	19,100	91,702
COLT Telecom Group PLC ADR *	11,964	82,073
Vodafone Group PLC	127,700	333,747

		507,522

Total Foreign Common Stocks
(Cost $4,036,798)		3,393,472

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
TELECOMMUNICATIONS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 16.93%

COMMERCIAL PAPER - 0.40%

Freddie Mac 1.670% due 01/29/02	$66,000	$65,914

Total Commercial Paper		65,914

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 16.53%

State Street Bank and Trust Co 1.250% due 01/02/02 (Dated 12/31/01, repurchase price of $2,710,188; collateralized by U.S. Treasury Notes--market value $2,770,200 and due 08/15/19)	2,710,000	2,710,000

Total Securities Held Under Repurchase Agreement		2,710,000

Total Short-Term Investments (Cost $2,775,914)		2,775,914

TOTAL INVESTMENTS - 99.46% (Cost $20,364,182)		16,311,205

OTHER ASSETS AND LIABILITIES, NET - 0.54%		88,102

NET ASSETS - 100.00%		$16,399,307

Notes to Schedule of Investments

(a) Transactions in options for the year ended December 31, 2001, were as follows:

	Number of Contracts	Premium

Outstanding, December 31, 2000	0	$0
Options Written	106	24,859
Options Repurchased	44	15,590

Outstanding, December 31, 2001	62	$9,269

(b) Premiums received on written options:

Type	Number of Contracts	Premium	Value

Call - CBOE Ciena Corp Strike @ 22.50 Exp 01/19/02	31	$3,937	$155

Put - CBOE Ciena Corp Strike @ 17.50 Exp 01/19/02	31	5,332	10,540

		$9,269	$10,695

(c) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis	$20,364,182

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost	$305,801

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(4,358,778)

Net unrealized depreciation	($4,052,977)

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value

CONVERTIBLE PREFERRED STOCK - 0.17%

Financial Services - 0.17%

Home Ownership Funding Corp	1,830	$1,257,867

Total Convertible Preferred Stock
(Cost $1,831,903)		1,257,867

COMMON STOCKS - 51.82%

Autos & Transportation - 0.33%

Lear Corp *	66,200	2,524,868

Consumer Discretionary - 8.68%

Abercrombie & Fitch Co 'A' *	70,400	1,867,712
AOL Time Warner Inc *	213,250	6,845,325
Cendant Corp *	200,000	3,922,000
Costco Wholesale Corp *	65,800	2,920,204
Gemstar-TV Guide Int'l Group Inc *	70,400	1,950,080
Gillette Co	157,000	5,243,800
Home Depot Inc	107,700	5,493,777
Jones Apparel Group Inc *	74,700	2,477,799
Liberty Media Corp *	470,500	6,587,000
Mattel Inc	90,600	1,558,320
Target Corp	133,400	5,476,070
TJX Cos Inc	121,200	4,831,032
Viacom Inc *	66,400	2,931,560
Wal-Mart Stores Inc	146,200	8,413,810
Waste Management Inc	171,117	5,460,343

		65,978,832

Consumer Staples - 2.79%

Coca-Cola Co	71,100	3,352,365
Kraft Foods Inc 'A'	65,500	2,228,965
Philip Morris Cos Inc	245,900	11,274,515
Procter & Gamble Co	55,500	4,391,715

		21,247,560

Diversified - 2.47%

General Electric Co	468,600	18,781,488

Energy - 0.96%

Baker Hughes Inc	82,800	3,019,716
Dynegy Inc	44,300	1,129,650
El Paso Corp	71,300	3,180,693

		7,330,059

Financial Services - 9.89%

Allstate Corp	75,900	2,557,830
AMBAC Financial Group Inc	149,224	8,634,101
Bank One Corp	105,500	4,119,775
Capital One Financial Corp	107,300	5,788,835
Charles Schwab Corp	117,900	1,823,913
CIGNA Corp	87,400	8,097,610
Citigroup Inc	315,668	15,934,921
Countrywide Credit Industries Inc	76,700	3,142,399
E*TRADE Group Inc *	66,200	678,550
Fannie Mae	100,200	7,965,900
Goldman Sachs Group Inc	55,600	5,156,900
U.S. Bancorp	307,552	6,437,063
Wachovia Corp SC	74,300	2,330,048
Washington Mutual Inc	77,500	2,534,250

		75,202,095

Health Care - 6.73%

American Home Products Corp	97,600	$5,988,736
Amgen Inc *	46,600	2,630,104
Baxter International Inc	43,000	2,306,090
Bristol Myers Squibb Co	73,700	3,758,700
Eli Lilly & Co	50,800	3,989,832
Human Genome Sciences Inc *	26,605	897,121
Johnson & Johnson	112,240	6,633,384
Merck & Co Inc	95,900	5,638,920
Pfizer Inc	172,675	6,881,099
Pharmacia Corp	89,463	3,815,597
Schering-Plough Corp	160,700	5,754,667
Tenet Healthcare Corp	49,400	2,900,768

		51,195,018

Integrated Oils - 3.45%

Chevron Texaco Corp	86,600	7,760,226
Conoco Inc	103,900	2,940,370
Exxon Mobil Corp	315,104	12,383,587
GlobalSantaFe Corp	109,362	3,119,004

		26,203,187

Materials & Processing - 1.80%

Alcoa Inc	115,980	4,123,089
Allegheny Technologies Inc	135,700	2,272,975
Monsanto Co	64,200	2,169,960
Rohm & Haas Co	56,400	1,953,132
Smurfit-Stone Container Corp *	78,700	1,256,839
Temple-Inland Inc	34,000	1,928,820

		13,704,815

Producer Durables - 0.91%

American Tower Corp 'A' *	160,100	1,516,147
Applied Materials Inc *	62,200	2,494,220
Cooper Industries Inc	35,000	1,222,200
Goodrich Corp	64,500	1,716,990

		6,949,557

Technology - 8.80%

Altera Corp *	95,800	2,032,876
Applied Biosystems Group - Applera Corp	61,700	2,422,959
BEA Systems Inc *	30,200	465,382
CIENA Corp *	59,400	850,014
Cisco Systems Inc *	380,500	6,890,855
Citrix Systems Inc *	44,500	1,008,370
Compaq Computer Corp	208,700	2,036,912
Dell Computer Corp *	93,800	2,549,484
Harris Corp	7,000	213,570
IBM Corp	76,000	9,192,960
Intel Corp	281,000	8,837,450
Microsoft Corp *	223,000	14,778,210
Motorola Inc	154,400	2,319,088
NCR Corp *	101,200	3,730,232
Oracle Corp *	132,600	1,831,206
Siebel Systems Inc *	39,500	1,105,210
Sun Microsystems Inc *	267,100	3,296,014
Symbol Technologies Inc	64,200	1,019,496
Texas Instruments Inc	52,300	1,464,400
Veritas Software Corp *	18,876	846,022

		66,890,710

Utilities - 5.01%

Adelphia Communications Corp *	64,100	1,998,638
CMS Energy Corp	62,358	1,498,463
Comcast Corp 'A' *	52,800	1,900,800
DTE Energy Co	86,000	3,606,840
Edison International *	105,254	1,589,335

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

		Market
	Shares	Value
PG&E Corp	107,300	$2,064,452
Pinnacle West Capital Corp	72,800	3,046,680
Qwest Communications Int’l Inc	145,900	2,061,567
SBC Communications Inc	116,000	4,543,720
Sprint Corp-PCS Group *	256,300	6,256,283
Verizon Communications Inc	108,948	5,170,672
WorldCom Inc-MCI Group	141,484	1,796,847
WorldCom Inc-WorldCom Group	184,100	2,592,128

		38,126,425

Total Common Stocks
(Cost $425,504,300)		394,134,614

FOREIGN COMMON STOCKS - 2.70%

Bermuda - 2.30%

Tyco International Ltd	297,317	17,511,971

Netherlands - 0.40%

Unilever NV ‘NY’	52,900	3,047,569

Total Foreign Common Stocks
(Cost $14,841,243)		20,559,540

	Principal
	Amount

CORPORATE BONDS & NOTES - 10.27%

Autos & Transportation - 0.73%

Burlington Northern Santa Fe Corp
7.082% due 05/13/29	$280,000	283,026
CSX Corp
7.050% due 05/01/02	1,500,000	1,523,154
DaimlerChrysler NA Holding Corp
7.750% due 01/18/11	735,000	763,861
8.500% due 01/18/31	120,000	128,461
General Motors Corp
7.200% due 01/15/11	2,130,000	2,137,447
Norfolk Southern Corp
6.750% due 02/15/11	555,000	563,846
Union Pacific Corp
6.625% due 02/01/29	185,000	178,427

		5,578,222

Consumer Discretionary - 0.92%

Ahold Finance USA Inc
6.875% due 05/01/29	100,000	96,431
Clear Channel Communications Inc
7.650% due 09/15/10	835,000	863,887
Delhaize America Inc
9.000% due 04/15/31 ~	105,000	126,225
Federated Department Stores
6.625% due 04/01/11	530,000	521,687
Lowe’s Cos Inc
6.875% due 02/15/28	75,000	75,260
7.500% due 12/15/05	870,000	933,262
Target Corp
7.000% due 07/15/31	1,335,000	1,407,836
Time Warner Entertainment Co Inc
8.375% due 03/15/23	1,185,000	1,328,041
USA Networks Inc
6.750% due 11/15/05	1,625,000	1,673,770

		7,026,399

Consumer Staples - 0.48%
Albertson’s Inc
7.500% due 02/15/11	$200,000	$214,744
ConAgra Foods Inc
6.750% due 09/15/11	150,000	153,519
Kellogg Co
7.450% due 04/01/31	860,000	926,024
Kroger Co
6.800% due 04/01/11	665,000	683,232
Safeway Inc
6.500% due 03/01/11	1,615,000	1,648,543

		3,626,062

Diversified - 0.07%
Honeywell International Inc
6.125% due 11/01/11	505,000	500,590

Energy - 0.52%
Devon Financing Corp ULC
7.875% due 09/30/31 ~	150,000	152,257
Dynegy Holdings Inc
6.875% due 04/01/11	1,600,000	1,348,032
El Paso Corp
7.800% due 08/01/31	710,000	718,582
Tosco Corp
8.125% due 02/15/30	600,000	689,131
Williams Cos Inc
7.500% due 01/15/31	1,110,000	1,084,510

		3,992,512

Financial Services - 4.69%
Abbey National Capital Trust I
8.963% due 12/29/49	810,000	917,919
Bank of America Corp
7.400% due 01/15/11	1,430,000	1,535,814
Bank One Corp
7.875% due 08/01/10	600,000	661,711
Citigroup Inc
7.250% due 10/01/10	2,865,000	3,075,371
Comed Transitional Funding Trust
5.630% due 06/25/09	6,810,000	6,957,089
Dresdner Funding Trust I
8.151% due 06/30/31 ~	575,000	615,354
Ford Credit Auto Owner Trust
6.520% due 09/15/03	3,185,000	3,255,373
Ford Motor Credit Co
7.875% due 06/15/10	5,025,000	5,103,918
General Motors Acceptance Corp
6.875% due 09/15/11	245,000	240,410
Household Finance Corp
6.750% due 05/15/11	1,075,000	1,070,761
Metlife Inc
6.125% due 12/01/11	470,000	466,674
Montell American Finance
7.400% due 03/15/04 ~	1,500,000	1,551,003
Morgan Stanley Dean Witter & Co
6.750% due 04/15/11	495,000	507,288
National City Bank
6.200% due 12/15/11	400,000	392,323
Nationwide Financial Services
6.250% due 11/15/11	135,000	130,144
Norwest Financial Inc
6.375% due 09/15/02	2,750,000	2,821,662
Prudential Insurance Co of America
6.375% due 07/23/06 ~	2,190,000	2,266,470
Qwest Capital Funding Inc
7.900% due 08/15/10	1,100,000	1,120,807

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal	Market
	Amount	Value
Regions Financial Corp
7.000% due 03/01/11	$830,000	$864,250
Suntrust Bank
6.375% due 04/01/11	510,000	518,749
Verizon Global Funding Corp
7.250% due 12/01/10	1,075,000	1,153,381
Washington Mutual Bank FA
6.875% due 06/15/11	425,000	436,862

		35,663,333

Health Care - 0.05%

American Home Products Corp
6.700% due 03/15/11	195,000	202,395
Tenet Healthcare Corp
6.375% due 12/01/11 ~	200,000	193,778

		396,173

Integrated Oils - 0.16%

Amerada Hess Corp
7.875% due 10/01/29	660,000	711,803
Kerr-McGee Corp
7.875% due 09/15/31	85,000	89,837
Occidental Petroleum Corp
6.750% due 01/15/12	390,000	392,406

		1,194,046

Materials & Processing - 0.21%

Alcoa Inc
6.000% due 01/15/12	495,000	492,326
Dow Chemical Co
7.375% due 11/01/29	610,000	667,386
International Paper Co
6.750% due 09/01/11	275,000	278,567
Rohm & Haas Co
7.850% due 07/15/29	110,000	122,878
Westvaco Corp NY
8.200% due 01/15/30	50,000	53,182

		1,614,339

Utilities - 2.44%

AT&T Corp
6.000% due 03/15/09	1,375,000	1,305,699
6.500% due 03/15/29	720,000	630,799
AT&T Wireless Services Inc
7.875% due 03/01/11	1,090,000	1,167,134
8.750% due 03/01/31	75,000	85,247
BellSouth Capital Funding
7.875% due 02/15/30	570,000	654,175
Cingular Wireless
6.500% due 12/15/11 ~	780,000	791,699
Comcast Cable Communications
6.750% due 01/30/11	490,000	492,958
7.125% due 06/15/13	1,760,000	1,810,933
Cox Communications Inc
6.875% due 06/15/05	3,095,000	3,242,161
Dominion Resources Inc VA
7.625% due 07/15/05	2,665,000	2,843,526
DTE Energy Co
7.050% due 06/01/11	380,000	392,814
First Energy Corp
6.450% due 11/15/11	575,000	562,012
Kinder Morgan Energy Partners LP
7.400% due 03/15/31	185,000	186,174
Nisource Finance Corp
7.875% due 11/15/10	410,000	424,994
Pacificorp
7.700% due 11/15/31	365,000	371,721
Progress Energy Inc
7.750% due 03/01/31	245,000	262,834
Sprint Capital Corp
7.625% due 01/30/11	1,625,000	1,709,614
WorldCom Inc - WorldCom Group
8.250% due 05/15/31	725,000	768,557
Xcel Energy Inc
7.000% due 12/01/10	835,000	844,760

		18,547,811

Total Corporate Bonds & Notes
(Cost $76,821,150)		78,139,487

CONVERTIBLE CORPORATE NOTE - 0.17%

Utilities - 0.17%

TCI Communication Inc
7.875% due 02/15/26	1,250,000	1,330,837

Total Convertible Corporate Note
(Cost $1,199,601)		1,330,837

MORTGAGE-BACKED SECURITIES - 25.34%

Collateralized Mortgage Obligations - 4.38%

Banc America Commercial Mortgage
7.109% due 11/15/08 "	514,608	546,237
Bear Stearns Structured Securities
7.000% due 08/25/36 "	1,000,000	1,007,344
CS First Boston Mortgage Securities Corp
5.435% due 07/15/11 "	1,685,000	1,570,782
6.480% due 05/17/08 "	8,000,000	8,252,571
DLJ Mortgage Acceptance Corp
7.764% due 11/25/24 "	477	479
First Union Lehman Brothers
6.560% due 11/18/35 "	6,330,000	6,593,153
GMAC Commercial Mortgage Security Inc
6.150% due 11/15/07 "	1,325,439	1,372,302
LB Commercial Conduit Mortgage Trust
6.400% due 08/18/07 "	4,601,000	4,778,617
Morgan Stanley Dean Witter Capital I
6.390% due 10/15/35 "	4,665,000	4,684,593
PNC Mortgage Acceptance Corp
6.360% due 03/12/11 "	4,510,000	4,534,042

		33,340,120

Fannie Mae - 17.58%

6.000% due 01/17/17 # "	8,150,000	8,170,375
6.000% due 01/01/30 # "	3,400,000	3,324,554
6.300% due 12/25/15 "	740,021	765,621
6.500% due 03/01/28 "	1,869,304	1,880,894
6.500% due 05/01/28 "	9,461,399	9,511,831
6.500% due 02/13/32 # "	103,415,000	102,995,135
7.000% due 08/01/28 "	158,469	162,207
7.125% due 01/15/30 "	6,158,000	6,870,672

		133,681,289

Freddie Mac - 1.44%

6.000% due 01/19/30 # "	8,000,000	7,832,480
6.500% due 02/13/32 # "	3,000,000	2,990,640
7.000% due 09/01/29 "	566,490	129,054

		10,952,174

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal	Market
	Amount	Value
Government National Mortgage Association - 1.94%

6.500% due 06/15/28 "	$535,465	$538,716
6.500% due 07/15/28 "	8,146,432	8,195,889
6.500% due 08/15/28 "	5,964,680	6,000,892

		14,735,497

Total Mortgage-Backed Securities
(Cost $188,968,211)		192,709,080

OTHER ASSET-BACKED SECURITIES - 2.97%

DaimlerChrysler Auto Trust
6.850% due 11/06/05 "	6,600,000	6,995,937
EQCC Home Equity Loan Trust
6.410% due 12/15/04 "	1,158,015	1,197,565
ING Capital Funding Trust III
8.439% due 12/29/49 "	1,675,000	1,831,219
Nissan Auto Receivables Owner Trust
5.550% due 09/15/04 "	6,730,000	6,902,422
Sears Credit Account Master Trust
6.350% due 02/16/07 "	1,955,000	2,006,441
6.450% due 11/15/09 "	1,500,000	1,584,929
Standard Credit Card Trust
5.950% due 09/07/03 "	575,000	598,580
The Money Store Home Equity
6.440% due 09/15/24 "	352,809	359,850
UBS Preferred Funding Trust I
8.622% due 10/01/49 "	1,005,000	1,120,367

Total Other Asset-Backed Securities
(Cost $21,826,541)		22,597,310

U.S. TREASURY BONDS - 2.01%

8.000% due 01/30/21	8,830,000	11,176,511
8.875% due 02/15/19 **	3,040,000	4,079,300

Total U.S. Treasury Bonds
(Cost $15,185,146)		15,255,811

U.S. TREASURY NOTES - 0.73%

3.000% due 11/30/03	1,015,000	1,016,031
5.000% due 08/15/11	4,500,000	4,490,159
5.750% due 08/15/10	25,000	26,252

Total U.S. Treasury Notes
(Cost $5,507,717)		5,532,442

FOREIGN BONDS - 1.38%

Australia - 0.07%

National Australia Bank Ltd
8.600% due 05/19/10	465,000	533,411

Canada - 0.03%

Abitibi-Consolidated Inc
8.550% due 08/01/10	70,000	73,893
TransCanada PipeLines Ltd
8.625% due 05/15/12	150,000	169,915

243,808

Channel Islands - 0.25%

HSBC Capital Funding LP
9.547% due 12/29/49 ~	1,655,000	1,917,177

France - 0.19%

France Telecom
7.750% due 03/01/11 ~	1,355,000	1,454,178

Netherlands - 0.15%

Deutsche Telekom International Finance BV
8.250% due 06/15/30	860,000	957,282
Telefonica Europe BV
8.250% due 09/15/30	155,000	171,251

		1,128,533

United Kingdom - 0.69%

British Telecom PLC
8.375% due 12/15/10	1,340,000	1,482,877
Royal Bank of Scotland Group PLC
9.118% due 03/31/49	1,240,000	1,411,976
Standard Chartered Bank
8.000% due 05/30/31 ~	210,000	214,202
United Utilities PLC
6.250% due 08/15/05	885,000	900,905
Vodaphone Group PLC
7.750% due 02/15/10	1,075,000	1,182,467

		5,192,427

Total Foreign Bonds
(Cost $10,064,955)		10,469,534

PURCHASED CALL OPTION - 0.08%

Eurodollar June Futures (CME)
Strike @ 97.00 Exp. 06/17/02
330 Contracts	825,000	618,750

Total Purchased Call Option
(Cost $306,350)		618,750

		Value
SHORT-TERM INVESTMENTS - 18.58%

COMMERCIAL PAPER - 1.18%

Den Norske Bank
1.780% due 01/14/02	9,000,000	8,994,215

Total Commercial Paper		8,994,215

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal Amount	Value

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 17.40%
State Street Bank and Trust Co 1.250% due 01/02/02 (Dated 12/31/01, repurchase price of $132,306,771; collateralized by U.S. Treasury Notes--market value $134,951,538 and due 12/31/03)	$132,297,584	$132,297,584

Total Securities Held Under Repurchase Agreement		132,297,584

Total Short-Term Investments (Cost $141,291,799)		141,291,799

TOTAL INVESTMENTS - 116.22% (Cost $903,348,916)		883,897,071

OTHER ASSETS AND LIABILITIES, NET - (16.22%)		(123,389,893)

NET ASSETS - 100.00%		$760,507,178

Notes to Schedule of Investments

(a) Securities with an approximate aggregate market value of $892,347 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

Type	Number of Contracts	Unrealized Appreciation (Depreciation)

Eurodollar Futures (06/02)	559	$344,900
U.S. Treasury 2-Year Notes (03/02)	169	(40,711)
U.S. Treasury 5-Year Notes (03/02)	24	(7,718)
U.S. Treasury 10-Year Notes (03/02)	158	(27,142)
U.S. Treasury 30-Year Bond (03/02)	43	(60,744)

		$208,585

(b) Transactions in options for the year ended December 31, 2001, were as follows:
	Number of Contracts	Premium

Outstanding, December 31, 2000	0	$0
Options Written	1,170	465,233
Options Repurchased	840	334,183

Outstanding, December 31, 2001	330	$131,050

(c) Premiums received on written options:
Type	Number of Contracts	Premium	Value

Call - CME Eurodollar Futures Strike @ 97.50 Exp 06/17/02	330	$131,050	$305,250

(d) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:
Tax cost basis			$903,348,916

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost			$41,233,390
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value			(60,685,235)

Net unrealized depreciation			($19,451,845)

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value

CONVERTIBLE PREFERRED STOCK - 0.57%

Autos & Transportation - 0.57%

Union Pacific Capital Trust	153,600	$7,372,800

Total Convertible Preferred Stock
(Cost $7,833,640)		7,372,800

COMMON STOCKS - 91.85%

Autos & Transportation - 0.59%

Lear Corp *	200,000	7,628,000

Consumer Discretionary - 15.45%

Abercrombie & Fitch Co 'A' *	217,000	5,757,010
AOL Time Warner Inc *	644,800	20,698,080
Cendant Corp *	615,800	12,075,838
Costco Wholesale Corp *	200,200	8,884,876
Gemstar - TV Guide Int’l Group Inc *	214,300	5,936,110
Gillette Co	482,600	16,118,840
Home Depot Inc	325,700	16,613,957
Jones Apparel Group Inc *	226,700	7,519,639
Liberty Media Corp *	1,429,800	20,017,200
Mattel Inc	275,000	4,730,000
Target Corp	406,800	16,699,140
TJX Cos Inc	373,000	14,867,780
Viacom Inc *	201,400	8,891,810
Wal-Mart Stores Inc	445,900	25,661,545
Waste Management Inc	515,702	16,456,051

		200,927,876

Consumer Staples - 4.97%

Coca-Cola Co	216,700	10,217,405
Kraft Foods Inc 'A'	198,700	6,761,761
Philip Morris Cos Inc	748,100	34,300,385
Procter & Gamble Co	168,600	13,341,318

		64,620,869

Diversified - 4.13%

General Electric Co	1,341,400	53,763,312

Energy - 1.72%

Baker Hughes Inc	251,700	9,179,499
Dynegy Inc	137,100	3,496,050
El Paso Corp	217,200	9,689,292

		22,364,841

Financial Services - 17.72%

Allstate Corp	230,400	7,764,480
AMBAC Financial Group Inc	474,715	27,467,010
Bank One Corp	322,600	12,597,530
Capital One Financial Corp	326,600	17,620,070
Charles Schwab Corp	358,000	5,538,260
CIGNA Corp	266,200	24,663,430
Citigroup Inc	961,417	48,532,330
Countrywide Credit Industries Inc	230,200	9,431,294
E*TRADE Group Inc *	226,000	2,316,500
Fannie Mae	305,300	24,271,350
Goldman Sachs Group Inc	171,100	15,869,525
U.S. Bancorp	933,941	19,547,385
Wachovia Corp SC	226,200	7,093,632
Washington Mutual Inc	236,400	7,730,280

		230,443,076

Health Care - 12.02%

American Home Products Corp	297,000	18,223,920
Amgen Inc *	142,000	8,014,480
Baxter International Inc	131,300	7,041,619
Bristol-Myers Squibb Co	224,700	11,459,700
Eli Lilly & Co	155,300	12,197,262
Human Genome Sciences Inc *	82,140	2,769,761
Johnson & Johnson	341,220	20,166,102
Merck & Co Inc	292,800	17,216,640
Pfizer Inc	525,875	20,956,119
Pharmacia Corp	272,485	11,621,485
Schering-Plough Corp	496,300	17,772,503
Tenet Healthcare Corp	150,700	8,849,104

		156,288,695

Integrated Oils - 6.13%

Chevron Texaco Corp	264,200	23,674,962
Conoco Inc	309,700	8,764,510
Exxon Mobil Corp	957,434	37,627,156
GlobalSantaFe Corp	337,960	9,638,619

		79,705,247

Materials & Processing - 3.02%

Alcoa Inc	308,216	10,957,079
Allegheny Technologies Inc	352,550	5,905,212
Monsanto Co	194,500	6,574,100
Rohm & Haas Co	173,600	6,011,768
Smurfit-Stone Container Corp *	240,100	3,834,397
Temple-Inland Inc	104,900	5,950,977

		39,233,533
Producer Durables - 1.63%

American Tower Corp 'A' *	489,500	4,635,565
Applied Materials Inc *	189,700	7,606,970
Cooper Industries Inc	106,400	3,715,488
Goodrich Corp	194,800	5,185,576

		21,143,599

Technology - 15.57%

Altera Corp *	292,200	6,200,484
Applied Biosystems Group - Applera Corp	188,400	7,398,468
BEA Systems Inc *	93,000	1,433,130
CIENA Corp *	180,800	2,587,248
Cisco Systems Inc *	1,057,500	19,151,325
Citrix Systems Inc *	135,200	3,063,632
Compaq Computer Corp	614,400	5,996,544
Dell Computer Corp *	285,300	7,754,454
Harris Corp	21,400	652,914
IBM Corp	231,400	27,990,144
Intel Corp	885,900	27,861,555
Microsoft Corp *	677,800	44,917,806
Motorola Inc	466,200	7,002,324
NCR Corp *	309,300	11,400,798
Oracle Corp *	404,400	5,584,764
Siebel Systems Inc *	120,300	3,365,994
Sun Microsystems Inc *	813,900	10,043,526
Symbol Technologies Inc	193,400	3,071,192
Texas Instruments Inc	159,700	4,471,600
Veritas Software Corp *	57,508	2,577,509

		202,525,411

Utilities - 8.90%

Adelphia Communications Corp *	194,500	6,064,510
CMS Energy Corp	189,100	4,544,073
Comcast Corp 'A' *	160,800	5,788,800
DTE Energy Co	258,300	10,833,102
Edison International *	318,798	4,813,850
PG&E Corp	339,000	6,522,360
See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

		Market
	Shares	Value

Pinnacle West Capital Corp	221,200	$9,257,220
Qwest Communications Int'l Inc	445,000	6,287,850
SBC Communications Inc	357,000	13,983,690
Sprint Corp-PCS Group *	781,500	19,076,415
Verizon Communications Inc	322,946	15,327,017
WorldCom Inc-MCI Group	431,806	5,483,936
WorldCom Inc-WorldCom Group	556,050	7,829,184

		115,812,007

Total Common Stocks
(Cost $1,314,967,024)		1,194,456,466

FOREIGN COMMON STOCKS - 4.82%

Bermuda - 4.10%

Tyco International Ltd	905,907	53,357,923

Netherlands - 0.72%

Unilever NV 'NY'	162,000	9,332,820

Total Foreign Common Stocks
(Cost $46,061,754)		62,690,743

	Principal
	Amount

U.S. TREASURY NOTE - 0.31%

6.250% due 02/28/02	$4,000,000	4,030,004

Total U.S. Treasury Note
(Cost $4,009,170)		4,030,004

		Value

SHORT-TERM INVESTMENT - 2.57%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 2.57%

State Street Bank and Trust Co
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $33,510,663; collateralized by U.S.
Treasury Notes--market value
$34,180,238 and due 12/31/03)	33,508,336	33,508,336

Total Securities Held Under Repurchase
Agreement		33,508,336

Total Short-Term Investment
(Cost $33,508,336)		33,508,336

TOTAL INVESTMENTS - 100.12%
(Cost $1,406,379,924)		1,302,058,349

OTHER ASSETS AND
LIABILITIES, NET - (0.12%)		(1,618,706)

NET ASSETS - 100.00%		$1,300,439,643

Notes to Schedule of Investments

(a) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis	$1,406,379,924

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost	$102,115,622

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value	(206,437,197)

Net unrealized depreciation	($104,321,575)

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
STRATEGIC VALUE PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value

COMMON STOCKS - 73.16%

Autos & Transportation - 8.29%

Delphi Automotive Systems	51,730	$706,632
Lear Corp *	55,290	2,108,761
Teekay Shipping Corp	77,485	2,700,352
Tower Automotive Inc *	52,565	474,662
Visteon Corp	80,125	1,205,080

		7,195,487

Consumer Discretionary - 15.65%

Bally Total Fitness Holding Corp *	20,310	437,884
Clear Channel Communications Inc *	5,325	271,096
Lamar Advertising Co *	20,130	852,304
Liberty Media Corp *	116,750	1,634,500
Liz Claiborne Inc	8,345	415,164
Mattel Inc	66,790	1,148,788
McGraw-Hill Cos Inc	6,800	414,664
Station Casinos Inc *	90,795	1,015,996
Toys R Us Inc *	184,385	3,824,145
Valassis Communications Inc *	53,645	1,910,835
Viacom Inc *	37,425	1,652,314

		13,577,690

Consumer Staples - 1.63%

Vector Group Ltd	42,964	1,411,367

Diversified - 1.48%

Honeywell International Inc	37,970	1,284,145

Energy - 9.98%

Anadarko Petroleum Corp	35,990	2,046,031
Apache Corp	39,017	1,946,168
El Paso Corp	95,792	4,273,281
Ocean Energy Inc	20,335	390,432

		8,655,912

Financial Services - 13.94%

American Express Co	23,685	845,318
Bank of New York Co Inc	11,655	475,524
Berkshire Hathaway Inc *	910	2,297,750
Citigroup Inc	42,050	2,122,684
Fannie Mae	39,915	3,173,242
Lehman Brothers Holdings Inc	17,370	1,160,316
Moody’s Corp	28,835	1,149,363
Principal Financial Group *	36,350	872,400

		12,096,597

Health Care - 2.23%

Becton Dickinson & Co	58,335	1,933,805

Materials & Processing - 2.70%

Cytec Industries Inc *	3,070	82,890
Packaging Corp of America *	124,520	2,260,038

		2,342,928

Producer Durables - 0.64%

Alliant Techsystems Inc *	5,880	453,936
Terex Corp *	5,665	99,364

		553,300

Technology - 13.70%

Advanced Micro Devices Inc *	100,045	1,586,714
Apple Computer Inc *	155,105	3,396,799
Arbitron Inc *	12,347	421,650
Cadence Design Systems Inc *	153,920	$3,373,926
Ceridian Corp *	165,370	3,100,688

		11,879,777

Utilities - 2.92%

Kinder Morgan Inc	13,340	742,905
Kinder Morgan Management LLC *	47,132	1,786,303

		2,529,208
Total Common Stocks
(Cost $61,971,148)		63,460,216

FOREIGN COMMON STOCKS - 6.56%

Japan - 0.85%

Nissan Motor Co Ltd	140,000	739,109

Mexico - 4.98%

Cemex SA ADR	145,610	3,596,567
Transportacion Maritima SA ADR *	75,100	720,960

		4,317,527

South Korea - 0.73%

SK Corp	55,720	634,194

Total Foreign Common Stocks
(Cost $5,265,718)		5,690,830

	Principal Amount
CORPORATE NOTE - 0.00%
Consumer Discretionary - 0.00%

Ames Department Stores Inc ##
10.000% due 04/15/06	$125,000	1,875

Total Corporate Note
(Cost $60,245)		1,875

CONVERTIBLE CORPORATE NOTE - 1.90%
Consumer Staples - 1.90%

Vector Group Ltd
6.250% due 07/15/08	1,460,000	1,644,325

Total Convertible Corporate Note
(Cost $1,460,000)		1,644,325

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
STRATEGIC VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 17.96%

COMMERCIAL PAPER - 17.87%

Freddie Mac
1.510% due 01/02/02	$4,100,000	$4,099,828
1.840% due 01/16/02	3,000,000	2,997,700
Prudential Funding Corp
1.720% due 01/02/02	4,200,000	4,199,800
Tyco International Ltd
1.780% due 01/02/02	4,200,000	4,199,792

Total Commercial Paper		15,497,120

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.09%

State Street Bank and Trust Co
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $80,006; collateralized by
Fannie Mae--market value
$81,667 and due 03/26/04)	80,000	80,000

Total Securities Held Under Repurchase
Agreement		80,000

Total Short-Term Investments
(Cost $15,577,120)		15,577,120

TOTAL INVESTMENTS - 99.58%
(Cost $84,334,231)		86,374,366

OTHER ASSETS AND LIABILITIES
LIABILITIES, NET - 0.42%		365,484

NET ASSETS - 100.00%		$86,739,850

Notes to Schedule of Investments

(a) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis	$84,334,231

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost	$5,606,841

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value	(3,566,706)

Net unrealized appreciation	$2,040,135

See Notes to Financial Statements

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value

COMMON STOCKS - 72.67%

Consumer Discretionary - 14.74%

Amazon.com Inc *	1,485,705	$16,075,328
AOL Time Warner Inc *	1,464,078	46,996,904
Cendant Corp *	1,289,890	25,294,743
Charter Communications Inc 'A' *	1,838,315	30,203,515
Electronic Arts Inc *	761,315	45,640,834
Liberty Media Corp *	6,787,376	95,023,264
Newell Rubbermaid Inc	609,480	16,803,364
The Walt Disney Co	515,420	10,679,502
TMP Worldwide Inc *	350,255	15,025,939
Viacom Inc *	779,839	34,429,892

		336,173,285

Consumer Staples - 1.69%

Anheuser-Busch Cos Inc	607,930	27,484,515
Coca-Cola Co	233,470	11,008,110

		38,492,625

Diversified - 1.07%

Honeywell International Inc	717,805	24,276,165

Energy - 2.35%

Baker Hughes Inc	334,005	12,181,162
BJ Services Co *	850,480	27,598,076
Smith International Inc *	258,205	13,844,952

		53,624,190

Financial Services - 16.12%

AFLAC Inc	896,165	22,009,812
Allstate Corp	608,485	20,505,944
Berkshire Hathaway Inc *	22,495	56,799,875
CIGNA Corp	250,745	23,231,524
Citigroup Inc	2,024,265	102,184,897
E*TRADE Group Inc *	3,312,300	33,951,075
Fannie Mae	417,495	33,190,853
Fifth Third Bancorp	416,470	25,646,223
Goldman Sachs Group Inc	253,175	23,481,981
JP Morgan Chase & Co	734,155	26,686,534

		367,688,718

Health Care - 13.31%

American Home Products Corp	604,655	37,101,631
Bristol-Myers Squibb Co	385,000	19,635,000
Cardinal Health Inc	165,825	10,722,245
Forest Laboratories Inc *	117,295	9,612,325
HCA Inc	575,355	22,174,182
Laboratory Corp of America Holdings *	424,505	34,321,229
McKesson Corp	888,195	33,218,493
Millennium Pharmaceuticals Inc *	64,210	1,573,787
Pfizer Inc	2,269,095	90,423,436
Tenet Healthcare Corp	764,205	44,874,118

		303,656,446

Producer Durables - 0.91%

Waters Corp *	538,055	20,849,631

Technology - 10.91%

Analog Devices Inc *	1,436,650	63,772,894
Brocade Communications Systems Inc *	743,195	24,614,618
Electronic Data Systems Corp	166,400	11,406,720
Maxim Integrated Products Inc *	456,605	23,976,329
National Semiconductor Corp *	362,730	11,168,457
PerkinElmer Inc	897,590	31,433,602
Raytheon Co	1,785,920	57,988,822
Symbol Technologies Inc	1,545,535	24,543,096

		248,904,538

Utilities - 11.57%
AT&T Wireless Services Inc *	2,750,610	39,526,266
Cablevision Systems Corp 'A' *	1,398,130	66,341,269
Comcast Corp 'A' *	2,655,510	95,598,360
Cox Communications Inc 'A' *	901,450	37,779,770
Rainbow Media Group *	1,000,530	24,713,092

		263,958,757

Total Common Stocks
(Cost $1,775,873,573)		1,657,624,355

FOREIGN COMMON STOCKS - 18.57%
Bermuda - 3.99%
ACE Ltd	853,870	34,282,880
Tyco International Ltd	593,810	34,975,409
XL Capital Ltd 'A'	237,735	21,719,470

		90,977,759

Brazil - 1.26%

Petroleo Brasileiro SA ADR	1,232,785	28,723,890

Canada - 2.30%

Celestica Inc *	1,300,480	52,526,387

Finland - 6.81%

Nokia Corp ADR	6,333,530	155,361,491

Israel - 0.81%

Amdocs Ltd *	545,535	18,531,824

Japan - 0.83%

NTT DoCoMo Inc	1,620	18,950,968

Netherlands - 0.35%

ASM Lithography Holding NV *	465,380	7,934,729

Singapore - 1.76%

Flextronics International Ltd *	1,669,550	40,052,505

United Kingdom - 0.46%

AstraZeneca PLC (UK1)	232,990	10,526,414

Total Foreign Common Stocks
(Cost $451,717,999)		423,585,967

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 8.10%
COMMERCIAL PAPER - 8.10%

Fannie Mae
3.410% due 07/12/02	$15,000,000	$14,859,135
3.480% due 07/26/02	20,000,000	19,798,420
3.550% due 01/10/02	75,000,000	74,972,175
General Electric Co
1.800% due 01/02/02	75,100,000	75,096,245

Total Commercial Paper		184,725,975

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.00%

State Street Bank and Trust Co.
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $45,003; collateralized by U.S.
Treasury Notes--market value
$47,320 and due 08/15/02)	45,000	45,000

Total Securities Held Under Repurchase
Agreement		45,000

Total Short-Term Investments
(Cost $184,403,491)		184,770,975

TOTAL INVESTMENTS - 99.34%
(Cost $2,411,995,063)		2,265,981,297

OTHER ASSETS AND
LIABILITIES, NET - 0.66%		15,009,125

NET ASSETS - 100.00%		$2,280,990,422

Notes to Schedule of Investments

(a) Forward foreign currency contracts outstanding at December 31, 2001, were summarized as follows:
		Principal
Contracts		Amount		Unrealized
to Buy or		Covered by	Expiration	Appreciation
to Sell	Currency	Contracts	Month	(Depreciation)

Buy	ED	5,300,000	02/02	$22,979
Sell		5,300,000	02/02	56,790
Sell		8,500,000	04/02	(28,702)
Buy		11,850,000	05/02	(16,682)
Sell		62,400,000	05/02	285,434
Sell		35,900,000	06/02	(452,819)
Buy	HD	38,000,000	02/02	(1,275)
Sell		38,000,000	02/02	212
Buy	JY	773,000,000	04/02	(474,653)
Sell		1,400,000,000	04/02	832,779
Sell		628,500,000	05/02	352,405

				$576,468

	Principal amount denoted in the indicated currency:
	ED - Eurodollar
	HD - Hong Kong Dollar
	JY - Japanese Yen

(b) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis				$2,411,995,063

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost

				$104,783,227

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value

				(250,796,993)

Net unrealized depreciation				($146,013,766)

See Notes to Financial Statements

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value
COMMON STOCKS - 73.15%

Autos & Transportation - 2.19%

Atlas Air Worldwide Holdings Inc *	86,940	$1,273,671

Consumer Discretionary - 30.77%

Barnes & Noble Inc *	18,340	542,864
Cendant Corp *	111,390	2,184,358
Clear Channel Communications Inc *	86,195	4,388,187
Costco Wholesale Corp *	25,690	1,140,122
Electronics Boutique Holdings Corp *	36,565	1,460,406
Hispanic Broadcasting Corp *	108,320	2,762,160
Liberty Media Corp *	87,790	1,229,060
Six Flags Inc *	33,465	514,692
Ticketmaster *	86,325	1,414,867
Toys R Us Inc *	22,620	469,139
Univision Communications Inc *	12,435	503,120
USA Networks Inc *	46,465	1,268,959

		17,877,934

Consumer Staples - 2.51%

Performance Food Group Co *	41,360	1,454,631

Energy - 0.79%

Anadarko Petroleum Corp	8,070	458,780

Financial Services - 17.88%

Anthem Inc *	10,490	519,255
Bank of New York Co Inc	63,745	2,600,796
Berkshire Hathaway Inc *	1,005	2,537,625
E*TRADE Group Inc *	231,850	2,376,462
Goldman Sachs Group Inc	15,595	1,446,436
Hilb, Rogal & Hamilton Co	8,020	449,521
White Mountains Insurance Group Ltd	1,315	457,620

		10,387,715

Health Care - 11.30%

Community Health Systems Inc *	45,335	1,156,042
Inhale Therapeutic Systems Inc *	43,950	815,273
OSI Pharmaceuticals Inc *	25,920	1,185,581
Sepracor Inc *	41,200	2,350,872
Tenet Healthcare Corp	18,030	1,058,722

		6,566,490

Materials & Processing - 0.90%

LNR Property Corp	16,835	524,915

Producer Durables - 1.94%

Flowserve Corp *	42,325	1,126,268

Technology - 4.87%

Ceridian Corp *	45,680	856,500
Redback Networks Inc *	405,585	1,602,061
TriQuint Semiconductor Inc *	30,120	369,271

		2,827,832

Total Common Stocks
(Cost $35,282,699)		42,498,236

FOREIGN COMMON STOCKS - 10.28%

Bermuda - 2.63%

XL Capital Ltd 'A'	16,750	$1,530,280

Brazil - 2.51%

Empresa Bras de Aeronautica SA ADR	65,910	1,458,588

Canada - 3.06%

PanCanadian Energy Corp	68,442	1,775,760

United Kingdom - 2.08%

Smith & Nephew PLC	199,927	1,209,495

Total Foreign Common Stocks
(Cost $5,328,983)		5,974,123

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 18.07%

COMMERCIAL PAPER - 17.90%

Freddie Mac
1.510% due 01/02/02	$7,600,000	7,599,681
General Electric Co
1.800% due 01/02/02	2,800,000	2,799,860

Total Commercial Paper		10,399,541

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.17%

State Street Bank and Trust Co
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $95,007; collateralized by U.S.
Treasury Notes--market value
$99,898 and due 08/15/02)	95,000	95,000

Total Securities Held Under Repurchase
Agreement		95,000

Total Short-Term Investments
(Cost $10,494,541)		10,494,541

TOTAL INVESTMENTS - 101.50%
(Cost $51,106,223)		58,966,900

OTHER ASSETS AND LIABILITIES
LIABILITIES, NET - (1.50%)		(872,086)

NET ASSETS - 100.00%		$58,094,814

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

Notes to Schedule of Investments

(a) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis	$51,106,223

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost	$8,569,572

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value	(708,895)

Net unrealized appreciation	$7,860,677

See Notes to Financial Statements

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2001

	Shares	Market
		Value
COMMON STOCKS - 94.69%

Autos & Transportation - 3.38%

Delphi Automotive Systems	1,451,000	$19,820,660
Navistar International Corp	204,600	8,081,700

		27,902,360

Consumer Discretionary - 19.95%

ARAMARK Corp *	652,800	17,560,320
Convergys Corp *	333,500	12,502,915
DeVRY Inc *	458,000	13,030,100
Foot Locker Inc *	442,300	6,921,995
International Game Technology *	195,900	13,379,970
Newell Rubbermaid Inc	795,900	21,942,963
Nike Inc ‘B’	267,300	15,032,952
Polo Ralph Lauren Corp *	306,500	8,201,940
Ross Stores Inc	238,200	7,641,456
The Gap Inc	927,300	12,926,562
The Limited Inc	1,224,800	18,029,056
Viad Corp	753,300	17,838,144

		165,008,373

Consumer Staples - 4.96%

Hershey Foods Corp	184,700	12,504,190
PepsiAmericas Inc	714,200	9,855,960
UST Inc	532,600	18,641,000

		41,001,150

Diversified - 2.64%

Brunswick Corp	595,500	12,958,080
SPX Corp	64,600	8,843,740

		21,801,820

Energy - 4.20%

Baker Hughes Inc	311,400	11,356,758
Cooper Cameron Corp *	383,200	15,465,952
Ensco International Inc	319,200	7,932,120

		34,754,830

Financial Services - 20.53%

Allied Capital Corp	435,500	11,323,000
AMBAC Financial Group Inc	319,150	18,466,019
Anthem Inc *	188,900	9,350,550
Aon Corp	291,400	10,350,528
Archstone-Smith Trust	322,700	8,487,010
Equity Office Properties Trust	391,500	11,776,320
Health Care Property Investors Inc	288,400	10,442,964
Investment Technology Group Inc *	241,300	9,427,591
iStar Financial Inc	362,200	9,036,890
Mercantile Bankshares Corp	374,600	16,122,784
North Fork Bancorp	547,700	17,520,923
SouthTrust Corp	320,700	7,911,669
St. Paul Cos Inc	157,800	6,938,466
TCF Financial Corp	295,300	14,168,494
Union Planters Corp	187,300	8,452,849

		169,776,057

Health Care - 7.55%

Biogen Inc *	160,500	9,204,675
DaVita Inc *	377,100	9,220,095
IMS Health Inc	282,000	5,501,820
King Pharmaceuticals Inc *	243,900	10,275,507
MedImmune Inc *	207,740	9,628,749
Watson Pharmaceuticals Inc *	385,200	12,091,428
Zimmer Holdings Inc *	213,000	6,505,020

		62,427,294

Integrated Oils - 1.91%

Marathon Oil Corp	525,900	15,777,000

Materials & Processing - 3.29%

Bowater Inc	363,500	17,338,950
PPG Industries Inc	190,500	9,852,660

		27,191,610

Producer Durables - 3.63%

Millipore Corp	270,600	16,425,420
Rockwell Collins Inc	697,000	13,591,500

		30,016,920

Technology - 15.83%

Acxiom Corp *	561,300	9,805,911
Adobe Systems Inc	301,600	9,364,680
Agere Systems Inc 'A' *	1,842,200	10,482,118
Apogent Technologies Inc *	554,900	14,316,420
Avaya Inc *	892,800	10,847,520
Gartner Inc 'A' *	688,400	8,047,396
Harris Corp	505,500	15,422,805
Intuit Inc *	170,800	7,303,408
Maxtor Corp *	2,551,700	16,177,778
NCR Corp *	366,300	13,501,818
PerkinElmer Inc	447,000	15,653,940
Veritas Software Corp *	1	45

		130,923,839

Utilities - 6.82%

Cablevision Systems Corp 'A' *	183,400	8,702,330
Entergy Corp	424,200	16,590,462
FirstEnergy Corp	430,600	15,062,388
UtiliCorp United Inc	638,600	16,073,562

		56,428,742

Total Common Stocks
(Cost $ 726,267,366)		783,009,995

FOREIGN COMMON STOCK - 0.91%

Canada - 0.91%

Celestica Inc *	187,100	7,556,969

Total Foreign Common Stock
(Cost $ 6,328,865)		7,556,969

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 7.91%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 7.91%

State Street Bank and Trust Co
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $65,391,541; collateralized by U.S.
Treasury Notes--market value
$17,739,238 and due 12/21/03;
and market value
$48,965,850 and due 08/15/19)	$65,387,000	$65,387,000

Total Securities Held Under Repurchase
Agreement		65,387,000

Total Short-Term Investment
(Cost $65,387,000)		65,387,000

TOTAL INVESTMENTS - 103.51%
(Cost $797,983,231)		855,953,964

OTHER ASSETS AND
LIABILITIES, NET - (3.51%)		(28,996,047)

NET ASSETS - 100.00%		$826,957,917

Notes to Schedule of Investments

(a) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis		$797,983,231

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost		$72,327,188

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value		(14,356,455)

Net unrealized appreciation		$57,970,733

See Notes to Financial Statements

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value

COMMON STOCKS - 99.44%

Denmark - 2.54%

Danske Bank AS	1,794,000	$28,798,563

Finland - 3.81%

Nokia Corp	1,670,000	43,108,538

France - 16.81%

Alcatel	850,470	14,554,876
Aventis SA	567,320	40,328,034
AXA	1,538,728	32,190,166
Societe Generale	608,000	34,060,979
Total Fina Elf SA	267,095	38,187,251
Vivendi Universal SA	564,000	30,917,366

		190,238,672

Germany - 6.89%

Deutsche Bank AG	580,000	40,996,752
Siemens AG	555,000	37,028,239

		78,024,991

Hong Kong - 0.17%

HSBC Holdings PLC HK Reg	165,604	1,937,827

Italy - 4.98%

ENI Spa	2,835,250	35,582,977
Sanpaolo IMI Spa	1,930,000	20,729,681

		56,312,658

Japan - 6.18%

Canon Inc	670,000	22,953,399
Kao Corp	1,108,000	22,935,169
Sony Corp	529,100	24,074,665

		69,963,233

Netherlands - 15.04%

ABN Amro Holding NV	2,125,720	34,276,218
Aegon NV	1,355,000	36,716,489
Heineken NV	797,013	30,256,664
ING Groep NV	1,350,862	34,485,162
Royal Dutch Petroleum Co	681,240	34,551,004

		170,285,537

Spain - 3.23%

Endesa SA	2,336,880	36,597,923

Sweden - 2.23%

Electrolux AB 'B'	1,681,000	25,176,712

Switzerland - 11.90%

Nestle SA	204,630	43,677,431
Novartis AG	964,800	34,903,829
UBS AG	695,000	35,116,672
Zurich Financial Services AG	89,284	20,968,416

		134,666,348

United Kingdom - 25.66%

AstraZeneca PLC (STOC)	91,160	4,196,298
AstraZeneca PLC (UK1)	884,365	39,955,328
Barclays PLC	714,000	23,650,536
BP Amoco PLC	4,390,430	34,071,844
Cadbury Schwepps PLC	6,157,797	39,382,068
Diageo PLC	3,754,187	42,881,525
GlaxoSmithKline PLC	1,572,776	39,433,143
HSBC Holdings PLC *	2,026,700	23,754,545
Unilever PLC	5,294,000	43,165,158

		290,490,445

Total Common Stocks
(Cost $1,334,714,365)		1,125,601,447

	Principal Amount	Value

SHORT-TERM INVESTMENT - 0.39%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.39%

State Street Bank and Trust Co
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $4,438,129; collateralized by U.S.
Treasury Notes--market value
$4,530,621 and due 11/15/26)	$4,437,821	4,437,821

Total Securities Held Under Repurchase
Agreement		4,437,821

Total Short-Term Investment
(Cost $4,437,821)		4,437,821

TOTAL INVESTMENTS - 99.83%
(Cost $1,339,152,186)		1,130,039,268

OTHER ASSETS AND LIABILITIES
LIABILITIES, NET - 0.17%		1,959,594

NET ASSETS - 100.00%		$1,131,998,862

Notes to Schedule of Investments

(a) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis		$1,339,152,186

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost		$19,313,069

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value		(228,425,987)

Net unrealized depreciation		($209,112,918)

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
CAPITAL OPPORTUNITIES PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value

COMMON STOCKS - 76.29%

Autos & Transportation - 1.06%

FedEx Corp *	22,030	$1,142,916
United Parcel Service Inc	2,800	152,600
Visteon Corp	22,200	333,888

		1,629,404

Consumer Discretionary - 16.26%

AOL Time Warner Inc *	97,300	3,123,330
BJ’s Wholesale Club Inc *	4,900	216,090
Charter Communications Inc ‘A’ *	111,420	1,830,631
Clear Channel Communications Inc *	44,090	2,244,622
Costco Wholesale Corp *	15,940	707,417
EchoStar Communications Corp *	85,680	2,353,630
Fox Entertainment Group Inc *	45,660	1,211,360
Hilton Hotels Corp	80,700	881,244
Home Depot Inc	25,100	1,280,351
Lamar Advertising Co *	40,470	1,713,500
Marriott International Inc ‘A’	4,100	166,665
Starwood Hotels & Resorts Worldwide Inc	60,000	1,791,000
Target Corp	10,200	418,710
Tribune Co	26,700	999,381
USA Networks Inc *	34,100	931,271
Viacom Inc *	102,824	4,539,680
Wal-Mart Stores Inc	6,780	390,189
Westwood One Inc *	8,500	255,425

		25,054,496

Consumer Staples - 1.12%

CVS Corp	2,600	76,960
Kroger Co *	30,710	640,918
Safeway Inc *	24,230	1,011,602

		1,729,480

Diversified - 1.15%
General Electric Co	37,800	1,515,024
Schlumberger Ltd	4,700	258,265

		1,773,289

Energy - 5.87%
Anadarko Petroleum Corp	19,300	1,097,205
Apache Corp	30,459	1,519,295
BJ Services Co *	2,800	90,860
Calpine Corp *	65,680	1,102,767
Cooper Cameron Corp *	12,700	512,572
Devon Energy Corp	11,160	431,334
Dynegy Inc	68,990	1,759,245
El Paso Corp	39,919	1,780,787
Noble Drilling Corp *	22,050	750,582

		9,044,647

Financial Services - 17.35%
AFLAC Inc	32,260	792,306
American Express Co	27,400	977,906
American International Group Inc	24,480	1,943,712
Anthem Inc *	6,130	303,435
Bank of America Corp	18,900	1,189,755
Chubb Corp	900	62,100
Citigroup Inc	62,020	3,130,770
Comerica Inc	17,800	1,019,940
Goldman Sachs Group Inc	10,490	972,947
Hartford Financial Services Group	35,200	2,211,616
Household International Inc	33,600	1,946,784
Mellon Financial Corp	48,900	1,839,618
Merrill Lynch & Co Inc	45,000	2,345,400
Metlife Inc	33,730	1,068,566
Morgan Stanley Dean Witter & Co	36,530	2,043,488
SAFECO Corp	41,500	1,292,725
St. Paul Cos Inc	34,250	1,505,972
SunGard Data Systems Inc *	26,700	772,431
UNUMProvident Corp	49,450	1,310,919

		26,730,390

Health Care - 6.22%
American Home Products Corp	29,460	1,807,666
Bristol Myers Squibb Co	28,800	1,468,800
Johnson & Johnson	26,500	1,566,150
Pfizer Inc	87,900	3,502,815
Pharmacia Corp	29,140	1,242,821

		9,588,252

Integrated Oils - 2.92%
GlobalSantaFe Corp	143,433	4,090,709
Transocean Sedco Forex Inc	12,240	413,957

		4,504,666

Materials & Processing - 4.58%
Bowater Inc	16,900	806,130
Dow Chemical Co	20,500	692,490
Grant Prideco Inc *	179,240	2,061,260
International Paper Co	15,400	621,390
Praxair Inc	35,500	1,961,375
Smurfit-Stone Container Corp *	56,880	908,374

		7,051,019

Producer Durables - 2.43%
Danaher Corp	32,700	1,972,137
Lam Research Corp *	27,600	640,872
Molex Inc	13,200	408,540
Novellus Systems Inc *	5,100	201,195
Tektronix Inc *	20,040	516,631

		3,739,375

Technology - 14.92%
Analog Devices Inc *	36,190	1,606,474
Applied Biosystems Group - Applera Corp	66,120	2,596,532
Atmel Corp *	170,120	1,347,350
Cypress Semiconductor Corp *	2,320	46,238
Dell Computer Corp *	57,730	1,569,101
EMC Corp MA *	17,000	228,480
Emulex Corp *	12,410	490,319
Enterasys Networks Inc *	39,780	352,053
Fairchild Semiconductor Int’l Inc *	40,740	1,148,868
General Motors Corp ‘H’ *	33,500	517,575
Intel Corp	17,870	562,011
LSI Logic Corp *	56,010	883,838
Micron Technology Inc *	48,880	1,515,280
Microsoft Corp *	28,760	1,905,925
Motorola Inc	46,400	696,928
National Semiconductor Corp *	7,300	224,767
Oracle Corp *	83,020	1,146,506
QLogic Corp *	18,060	803,851
Rational Software Corp *	15,370	299,715
Sun Microsystems Inc *	104,090	1,284,471
Texas Instruments Inc	46,010	1,288,280
VeriSign Inc *	35,170	1,337,867
Veritas Software Corp *	25,490	1,142,462

		22,994,891

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
CAPITAL OPPORTUNITIES PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

		Market
	Shares	Value

Utilities - 2.41%

AES Corp *	78,580	$1,284,783
AT&T Wireless Services Inc *	135,600	1,948,572
Nextel Partners Inc *	39,530	474,360
Winstar Communications Inc *	2,410	41

		3,707,756

Total Common Stocks		117,547,665
(Cost $120,263,912)

FOREIGN COMMON STOCKS - 14.88%

Bermuda - 5.32%

ACE Ltd	51,990	2,087,398
Tyco International Ltd	81,610	4,806,829
XL Capital Ltd ‘A’	14,300	1,306,448

		8,200,675

Brazil - 0.74%

Aracruz Celulose SA ADR	63,100	1,147,158

Canada - 0.88%

Abitibi-Consolidated Inc	129,500	947,940
Celestica Inc *	10,250	413,997

		1,361,937

Finland - 0.11%

Nokia Corp ADR	6,600	161,898

France - 0.43%

STMicoelectronics NV ‘NY’	20,700	655,569

Hong Kong - 0.71%

China Mobile (Hong Kong) Ltd *	308,500	1,085,947
China Mobile (Hong Kong) Ltd ADR *	20	350

		1,086,297

Ireland - 0.81%

Jefferson Smurfit Group	581,600	1,253,278

Israel - 1.68%

Amdocs Ltd *	46,600	1,583,002
Partner Communications ADR *	147,390	1,009,621

		2,592,623

Netherlands - 0.18%

Vodafone Libertel NV *	29,500	271,626

Singapore - 1.29%

Flextronics International Ltd *	82,950	1,989,971

South Korea - 0.89%

Samsung Electronics Co	6,450	1,370,042

United Kingdom - 1.84%

Vodafone Group PLC	706,000	1,845,145
Willis Group Holdings Ltd *	42,300	996,165

		2,841,310

Total Foreign Common Stocks
(Cost $21,009,847)		22,932,384

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 12.91%
COMMERCIAL PAPER - 12.08%

Freddie Mac
1.490% due 01/02/02	$18,620,000	18,619,230

Total Commercial Paper		18,619,230

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.83%

State Street Bank and Trust Co
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $1,278,089; collateralized by U.S.
Treasury Notes--market value
$1,309,045 and due 08/15/17)	1,278,000	1,278,000

Total Securities Held Under Repurchase
Agreement		1,278,000

Total Short-Term Investments
(Cost $19,897,230)		19,897,230

TOTAL INVESTMENTS - 104.08%
(Cost $161,170,989)		160,377,279

OTHER ASSETS AND
LIABILITIES, NET - (4.08%)		(6,286,068)

NET ASSETS - 100.00%		$154,091,211

Notes to Schedule of Investments

(a) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis		$161,170,989

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost		$8,155,015

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value		(8,948,725)

Net unrealized depreciation		($793,710)

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value

COMMON STOCKS - 85.99%

Consumer Discretionary - 7.23%

ARAMARK Corp *	3,200	$86,080
CNET Networks Inc *	55,240	495,503
EchoStar Communications Corp *	155,990	4,285,045
InterNAP Network Services Corp *	328,160	380,666
Scholastic Corp *	33,240	1,672,969
The Gap Inc	16,700	232,798
Weight Watchers International Inc *	950	32,129

		7,185,190

Consumer Staples - 3.70%

CVS Corp	72,630	2,149,848
Del Monte Foods Co *	1,600	13,616
Kroger Co *	72,400	1,510,988

		3,674,452

Energy - 18.63%

Anadarko Petroleum Corp	6,700	380,895
Apache Corp	97,215	4,849,084
Aquila Inc *	580	9,918
Cooper Cameron Corp *	12,030	485,531
Devon Energy Corp	78,370	3,029,001
EOG Resources Inc	97,710	3,821,438
Newfield Exploration Co *	29,800	1,058,198
Noble Drilling Corp *	92,340	3,143,254
Reliant Resources Inc *	2,140	35,331
The Houston Exploration Co *	50,590	1,698,812

		18,511,462

Financial Services - 5.36%

Arthur J. Gallagher & Co	4,840	166,932
CheckFree Corp *	120,540	2,169,720
Concord EFS Inc *	29,740	974,877
Global Payments Inc	10,310	354,664
Instinet Group Inc *	2,240	22,512
Principal Financial Group *	10,570	253,680
Prudential Financial Inc *	500	16,595
S1 Corp *	84,800	1,372,064

		5,331,044

Health Care - 12.12%

ArthroCare Corp *	4,800	86,064
Cytyc Corp *	132,660	3,462,426
DaVita Inc *	43,840	1,071,888
Genzyme Corp *	58,100	3,477,866
Healthsouth Corp *	63,400	939,588
IMPATH Inc *	12,940	575,959
IMS Health Inc	98,840	1,928,368
Lincare Holdings Inc *	14,290	409,409
Martek Biosciences Corp *	1,780	38,715
Unilab Corp *	840	21,084
Visx Inc *	2,800	37,100

		12,048,467

Materials & Processing - 1.92%

Willamette Industries Inc	36,530	1,903,944

Producer Durables - 4.50%

AGCO Corp	86,680	1,367,810
American Tower Corp 'A' *	184,860	1,750,624
Cable Design Technologies Corp *	48,740	666,763
SBA Communications Corp *	53,020	690,320

		4,475,517

Technology - 32.53%

Adobe Systems Inc	3,900	121,095
Advanced Fibre Communications Inc *	66,700	1,178,589
Akamai Technologies Inc *	138,970	825,482
Applied Biosystems Group - Applera Corp	42,720	1,677,614
Aware Inc *	890	7,387
BEA Systems Inc *	29,330	451,975
CIENA Corp *	128,680	1,841,411
Citrix Systems Inc *	109,620	2,483,989
Computer Network Technology Corp *	13,830	246,036
Comverse Technology Inc *	65,040	1,454,945
CSG Systems International Inc *	56,100	2,269,245
EDO Corp	7,200	190,440
General Motors Corp ‘H’ *	173,560	2,681,502
i2 Technologies Inc *	16,290	128,691
Internet Security Systems Inc *	38,350	1,229,501
Macrovision Corp *	48,410	1,705,000
Netegrity Inc *	7,690	148,878
ONI Systems Corp *	178,350	1,118,255
Rational Software Corp *	84,760	1,652,820
RSA Security Inc *	26,390	460,769
Switchboard Inc *	26,330	85,573
Tekelec *	19,770	358,035
VeriSign Inc *	253,190	9,631,348
Veritas Software Corp *	8,600	385,452

		32,334,032

Total Common Stocks
(Cost $91,629,722)		85,464,108

FOREIGN COMMON STOCKS - 4.69%

Bermuda - 2.42%
ACE Ltd	24,920	1,000,538
XL Capital Ltd 'A'	15,330	1,400,549

		2,401,087

Israel - 0.40%

Amdocs Ltd *	11,700	397,449

United Kingdom - 1.87%

Willis Group Holdings Ltd *	78,840	1,856,682

Total Foreign Common Stocks
(Cost $4,526,117)		4,655,218

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal
	Amount	Value

SHORT-TERM INVESTMENT - 10.23%

COMMERCIAL PAPER - 10.23%

Freddie Mac
1.490% due 01/02/02	$10,171,000	$10,170,579

Total Commercial Paper		10,170,579

Total Short-Term Investment
(Cost $10,170,579)		10,170,579

TOTAL INVESTMENTS - 100.91%
(Cost $106,326,418)		100,289,905

OTHER ASSETS AND
LIABILITIES, NET - (0.91%)		(906,636)

NET ASSETS - 100.00%		$99,383,269

Notes to Schedule of Investments

(a) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis	$106,326,418

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost	$4,851,142

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value	(10,887,655)

Net unrealized depreciation	($6,036,513)

See Notes to Financial Statements

PACIFIC SELECT FUND
GLOBAL GROWTH PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value

PREFERRED STOCKS - 1.12%

Brazil - 0.14%

Banco Itau SA PN	351,300	$26,753
Investimentos Itau SA	6,813	6,397

		33,150

Germany - 0.98%

Fresenius AG	628	52,014
Fresenius Medical Care AG	3,950	176,042

		228,056

Total Preferred Stocks
(Cost $288,061)		261,206

COMMON STOCKS - 92.86%

Australia - 0.93%

NRMA Insurance Group Ltd	84,440	134,532
TABCORP Holdings Ltd	16,210	81,452

		215,984
Belgium - 0.22%

Dexia	3,500	50,384

Bermuda - 2.31%

ACE Ltd	2,710	108,806
Tyco International Ltd	5,710	336,319
XL Capital Ltd ‘A’	1,020	93,187

		538,312

Brazil - 0.89%

Aracruz Celulose SA ADR	7,250	131,805
Cia Vale do Rio Doce ADR	310	7,319
Petroleo Brasileiro SA ADR	1,660	38,678
Votorantim Celulose e Papel SA ADR *	1,660	29,299

		207,101

Canada - 1.31%

BCE Inc	2,630	59,964
Manitoba Telecom Services Inc	5,850	127,525
Manulife Financial Corp	4,530	118,387

		305,876

Chile - 0.12%

Cia Cerveceria Unidas ADR	800	14,240
Distribucion Y Servicio D&S SA ADR	500	6,550
Quinenco SA ADR *	1,100	8,030

		28,820

China - 0.36%

Beijing Datang Power General	134,000	42,959
Huaneng Power International Inc	26,000	15,670
Jiangsu Express	44,000	9,649
Zhejiang Expressway Co Ltd	62,000	15,265

		83,543

Croatia - 0.08%

Pliva DD GDR (UK1)	1,560	15,990
Pliva DD REG GDR	300	2,995

		18,985
Denmark - 1.01%

Danske Bank AS	14,650	235,172

Egypt - 0.08%

Al-Ahram Beverages Co GDR *	1,220	$8,662
Mobinil-Egyptian Mobile Netork *	1,260	9,234

		17,896

Estonia - 0.07%

Eesti Telekom ADR	1,440	17,352

Finland - 1.04%

Nokia Corp ADR	9,880	242,356

France - 6.63%

Aventis SA	730	51,892
Carrefour SA	2,880	149,918
Generale de Sante *	4,329	55,410
Sanofi-Synthelabo SA	7,770	580,381
STMicoelectronics NV ‘NY’	3,400	107,678
Suez SA	3,580	108,495
Technip-Coflexip SA	1,610	215,261
Total Fina Elf SA	1,950	278,796

		1,547,831

Germany - 1.51%

Celanese AG	3,000	56,690
Linde AG	2,550	103,873
Muenchener Rueckversicherungs AG	410	111,463
Software AG	2,150	81,447

		353,473

Greece - 0.33%

Coca Cola Hellenic Bottling Co SA	1,100	15,884
Cosmote Mobile Communications SA	6,110	62,195

		78,079

Hong Kong - 1.11%

Cathay Pacific Airways Ltd	23,000	29,494
China Mobile (Hong Kong) Ltd *	45,500	160,164
China Mobile (Hong Kong) Ltd ADR *	1,640	28,667
Hong Kong & China Gas	14,000	17,145
Hong Kong Exchange and Clearing LTD	10,000	15,196
Texwinca Holdings Ltd	18,000	8,598

		259,264

Hungary - 0.11%

Matav RT ADR	950	16,141
OTP Bank RT GDR	170	10,498

		26,639

India - 0.07%

Manahagar Telephone Nigam ADR *	2,540	15,265

Indonesia - 0.08%

Telekomunikasi Tbk PT	62,000	19,077

Ireland - 0.34%

Bank of Ireland	8,440	79,969

Israel - 0.48%

Amdocs Ltd *	1,920	65,222
Check Point Software Technologies *	730	29,120
Partner Communications ADR *	2,600	17,810

		112,152

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
GLOBAL GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

		Market
	Shares	Value
Italy - 1.05%

Assicurazioni Generali	6,220	$172,979
Snam Rete Gas *	27,620	73,119

		246,098

Japan - 4.43%

Asahi Breweries Ltd	17,000	152,250
Canon Inc	3,000	102,776
Fast Retailing Co Ltd	1,000	88,572
Honda Motor Co Ltd	4,900	194,667
SECOM Co Ltd	2,000	99,966
Sega Corp *	4,700	93,361
Shionogi & Co Ltd	4,000	68,062
Shiseido Co Ltd	7,000	64,393
Stanley Electric Co Ltd	5,000	37,943
Tokyo Gas Co Ltd	50,000	133,313

		1,035,303

Mexico - 3.22%

America Movil SA de CV ADR	1,700	33,116
Cemex SA ADR	4,110	101,517
Coca-Cola Femsa SA ADR	1,620	32,513
Fomento Economica SA ADR	1,100	38,005
Grupo Aeroportuario ADR *	9,035	139,139
Grupo Continental SA *	8,400	12,387
Grupo Financiero Banorte *	4,300	9,013
Grupo Financiero BBVA Bancomer *	40,600	37,030
Grupo Financiero Inbursa SA *	11,200	13,335
Grupo Modelo SA	18,700	41,894
Grupo Televisa SA ADR *	1,100	47,498
Telefonos de Mexico SA ADR	4,290	150,236
Transportacion Maritima SA ADR *	2,600	24,960
Wal-Mart de Mexico	1,700	3,992
Wal-Mart de Mexico SA ADR	24,700	67,449

		752,084

Netherlands - 3.54%

AKZO Nobel NV	3,070	137,233
Fugro NV	1,711	76,408
Jomed NV *	1,885	51,146
Royal KPN NV *	15,470	78,736
Royal Philips Electronics NV	4,930	146,684
Unilever NV	2,650	155,543
VNU NV	2,996	92,158
Vodafone Libertel NV *	9,460	87,104

		825,012

Norway - 0.20%

Tandberg ASA *	2,140	47,784

Panama - 0.02%

Banco Latinoaericano Exportaciones	150	4,208

Peru - 0.12%

Buenaventura SA ADR	1,310	27,156

Philippines - 0.08%

Bank of the Philippine Islands	8,330	9,291
San Miguel Corp ‘B’	9,656	9,834

		19,125

Russia - 0.87%

JSC Mining & Smelting Co ADR *	1,400	22,761
LUKOIL ADR	310	15,268
Mobile TeleSystems ADR	920	32,807
Sibneft ADR	1,200	8,686
Surgutneftegaz ADR	1,000	15,640
Unified Energy System ADR	1,200	18,876
Vimpel-Communications ADR *	1,250	32,563
YUKOS ADR	710	55,661

		202,262

Singapore - 0.20%

Singapore Airline Ltd	8,000	47,658

South Africa - 0.61%

African Bank Investments Ltd	20,000	14,518
BOE Ltd	45,800	14,483
Impala Platinum Holdings Ltd	810	38,010
Liberty Group Ltd	1,600	7,369
M-Cell Ltd	9,321	10,266
Remgro Ltd	1,300	7,050
Sanlam Ltd	9,700	7,438
Sappi Ltd ADR	1,800	18,450
Sasol Ltd	2,720	23,921

		141,505

South Korea - 4.98%

Good Morning Securities Co Ltd *	6,560	28,767
Hanwha Chemical Corp *	5,700	17,011
Kookmin Bank	1,707	64,704
Korea Telecom Corp	1,439	54,723
Korea Telecom Corp ADR	6,442	130,966
Korea Tobacco & Ginseng GDR *	4,000	30,000
Korean Air Co Ltd *	2,430	15,022
LG Chem Investment Ltd	1,347	8,409
LG Chem Ltd *	1,166	19,308
LG Household & Health Care Ltd *	100	2,200
LG Insurance *	2,450	7,834
Pohang Iron & Steel Co	160	14,861
Samsung Electronics Co	1,870	397,206
Samsung Fire & Marine Insurance	3,480	148,367
Samsung Securities Co Ltd *	1,350	49,180
Shinhan Financial Group Co Ltd *	1,220	16,301
SK Telecom ADR	1,050	22,701
SK Telecom Co Ltd	660	134,663

		1,162,223

Spain - 1.56%

Gas Natural SDG SA	2,030	33,837
Iberdrola SA	15,390	200,555
Telefonica SA *	9,590	128,477

		362,869

Sweden - 0.67%

Saab AB ‘B’	13,230	125,980
Securitas AB ‘B’	1,620	30,852

		156,832

Switzerland - 3.32%

Converium Holding AG *	990	48,172
Givaudan SA	190	57,968
Novartis AG	5,800	209,828
Swiss Reinsurance	540	54,374
Syngenta AG *	5,530	286,753
Synthes-Stratec Inc *	170	117,130

		774,225

Taiwan - 0.08%

Fubon Insurance Co ADR	1,700	17,976

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
GLOBAL GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

		Market
	Shares	Value
Thailand - 0.18%

Advanced Info Service Public Co Ltd	32,800	$30,216
PTT PCL *	15,800	12,323

		42,539

Turkey - 0.04%

Akbank TAS	2,635,500	8,361

United Kingdom - 11.71%

Anglo American PLC	6,100	93,168
BP PLC ADR	4,970	231,155
British Sky Broadcasting PLC *	9,160	100,227
CGNU PLC	12,290	150,580
Diageo PLC	18,193	207,806
GlaxoSmithKline PLC	4,050	101,543
HSBC Holdings PLC	11,750	137,719
Lloyds TSB Group PLC	14,410	155,889
Lonmin PLC	2,500	37,474
National Grid Group PLC	12,940	80,544
Next PLC	11,460	149,922
Reckitt & Benckiser PLC	8,710	127,705
Reed International PLC	25,570	210,721
Royal Bank of Scotland Group PLC	10,552	256,881
Standard Chartered PLC	5,490	65,386
Tesco PLC	44,810	162,130
Vodafone Group PLC	134,500	351,518
Vodafone Group PLC ADR	4,347	111,631

		2,731,999

United States - 36.90%

Abbott Laboratories	3,460	192,895
Adobe Systems Inc	1,890	58,685
AES Corp *	3,820	62,457
Affiliated Computer Services Inc *	540	57,310
AFLAC Inc	4,750	116,660
Allergan Inc	810	60,791
American Express Co	1,690	60,316
American Home Products Corp	3,330	204,329
American International Group Inc	3,010	238,995
American Tower Corp 'A' *	1,400	13,258
Anadarko Petroleum Corp	1,800	102,330
Analog Devices Inc *	3,870	171,789
AOL Time Warner Inc *	4,890	156,969
Applied Biosystems Group - Applera Corp	4,720	185,354
AT&T Wireless Services Inc *	9,070	130,336
Automatic Data Processing Inc	820	48,298
Bank of America Corp	1,350	84,983
BISYS Group Inc *	1,840	117,742
Cadence Design Systems Inc *	3,220	70,582
Calpine Corp *	2,180	36,602
Cendant Corp *	1,350	26,474
Charter Communications Inc 'A' *	8,540	140,312
Cisco Systems Inc *	5,040	91,274
Citigroup Inc	5,340	269,563
Clear Channel Communications Inc *	2,910	148,148
Comverse Technology Inc *	1,950	43,622
Concord EFS Inc *	4,080	133,742
Costco Wholesale Corp *	3,380	150,004
Danaher Corp	2,000	120,620
Dell Computer Corp *	2,830	76,919
Dynegy Inc	1,200	30,600
EchoStar Communications Corp *	2,560	70,323
El Paso Corp	2,320	103,495
Eli Lilly & Co	1,730	135,874
EMC Corp MA *	1,380	18,547
First Data Corp	1,920	150,624
Fox Entertainment Group Inc *	4,700	124,691
Freddie Mac	2,690	175,926
Freeport-McMoRan Copper & Gold Inc *	1,300	17,407
Genentech Inc *	450	24,413
General Electric Co	2,650	106,212
Genzyme Corp *	1,920	114,931
Gillette Co	3,480	116,232
GlobalSantaFe Corp	3,610	102,956
Goldman Sachs Group Inc	1,400	129,850
Guidant Corp	1,560	77,688
Harley Davidson Inc	1,120	60,827
Healthsouth Corp *	3,740	55,427
ICN Pharmaceuticals Inc	500	16,750
IMS Health Inc	3,180	62,042
International Paper Co	1,470	59,315
Kohl’s Corp *	450	31,698
Kroger Co *	1,390	29,009
Lexmark International Group Inc 'A' *	2,200	129,800
Maxim Integrated Products Inc *	1,020	53,560
Mellon Financial Corp	2,260	85,021
Mercury Interactive Corp *	560	19,029
Merrill Lynch & Co Inc	1,830	95,380
Metlife Inc	4,410	139,709
Micron Technology Inc *	2,010	62,310
Microsoft Corp *	3,970	263,092
Minnesota Mining & Manufacturing Co	1,100	130,031
Morgan Stanley Dean Witter & Co	1,020	57,059
Motorola Inc	1,680	25,234
Nike Inc 'B'	1,210	68,050
Noble Drilling Corp *	1,150	39,146
Oracle Corp *	11,870	163,925
PeopleSoft Inc *	2,230	89,646
Pfizer Inc	5,350	213,198
QLogic Corp *	1,050	46,736
QUALCOMM Inc *	2,840	143,420
Qwest Communications Int'l Inc	4,590	64,857
Rational Software Corp *	2,700	52,650
Schering-Plough Corp	2,810	100,626
Sears Roebuck & Co	560	26,678
Siebel Systems Inc *	880	24,622
Sprint Corp-PCS Group *	3,000	73,230
St. Paul Cos Inc	2,630	115,641
Starwood Hotels & Resorts Worldwide Inc	930	27,761
Sun Microsystems Inc *	6,680	82,431
SunGard Data Systems Inc *	3,140	90,840
Synopsys Inc *	450	26,582
Target Corp	3,040	124,792
Texas Instruments Inc	5,510	154,280
United Parcel Service Inc	560	30,520
UNUMProvident Corp	1,770	46,923
VeriSign Inc *	2,650	100,806
Veritas Software Corp *	3,830	171,661
Viacom Inc *	6,440	284,326

		8,609,768

Total Common Stocks
(Cost $21,497,526)		21,668,517

	Principal
	Amount

CONVERTIBLE CORPORATE BONDS & NOTES - 0.60%

Cayman Islands - 0.45%

HMC Cayman Finance Co
3.000% due 08/17/03	$80,000	83,736
IBK Cayman Finance Co
1.500% due 08/17/03	20,000	21,216

		104,952

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
GLOBAL GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal	Market
	Amount	Value
Taiwan - 0.15%

Acer Communications & Multimedia Inc
0.000% due 02/21/06	$32,000	$35,360

Total Convertible Corporate Bonds & Notes
(Cost $134,865)		140,312

		Value

SHORT-TERM INVESTMENTS - 10.85%

COMMERCIAL PAPER - 10.50%

Freddie Mac
1.490% due 01/02/02	2,451,000	2,450,899

Total Commercial Paper		2,450,899

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.35%

State Street Bank and Trust Co
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $81,006; collateralized by U.S.
Treasury Notes--market value
$88,342 and due 02/15/21)	81,000	81,000

Total Securities Held Under Repurchase
Agreement		81,000

Total Short-Term Investments
(Cost $2,531,899)		2,531,899

TOTAL INVESTMENTS - 105.43%
(Cost $24,452,351)		24,601,934

OTHER ASSETS AND
LIABILITIES, NET - (5.43%)		(1,266,314)

NET ASSETS - 100.00%		$23,335,620

Notes to Schedule of Investments

(a) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis	$24,452,351

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost	$1,270,349

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value	(1,120,766)

Net unrealized appreciation	$149,583

See Notes to Financial Statements

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments
December 31, 2001

	Shares	Market Value
COMMON STOCKS - 95.39%

Autos & Transportation - 1.43%

AMR Corp DE *	29,800	$660,666
Burlington Northern Santa Fe Corp	78,710	2,245,596
Cooper Tire & Rubber Co	14,000	223,440
CSX Corp	33,600	1,177,680
Dana Corp	28,628	397,357
Delphi Automotive Systems	108,405	1,480,812
Delta Air Lines Inc	15,200	444,752
FedEx Corp *	58,688	3,044,733
General Motors Corp	96,644	4,696,898
Genuine Parts Co	30,675	1,125,772
Goodyear Tire & Rubber Co	33,500	797,635
Harley-Davidson Inc	53,000	2,878,430
Navistar International Corp	12,060	476,370
Norfolk Southern Corp	72,800	1,334,424
PACCAR Inc	16,066	1,054,251
Southwest Airlines	147,430	2,724,506
TRW Inc	22,800	844,512
Union Pacific Corp	48,000	2,736,000
US Airways Group Inc *	13,000	82,420
Visteon Corp	25,318	380,783

		28,807,037
Consumer Discretionary - 13.80%

Alberto-Culver Co ‘B’	9,438	422,256
Alcan Inc	58,930	2,117,355
Allied Waste Industries Inc *	38,200	537,092
American Greetings Corp ‘A’	13,260	182,723
AOL Time Warner Inc *	814,560	26,147,376
Autozone Inc *	22,900	1,644,220
Avon Products	40,900	1,901,850
Bed Bath & Beyond Inc *	47,500	1,610,250
Best Buy Co Inc *	36,000	2,681,280
Big Lots Inc	21,900	227,760
Black & Decker Corp	17,400	656,502
Carnival Corp ‘A’	114,800	3,223,584
Cendant Corp *	177,228	3,475,441
Cintas Corp	27,700	1,340,403
Circuit City Stores Inc	35,900	931,605
Clear Channel Communications Inc *	104,212	5,305,433
Convergys Corp *	32,289	1,210,515
Costco Wholesale Corp *	78,144	3,468,031
Darden Restaurants Inc	26,000	920,400
Dillard’s Inc ‘A’	16,500	264,000
Dollar General Corp	63,993	953,496
Eastman Kodak Co	49,600	1,459,728
Family Dollar Stores	25,600	767,488
Federated Department Stores *	38,300	1,566,470
Gannett Co Inc	45,700	3,072,411
Gillette Co	187,600	6,265,840
Harrah’s Entertainment Inc *	22,650	838,276
Hasbro Inc	39,425	639,868
Hilton Hotels Corp	64,900	708,708
Home Depot Inc	431,250	21,998,062
International Flavors-Fragrances Inc	18,600	552,606
International Game Technology *	13,400	915,220
J.C. Penney Co Inc	46,400	1,248,160
Jones Apparel Group Inc *	22,500	746,325
Kimberly-Clark Corp	94,761	5,666,708
Kmart Corp *	95,600	521,976
Knight-Ridder Inc	14,200	922,006
Kohl’s Corp *	57,600	4,057,344
Leggett & Platt Inc	36,400	837,200
Liz Claiborne Inc	6,060	301,485
Loews Corp	33,800	1,871,844
Lowe’s Cos Inc	136,400	6,330,324
Marriott International Inc ‘A’	47,200	1,918,680
Mattel Inc	83,650	1,438,780
May Department Stores Co	57,900	2,141,142
Maytag Corp	14,700	456,141
McDonald’s Corp	230,800	6,109,276
McGraw-Hill Cos Inc	32,700	1,994,046
Meredith Corp	8,900	317,285
New York Times Co ‘A’	33,400	1,444,550
Newell Rubbermaid Inc	53,534	1,475,932
Nike Inc ‘B’	50,900	2,862,616
Nordstrom Inc	25,920	524,362
Office Depot Inc *	63,100	1,169,874
Omnicom Group	31,600	2,823,460
R.R. Donnelley & Sons	22,700	673,963
RadioShack Corp	35,944	1,081,914
Reebok International Ltd	5,380	142,570
Robert Half International Inc *	36,400	971,880
Sears Roebuck & Co	56,400	2,686,896
Snap-On Inc	11,150	375,309
Stanley Works	14,400	670,608
Staples Inc *	74,450	1,392,215
Starbucks Corp *	62,800	1,196,340
Starwood Hotels & Resorts Worldwide Inc	38,270	1,142,359
Target Corp	165,400	6,789,670
The Gap Inc	156,650	2,183,701
The Interpublic Group of Cos Inc	74,358	2,196,535
The Limited Inc	82,596	1,215,813
The Walt Disney Co	373,006	7,728,684
Tiffany & Co	28,300	890,601
TJX Cos Inc	55,900	2,228,174
TMP Worldwide Inc *	16,200	694,980
Toys R Us Inc *	40,100	831,674
Tribune Co	60,014	2,246,324
Tricon Global Restaurants Inc *	28,470	1,400,724
Tupperware Corp	14,100	271,425
Tyco International Ltd	369,083	21,738,989
Univision Communications Inc *	40,400	1,634,584
VF Corp	21,700	846,517
Viacom Inc *	319,686	14,114,137
Viacom Inc ‘B’ *	6,100	269,925
Wal-Mart Stores Inc	821,900	47,300,345
Waste Management Inc	121,160	3,866,216
Wendy’s International Inc	23,900	697,163
Whirlpool Corp	9,400	689,302
Yahoo! Inc *	109,400	1,940,756

		277,296,058
Consumer Staples - 7.06%

Albertson’s Inc	75,178	2,367,355
Anheuser-Busch Cos Inc	164,300	7,428,003
Brown-Forman Corp ‘B’	13,261	830,139
Campbell Soup Co	80,400	2,401,548
Clorox Co	47,700	1,886,535
Coca-Cola Co	455,300	21,467,395
Coca-Cola Enterprises Inc	83,200	1,575,808
Colgate-Palmolive Co	99,900	5,769,225
Conagra Foods Inc	98,100	2,331,837
Coors (Adolph) Co	8,790	469,386
CVS Corp	68,600	2,030,560
General Mills Inc	65,400	3,401,454
H.J. Heinz Co	61,050	2,510,376
Hershey Foods Corp	24,800	1,678,960
Kellogg Co	69,000	2,076,900
Kroger Co *	146,300	3,053,281
Pepsi Bottling Group Inc	55,600	1,306,600
PepsiCo Inc	323,580	15,755,110
Philip Morris Cos Inc	396,552	18,181,909
Procter & Gamble Co	237,000	18,753,810
Safeway Inc *	88,700	3,703,225

See Notes to Financial Statements		See explanation of symbols on B-93

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Shares	Market Value

Sara Lee Corp	149,925	$3,332,833
Supervalu Inc	21,600	477,792
Sysco Corp	116,700	3,059,874
Unilever NV ‘NY’	107,392	6,186,853
UST Inc	31,600	1,106,000
Walgreen Co	182,100	6,129,486
Winn-Dixie Stores Inc	27,200	387,600
Wm Wrigley Jr Co	43,700	2,244,869

		141,904,723
Diversified - 5.20%

Brunswick Corp	17,200	374,272
Crane Co	12,150	311,526
Eaton Corp	14,300	1,064,063
Fortune Brands Inc	29,500	1,167,905
General Electric Co	1,822,900	73,061,832
Georgia-Pacific Corp	43,176	1,192,089
Honeywell International Inc	148,175	5,011,279
Illinois Tool Works Inc	57,300	3,880,356
ITT Industries Inc	17,000	858,500
Johnson Controls Inc	15,900	1,283,925
Minnesota Mining & Manufacturing Co	72,500	8,570,225
Schlumberger Ltd	101,400	5,571,930
Textron Inc	29,200	1,210,632
Thermo Electron Corp *	35,100	837,486

		104,396,020
Energy - 1.12%

Anadarko Petroleum Corp	44,688	2,540,513
Apache Corp	21,450	1,069,926
Baker Hughes Inc	66,900	2,439,843
Burlington Resources Inc	43,147	1,619,738
Calpine Corp *	52,500	881,475
Devon Energy Corp	20,089	776,440
Dynegy Inc	60,500	1,542,750
El Paso Corp	89,525	3,993,710
EOG Resources Inc	20,700	809,577
Halliburton Co	83,100	1,088,610
Inco Ltd *	35,200	596,288
McDermott International Inc	9,600	117,792
Nabors Industries Inc *	20,369	699,268
Noble Drilling Corp *	26,000	885,040
Rowan Cos Inc *	17,700	342,849
Sunoco Inc	16,257	607,036
Williams Cos Inc	93,800	2,393,776

		22,404,631
Financial Services - 18.48%

AFLAC Inc	104,300	2,561,608
Allstate Corp	127,578	4,299,379
AMBAC Financial Group Inc	20,500	1,186,130
American Express Co	236,000	8,422,840
American International Group Inc	479,542	38,075,635
Amsouth Bancorp	74,950	1,416,555
Aon Corp	50,725	1,801,752
Automatic Data Processing Inc	111,000	6,537,900
Bank of America Corp	288,019	18,130,796
Bank of New York Co Inc	129,500	5,283,600
Bank One Corp	207,954	8,120,604
BB&T Corp	85,019	3,070,036
Capital One Financial Corp	35,900	1,936,805
Charles Schwab Corp	268,400	4,152,148
Charter One Financial Inc	44,199	1,200,003
Chubb Corp	31,600	2,180,400
CIGNA Corp	25,500	2,362,575
Cincinnati Financial Corp	33,700	1,285,655
Citigroup Inc	946,919	47,800,471
Comerica Inc	36,250	2,077,125
Concord EFS Inc *	83,000	2,720,740
Conseco Inc *	65,413	291,742
Countrywide Credit Industries Inc	18,700	766,139
Deluxe Corp	13,700	569,646
Dow Jones & Co Inc	17,600	963,248
Equifax Inc	27,100	654,465
Equity Office Properties Trust	80,500	2,421,440
Equity Residential Properties Trust	48,100	1,380,951
Fannie Mae	183,100	14,556,450
Fifth Third Bancorp	102,343	6,302,282
First Data Corp	73,000	5,726,850
Fiserv Inc *	36,150	1,529,868
FleetBoston Financial Corp	191,348	6,984,202
Ford Motor Credit Co	325,544	5,117,552
Franklin Resources Inc	51,200	1,805,824
Freddie Mac	126,800	8,292,720
Golden West Financial Corp	26,200	1,541,870
Hamp;R Block Inc	33,900	1,515,330
Hartford Financial Services Group	43,700	2,745,671
Household International Inc	81,692	4,733,234
Huntington Bancshares Inc	43,923	755,036
Jefferson-Pilot Corp	27,900	1,290,933
John Hancock Financial Services	61,300	2,531,690
JP Morgan Chase & Co	363,371	13,208,536
KeyCorp	82,200	2,000,748
Lehman Brothers Holdings Inc	45,500	3,039,400
Lincoln National Corp	36,300	1,763,091
Marsh & McLennan Cos Inc	52,150	5,603,517
MBIA Inc	29,100	1,560,633
MBNA Corp	149,647	5,267,574
Mellon Financial Corp	82,200	3,092,364
Merrill Lynch & Co Inc	149,531	7,793,556
Metlife Inc	143,400	4,542,912
MGIC Investment Corp	20,700	1,277,604
Moody’s Corp	32,100	1,279,506
Morgan Stanley Dean Witter & Co	203,603	11,389,552
National City Corp	116,300	3,400,612
Northern Trust Corp	37,400	2,252,228
Paychex Inc	63,900	2,239,056
PNC Financial Services Group Inc	50,000	2,810,000
Progressive Corp-Ohio	13,300	1,985,690
Providian Financial Corp	48,700	172,885
Regions Financial Corp	44,000	1,321,760
Ryder Systems Inc	11,700	259,155
SAFECO Corp	24,740	770,651
SouthTrust Corp	54,600	1,346,982
St. Paul Cos Inc	35,998	1,582,832
State Street Corp	63,000	3,291,750
Stilwell Financial Inc	42,900	1,167,738
SunTrust Banks Inc	53,300	3,341,910
Synovus Financial Corp	56,150	1,406,557
T. Rowe Price Group Inc	23,800	826,574
The Bear Stearns Cos Inc	20,320	1,191,565
Torchmark Corp	23,500	924,255
U.S. Bancorp	348,799	7,300,363
Union Planters Corp	27,700	1,250,101
UNUMProvident Corp	46,705	1,238,150
USA Education Inc	31,800	2,671,836
Wachovia Corp SC	248,910	7,805,818
Washington Mutual Inc	164,938	5,393,473
Wells Fargo & Co	314,105	13,647,862
XL Capital Ltd ‘A’	20,600	1,882,016
Zions BanCorp	17,500	920,150

		371,320,862
Health Care - 13.50%

Abbott Laboratories	283,500	15,805,125
Aetna Inc	23,239	766,655
Allergan Inc	25,500	1,913,775
American Home Products Corp	240,600	14,763,216

See Notes to Financial Statements		See explanation of symbols on B-93

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Shares	Market Value

AmerisourceBergen Corp	16,800	$1,067,640
Amgen Inc *	190,900	10,774,396
Bausch & Lomb Inc	8,600	323,876
Baxter International Inc	105,300	5,647,239
Becton Dickinson & Co	49,100	1,627,665
Biogen Inc *	25,300	1,450,955
Biomet Inc	44,665	1,380,148
Boston Scientific Corp *	77,700	1,874,124
Bristol-Myers Squibb Co	355,700	18,140,700
C.R. Bard Inc	6,300	406,350
Cardinal Health Inc	79,175	5,119,455
Chiron Corp *	32,200	1,411,648
Eli Lilly & Co	205,700	16,155,678
Forest Laboratories Inc *	30,900	2,532,255
Genzyme Corp *	30,700	1,837,702
Guidant Corp *	55,700	2,773,860
HCA Inc	102,084	3,934,317
Health Management Associates Inc ‘A’ *	45,900	844,560
Healthsouth Corp *	77,500	1,148,550
Humana Inc *	32,900	387,891
Immunex Corp *	96,100	2,662,931
IMS Health Inc	58,300	1,137,433
Johnson & Johnson	561,922	33,209,590
King Pharmaceuticals Inc *	44,733	1,884,601
Manor Care Inc *	18,500	438,635
McKesson Corp	55,139	2,062,199
MedImmune Inc *	35,600	1,650,060
Medtronic Inc	221,200	11,327,652
Merck & Co Inc	420,400	24,719,520
Pfizer Inc	1,159,675	46,213,049
Pharmacia Corp	238,159	10,157,481
Quintiles Transnational Corp *	24,600	395,568
Schering-Plough Corp	267,800	9,589,918
St. Jude Medical Inc *	17,556	1,363,223
Stryker Corp	38,600	2,253,082
Tenet Healthcare Corp	56,300	3,305,936
UnitedHealth Group Inc	55,900	3,956,043
Watson Pharmaceuticals Inc *	20,300	637,217
Wellpoint Health Networks *	10,100	1,180,185
Zimmer Holdings Inc *	30,730	938,494

		271,170,597
Integrated Oils - 5.12%

Amerada Hess Corp	18,400	1,150,000
Chevron Texaco Corp	193,168	17,309,784
Conoco Inc	121,003	3,424,385
Exxon Mobil Corp	1,255,478	49,340,285
Kerr-McGee Corp	15,298	838,330
Marathon Oil Corp	59,800	1,794,000
Occidental Petroleum Corp	71,700	1,902,201
Phillips Petroleum Co	66,460	4,004,880
Royal Dutch Petroleum Co ‘NY’	395,700	19,397,214
Transocean Sedco Forex Inc	53,989	1,825,908
Unocal Corp	49,600	1,789,072

		102,776,059
Materials & Processing - 2.64%

Air Products & Chemicals Inc	37,500	1,759,125
Alcoa Inc	152,572	5,423,935
Allegheny Technologies Inc	15,502	259,658
Archer-Daniels-Midland Co	128,494	1,843,889
Ashland Inc	10,400	479,232
Avery Dennison Corp	21,100	1,192,783
Ball Corp	5,300	374,710
Bemis Co	10,200	501,636
Barrick Gold Corp	94,044	1,500,002
Boise Cascade Corp	13,000	442,130
Dow Chemical Co	158,885	5,367,135
Du Pont E.I. de Nemours & Co	186,082	7,910,346
Eastman Chemical Co	16,525	644,806
Ecolab Inc	24,740	995,785
Engelhard Corp	22,612	625,900
Fluor Corp	15,300	572,220
Freeport-McMoRan Copper & Gold Inc *	32,100	429,819
Great Lakes Chemical Corp	12,100	293,788
Hercules Inc	21,900	219,000
International Paper Co	83,527	3,370,314
Louisiana-Pacific Corp	20,300	171,332
Masco Corp	89,000	2,180,500
Mead Corp	17,700	546,753
Newmont Mining Corp	27,122	518,301
Nucor Corp	16,700	884,432
Pactiv Corp *	35,300	626,575
Phelps Dodge Corp	13,050	422,820
Placer Dome Inc	63,400	691,694
PPG Industries Inc	32,600	1,686,072
Praxair Inc	32,200	1,779,050
Rohm & Haas Co	42,598	1,475,169
Sealed Air Corp *	16,160	659,651
Sherwin-Williams Co	30,200	830,500
Sigma-Aldrich	14,700	579,327
Temple-Inland Inc	10,100	572,973
United States Steel Corp	12,060	218,407
Vulcan Materials Co	17,800	853,332
Westvaco Corp NY	19,100	543,395
Weyerhaeuser Co	41,700	2,255,136
Willamette Industries Inc	21,200	1,104,944
Worthington Industries Inc	18,155	257,801

		53,064,377
Producer Durables - 2.78%

Agilent Technologies Inc *	88,431	2,521,168
American Power Conversion *	37,800	546,588
Andrew Corp *	15,725	344,220
Applied Materials Inc *	152,400	6,111,240
Boeing Co	152,861	5,927,950
Caterpillar Inc	59,300	3,098,425
Centex Corp	11,500	656,535
Cooper Industries Inc	13,700	478,404
Cummins Inc	8,000	308,320
Danaher Corp	23,600	1,423,316
Deere & Co	38,700	1,689,642
Dover Corp	39,400	1,460,558
Emerson Electric Co	75,100	4,288,210
Goodrich Corp	20,300	540,386
Ingersoll-Rand Co	31,650	1,323,287
KB Home	3,700	148,370
KLA-Tencor Corp *	31,000	1,536,360
Lexmark International Group Inc ‘A’ *	21,200	1,250,800
Lockheed Martin Corp	75,642	3,530,212
Millipore Corp	9,152	555,526
Molex Inc	37,800	1,169,910
Northrop Grumman Corp	13,800	1,391,178
Novellus Systems Inc *	22,500	887,625
Pall Corp	23,766	571,810
Parker Hannifin Corp	21,775	999,690
Pitney Bowes Inc	49,100	1,846,651
Power-One Inc *	13,100	136,371
Pulte Homes Inc	8,200	366,294
Rockwell Collins Inc	35,400	690,300
Tektronix Inc *	18,200	469,196
Teradyne Inc *	33,800	1,018,732
Thomas & Betts Corp	11,300	238,995
United Technologies Corp	82,800	5,351,364
W.W. Grainger Inc	18,900	907,200
Waters Corp *	23,000	891,250
Xerox Corp	121,900	1,270,198

		55,946,281

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

		Market
	Shares	Value
Technology - 16.24%

ADC Telecommunications Inc *	151,288	$695,925
Adobe Systems Inc	40,600	1,260,630
Advanced Micro Devices *	65,700	1,042,002
Altera Corp *	74,900	1,589,378
Analog Devices Inc *	70,100	3,111,739
Apple Computer Inc *	57,000	1,248,300
Applied Biosystems Group - Applera Corp	40,900	1,606,143
Applied Micro Circuits Corp *	44,800	507,136
Autodesk Inc	6,360	237,037
Avaya Inc *	57,462	698,163
BMC Software Inc *	46,500	761,205
Broadcom Corp *	49,976	2,048,016
BroadVision Inc *	100	274
CIENA Corp *	50,200	718,362
Cisco Systems Inc *	1,347,616	24,405,326
Citrix Systems Inc *	29,500	668,470
Compaq Computer Corp	296,242	2,891,322
Computer Associates International Inc	109,900	3,790,451
Computer Sciences Corp *	30,900	1,513,482
Compuware Corp *	72,500	854,775
Comverse Technology Inc *	29,000	648,730
Conexant Systems Inc *	32,700	469,572
Corning Inc	181,191	1,616,224
Dell Computer Corp *	477,900	12,989,322
Electronic Data Systems Corp	83,200	5,703,360
EMC Corp MA *	412,350	5,541,984
Gateway Inc *	62,500	502,500
General Dynamics Corp	35,940	2,862,262
Hewlett-Packard Co	348,600	7,160,244
Intel Corp	1,236,620	38,891,699
IBM Corp	317,081	38,354,118
Intuit Inc *	39,000	1,667,640
Jabil Circuit Inc *	34,900	792,928
JDS Uniphase Corp *	266,395	2,325,628
Linear Technology Corp	54,900	2,143,296
LSI Logic Corp *	66,000	1,041,480
Lucent Technologies Inc	608,251	3,825,899
Maxim Integrated Products Inc *	63,604	3,339,846
Mercury Interactive Corp *	9,800	333,004
Micron Technology Inc *	114,800	3,558,800
Microsoft Corp *	987,386	65,434,071
Motorola Inc	409,102	6,144,712
National Semiconductor Corp *	28,500	877,515
NCR Corp *	19,100	704,026
Network Appliance Inc *	48,309	1,056,518
Nortel Networks Corp	612,414	4,593,105
Novell Inc *	51,000	234,090
NVIDIA Corp *	25,400	1,699,260
Oracle Corp *	1,037,136	14,322,848
Palm Inc *	113,267	439,476
Parametric Technology Corp *	51,200	399,872
PeopleSoft Inc *	48,398	1,945,600
PerkinElmer Inc	19,500	682,890
PMC-Sierra Inc *	24,600	522,996
QLogic Corp *	12,200	543,022
QUALCOMM Inc *	141,000	7,120,500
Raytheon Co	72,400	2,350,828
Rockwell International Corp	35,400	632,244
Sabre Holdings Corp *	25,702	1,088,480
Sanmina-SCI Corp *	87,104	1,733,370
Sapient Corp *	19,600	151,312
Scientific-Atlanta Inc	27,700	663,138
Siebel Systems Inc *	87,320	2,443,214
Solectron Corp *	154,366	1,741,248
Sun Microsystems Inc *	611,900	7,550,846
Symbol Technologies Inc	43,850	696,338
Tellabs Inc *	64,300	966,429
Texas Instruments Inc	322,470	9,029,160
Unisys Corp *	61,300	768,702
Veritas Software Corp *	79,023	3,541,811
Vitesse Semiconductor Corp *	25,600	318,976
Xilinx Inc *	64,600	2,522,630

		326,335,899

Utilities - 8.02%

AT&T Wireless Services Inc *	470,916	6,767,063
AES Corp *	102,982	1,683,756
Allegheny Energy Inc	23,600	854,792
Alltel Corp	59,100	3,648,243
Ameren Corp	22,900	968,670
American Electric Power	59,160	2,575,235
AT&T Corp	648,453	11,762,937
BellSouth Corp	343,000	13,085,450
CenturyTel Inc	29,350	962,680
Cinergy Corp	30,813	1,030,079
Citizens Communications Co *	55,200	588,432
CMS Energy Corp	16,400	394,092
Comcast Corp 'A' *	168,170	6,054,120
Consolidated Edison Inc	40,600	1,638,616
Constellation Energy Group Inc	31,450	834,998
Dominion Resources Inc VA	42,585	2,559,359
DTE Energy Co	29,900	1,254,006
Duke Energy Co	137,052	5,380,662
Edison International *	63,100	952,810
Entergy Corp	45,700	1,787,327
Exelon Corp	55,512	2,657,915
FirstEnergy Corp	53,181	1,860,277
FPL Group Inc	29,200	1,646,880
KeySpan Corp	26,622	922,452
Kinder Morgan Inc	22,200	1,236,318
Mirant Corp *	72,198	1,156,612
Nextel Communications Inc 'A' *	135,900	1,489,464
Niagara Mohawk Holdings Inc *	31,000	549,630
Nicor Inc	8,800	366,432
NiSource Inc	39,973	921,777
Peoples Energy Corp	6,100	231,373
PG&E Corp	75,000	1,443,000
Pinnacle West Capital Corp	17,900	749,115
PPL Corp	25,566	890,975
Progress Energy Inc *	39,900	1,796,697
Public Service Enterprise Group	40,900	1,725,571
Qwest Communications Int'l Inc	298,392	4,216,279
Reliant Energy Inc	53,929	1,430,197
SBC Communications Inc	616,457	24,146,621
Sempra Energy	38,358	941,689
Sprint Corp-FON Group	155,800	3,128,464
Sprint Corp-PCS Group *	182,200	4,447,502
Teco Energy Inc	25,500	669,120
The Southern Co	118,400	3,001,440
TXU Corp	43,410	2,046,782
Verizon Communications Inc	495,054	23,495,263
WorldCom Inc-WorldCom Group	519,547	7,315,222
Xcel Energy Inc	66,479	1,844,127

		161,110,521

Total Common Stocks
(Cost $1,890,327,785)		1,916,533,065

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal
	Amount	Value

SHORT-TERM INVESTMENT - 4.45%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 4.45%
State Street Bank and Trust Co
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $89,514,216; collateralized by U.S.
Treasury Notes--market value
$42,340,588 and due 12/31/03;
and market value
$48,965,850 and due 08/15/19)	$89,508,000	$89,508,000

Total Securities Held Under Repurchase
Agreement		89,508,000

Total Short-Term Investment
(Cost $89,508,000)		89,508,000

TOTAL INVESTMENTS - 99.84%
(Cost $1,979,835,785)		2,006,041,065

OTHER ASSETS AND
LIABILITIES, NET - 0.16%		3,179,840

NET ASSETS - 100.00%		$2,009,220,905

Notes to Schedule of Investments
(a) The amount of $5,145,000 in cash has been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:
	Number of	Unrealized
Type	Contracts	Appreciation

S&P 500 (03/02)	331	$430,678

(b) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:
Tax cost basis		$1,979,835,785

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost		$332,136,429

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value		(305,931,149)

Net unrealized appreciation		$26,205,280

See Notes to Financial Statements

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value

CONVERTIBLE PREFERRED STOCK - 0.00%

Financial Services - 0.00%

Corrections Corp of America *	328	$6,436

Total Convertible Preferred Stock
(Cost $183)		6,436

COMMON STOCK WARRANT - 0.00%

Health Care - 0.00%

Endo Pharmaceutical *	1,200	936

Total Common Stock Warrant
(Cost $5,524)		936

COMMON STOCKS - 93.24%

Autos & Transportation - 3.40%

A.O. Smith Corp	2,800	54,600
AAR Corp	5,500	49,555
Airborne Inc	10,100	149,783
AirTran Holdings Inc *	11,800	77,880
Alaska Air Group Inc *	6,700	194,970
Alexander & Baldwin Inc	11,200	299,040
America West Holdings Corp 'B' *	7,600	26,600
American Axle & Manufacturing Inc *	1,500	32,070
Arctic Cat Inc	3,200	54,400
Arkansas Best Corp *	6,100	175,802
ArvinMeritor Inc	17,225	338,299
Atlantic Coast Airlines Holdings Inc *	10,700	249,203
Atlas Air Worldwide Holdings Inc *	3,250	47,612
Aviall Inc *	2,200	16,610
Bandag Inc	2,100	72,996
BorgWarner Inc	6,800	355,300
Coachmen Industries Inc	2,200	26,400
Collins & Aikman Corp *	29,600	227,920
Consolidated Freightways Corp *	1,400	7,126
Cooper Tire & Rubber Co	16,300	260,148
Covenant Transport Inc *	700	11,172
Dura Automotive Systems Inc *	2,700	29,700
EGL Inc *	9,950	138,802
Exide Technologies	5,000	6,150
Federal-Mogul Corp *	23,900	18,881
Fleetwood Enterprise Inc	11,900	134,827
Florida East Coast Industries	5,200	120,380
Forward Air Corp *	4,200	142,464
Frontier Airlines Inc *	6,700	113,900
Gulfmark Offshore Inc *	1,700	48,127
Hayes Lemmerz International Inc *	2,100	525
Heartland Express Inc *	4,200	116,634
IMPCO Technologies Inc *	1,800	22,842
J.B. Hunt Transport Services Inc	5,000	116,000
Kansas City Southern Industries Inc *	13,000	183,690
Kirby Corp	3,900	107,445
Knight Transportation Inc *	5,475	102,820
Landstar System Inc *	2,600	188,526
Mesa Air Group Inc *	8,500	63,920
Mesaba Holdings Inc *	3,800	27,056
Midwest Express Holdings Inc *	2,300	33,580
Modine Manufacturing Co	8,600	200,638
Monaco Coach Corp *	5,325	116,458
Offshore Logistics Inc *	4,000	71,040
Oglebay Norton Co	2,300	35,650
Oshkosh Truck Corp	4,750	231,562
Overseas Shipholding Group	5,700	128,250
Polaris Industries Inc	5,900	340,725
Railamerica Inc *	7,000	101,220
Roadway Corp	3,700	135,790
Sauer-Danfoss Inc	2,000	16,000
Sports Resorts International Inc *	4,200	32,382
Standard Motor Products Inc	3,400	47,260
Stoneridge Inc *	6,300	57,330
Superior Industries International Inc	5,500	221,375
Swift Transportation Co Inc *	15,030	323,295
TBC Corp *	6,600	88,374
Thor Industries Inc	1,200	44,460
Tower Automotive Inc *	7,400	66,822
USFreightways Corp	6,600	207,240
Wabash National Corp	4,500	35,100
Wabtec Corp	4,510	55,473
Werner Enterprise Inc	8,000	194,400
Winnebago Industries Inc	3,100	114,514
Yellow Corp *	6,100	153,110

		7,462,223

Consumer Discretionary - 17.23%

1-800 CONTACTS Inc *	2,800	34,832
1-800-FLOWERS.com *	3,300	51,480
4 Kids Entertainment Inc *	1,600	32,048
99 Cents Only Stores *	7,050	268,605
Aaron Rents Inc	2,700	44,010
ABM Industries Inc	5,300	166,155
Acclaim Entertainment Inc *	12,800	67,840
Ackerley Group Inc *	4,600	80,500
Action Performance Cos Inc *	3,800	116,318
Activision Inc *	9,250	240,592
ACTV Inc *	8,000	14,960
Acuity Brands Inc	12,100	146,410
Administaff Inc *	5,000	137,050
Advanced Marketing Services Inc	2,500	45,625
ADVO Inc *	4,900	210,700
AFC Enterprises *	4,300	122,077
Alliance Gaming Corp *	4,100	120,499
Alloy Online Inc *	4,400	94,732
Ambassadors International Inc	800	16,792
AMC Entertainment Inc *	3,500	42,000
AMERCO Inc *	1,700	31,994
America Online Latin America Inc *	5,400	24,570
American Greetings Corp 'A'	17,600	242,528
American Woodmark Corp	1,700	91,375
Ameristar Casinos Inc *	1,700	42,585
ANC Rental Corp *	7,300	4,270
AnnTaylor Stores Corp *	6,100	213,500
APAC Customer Services Inc *	11,600	30,160
Applebee’s International Inc	8,650	295,830
Applica Inc *	4,300	38,743
Arden Group Inc *	600	36,300
Argosy Gaming Co *	5,900	191,868
Aztar Corp *	10,100	184,830
Bally Total Fitness Holding Corp *	5,500	118,580
Banta Corp	7,800	230,256
Bassett Furniture Industries	4,200	58,842
Beasley Broadcast Group Inc *	2,400	31,224
Bebe Stores Inc *	1,600	29,856
Blyth Inc	6,800	158,100
Bob Evans Farms Inc	10,100	248,157
Boca Resorts Inc *	4,600	60,260
Boron Lepore & Associates Inc *	2,400	33,096
Bowne & Co Inc	6,900	88,320
Boyd Gaming Corp *	3,700	24,050
Boyds Collection Ltd *	9,700	65,669
Bright Horizons Family Solutions Inc *	2,100	58,779

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Shares	Market Value

Brightpoint Inc *	11,400	$35,796
Brown Shoe Co Inc	3,200	51,968
BUCA Inc *	4,600	74,566
Buckle Inc *	700	15,610
Burlington Coat Factory Warehouse Corp	3,500	58,800
Bush Industries	3,700	40,182
California Pizza Kitchen Inc *	5,000	123,750
Career Education Corp *	10,800	370,224
Casella Waste Systems Inc *	4,800	71,088
Cato Corp	3,600	68,040
CBRL Group Inc	14,300	420,992
CDI Corp *	2,300	43,700
CEC Entertainment Inc *	7,150	310,238
Central Parking Corp	5,200	102,128
Century Business Services Inc *	28,500	65,550
Championship Auto Racing Teams Inc *	4,300	69,187
Charlotte Russe Holding Inc *	4,100	76,301
Charming Shoppes Inc *	28,500	151,335
Chemed Corp	1,900	64,410
Chico’s FAS Inc *	5,000	198,500
Choice Hotels International Inc *	8,600	190,490
Christopher & Banks Corp *	5,100	174,675
Churchill Downs Inc	1,000	36,970
Circuit City Stores Inc-Carmax Group *	8,600	195,564
Claire’s Stores Inc	8,800	132,880
Coinstar Inc *	6,000	150,000
Coldwater Creek Inc *	800	16,944
Cole National Corp *	1,100	18,205
Concord Camera Corp *	6,300	49,896
Consolidated Graphics Inc *	1,400	26,950
Copart Inc *	10,400	378,248
Corinthian Colleges Inc *	1,500	61,335
Corporate Executive Board Co *	9,000	330,300
Cost Plus Inc *	6,275	166,287
CoStar Group Inc *	2,100	50,421
CPI Corp	2,700	44,820
Crown Media Holdings Inc ‘A’ *	5,000	56,450
CSK Auto Corp *	4,200	41,790
CSS Industries Inc *	1,900	58,729
Cumulus Media Inc ‘A’ *	8,300	134,294
Daisytek International Corp *	5,400	71,118
Deb Shops Inc	100	2,425
dELiA*s Corp *	6,500	40,300
Dendrite International Inc *	7,650	107,329
DiamondCluster International Inc *	7,900	103,490
Digital Generation Systems *	13,030	14,463
DigitalThink Inc *	6,200	66,960
Dillard’s Inc ‘A’	17,200	275,200
Direct Focus Inc *	6,725	209,820
Dollar Thrifty Automotive Group Inc *	6,700	103,850
Dover Downs Entertainment	3,200	48,960
Dress Barn Inc *	2,700	67,527
Edison Schools Inc *	5,400	106,110
Education Management Corp	5,000	181,250
Electronics Boutique Holdings Corp *	2,100	83,874
Elizabeth Arden Inc *	3,800	58,026
Encompass Services Corp *	13,909	40,336
F.Y.I. Inc *	4,200	140,700
Factory 2-U Stores Inc *	2,800	56,112
Fedders USA Inc	13,800	41,952
Finish Line ‘A’ *	5,500	84,095
First Consulting Group Inc *	5,100	79,050
Fisher Communications Inc	600	26,400
Fisher Scientific International *	14,000	408,800
Footstar Inc *	5,700	178,410
Fossil Inc *	5,200	109,200
Fred’s Inc	3,675	150,528
FreeMarkets Inc *	7,700	184,569
Friedman’s Inc ‘A’	1,400	11,788
FTD.COM Inc *	3,300	23,100
FTI Consulting Inc *	2,300	75,440
Furniture Brands International Inc *	13,100	419,462
G&K Services Inc ‘A’	5,900	190,570
Garan Inc	1,200	51,000
Gaylord Entertainment Co *	4,600	113,160
Genesco Inc *	6,400	132,864
GenesisIntermedia Inc *	2,800	16,534
Getty Images Inc *	8,830	202,913
Global Imaging Systems Inc *	300	4,479
Global Sports Inc *	4,300	85,785
Gray Communications System	4,300	59,684
Green Mountain Coffee Inc *	1,300	35,607
Grey Global Group Inc	200	133,350
Group 1 Automotive Inc *	4,200	119,742
GTECH Holdings Corp *	7,000	317,030
Guess? Inc *	1,200	9,000
Guitar Center Inc *	5,600	76,384
Gymboree Corp *	8,500	101,405
Hancock Fabricks Inc	5,900	77,585
Handleman Co *	5,900	87,615
Harman International Industries Inc	9,400	423,940
Haverty Furniture	2,700	44,685
Heidrick & Struggles International Inc *	5,400	98,010
Herbalife International Inc ‘A’	5,500	78,210
Hibbett Sporting Goods Inc *	400	12,120
Hollywood Casino Corp *	400	4,200
Hollywood Entertainment Corp *	9,600	137,184
Hot Topic Inc *	4,800	150,672
HotJobs.com Ltd *	7,800	81,042
IHOP Corp	3,700	108,410
IKON Office Solutions Inc	36,700	429,023
Infogrames Inc *	2,900	20,561
Information Holdings Inc *	3,900	110,409
InfoSpace Inc *	64,500	132,225
InfoUSA Inc *	8,500	58,990
Insight Enterprises Inc *	11,525	283,515
Insurance Auto Auctions Inc *	2,100	30,471
Interlogix Inc *	4,095	158,354
InterNAP Network Services Corp *	25,500	29,580
International Game Technology *	3,200	218,560
Internet Capital Group Inc *	64,600	78,166
InterTAN Inc *	4,800	60,288
Isle of Capri Casinos Inc *	6,700	89,646
ITT Educational Services Inc *	5,600	206,472
Jack In The Box Inc *	9,600	264,384
Jakks Pacific Inc *	5,100	96,645
John Wiley & Sons Inc ‘A’	11,700	269,451
Journal Register Co *	7,000	147,280
K2 Inc *	2,100	15,141
Kellwood Co	6,800	163,268
Kelly Services Inc ‘A’	4,300	94,127
Kenneth Cole Productions Inc *	2,850	50,445
Key3media Group Inc *	4,600	24,518
Kforce Inc *	4,869	30,626
Korn/Ferry International *	7,200	76,680
K-Swiss Inc	2,000	66,500
Labor Ready Inc *	7,900	40,369
Landry’s Seafood Restaurants Inc	4,000	74,600
Lands’ End Inc *	3,000	150,480
Lawson Products Inc	2,400	62,400
La-Z-Boy Chair Co	13,800	301,116
Learning Tree International *	4,100	114,390
Lee Enterprises Inc	11,500	418,255
Libbey Inc	3,000	97,950
Liberty Corp	3,800	156,370
Liberty Digital Inc ‘A’ *	5,800	20,068
Liberty Livewire Corp *	3,800	26,399
Lightbridge Inc *	7,010	85,171

See Notes to Financial Statements		See explanation of symbols on B-93

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

		Market
	Shares	Value

Linens ‘n Things Inc *	8,000	$204,000
Lithia Motors Inc ‘A’ *	300	6,210
LodgeNet Entertainment Corp *	1,700	29,053
Lone Star Steakhouse & Saloon	6,200	91,946
Luby’s Inc	4,400	25,124
M T R Gaming Group Inc *	6,400	102,400
Magna Entertainment Corp *	6,500	45,500
Mail-Well Inc *	6,100	25,010
Marcus Corp	4,100	58,015
Martha Stewart Living Omnimedia ‘A’ *	3,300	54,285
Matthews International Corp ‘A’	6,300	154,854
Maximus Inc *	2,500	105,150
Media General Inc	2,700	134,541
MemberWorks Inc *	3,600	50,436
Mens Wearhouse Inc *	6,686	138,066
Metro One Telecommunications *	4,000	121,000
Metromedia International Group Inc *	14,400	11,664
Michaels Stores Inc *	16,800	553,560
Midas Inc	3,200	36,800
Midway Games Inc *	7,800	117,078
Movado Group Inc	900	17,280
Movie Gallery Inc *	2,550	62,118
MPS Group Inc *	25,900	184,926
MSC Industrial Direct Co Inc *	9,000	177,750
National Presto Industries Inc	1,300	36,075
Nautica Enterprises Inc *	8,700	111,273
Navigant Consulting Co *	6,400	35,200
Navigant International Inc *	3,300	37,785
NetRatings Inc *	600	9,408
New Horizons Worldwide Inc *	3,000	34,500
Nu Skin Enterprises Inc	8,100	70,875
O’Charley’s Inc *	4,000	74,040
OfficeMax Inc *	19,700	88,650
On Assignment Inc *	6,300	144,711
On Command Corp *	1,100	3,355
Oneida Ltd	2,800	36,260
O’Reilly Automotive Inc *	9,600	350,112
OshKosh B’Gosh Inc ‘A’	3,530	148,048
Overture Services Inc *	4,400	155,892
Oxford Industries Inc	2,500	59,000
P.F. Chang’s China Bistro Inc *	1,900	89,870
Pacific Sunwear of California *	7,650	156,213
Panera Bread Co *	1,900	98,876
Papa John’s International Inc *	4,600	126,408
ParkerVision Inc *	1,600	33,600
Paxson Communications Corp *	5,800	60,610
PC Connection Inc *	750	11,122
PDI Inc *	3,300	73,656
Pegasus Communications Corp *	12,900	134,289
Pegasus Solutions Inc *	4,800	68,160
Penn National Gaming Inc *	3,000	91,020
Pennzoil-Quaker State Co	20,900	302,005
Penton Media Inc	7,400	46,324
Pep Boys Manny Moe & Jack	10,200	174,930
PETsMART Inc *	28,600	281,424
Phillips-Van Heusen Corp	4,400	47,960
Pier 1 Imports Inc	24,100	417,894
Pinnacle Entertainment Inc *	3,900	23,517
Pittston Brink’s Group	14,051	310,527
PLATO Learning Inc *	4,766	79,163
Playboy Enterprises ‘B’ *	2,500	42,225
Playtex Products Inc *	3,900	38,025
Pre-Paid Legal Services Inc *	3,400	74,460
priceline.com Inc *	24,700	143,754
Pricesmart Inc *	2,000	70,000
Prime Hospitality Corp *	8,800	97,240
Private Media Group Inc *	1,500	14,700
ProBusiness Services Inc *	4,900	92,120
ProQuest Co *	2,900	98,339
Pulitzer Inc	1,900	96,900
QRS Corp *	2,650	37,365
Quiksilver Inc *	4,150	71,380
R.H. Donnelley Corp *	8,200	238,210
Rare Hospitality International Inc *	4,750	107,065
Recoton Corp *	3,300	44,880
Regent Communications Inc *	3,700	24,975
Regis Corp	10,200	262,956
Renaissance Learning Inc *	2,500	76,175
Rent-A-Center Inc *	1,600	53,712
Rent-Way Inc *	4,800	28,752
ResortQuest International Inc *	2,000	9,520
Resources Connection *	2,500	65,825
Revlon Inc *	3,300	21,978
Right Management Consultants *	3,400	58,820
Rollins Inc	2,800	56,000
Ruby Tuesday Inc	16,400	338,332
Russ Berrie & Co	1,800	54,000
Russell Corp	4,500	67,545
Ryan’s Family Steak Houses Inc *	8,700	188,355
Saga Communications Inc *	1,125	23,287
Salem Communications Corp	2,600	59,800
Salton Inc *	1,650	31,152
Schawk Inc	4,700	51,700
Scholastic Corp *	7,800	392,574
School Specialty Inc *	4,700	107,536
Scientific Games Corp *	8,000	70,000
SCP Pool Corp *	6,075	166,759
ShopKo Stores Inc *	4,900	46,550
Shuffle Master Inc *	6,500	101,855
Sinclair Broadcast Group Inc ‘A’	8,700	82,302
Sirius Satellite Radio Inc *	15,200	176,776
SITEL Corp *	10,900	26,160
Skechers U.S.A. Inc *	4,900	71,638
SkillSoft Corp *	1,900	49,248
Sonic Automotive Inc *	5,200	121,888
Sonic Corp *	5,700	205,200
Spanish Broadcasting System Inc *	13,050	129,064
Speedway Motorsports Inc *	2,200	55,616
Spherion Corp *	17,160	167,482
Spiegel Inc ‘A’	4,500	20,475
Stamps.com Inc *	13,900	49,762
Stanley Furniture Co Inc *	500	11,885
StarMedia Network Inc *	18,700	7,199
Startek Inc *	1,200	22,740
Station Casinos Inc *	10,950	122,530
Stein Mart Inc *	4,900	40,964
Steinway Musical Instruments *	2,700	44,847
Steven Madden Ltd *	2,300	32,361
Stewart Enterprises Inc ‘A’ *	25,300	151,547
Strayer Education Inc	1,800	87,696
Stride Rite Corp	8,200	53,710
Sturm Ruger & Co Inc	6,200	74,276
Sylvan Learning Systems Inc *	8,400	185,388
Take-Two Interactive Software Inc *	7,900	127,743
TeleTech Holdings Inc *	10,300	147,599
Tetra Tech Inc *	14,219	283,095
Tetra Technologies Inc *	3,000	62,850
The 3DO Co *	8,100	16,848
The Cheesecake Factory Inc *	9,650	335,530
The Children’s Place Retail Stores Inc *	3,100	84,165
The J. Jill Group Inc *	2,600	55,978
The Management Network Group Inc *	1,600	11,040
The Steak N Shake Co *	2,960	32,678
The Topps Co Inc *	11,200	136,080
The Yankee Candle Co *	2,800	63,448
THQ Inc *	6,400	310,208
TiVo Inc *	4,700	30,785
Too Inc *	7,300	200,750

See Notes to Financial Statements		See explanation of symbols on B-93

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Shares	Market Value

Toro Co	2,500	$112,500
Trans World Entertainment Corp *	5,900	44,840
Trendwest Resorts Inc *	1,350	34,182
Tropical Sportswear International Corp *	100	1,875
Tuesday Morning Corp *	3,400	61,506
Tupperware Corp	14,800	284,900
Tweeter Home Entertainment Group Inc *	5,300	153,700
Ultimate Electronics Inc *	2,700	81,000
UniFirst Corp	600	13,530
United Auto Group Inc *	900	23,229
United Natural Foods Inc *	3,200	80,000
United Stationers Inc *	9,100	306,215
Universal Electronics Inc *	3,500	60,235
Urban Outfitters Inc *	2,500	60,300
Vail Resorts Inc *	1,600	28,368
Value City Department Stores Inc *	6,100	28,670
ValueVision International Inc 'A' *	7,000	137,130
Vans Inc *	5,600	71,344
Ventiv Health Inc *	3,700	13,542
VerticalNet Inc *	10,900	15,260
Volt Information Sciences Inc *	1,100	18,810
Wackenhut Corp *	2,600	64,480
Wackenhut Corrections Corp *	600	8,316
Wallace Computer Services Inc	8,000	151,920
Waste Connections Inc *	7,700	238,623
Watson Wyatt & Co Holdings *	2,300	50,140
Westpoint Stevens Inc	4,600	11,270
Wet Seal Inc 'A' *	4,250	100,087
Wilsons The Leather Experts *	4,200	47,922
Wireless Facilities Inc *	5,700	38,361
WMS Industries *	3,800	76,000
Wolverine World Wide Inc	8,800	132,440
World Wrestling Federation Ent Inc *	1,900	24,985
Wyndham International Inc 'A' *	26,100	14,616
XM Satellite Radio Holdings Inc *	4,600	84,456
Young Broadcasting Inc 'A' *	4,400	78,980
Zale Corp *	8,600	360,168

		37,849,087

Consumer Staples - 2.93%

7-Eleven Inc *	4,500	52,695
American Italian Pasta Co *	4,800	201,744
Aurora Foods Inc *	2,800	14,140
Boston Beer Co Inc *	900	15,435
Casey’s General Stores Inc	11,700	174,330
Church & Dwight Inc	9,300	247,659
Coca-Cola Bottling Co	200	7,572
Dean Foods Co *	10,390	708,578
Del Monte Foods Co *	4,900	41,699
DIMON Inc	12,300	88,560
Dole Food Co Inc	10,800	289,764
Dreyer’s Grand Ice Cream Inc	5,600	215,656
Duane Reade Inc *	2,000	60,700
Farmer Brothers Co	100	26,500
Fleming Cos Inc	10,800	199,800
Flowers Foods Inc *	3,600	143,712
Great Atlantic & Pacific Tea Co *	4,700	111,766
Hain Celestial Group Inc *	6,200	170,252
Ingles Markets Inc	4,500	53,775
International Multifoods Corp	4,500	107,550
Interstate Bakeries Corp	6,300	152,334
J&J Snack Foods Corp *	400	9,780
Lance Inc	4,900	70,021
Longs Drug Stores Corp	8,700	203,406
Maui Land & Pineapple Co *	1,600	38,416
Nash Finch Co	3,600	111,960
National Beverage Corp *	3,700	43,845
Nature’s Sunshine Products Inc	1,500	17,610
NBTY Inc *	9,400	109,980
Pathmark Stores Inc *	8,900	219,474
Performance Food Group Co *	11,300	397,421
Pilgrims Pride Corp 'B'	1,700	23,035
Ralcorp Holdings Inc *	6,200	140,740
Riviana Foods Inc	3,100	55,025
Robert Mondavi Corp 'A' *	2,800	106,400
Ruddick Corp	5,900	94,341
Sanderson Farms Inc	1,900	40,565
Schweitzer-Mauduit International	2,900	68,875
Seaboard Corp	100	30,600
Sensient Technologies Corp	13,700	285,097
Smart & Final Inc *	2,300	24,012
Spartan Stores Inc *	4,800	57,408
Standard Commercial Corp	1,500	24,750
The Dial Corp	24,500	420,175
The J.M. Smucker Co	5,800	205,204
Triarc Co Inc *	2,650	64,395
Universal Corp VA	7,700	280,357
Vector Group Ltd	5,064	166,352
Wild Oats Markets Inc *	4,200	41,706

		6,435,171

Diversified - 0.72%

Carlisle Cos Inc	7,800	288,444
Federal Signal Corp	11,500	256,105
GenCorp Inc	6,500	91,715
GenTek Inc	960	1,642
Kaman Corp	4,400	68,640
Lancaster Colony Corp	7,700	273,427
Lynch Interactive Corp *	800	55,200
National Service Industries Inc	10,800	21,816
Quixote Corp	2,200	41,800
Sequa Corp 'A' *	900	42,768
Terremark Worldwide Inc *	24,700	14,079
Trinity Industries Inc	9,800	266,266
U.S. Industries Inc	13,600	34,816
Walter Industries Inc	8,400	95,004
Xanser Corp *	19,100	38,391

		1,590,113

Energy - 2.67%

3TEC Energy Corp *	3,600	50,400
Atwood Oceanics Inc *	3,100	108,035
Berry Petroleum 'A'	2,900	45,530
Cabot Oil & Gas Corp	7,700	185,185
Cal Dive International Inc *	9,200	227,056
Callon Petroleum Co *	4,200	28,770
Carbo Ceramics Inc	1,300	50,908
Chesapeake Energy *	33,200	219,452
Chiles Offshore Inc *	1,100	21,879
Clayton Williams Energy Inc *	2,400	31,440
Comstock Resources Inc *	4,500	31,500
Denbury Resources Inc *	1,600	11,696
Dril-Quip Inc *	1,200	28,920
EEX Corp *	15,300	28,152
Emex Corp *	7,073	21,925
Encore Acquisition Co *	600	7,986
Energy Partners Ltd *	3,100	23,405
Evergreen Resources Inc *	4,800	185,328
Frontier Oil Corp	7,000	116,480
FuelCell Energy Inc *	7,000	126,980
Grey Wolf Inc *	27,900	82,863
Gulf Island Fabrication Inc *	600	7,506
H Power Corp *	5,600	17,472
Horizon Offshore Inc *	3,700	27,898
Hydril Co *	4,400	77,572
Input/Output Inc *	8,900	73,069
Key Energy Services Inc *	22,400	206,080
Key Production Inc *	3,500	59,500

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Shares	Market Value

Lufkin Industries Inc	2,400	$64,320
Magnum Hunter Resources Inc *	5,300	43,990
McMoRan Exploration Co *	1,900	11,001
Meridian Resource Corp *	5,400	21,546
Millennium Cell Inc *	4,400	22,968
NATCO Group Inc *	400	2,800
Newpark Resources Inc *	14,000	110,600
Nuevo Energy Co *	4,800	72,000
Oceaneering International Inc *	6,700	148,204
Oil States International Inc *	800	7,280
Osca Inc *	2,100	43,785
Parker Drilling *	19,400	71,586
Patina Oil and Gas Corp	5,600	154,000
Penn Virginia Corp	2,800	95,480
Petroquest Energy Inc *	6,100	32,452
Plains Resources Inc *	5,200	127,972
Prima Energy Corp *	2,550	55,463
Prize Energy Corp *	200	4,624
Pure Resources Inc *	2,600	52,260
PYR Energy Corp *	9,800	19,404
Quicksilver Resources Inc *	2,400	45,720
Range Resources Inc *	11,500	52,325
Remington Oil & Gas Corp *	5,500	95,150
Resource America Inc ‘A’	4,200	39,228
RPC Inc	3,200	56,480
Seacor Smit Inc *	3,650	169,360
Seitel Inc *	5,000	68,000
Spinnaker Exploration Co *	4,100	168,756
St Mary Land & Exploration	8,800	186,472
Stone Energy Corp *	4,651	183,715
Superior Energy Services Inc *	8,500	73,525
Swift Energy Co *	7,500	151,500
Syntroleum Corp *	4,200	29,820
Tesoro Petroleum Corp *	9,200	120,612
The Houston Exploration *	1,700	57,086
Tom Brown Inc *	9,300	251,193
TransMontaigne Inc *	5,600	30,520
Trico Marine Services Inc *	5,100	38,505
Unit Corp *	7,000	90,300
Universal Compression Holdings Inc *	3,600	106,164
Veritas DGC Inc *	8,900	164,650
Vintage Petroleum Inc	13,800	199,410
Westport Resources Corp	6,031	104,638
W-H Energy Services Inc *	6,500	123,825

		5,871,676

Financial Services - 19.61%

1st Source Corp	2,222	45,995
Acacia Research Corp *	3,739	41,391
Acadia Realty Trust	8,900	56,515
Actrade Financial Technologies Ltd *	2,600	76,570
Advanta Corp ‘A’	8,000	79,520
Affiliated Managers Group *	5,700	401,736
Alabama National Bancorp	1,800	60,678
Alexander’s Inc *	300	17,070
Alexandria Real Estate Equities	3,900	160,290
Alfa Corp	9,000	201,960
AMCORE Financial Inc	5,000	111,750
American Capital Strategies Ltd	9,200	260,820
American Financial Holdings Inc	7,200	182,952
American Physicians Capital Inc *	3,800	82,650
American Realty Investors Inc *	3,100	30,597
AmerUs Group Co	10,800	387,072
AMLI Residential Properties	2,200	55,484
Anchor Bancorp Wisconsin Inc	4,200	74,508
Annaly Mortgage Management Inc	13,800	220,800
Anthracite Capital Inc	11,900	130,781
Area Bancshares Corp	2,550	49,648
Argonaut Group Inc	4,000	78,280
Arrow Financial Corp	1,890	55,169
Associated Estates Realty Corp	1,600	14,688
Baldwin & Lyons Inc	2,400	61,440
BancFirst Corp	2,200	76,340
BancFirst Ohio Corp	3,100	74,865
BancorpSouth Inc	21,112	350,459
Bank Mutual Corp	1,500	22,920
Bank of Granite Corp	4,000	79,080
BankAtlantic Bancorp	6,000	55,080
Bankunited Financial Corp *	6,400	95,040
Banner Corp	2,800	47,348
BARRA Inc *	3,500	164,815
Bay View Capital Corp *	17,480	128,128
Bedford Property Investors	2,600	58,500
BKF Capital Group *	2,000	57,400
BOK Financial Corp *	2,136	67,305
Boston Private Financial Holdings Inc	4,200	92,694
Boykin Lodging Co	2,100	16,737
Brandywine Realty Trust	7,500	158,025
BRE Properties Inc	12,100	374,616
Brookline Bancorp Inc	2,100	34,524
Brown & Brown Inc	11,100	303,030
BSB Bancorp Inc	2,800	66,388
Burnham Pacific Properties Inc	7,900	32,548
Camden Property Trust	9,600	352,320
Capital Automotive	6,000	119,340
Capital City Bank Group Inc	2,800	67,844
Capitol Federal Financial	6,000	125,040
Capitol Transamerica Corp	3,800	62,510
Capstead Mortgage Corp	4,300	101,050
Cash America International Inc	3,400	28,900
Cathay Bancorp Inc	1,500	96,075
CBL & Associates Properties	5,000	157,500
CBNY Investment Services Corp *	180	1,800
CCBT Financial Cos Inc	1,100	25,960
CCC Information Services Corp *	4,862	30,047
Centennial Bancorp	2,205	16,273
CenterPoint Properties Corp	6,200	308,760
Central Coast Bancorp *	2,700	59,400
CFS Bancorp Inc	5,700	81,795
Charter Municipal Mtg Accptc Co	10,200	165,750
Chateau Communities Inc	4,200	125,580
Chelsea Property Group Inc	3,700	181,670
Chemical Financial Corp	4,694	141,556
Chittenden Corp	6,802	187,735
Citizens Banking Corp MI	12,584	413,762
Citizens Inc *	8,500	107,525
City Bank Lynnwood WA	3,600	86,256
City Holding Co *	6,900	83,076
Clark/Bardes Inc *	3,500	88,305
CNA Surety Corp	2,400	37,200
Coastal Bancorp Inc	2,000	57,800
CoBiz Inc	2,550	34,425
Colonial Bancgroup Inc	29,800	419,882
Colonial Properties Trust	4,500	140,175
Columbia Banking Systems Inc *	1,800	23,490
Comdisco Inc	27,200	14,144
Commerce Group Inc	5,900	222,371
Commercial Federal Corp	13,200	310,200
Commerical Net Lease Realty	6,000	78,000
Commonwealth Bancorp Inc	900	19,935
Community Bank System Inc	1,800	47,160
Community Banks Inc	2,400	64,800
Community First Bankshares Inc	10,400	267,176
Community Trust Bancorp Inc	1,600	38,000
CompuCredit Corp *	4,300	50,568
Connecticut Bancshares Inc DE	1,900	49,115
Cornerstone Realty Income Trust	10,700	121,445
Corporate Office Properties Trust SBI	200	2,374

See Notes to Financial Statements		See explanation of symbols on B-93

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Shares	Market Value

Corrections Corp of America *	5,498	$102,043
Corus Bankshares Inc	1,700	77,180
Cousins Properties Inc	8,450	205,842
CPB Inc	2,500	73,525
Crawford & Co 'B'	6,700	78,524
Credit Acceptance Corp *	2,500	22,250
Crown American Realty Trust	2,100	16,380
CVB Financial Corp	4,142	96,923
Delphi Financial Group	2,440	81,252
Developers Diversified Realty	12,500	238,750
Digital Insight Corp *	7,200	160,992
Dime Community Bancshares	4,400	123,464
Doral Financial Corp	9,400	293,374
Downey Financial Corp	5,600	231,000
East West Bancorp Inc	6,900	177,675
EastGroup Properties Inc	2,900	66,903
eFunds Corp *	12,800	176,000
Electro Rent Corp *	1,800	23,202
Entertainment Properties Trust	2,700	52,245
Equity Inns Inc	5,500	36,410
Equity One Inc	100	1,374
Essex Property Trust Inc	4,100	202,581
F&M Bancorp Frederick MD	2,200	55,990
FactSet Research Systems Inc	4,500	157,275
Fair Issac & Co Inc	4,600	289,892
Farmers Capital Bank Corp	2,400	88,008
FBL Financial Group Inc 'A'	1,728	28,823
Federal Agriculture Mtg Corp *	1,500	60,750
Federal Realty Investment Trust	10,500	241,500
FelCor Lodging Trust Inc	8,900	148,719
Fidelity Bankshares Inc	3,700	59,089
Financial Federal Corp *	3,400	106,250
Financial Institutions Inc	900	21,060
Finova Group Inc *	21,500	13,115
First American Financial Corp	17,400	326,076
First Bancorp North Carolina	2,800	63,140
First Bancorp Puerto Rico	4,400	125,400
First Busey Corp	3,500	75,180
First Charter Corp	6,300	112,203
First Citizens BancShares Inc 'A'	1,300	127,075
First Commonwealth Financial Corp	12,244	141,051
First Community Banshares Inc	1,000	29,470
First Essex Bancorp Inc	1,900	53,542
First Federal Capital Corp	2,400	37,680
First Financial Bancorp	7,442	131,351
First Financial Bankshares Inc	1,750	52,675
First Financial Corp IN	2,300	100,855
First Financial Holdings Inc	2,600	62,842
First Indiana Corp	3,400	74,494
First Industrial Realty Trust	11,000	342,100
First Merchants Corp	2,121	50,946
First Midwest Bancorp IL	12,375	361,226
First Niagara Financial Group Inc	1,900	31,977
First Place Financial Corp Warren OH	2,400	37,800
First Republic Bank *	3,600	86,940
First Sentinel Bancorp Inc	5,200	65,104
FirstFed Financial Corp *	5,300	135,839
Flagstar Bancorp Inc	2,400	48,312
Flushing Financial Corp	1,550	27,590
FNB Corp	5,360	141,236
Fremont General Corp	11,200	87,584
Friedman Billings Ramsy Group Inc *	4,200	21,798
Frontier Financial Corp	5,200	136,032
Gabelli Asset Management Inc *	800	34,560
Gables Residential Trust	6,900	204,240
GBC Bancorp CA	2,095	61,802
German American Bancorp	3,760	60,912
Glacier Bancorp Inc	2,300	47,886
Glenborough Realty Trust Inc	3,800	73,720
Glimcher Realty Trust	6,900	129,927
Global Payments Inc	9,100	313,040
Gold Banc Corp	3,800	27,018
Great American Financial Resources Inc	1,200	22,500
Great Lakes REIT Inc	2,400	38,400
Great Southern Bancorp	2,300	70,150
Greater Bay Bancorp	13,938	398,348
Hancock Holding Co	1,300	55,952
Harbor Florida Bancshares Inc	4,100	69,700
Harleysville Group Inc	6,200	148,118
Harleysville National Corp	3,462	81,530
Health Care REIT Inc	9,800	238,630
Healthcare Realty Trust Inc	11,500	322,000
HealthExtras Inc *	1,000	5,710
Highwoods Properties Inc	14,700	381,465
Hilb, Rogal & Hamilton Co	4,200	235,410
Home Properties of NY Inc	5,300	167,480
Horace Mann Educators	9,200	195,224
HRPT Properties Trust	33,400	289,244
Hudson River Bancorp	2,700	59,130
Hudson United Bancorp	11,946	342,850
IBERIABANK Corp	2,300	63,756
Independence Community Bank	15,600	355,056
Independent Bank Corp	2,400	51,576
Independent Bank Corp MI	2,180	60,604
IndyMac Bankcorp Inc *	15,700	367,066
Innkeepers USA Trust	8,600	84,280
Integra Bank Corp	3,200	67,008
Interactive Data Corp *	7,600	107,464
International Bancshares Corp	3,487	146,977
Interpool Inc	2,000	38,500
Investors Real Estate Trust	10,500	98,700
IRT Property Co	5,000	53,000
Irwin Financial Corp	3,700	62,900
JDN Realty Corp	6,500	80,145
Jefferies Group Inc	6,900	291,939
John H Harland Co	5,900	130,390
JP Realty Inc	1,800	42,822
Kansas City Life Insurance Co	800	29,680
Keystone Property Trust	2,600	34,034
Kilroy Realty Corp	7,600	199,652
Koger Equity Inc	5,300	86,390
Kramont Realty Trust	3,100	45,260
Kronos Inc *	5,275	255,204
LA Quinta Properties Inc *	28,100	161,294
Ladenburg Thalmann Financial Svs Inc *	1,588	1,382
Lakeland Bancorp Inc *	3,860	62,918
LandAmerica Financial Group Inc	5,500	157,850
LaSalle Hotel Properties	3,300	38,742
Lexington Corporate Properties Trust	3,100	48,050
Local Financial Corp *	6,700	93,733
M&T Bank Corp	1	73
MAF Bancorp Inc	3,900	115,050
Main Street Banks Inc	900	14,760
Manufactured Home Communities Inc	3,300	102,993
MB Financial inc *	2,600	70,694
McGrath RentCorp	1,200	45,024
Medallion Financial Corp	3,300	26,070
Medford Bancorp Inc	2,800	59,248
MEEMIC Holdings Inc *	1,500	32,760
MeriStar Hospitality Corp	11,300	160,460
MicroFinancial Inc	300	3,075
MID Atlantic Realty Trust	1,800	27,990
Mid-America Apartment Communities	2,700	71,010
Mid-America Bancorp	2,927	96,884
Midland Co	800	35,040
Mid-State Bancshares	4,400	71,632
Midwest Banc Holdings Inc	2,800	59,500
Mills Corp	5,400	142,992

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

		Market
	Shares	Value

Mission West Properties Inc	1,900	$24,168
Mississippi Valley Bancshares	1,100	43,120
Multex.com Inc *	5,300	23,850
National Golf Properties Inc	2,500	22,175
National Health Investors Inc	4,100	60,680
National Penn Bancshares Inc	3,467	76,274
National Processing Inc *	1,000	32,500
National Western Life Insurance 'A' *	400	44,480
Nationwide Health Properties Inc	11,200	209,328
NBC Capital Corp	2,100	64,491
NBT Bancorp Inc	4,495	65,133
NCO Group Inc *	6,000	137,400
NDCHealth Corp	8,300	286,765
Net.B@nk Inc *	9,000	94,320
New Century Financial Corp *	4,700	63,591
New York Community Bancorp Inc	20,966	479,492
NextCard Inc *	7,300	3,796
Northwest Bancorp Inc	2,400	27,456
NYMAGIC Inc	2,200	35,398
OceanFirst Financial Corp	1,600	38,656
Ocwen Financial Corp *	6,300	53,424
Ohio Casualty Corp *	16,300	261,615
Old Second Bancorp Inc	2,100	82,782
Omega Financial Corp	2,900	93,235
Oriental Financial Group	2,400	44,640
Pacific Capital Bancorp	5,700	158,403
Pacific Northwest Bancorp	2,300	47,058
Pan Pacific Retail Properties Inc	6,900	198,168
Park National Corp	3,050	282,888
Parkway Properties MD	1,300	43,160
Pennfed Financial Services	2,300	57,086
Pennsylvania REIT	2,300	53,360
People’s Bank Bridgeport	100	2,126
PFF Bancorp Inc	1,900	52,440
Philadelphia Consolidated Holding Corp *	3,600	135,756
PICO Holdings Inc *	4,600	57,500
Pinnacle Holdings Inc *	10,600	3,604
PMA Capital Corp 'A'	3,000	57,900
Port Financial Corp	2,100	54,747
Portal Software Inc *	32,100	66,768
Post Properties Inc	10,300	365,753
Prentiss Properties Trust	8,700	238,815
Presidential Life Corp	6,700	137,752
Prime Group Realty Trust	3,000	27,690
ProAssurance Corp *	4,150	72,957
Profit Recovery Group *	11,350	92,503
Promistar Financial Corp	3,245	79,340
Prosperity Bancshares Inc	700	18,893
Provident Bancorp Inc	1,800	52,560
Provident Bankshares Corp	7,395	179,699
PS Business Parks Inc	2,200	69,300
Quaker City Bancorp Inc *	1,800	53,730
R&G Financial Corp 'B'	2,300	39,422
Raymond James Financial Inc	9,500	337,440
Realty Income Corp	9,400	276,360
Reckson Associates Realty Corp	10,200	238,272
Redwood Trust Inc	2,300	55,729
Regency Centers Corp	4,800	133,200
Republic Bancorp Inc	15,626	216,420
Republic Bancorp Inc 'A'	3,800	51,262
Republic Bancshares Inc *	3,100	40,300
RFS Hotel Investors Inc	8,500	96,730
Riggs National Corp Washington DC	3,400	47,498
RLI Corp	2,100	94,500
Royal Bancshares of Pennsylvania	2,300	46,345
Ryder Systems Inc	13,700	303,455
S&T Bancorp Inc	4,800	116,544
S1 Corp *	15,118	244,609
Sandy Spring Bancorp Inc	2,850	90,801
Santander BanCorp	1,390	26,980
Saul Centers Inc	2,000	42,700
SCPIE Holdings Inc	3,200	93,600
Seacoast Banking Corp FL	1,200	55,680
Seacoast Financial Services Corp	7,600	130,340
Second Bancorp Inc	2,900	62,669
Selective Insurance Group	5,200	112,996
Senior Housing Properties Trust	8,100	112,671
Shurgard Storage Centers 'A'	8,600	275,200
Silicon Valley Bancshares *	10,800	288,684
Simmons First National Corp 'A'	2,600	83,590
SL Green Realty Corp	5,600	171,976
Sotheby’s Holdings Inc 'A' *	4,800	79,728
SoundView Technology Group Inc *	11,300	26,329
Southwest Bancorp of Texas *	7,300	220,971
Sovran Self Storage Inc	2,300	71,645
St Francis Capital Corp	2,700	62,451
StanCorp Financial Group	8,100	382,725
State Auto Financial Corp	2,000	32,480
Staten Island Bancorp Inc	12,400	202,244
Sterling Bancorp NY	1,430	41,756
Sterling Bancshares Inc	10,850	135,842
Sterling Financial Corp PA	1,900	46,284
Stewart Information Services Corp	3,800	75,050
Storage USA Inc	4,500	189,450
Student Loan Corp	700	56,420
Suffolk Bancorp	1,000	54,560
Summit Properties Inc	7,300	182,646
Sun Communities Inc	3,200	119,200
Susquehanna Bancshares Inc	8,500	177,225
SWS Group Inc	4,030	102,564
SY Bancorp Inc	3,000	99,900
Tanger Factory Outlet Centers Inc	1,700	35,445
Taubman Centers Inc	8,900	132,165
Texas Regional Bancshares	3,730	141,181
The InterCept Group Inc *	3,900	159,510
The Macerich Co	9,100	242,060
The Peoples Holdings Co	2,200	81,400
The South Financial Group Inc	10,687	189,694
The Trust Co of New Jersey	3,700	93,240
Thornburg Mortgage Asset Corp	9,500	187,150
Tompkins Trustco Inc	2,100	84,525
Town & Country Trust	2,600	54,340
TradeStation Group Inc *	1,500	2,340
Triad Guaranty Inc *	2,500	90,675
TrustCo Bank Corp NY	16,308	204,992
UCBH Holdings Inc	5,700	162,108
UICI *	8,000	108,000
UMB Financial Corp	4,442	177,660
Umpqua Holdings Corp	4,200	56,700
UNB Corp OH	4,100	76,055
United Bankshares Inc	10,600	305,916
United Community Financial Corp	11,700	84,240
United Dominion Realty Trust	25,000	360,000
United Fire & Casualty Co	2,200	62,986
United National Bancorp NJ	2,668	64,059
Universal American Financial Corp *	8,200	55,678
Universal Health Realty Income Trust	2,500	58,750
US Restaurants Properties	3,000	43,740
USB Holding Co Inc	4,795	80,796
Value Line Inc	300	14,544
Ventas Inc	12,800	147,200
Vesta Insurance Group Inc	12,700	101,600
W Holding Co Inc	5,200	84,240
W.R. Berkley Corp	5,300	284,610
Washington REIT	10,000	248,900
Washington Trust Bancorp	4,300	81,700
Waypoint Financial Corp	7,000	105,560
Weingarten Realty Investors	7,900	379,200

See Notes to Financial Statements		See explanation of symbols on B-93

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Shares	Market Value

WesBanco Inc	3,300	$69,729
West Coast Bancorp Oregon	2,500	34,800
Westamerica Bancorp	9,200	364,044
Westcorp Inc	1,564	29,200
WFS Financial Inc *	1,733	41,609
Whitney Holding	6,900	302,565
Winston Hotels Inc	4,200	32,508
Wintrust Financial Corp	2,000	61,140
World Acceptance Corp *	500	3,650
Worldwide Xceed Group Inc *	310	10
WSFS Financial Corp	3,400	58,990
Zenith National Insurance Corp	1,200	33,528

		43,079,646

Health Care - 12.04%

3 Dimensional Pharmaceuticals Inc *	200	1,698
aaiPharma Inc *	2,400	60,384
Abiomed Inc *	4,600	72,772
Accredo Health Inc *	6,800	269,960
ACLARA BioSciences Inc *	10,800	54,756
Adolor Corp *	8,900	159,755
Advanced Neuromodulation Sys Inc *	2,400	84,600
Advanced Tissue Sciences Inc *	14,100	61,476
Aksys Ltd *	5,500	25,575
Albany Molecular Research Inc *	5,800	153,642
Alexion Pharmaceuticals Inc *	4,700	114,868
Align Technology Inc *	1,700	7,650
Allscripts Healthcare Solutions Inc *	7,900	25,596
Alpharma Inc	6,600	174,570
American Healthways Inc *	3,350	106,999
American Medical Systems Hldgs Inc *	6,800	140,692
AmeriPath Inc *	7,700	246,477
Amsurg Corp *	5,800	157,644
Amylin Pharmaceuticals Inc *	14,800	135,272
Antigenics Inc *	3,300	54,120
Aphton Corp *	3,400	49,640
Applied Molecular Evolution Inc *	2,400	29,544
Apria Healthcare Group Inc *	10,500	262,395
Arena Pharmaceuticals Inc *	3,200	38,496
Ariad Pharmaceuticals Inc *	10,000	53,300
ArQule Inc *	5,700	96,900
Array BioPharma Inc *	5,400	80,244
Arrow International Inc	2,200	87,868
ArthroCare Corp *	3,900	69,927
Aspect Medical Systems Inc *	1,600	16,000
Atrix Labs Inc *	5,500	113,355
ATS Medical Inc *	4,300	22,790
AVANIR Pharmaceuticals *	9,500	40,470
Avant Immunotherapeutics Inc *	18,300	73,383
AVI BioPharma Inc *	3,700	40,403
Avigen Inc *	7,000	80,570
Beverly Enterprises Inc *	21,100	181,460
Bio-Rad Labs ‘A’ *	1,700	107,610
Bio-Technology General Corp *	12,200	100,406
BioMarin Pharmaceutical Inc *	7,000	94,080
Biopure Corp *	5,800	82,418
Biosite Inc *	3,600	66,132
BioSphere Medical Inc *	2,200	24,794
Bone Care International Inc *	1,300	22,269
BriteSmile Inc *	3,700	18,500
Bruker Daltonics Inc *	12,300	201,105
CardioDynamics International Corp *	9,800	64,778
Cell Genesys Inc *	9,800	227,752
Cell Pathways Inc *	5,300	36,888
Cell Therapeutics Inc *	8,400	202,776
Cerus Corp *	3,300	150,975
Charles River Laboratories Int’l Inc *	10,900	364,932
Cima Labs Inc	3,900	140,985
Ciphergen Biosystems Inc *	1,900	15,200
Closure Medical Corp *	1,000	23,360
Columbia Laboratories Inc *	4,900	16,905
Computerized Thermal Imaging Inc *	9,800	15,190
Conceptus Inc *	3,300	77,880
CONMED Corp *	5,550	110,778
Connetics Corp *	9,100	108,290
Cooper Cos Inc	3,100	154,938
Corixa Corp *	11,910	179,484
Corvas International Inc *	9,300	60,915
CorVel Corp *	900	29,475
Covance Inc *	15,400	349,580
Coventry Health Care Inc *	16,900	337,155
CryoLife Inc *	3,650	109,500
Cubist Pharmaceuticals Inc *	6,600	237,336
Curis Inc *	5,000	28,050
CV Therapeutics Inc *	5,100	265,302
Cyberonics *	5,500	145,915
Cygnus Inc *	6,600	34,650
Cytogen Corp *	17,000	51,170
Datascope Corp	3,700	125,504
Decode Genetics Inc *	5,900	57,820
Deltagen Inc *	1,100	10,120
Dendreon Corp *	3,700	37,259
Diagnostic Products Corp	6,000	263,700
Dianon Systems Inc *	2,660	161,728
Digene Corp *	3,300	97,350
Diversa Corp *	5,400	76,410
Durect Corp *	3,400	39,406
DUSA Pharmaceuticals Inc *	3,500	28,175
DVI Inc *	1,500	25,800
Dyax Corp *	4,300	47,171
Dynacq International Inc *	2,000	44,540
Eclipsys Corp *	9,900	165,825
Edwards Lifesciences Corp *	15,300	422,739
Emisphere Technologies Inc *	4,300	137,213
Endo Pharmaceuticals Holdings Inc *	7,000	81,690
Endocare Inc *	4,100	73,513
EntreMed Inc *	4,500	38,025
Enzo Biochem Inc *	4,615	108,453
Esperion Therapeutics Inc *	5,000	36,750
Exact Sciences Corp *	100	1,026
Exelixis Inc *	7,300	121,326
First Horizontal Pharmaceutical Corp *	2,100	61,719
Genaissance Pharmaceuticals Inc *	2,700	12,555
Gene Logic Inc *	5,900	111,156
Genelabs Technologies *	5,300	9,805
Genencor International Inc *	1,200	19,152
Genome Therapeutics Corp *	5,000	34,050
GenStar Therapeutics Corp *	6,100	15,067
Genta Inc *	4,800	68,304
Gentiva Health Services Inc *	6,200	136,090
Genzyme Biosurgery *	6,900	36,639
Genzyme Molecular Oncology *	2,100	16,800
Genzyme Transgenics Corp	4,000	23,280
Geron Corp *	6,500	56,550
Guilford Pharmaceuticals Inc *	7,300	87,600
Haemonetics Corp MA *	5,100	172,992
Harvard Bioscience Inc *	3,500	34,790
Hemispherx Biopharma Inc *	1,700	7,650
Hooper Holmes Inc	11,900	106,505
Hyseq Inc *	2,800	21,616
i-STAT Corp *	2,700	21,303
ICU Medical Inc *	2,000	89,000
IDEXX Laboratories Inc *	9,600	273,696
IGEN International Inc *	3,300	132,330
ILEX Oncology Inc *	8,400	227,136
Illumina Inc *	2,600	30,576
ImmunoGen Inc *	9,000	149,220
Immunomedics Inc *	9,400	190,444

See Notes to Financial Statements		See explanation of symbols on B-93

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Shares	Market Value

IMPATH Inc *	3,600	$ 160,236
Impax Laboratories Inc *	5,800	77,952
INAMED Corp *	4,300	129,301
Incyte Genomic Inc *	17,200	336,432
Inkine Pharmaceutical Co *	4,500	7,020
Insmed Inc *	5,000	19,100
Inspire Pharmaceuticals Inc *	4,600	64,814
Integra LifeSciences Holdings Corp *	3,900	102,726
InterMune Inc *	7,300	359,598
Interneuron Pharmaceuticals *	12,100	134,189
Intuitive Surgical Inc *	8,400	84,252
Invacare Corp	5,500	185,405
Isis Pharmaceuticals Inc *	10,200	226,338
Kendle International Inc *	1,600	32,256
Keryx Biopharmaceuticals Inc *	1,300	9,490
KOS Pharmaceuticals Inc *	1,800	62,280
Kosan Biosciences Inc *	1,400	11,186
KV Pharmaceutical Co 'B' *	5,450	176,907
LA Jolla Pharmaceutical Co *	9,200	82,248
Landauer Inc	1,300	44,005
Large Scale Biology Corp *	1,000	4,500
Lexicon Genetics Inc *	6,800	78,472
LifePoint Hospitals Inc *	10,000	340,400
Ligand Pharmaceuticals 'B' *	10,900	195,110
Luminex Corp *	3,100	52,576
MacroChem Corp DE *	5,500	16,775
Magellan Health Services Inc *	4,300	27,305
Martek Biosciences Corp *	3,400	73,950
Matrix Pharmaceutical Inc *	20,700	32,499
Maxim Pharmaceuticals Inc *	4,300	29,670
Maxygen Inc *	6,300	110,691
Med-Design Corp *	2,300	45,310
Medicines Co *	6,500	75,335
MedQuist Inc *	4,016	117,468
Mentor Corp MN	6,100	174,216
MGI Pharma Inc *	7,100	108,488
Microvision Inc *	2,400	34,176
Mid Atlantic Medical Services Inc *	13,200	299,640
Miravant Medical Technologies *	2,700	25,947
Molecular Devices Corp *	4,500	93,915
Nabi Inc *	11,500	118,680
Nanogen Inc *	5,000	28,850
Napro Biotherapeutics Inc *	7,500	85,500
National Healthcare Corp *	800	12,296
Neopharm Inc *	3,750	93,938
Neose Technologies Inc *	3,600	131,832
Neurocrine Biosciences Inc *	6,200	318,122
Neurogen Corp *	3,000	52,440
Northfield Laboratories *	1,300	11,155
Novavax Inc *	4,900	69,090
Noven Pharmaceuticals Inc *	6,500	115,375
Novoste Corp *	4,500	39,330
NPS Pharmaceuticals Inc *	7,100	271,930
Ocular Sciences Inc *	5,000	116,500
Onyx Pharmaceuticals Inc *	4,500	23,040
Option Care Inc *	3,100	60,605
OraSure Technologies Inc *	7,000	85,050
Orchid Biosciences Inc *	12,500	68,750
Organogenesis Inc *	5,900	28,320
Owens & Minor Inc	7,000	129,500
PacifiCare Health Systems *	8,100	129,600
Pain Therapeutics Inc *	1,900	17,404
Paradigm Genetics *	2,100	11,970
Parexel International Corp *	5,500	78,925
Pediatrix Medical Group Inc *	4,600	156,032
Penwest Pharmaceuticals Co *	3,700	74,185
Per-Se Technologies Inc *	5,866	63,060
Peregrine Pharmaceuticals Inc *	37,600	128,968
Perrigo Co *	17,700	209,214
Pharmaceutical Resources Inc *	4,000	135,200
Pharmacopeia Inc *	4,900	68,061
Pharmacyclics *	4,600	45,724
Pharmos Corp *	7,500	17,625
PolyMedica Corp *	3,300	54,780
Possis Medical Inc *	5,200	90,584
Pozen Inc *	2,900	15,225
Praecis Pharmaceuticals *	15,900	92,538
Progenics Pharmaceuticals Inc *	1,100	20,317
Province Healthcare Co *	7,400	228,364
PSS World Medical Inc *	19,600	159,936
Regeneration Technologies Inc *	3,700	37,703
Regeneron Pharmaceutical Inc *	7,100	199,936
RehabCare Group Inc *	4,600	136,160
Renal Care Group Inc *	12,700	407,670
Respironics Inc *	8,700	301,368
Ribozyme Pharmaceuticals Inc *	1,800	8,226
Rigel Pharmaceuticals Inc *	3,600	16,740
RightChoice Managed Care Inc *	800	55,992
Sangamo Biosciences Inc *	1,300	12,142
SangStat Medical Corp *	5,000	98,200
SciClone Pharmaceuticals Inc *	6,300	18,900
Scios Inc *	11,800	280,486
Seattle Genetics Inc WA *	100	570
Select Medical Corp *	2,600	41,808
Sequenom Inc *	8,800	93,896
Serologicals Corp *	5,400	116,100
Sierra Health Services *	8,100	65,610
Sola International Inc *	4,500	87,300
SonoSite Inc *	1,700	43,673
Specialty Laboratories *	1,300	35,737
SRI/Surgical Express Inc *	1,600	25,600
Star Scientific Inc *	10,600	26,818
Stericycle Inc *	4,200	255,696
STERIS Corp *	17,000	310,590
Sunrise Assisted Living Inc *	3,900	113,529
SuperGen Inc *	4,100	58,712
SurModics Inc *	4,100	149,486
Sybron Dental Specialties *	7,932	171,173
Syncor International Corp DE *	5,600	160,384
Tanox Inc *	7,300	135,068
Targeted Genetics Corp *	6,900	18,699
Techne Corp *	10,700	394,295
Telik Inc *	5,900	79,650
Texas Biotechnology Corp *	8,200	53,300
The Immune Response Corp DE *	8,700	11,658
Theragenics Corp *	6,900	68,034
Third Wave Technologies Inc *	500	3,675
Thoratec Laboratories Corp *	8,887	151,079
Titan Pharmaceuticals Inc *	7,200	70,632
Transgenomic Inc *	3,200	35,200
Transkaryotic Therapies Inc *	5,800	248,240
Triangle Pharmaceuticals Inc *	7,800	31,278
Trimeris Inc *	4,700	211,359
TriPath Imaging Inc *	8,400	63,252
Tularik Inc *	5,700	136,914
United Therapeutics Corp *	4,800	49,968
Urologix Inc *	4,100	82,205
US Oncology Inc *	26,700	201,318
US Physical Therapy	2,650	42,824
V.I. Technologies Inc *	100	695
Valentis Inc *	4,400	13,640
Varian Inc *	8,300	269,252
Vasomedical Inc *	8,700	32,190
Ventana Medical Systems *	3,000	67,860
Verisicor Inc *	3,500	71,225
Vical Inc *	3,900	47,736
Vidamed Inc *	11,200	87,584
Vion Pharmaceuticals Inc *	3,800	16,758

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Shares	Market Value

ViroPharma Inc *	5,100	$117,045
Visx Inc *	10,700	141,775
Vital Signs Inc	2,100	73,290
West Pharmaceutical Services	2,000	53,200
ZOLL Medical Corp *	2,400	93,456

		26,455,044

Integrated Oils - 0.03%

Holly Corp	2,400	46,200
KCS Energy Inc *	6,600	20,592

		66,792

Materials & Processing - 7.89%

A. Schulman Inc	5,900	80,535
A.M. Castle & Co	4,080	33,456
AEP Industries Inc *	1,000	23,960
Airgas Inc *	15,600	235,872
Albany International Corp ‘A’	5,728	124,298
Albemarle Corp	5,400	129,600
Alico Inc	1,500	47,025
AMCOL International Corp	3,900	28,080
Ameron International Corp	1,000	69,200
Apogee Enterprises Inc	8,200	129,724
AptarGroup Inc	8,400	294,252
Arch Chemicals Inc	3,800	88,160
Armor Holdings Inc *	5,100	137,649
Armstrong Holding *	4,800	16,368
Avatar Holdings Inc *	2,500	58,900
Ball Corp	7,100	501,970
Barnes Group Inc	3,200	76,768
Bethlehem Steel Corp *	29,700	13,365
BMC Industries Inc MN	11,600	23,896
Brady Corp ‘A’	3,700	135,420
Brush Engineered Materials Inc	3,200	45,568
Buckeye Technologies Inc *	4,200	48,300
Building Material Holding Corp *	1,400	15,190
Butler Manufacturing Co	2,200	60,940
Cadiz Inc *	5,400	43,308
Calgon Carbon Corp	9,900	82,665
Cambrex Corp	6,500	283,400
Caraustar Industries Inc	8,500	58,905
Carpenter Technology	3,800	101,156
Centex Construction Products	800	25,640
Century Aluminum Co	3,200	42,752
ChemFirst Inc	2,600	62,322
Chesapeake Corp	3,000	83,430
Circor International Inc	900	16,605
Clarcor Inc	4,600	124,890
Cleveland-Cliffs Inc	2,300	42,090
Commercial Metals Co	2,300	80,454
CompX International Inc	3,500	45,395
CoorsTek Inc *	2,800	89,152
Corn Products International Inc	9,200	324,300
Crestline Capital Corp *	2,600	80,756
Crompton Corp	28,119	253,071
Crown Cork & Seal Co Inc *	37,800	96,012
Cytec Industries Inc *	10,300	278,100
Dal-Tile International Inc *	15,900	369,675
Delta & Pine Land Co	7,300	165,199
Deltic Timber Corp	1,900	52,060
Dycom Industries Inc *	9,500	158,745
Earthshell Corp *	6,100	12,200
Eden Bioscience Corp *	2,500	12,675
Elcor Corp	5,750	159,793
EMCOR Group Inc *	3,000	136,200
Encore Wire Corp *	1,300	15,730
Energy Conversion Devices Inc *	2,900	55,013
Ferro Corp	6,800	175,440
Florida Rock Industries	3,900	142,662
Foamex International Inc *	1,400	11,340
Forest City Enterprises ‘A’	6,950	268,965
Georgia Gulf Corp	7,300	135,050
Getty Realty Corp	3,100	58,435
Gibraltar Steel Corp	2,300	40,296
Glatfelter	3,500	54,530
Granite Construction	8,750	210,700
Greif Brothers Corp ‘A’	4,100	135,095
Griffon Corp *	9,970	149,550
H.B. Fuller Co	8,300	238,791
Harsco Corp	10,600	363,580
Hexcel Corp *	4,500	13,860
Hughes Supply Inc	6,700	206,829
Imc Global Inc	27,200	353,600
Insignia Financial Group Inc *	3,700	39,960
Insituform Technologies Inc ‘A’ *	6,700	171,386
Integrated Electrical Services *	4,700	24,064
Interface Inc ‘A’	8,800	49,368
Intermagnetics General Corp *	4,152	107,537
International Specialty Products Inc *	2,400	21,480
Ivex Packaging Corp *	2,600	49,400
Jones Lang LaSalle Inc *	5,900	106,495
Kaiser Aluminum Corp *	18,930	30,667
Kaydon Corp	5,700	129,276
Lennox International Inc	8,200	79,540
Liqui-Box Corp	1,200	49,500
LNR Property Corp	6,400	199,552
Lone Star Technologies Inc *	5,200	91,520
Longview Fibre Co	10,600	125,186
Louisiana-Pacific Corp	29,900	252,356
LSI Industries Inc	1,800	31,320
Lydall Inc *	1,700	17,000
MacDermid Inc	7,000	118,650
Maverick Tube Corp *	6,900	89,355
Medis Technologies Ltd *	800	5,880
Mestek Inc *	1,700	40,205
Millennium Chemicals Inc	18,600	234,360
Minerals Technologies	4,500	209,880
Mobile Mini Inc *	4,000	156,480
Mueller Industries Inc *	7,300	242,725
Myers Industries Inc	3,245	44,294
Nanophase Technologies Corp *	1,200	7,068
NCH Corp	600	31,290
NCI Building Systems Inc *	3,100	54,870
New England Business Service	2,200	42,130
NL Industries Inc	3,000	45,810
NN Inc	5,700	63,555
Nortek Inc	1,100	30,690
NS Group Inc	3,400	25,432
Octel Corp *	1,100	19,800
Olin Corp	10,200	164,628
Omnova Solutions Inc	6,700	45,560
Oregon Steel Mills Inc *	6,200	30,690
Owens Illinois Inc *	36,800	367,632
Paxar Corp *	6,900	97,980
Penn Engineering & Manufacturing Corp	1,400	23,450
Perini Corp *	500	3,500
Pitt-Des Moines Inc	400	12,400
PolyOne Corp	17,400	170,520
Pope & Talbot Inc	1,800	25,650
Potlatch Corp	7,900	231,628
Quaker Chemical Corp	2,800	57,680
Quaker Fabric Corp *	3,500	29,085
Quanex Corp	2,600	73,580
Rayonier Inc	7,600	383,572
Reliance Steel & Aluminum	5,250	137,813
Roanoke Electric Steel Corp	4,200	57,960
Rock-Tenn Co ‘A’	2,000	28,800
Rogers Corp *	3,200	96,960

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Shares	Market Value

ROHN Industries Inc *	13,500	$27,810
RPM Inc OH	26,400	381,744
RTI International Metals Inc *	3,000	29,850
Ryerson Tull Inc	4,122	45,342
Silgan Holdings Inc *	3,400	88,944
Simpson Manufacturing Co Inc *	1,300	74,490
SLI Inc	12,600	32,886
Southern Peru Copper	5,300	63,335
Spartech Corp	2,200	45,210
SPS Technologies Inc *	1,900	66,348
Standard Register	2,600	48,178
Steel Dynamics Inc *	8,500	98,685
Stepan Co	2,400	58,272
Stillwater Mining Co *	10,200	188,700
Symyx Technologies Inc *	5,200	110,448
Tejon Ranch Co *	750	17,933
Terra Industries Inc *	15,900	55,650
Texas Industries Inc	4,900	180,810
The Fairchild Corp ‘A’ *	8,500	24,650
The Scotts Co ‘A’ *	3,500	166,600
Timken Co	11,100	179,598
Titanium Metals Corp *	2,700	10,773
Trammell Crow Co *	3,500	40,950
Tredegar Corp	3,100	58,900
Tremont Corp	1,200	34,680
Trex Co Inc *	2,000	37,980
U.S. Concrete Inc *	1,500	9,900
UCAR International Inc *	16,100	172,270
Unifi Inc *	9,900	71,775
Uniroyal Technology Corp *	1,900	6,080
Universal Forest Products	1,500	31,395
URS Corp *	3,100	84,971
USEC Inc	27,300	195,468
USG Corp New	10,300	58,916
Valence Technology Inc *	7,100	23,927
Valmont Industries	2,300	33,258
Watsco Inc	2,600	36,920
Wausau-Mosinee Paper Corp	9,100	110,110
WD-40 Co	3,000	79,950
Wellman Inc	6,100	94,489
Wilson Greatbatch Technologies Inc *	2,800	101,080
Wolverine Tube Inc *	1,500	17,025
Worthington Industries Inc	17,500	248,500
York International Corp	10,100	385,113

		17,335,994

Producer Durables - 8.37%

Active Power Inc *	5,400	36,720
ADE Corp *	2,100	21,000
Advanced Energy Industries Inc *	4,000	106,560
AGCO Corp	18,600	293,508
Allen Telecom Inc *	5,000	42,500
Alliant Techsystems Inc *	5,600	432,320
American Superconductor Corp *	4,000	49,040
AMETEK Inc ‘W’	9,300	296,577
Andrew Corp *	21,100	461,879
Applied Industrial Technologies Inc	3,400	63,410
Applied Innovation Inc *	400	2,480
Arris Group Inc *	11,100	108,336
Artesyn Technologies Inc *	9,900	92,169
Astec Industries Inc *	4,300	62,178
AstroPower Inc *	2,800	113,204
Asyst Technologies Inc *	9,000	114,840
ATMI Inc *	7,600	181,260
Audiovox Corp *	3,400	25,364
August Technology Corp *	200	2,208
Baldor Electric Co	4,600	96,140
BE Aerospace Inc *	9,300	85,281
Beacon Power Corp *	8,116	10,551
Beazer Homes USA Inc *	2,500	182,925
Belden Inc	7,100	167,205
Briggs & Stratton Corp	6,000	256,200
Brooks Automation Inc *	4,400	178,948
C&D Technologies Inc	5,900	134,815
C-COR.net Corp *	9,400	136,958
Cable Design Technologies Corp *	12,950	177,156
Catalytica Energy Systems Inc *	3,200	14,624
Champion Enterprises Inc *	11,000	135,410
Cognex Corp *	8,800	225,368
Cohu Inc	4,000	79,000
Credence Systems Corp *	14,940	277,436
Crossman Communities Inc	2,500	82,500
CTS Corp	5,900	93,810
CUNO Inc *	3,500	106,750
Curtiss-Wright Corp	2,800	133,700
Cymer Inc *	7,600	203,148
Dionex Corp *	4,200	107,142
Donaldson Co Inc	10,100	392,284
DuPont Photomasks Inc *	700	30,415
Electro Scientific Industries Inc *	7,700	231,077
Electroglas Inc *	4,900	72,373
EMCORE Corp *	6,500	87,425
Engineered Support Systems	2,100	71,841
Entegris Inc *	13,700	150,152
Esterline Technologies Corp *	3,700	59,237
FEI Co *	3,200	100,832
Flow International Corp *	4,900	60,613
Flowserve Corp *	12,900	343,269
Franklin Electric Co Inc	800	65,600
FSI International Inc *	8,300	76,526
Gardner Denver Inc *	2,600	58,032
General Cable Corp	7,000	91,700
Genlyte Group Inc *	3,600	107,136
Gorman-Rupp Co	3,100	83,235
Graco Inc	8,050	314,353
Headwaters Inc *	6,400	73,344
Heico Corp	1,900	28,633
Heico Corp ‘A’	190	2,563
Helix Technology Corp	6,400	144,320
Hovnanian Enterprises Inc *	3,500	74,480
Idex Corp	7,900	272,550
InterDigital Communications Corp *	12,400	120,280
Ionics Inc *	5,200	156,156
Itron Inc *	4,000	121,200
JLG Industries Inc	8,500	90,525
Kadant Inc *	1,720	24,940
KB Home	10,700	429,070
Kennametal Inc	8,100	326,187
Kimball International ‘B’	6,800	103,020
Kulicke and Soffa Industries Inc *	11,100	190,365
Ladish Co Inc *	4,800	52,416
Lincoln Electric Holdings Co	7,100	173,524
Lindsay Manufacturing Co	2,000	38,700
LTX Corp *	12,600	263,844
M/I Schottenstein Homes Inc	900	44,793
Magnetek Inc *	3,100	27,931
Manitowoc Co Inc	5,250	163,275
MasTec Inc *	3,500	24,325
Mattson Technology Inc *	5,400	47,574
MDC Holdings Inc	3,806	143,829
Measurement Specialties Inc *	600	5,646
Meritage Corp *	1,000	51,300
Metawave Comunications Corp *	9,500	29,640
Micros Systems Inc *	5,100	128,010
Milacron	5,700	90,117
Mine Safety Appliances Co	1,500	60,225
MKS Instruments Inc *	4,324	116,878
Moog Inc ‘A’ *	4,850	105,730

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Shares	Market Value

MTS Systems Corp	6,100	$61,671
NACCO Industries Inc	1,300	73,827
Nanometrics Inc *	2,200	42,680
Newmark Homes Corp	2,500	36,100
Nordson Corp	6,900	182,229
North American Scientific *	800	10,720
NVR Inc *	1,600	326,400
Optical Cable Corp *	500	815
Orbital Sciences Corp *	11,400	47,082
Osmonics Inc *	2,500	35,050
Palm Harbor Homes Inc *	2,900	69,455
Peco II Inc *	1,300	7,748
Photon Dynamics Inc *	3,600	164,340
Photronics Inc *	6,100	191,235
Plantronics Inc *	7,800	199,992
Powell Industries Inc *	1,700	31,909
Powerwave Technologies Inc *	15,500	267,840
Presstek Inc *	7,300	66,941
PRI Automation Inc *	5,200	106,340
Proton Energy Systems Inc *	7,300	60,225
Rayovac Corp *	7,200	126,720
Regal-Beloit Corp	3,700	80,660
Robbins & Myers Inc	1,200	28,092
Roper Industries Inc	7,600	376,200
Rudolf Technologies Inc *	2,700	92,664
SBA Communications Corp *	11,800	153,636
Schuler Homes Inc *	8,800	174,680
Semitool Inc *	3,000	34,440
Skyline Corp	1,200	38,700
Somera Communications Inc *	4,600	34,730
SpectraLink Corp *	4,600	78,798
Standard Pacific Corp	5,100	124,032
Standex International Corp	2,900	63,075
Stewart & Stevenson Services	7,700	144,837
Surebeam Corp ‘C’ *	3,000	31,410
Technitrol Inc	7,800	215,436
Tecumseh Products Co	3,700	187,331
Teledyne Technologies Inc *	6,700	109,143
Tennant Co	1,800	66,780
Terayon Communication Systems *	14,000	115,794
Terex Corp *	9,500	166,630
The Ryland Group Inc	2,900	212,280
Therma-Wave Inc *	5,200	77,584
Thomas & Betts Corp	15,000	317,250
Thomas Industries Inc	2,800	70,000
Toll Brothers Inc *	4,900	215,110
Tollgrade Communications *	3,500	116,725
TRC Cos Inc *	1,900	95,000
Triumph Group Inc *	4,400	143,000
Ultratech Stepper *	6,100	100,772
Varian Semiconductor Equipment *	8,400	290,556
Veeco Instruments Inc *	7,200	259,560
Vicor Corp *	6,000	97,200
Watts Industries Inc ‘A’	3,000	45,000
Wesco International Inc *	7,500	37,125
Western Multiplex *	9,200	49,680
Woodhead Industries Inc	4,100	65,108
Woodward Governor Co	2,700	157,275
X-Rite Inc	6,300	53,613
Zygo Corp *	3,300	52,470

		18,393,805

Technology - 13.70%

3D Systems Corp *	2,300	32,776
ACT Manufacturing Inc *	3,000	1,066
Actel Corp *	6,600	131,407
Actuate Corp *	15,100	79,578
Adaptec Inc *	27,300	395,851
ADTRAN Inc *	6,000	153,121
Advanced Digital Information Corp *	15,900	255,037
Aeroflex Inc *	15,398	291,485
Aether Systems Inc *	6,700	61,641
Agile Software Corp *	6,300	108,487
Akamai Technologies Inc *	22,200	131,869
Alliance Fiber Optic Products Inc *	500	711
Alliance Semiconductor Corp *	8,000	96,641
Alpha Industries Inc *	11,400	248,521
American Management Systems Inc *	11,700	211,537
ANADIGICS Inc *	6,450	98,364
Analogic Corp	2,900	111,679
Anaren Microwave Inc *	4,300	74,476
Anixter International Inc *	6,100	176,961
Ansoft Corp *	2,500	36,500
answerthink Inc *	11,400	74,442
Ansys Inc *	4,500	110,925
Arbitron Inc *	6,800	232,220
AremisSoft Corp *	3,200	3,200
Art Technology Group Inc *	10,600	36,888
Artisan Components Inc *	4,400	69,520
Ascential Software Corp *	66,700	270,135
Asiainfo Holdings Inc *	7,500	130,650
Aspect Communications Corp *	17,800	69,064
Aspen Technology Inc *	9,400	157,920
Auspex Systems Inc *	7,200	12,960
Avanex Corp *	8,100	47,790
Avant! Corp *	10,200	208,998
Avici Systems Inc *	19,600	57,036
Avid Technology Inc *	5,400	65,610
Avocent Corp *	11,226	272,231
Aware Inc *	3,200	26,560
AXT Inc *	3,800	54,834
BEI Technologies Inc	2,500	43,600
Bel Fuse Inc	1,400	35,070
Bell Microproducts Inc *	4,000	50,480
Benchmark Electronics Inc *	4,000	75,840
Black Box Corp *	5,200	274,976
Blue Martini Software *	1,900	5,719
Borland Software Corp *	12,300	192,618
Braun Consulting Inc *	2,700	9,585
Brio Software Inc *	3,700	10,656
BSQUARE Corp *	3,800	15,846
CacheFlow Inc *	12,700	34,036
CACI International Inc ‘A’ *	4,800	189,528
Caliper Technologies Corp *	6,500	101,465
Caminus Corp *	2,900	66,700
CareCentric Inc *	153	92
Carreker Corp *	3,800	22,420
Carrier Access Corp *	6,000	17,520
Catapult Communications Corp *	1,700	44,302
Celeritek Inc *	3,100	41,509
Centillium Communications Inc *	7,700	60,522
Centra Software Inc *	7,300	58,400
Checkpoint Systems Inc *	7,700	103,180
ChipPAC Inc *	7,400	54,908
Chordiant Software Inc *	10,300	81,473
CIBER Inc *	10,500	99,225
Clarent Corp *	4,600	24,587
Click Commerce Inc *	2,300	7,268
Cognizant Technology Solutions Corp *	2,200	90,156
Coherent Inc *	8,100	250,452
Commerce One Inc *	79,500	283,815
CommScope Inc *	13,300	282,891
Computer Network Technology Corp *	7,900	140,541
Concurrent Computer Corp *	15,100	224,235
Constellation 3D Inc *	1,200	1,032
Convera Corp *	9,300	31,155
Copper Mountain Networks Inc *	12,800	21,632
Corillian Corp *	11,300	54,127

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

		Market
	Shares	Value
CoSine Communications Inc *	29,100	$45,105
Covansys Corp *	3,500	31,325
Crossroads Systems Inc *	2,900	13,021
Cubic Corp	900	46,224
Daktronics Inc *	3,400	28,730
Datastream Systems *	3,200	19,744
DDi Corp CA *	9,200	90,528
Digex Inc *	4,300	12,857
Digimarc Corp *	3,300	61,314
Digital Lightwave Inc *	4,700	44,086
Digitas Inc *	1,000	4,020
Ditech Communications Corp *	5,900	35,518
Divine Inc ‘A’ *	13,100	9,694
DMC Stratex Networks Inc *	18,400	143,152
Docent Inc *	5,800	18,386
Documentum Inc *	8,700	188,964
DRS Technologies Inc *	3,600	128,340
DSP Group Inc *	7,300	169,798
Duraswitch Industries Inc *	100	850
E.piphany Inc *	17,100	148,941
Echelon Corp *	4,600	65,136
EDO Corp	3,300	87,285
Elantec Semiconductor Inc *	5,900	226,560
Electronics for Imaging Inc *	13,900	310,109
Embarcadero Technologies Inc *	2,800	67,760
Entrust Technologies Inc *	14,100	143,679
EPIQ Systems Inc *	3,350	64,823
ESCO Technologies Inc *	2,600	89,674
eSpeed Inc *	5,600	46,368
ESS Technology *	8,700	184,962
Exar Corp *	10,100	210,585
Excel Technology Inc *	1,700	29,580
EXE Technologies Inc *	4,600	23,414
Extensity Inc *	1,900	4,142
F5 Networks Inc *	4,400	94,776
FalconStor Software Inc *	9,500	86,070
Fibercore Inc *	4,400	10,560
FileNet Corp *	9,100	184,639
Flir Systems Inc *	3,200	121,344
Forrester Research Inc *	4,300	86,602
Gartner Inc ‘A’ *	19,700	230,293
Genuity Inc *	32,600	51,508
Gerber Scientific Inc	4,100	38,130
Globespan Virata Inc *	24,026	311,137
Handspring Inc *	9,800	66,052
Harmonic Inc *	12,700	152,654
hi/fn Inc *	2,600	37,622
HNC Software Inc *	8,000	164,800
Hutchinson Tech *	7,000	162,540
Hyperion Solutions Corp *	9,100	180,726
iBasis Inc *	4,700	6,157
Identix Inc *	9,425	137,652
IDX Systems Corp *	5,200	67,652
II-VI Inc *	2,000	34,460
I-many Inc *	9,700	93,605
Imation Corp *	7,100	153,218
Indus International Inc *	5,600	40,880
Inet Technologies Inc *	800	8,456
InFocus Corp *	9,700	213,594
Information Resources Inc *	7,500	62,250
Inktomi Corp *	29,000	194,590
Innovative Solutions & Support Inc *	600	4,662
Integral Systems Inc MD *	1,300	25,025
Integrated Circuit Systems *	5,900	133,281
Integrated Silicon Solution *	6,700	82,008
Intelidata Technologies Corp *	7,100	20,093
Interactive Intelligence Inc *	600	4,170
Intergraph Corp *	10,400	142,896
Interland Inc *	20,700	43,677
Inter-Tel Inc	5,400	103,788
InterTrust Technologies *	12,100	14,883
InterVoice-Brite Inc *	9,300	119,040
Iomega Corp *	10,660	89,011
ITXC Corp *	8,000	57,520
Ixia *	9,400	120,790
IXYS Corp *	1,800	14,562
J.D. Edwards & Co *	26,000	427,700
JDA Software Group Inc *	6,300	140,805
JNI Corp *	6,600	54,846
Kana Software Inc *	4,488	87,336
Keane Inc *	13,800	248,814
Keithley Instruments Inc	1,300	21,970
Keynote Systems Inc *	5,600	52,360
Kopin Corp *	16,900	236,600
Kroll Inc *	4,800	72,480
Lantronix Inc *	4,200	26,544
LeCroy Corp *	900	16,380
Legato Systems Inc *	23,200	300,904
Lexar Media Inc *	20,000	52,800
Lexent Inc *	1,600	10,000
Liberate Technologies *	27,300	313,404
LightPath Technology Inc *	4,800	17,040
Littelfuse Inc *	3,500	91,840
Loudcloud Inc *	1,700	7,208
Macromedia Inc *	15,100	268,780
Manhattan Associates Inc *	3,200	93,280
Manufacturers Services Ltd *	1,300	8,125
MapInfo Corp *	4,400	69,036
MatrixOne Inc *	8,600	111,714
Maxwell Technologies Inc *	1,400	13,720
McAfee.com Corp *	1,900	64,429
MCSi Inc *	4,400	103,180
Mechanical Technology Inc *	5,100	13,974
MEMC Electronic Materials Inc *	6,500	23,075
Mercury Computer Systems Inc *	4,200	164,262
Merix Corp *	3,800	65,550
MetaSolv Inc *	6,100	47,885
Methode Electronics	8,000	64,000
Micro General Corp *	1,200	16,452
Microsemi Corp *	7,000	207,900
MicroStrategy Inc *	5,500	21,175
Microtune Inc *	5,400	126,684
MIPS Technologies Inc ‘A’ *	8,200	70,848
Moldflow Corp *	100	1,432
MRO Software Inc *	4,800	112,224
MRV Communications Inc *	22,200	94,128
MSC.Software Corp *	5,900	92,040
NEON Communications Inc *	1,500	4,065
Net2Phone Inc *	3,400	22,950
Netegrity Inc *	6,400	123,904
NetIQ Corp *	10,456	368,679
Netro Corp *	9,400	34,498
NetScout Systems Inc *	3,000	23,730
New Focus Inc *	16,600	63,246
Newport Corp	8,800	169,664
Next Level Communications Inc *	9,600	32,160
NMS Communications Corp *	6,200	29,884
Novadigm Inc *	2,600	24,674
Novatel Wireless Inc *	30,000	36,600
Novell Inc *	91,947	422,037
NU Horizons Electronics Corp *	1,500	15,420
Nuance Communications *	5,800	52,780
Numerical Technologies Inc *	4,200	147,840
NYFIX Inc *	7,000	140,140
Oak Technology Inc *	12,600	173,250
ON Semiconductor Corp *	12,600	26,082
ONYX Software Corp *	4,900	19,110
Oplink Communication Inc *	25,600	48,256

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

		Market
	Shares	Value

Opnet Technologies Inc *	1,000	$ 14,410
Optical Communication Products Inc *	1,800	7,092
OTG Software Inc *	4,300	43,000
Packteer Inc *	5,200	38,324
Park Electrochemical Corp	3,750	99,000
PC-Tel Inc *	1,400	13,594
PEC Solutions Inc *	800	30,088
Pemstar Inc *	5,800	69,600
Performance Technologies Inc *	1,000	13,320
Pericom Semiconductor Corp *	6,500	94,250
Perot Systems Corp ‘A’ *	16,100	328,762
Phoenix Technologies Ltd *	7,600	88,464
Pinnacle Systems Inc *	16,400	130,216
Pioneer Standard Electronics	8,700	110,490
Pixelworks Inc *	4,600	73,876
Planar Systems Inc *	3,300	69,630
Plexus Corp *	10,800	286,848
PLX Technology *	4,700	59,267
Pomeroy Computer Resources *	1,300	17,550
Power Integrations Inc *	5,800	132,472
Progress Software Corp *	8,500	146,880
Proxim Inc *	7,900	78,368
Pumatech Inc *	7,200	18,576
Radiant Systems Inc *	5,150	59,225
RadiSys Corp *	5,950	116,977
Rainbow Technologies Inc *	4,400	32,560
Rambus Inc *	19,700	157,403
Read-Rite Corp *	30,100	198,961
Red Hat Inc *	9,300	66,030
Register.com Inc *	6,300	72,450
REMEC Inc *	12,650	126,374
Research Frontiers Inc *	2,400	40,224
Roxio Inc *	5,200	86,060
Saba Software Inc *	9,000	46,980
Safeguard Scientifics Inc *	27,500	96,250
Sage Inc *	3,000	111,210
Sanchez Computer Associates *	2,000	17,100
Sapient Corp *	17,900	138,188
SatCon Technology Corp *	2,700	14,040
SBS Technologies Inc *	3,400	49,538
ScanSource Inc *	1,800	85,680
SCM Microsystems Inc *	3,000	43,920
SeaChange International Inc *	4,400	150,128
Secure Computing Corp *	7,300	150,015
SeeBeyond Technology Corp *	4,800	46,560
Selectica Inc *	9,800	59,290
Serena Software Inc *	3,300	71,742
SignalSoft Corp *	7,900	35,313
Silicon Graphics Inc *	52,100	109,410
Silicon Image Inc *	17,700	66,552
Silicon Laboratories Inc *	3,000	101,130
Silicon Storage Technology Inc *	19,900	191,836
Siliconix Inc *	2,600	71,292
Simplex Solutions Inc *	1,700	28,900
Sipex Corp *	8,400	107,940
Sirenza Microdevices Inc *	1,000	6,090
SONICblue Inc *	28,100	113,524
SonicWALL Inc *	9,400	182,736
Sorrento Networks Corp *	3,300	11,847
Spectra-Physics Inc *	500	8,760
SpectraSite Holdings Inc *	20,700	74,313
Spectrian Corp *	3,000	33,090
SpeechWorks International Inc *	5,400	60,750
SPSS Inc *	1,600	28,400
Standard Microsystems Corp *	2,400	37,248
StarBase Corp *	10,500	7,140
Stellent Inc *	4,300	127,108
Stratos Lightwave Inc *	17,658	108,597
Sunrise Telecom Inc *	2,100	8,421
Supertex Inc *	2,700	47,277
Support.com Inc *	2,900	18,183
Sykes Enterprises Inc *	5,500	51,370
Symmetricom Inc *	5,450	41,475
Synplicity Inc *	1,400	18,886
Syntel Inc *	900	11,637
Systems & Computer Technology *	6,200	64,108
Talx Corp	3,690	92,176
The TriZetto Group Inc *	7,000	91,840
Three-Five Systems Inc *	4,400	70,004
Titan Corp *	15,700	391,715
Transaction Systems Architects ‘A’ *	10,300	126,278
TranSwitch Corp *	25,800	116,100
Trikon Technologies Inc *	2,800	32,900
Trimble Navigation *	7,300	118,333
Tripath Technology Inc *	9,600	16,416
TriQuint Semiconductor Inc *	33,704	413,211
TTM Technologies Inc *	1,100	11,132
Turnstone Systems Inc *	7,600	30,172
Ulticom Inc *	3,300	33,198
United Industrial Corp	4,000	67,000
Universal Access Global Holdings Inc *	10,100	47,369
Universal Display Corp *	2,200	20,020
Unova Inc *	8,600	49,880
USinternetworking Inc *	2,100	420
VA Software Corp *	3,100	7,595
Vastera Inc *	5,700	94,677
VaxGen Inc *	3,500	40,600
Verity Inc *	9,500	192,375
ViaSat Inc *	4,500	70,200
Viasystems Group *	10,000	6,300
Viewpoint Corp *	5,900	40,179
Virage Logic Corp *	3,200	61,536
Visual Networks Inc *	7,100	32,802
Vitria Technology Inc *	20,000	127,800
WatchGuard Technologies *	5,200	33,852
Wave Systems Corp ‘A’ *	9,800	21,952
WebEx Communications Inc *	3,900	96,915
webMethods Inc *	6,500	108,940
Websense Inc *	4,300	137,901
Western Digital Corp *	48,300	302,841
Witness Systems Inc *	5,000	66,600
WJ Communications Inc *	1,200	4,380
Xicor Inc *	6,700	74,370
Xybernaut Corp *	11,400	27,132
Zebra Technologies Corp ‘A’ *	6,800	377,468
Zixit Corp *	2,900	14,674
Zomax Inc *	5,600	44,744
Zoran Corp *	4,500	146,880

		30,109,384
Utilities - 4.65%
Adelphia Business Solutions Inc *	5,400	3,133
AGL Resources Inc	15,800	363,716
AirGate PCS Inc *	2,600	118,430
Alamosa Holdings Inc *	18,400	219,512
Alaska Communications Systems Group *	5,100	40,647
American States Water Co	2,000	69,900
AT&T Latin America Corp *	21,800	25,724
Atmos Energy Corp	11,500	244,375
Avista Corp	14,300	189,618
Boston Communications Group *	3,300	37,455
California Water Service Group	2,600	66,950
Cascade Natural Gas Corp	3,500	77,175
Centennial Communications Corp ‘A’ *	700	7,168
Central Vermont Public Service	1,900	31,730
CH Energy Group Inc	4,800	208,656
Choice One Communications Inc *	1,000	3,540
Cleco Corp	10,600	232,882

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

		Market
	Shares	Value

Commonwealth Telephone Enterprises *	3,200	$145,600
Conestoga Enterprises Inc	2,700	86,265
Connecticut Water Service Inc	3,150	93,146
Covanta Energy Corp *	10,500	47,460
CT Communications Inc	3,400	56,134
Dobson Communications Corp *	5,200	44,408
DQE Inc	16,000	302,880
El Paso Electric Co *	13,500	195,750
Empire District Electric Co	3,400	71,400
Energen Corp	8,000	197,200
Focal Communications Corp ‘A’ *	500	305
General Communication ‘A’ *	7,600	64,828
Golden Telecom Inc *	1,200	14,004
Hawaiian Electric Industries	9,900	398,772
Hickory Tech Corp	4,330	73,394
IDT Corp *	4,100	79,991
IDT Corp ‘A’ *	4,800	79,728
IMPSAT Fiber Networks Inc *	1,600	280
Intrado Inc *	3,500	93,800
ITC Deltacom Inc *	9,600	8,352
Leap Wireless International Inc *	6,900	144,693
Madison Gas & Electric Co	2,900	76,705
Middlesex Water Co	2,000	67,840
Montana Power Co *	32,200	185,150
Network Plus Corp *	2,400	2,784
New Jersey Resources Corp	4,000	187,200
Newpower Holdings Inc *	19,900	14,726
North Pittsburgh Systems Inc	5,000	92,500
Northwest Natural Gas Co	6,700	170,850
Northwestern Corp	8,000	168,400
NTELOS Inc *	2,700	41,823
NUI Corp	3,400	80,580
ONEOK Inc	13,200	235,488
Otter Tail Corp	5,500	160,270
Peoples Energy Corp	9,900	375,507
Philadelphia Suburban Corp	14,706	331,620
Piedmont Natural Gas Co	7,800	279,240
PNM Resources Inc	10,200	285,090
Price Communications Corp *	11,370	217,053
RCN Corp *	10,200	29,886
RGS Energy Group Inc	8,900	334,640
Rural Cellular Corp *	1,400	31,150
SEMCO Energy Inc	5,800	62,350
Sierra Pacific Resources	26,366	396,808
SJW Corp	700	59,703
South Jersey Industries Inc	2,300	74,980
Southern Union Co *	7,025	132,492
Southwest Gas Corp	6,000	134,100
Southwestern Energy Co *	5,300	55,120
The Laclede Group Inc	3,700	88,430
Ubiquitel Inc *	17,100	127,395
UGI Corp	7,600	229,520
UIL Holdings Corp	3,600	184,680
UniSource Energy Corp	6,500	118,235
UnitedGlobalCom Inc ‘A’ *	22,900	114,500
US Unwired Inc *	8,900	90,602
Western Gas Resources Inc	5,800	187,456
WGL Holdings Inc	12,500	363,375
WPS Resources	7,400	270,470
XO Communications Inc ‘A’ *	81,000	7,776

		10,205,495

Total Common Stocks
(Cost $214,213,320)		204,854,430

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 5.46%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 5.46%

State Street Bank and Trust Co
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $12,000,833; collateralized by U.S.
Treasury Notes--market value
$12,240,525 and due 12/31/03)	$12,000,000	$12,000,000

Total Securities Held Under Repurchase
Agreement		12,000,000

Total Short-Term Investment
(Cost $12,000,000)		12,000,000

TOTAL INVESTMENTS - 98.70%
(Cost $226,219,027)		216,861,802

OTHER ASSETS AND
AND LIABILITIES, NET - 1.30%		2,863,361

NET ASSETS - 100.00%		$219,725,163

Notes to Schedule of Investments

(a) The amount of $2,760,000 in cash has been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:
	Number of	Unrealized
Type	Contracts	Appreciation

Russell 2000 (03/02)	60	$181,205

(b) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis		$226,219,027

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost		$26,088,678

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value		(35,445,903)

Net unrealized depreciation		($9,357,225)

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
REIT PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value
COMMON STOCKS - 88.54%

Consumer Discretionary - 4.13%

Frontline Capital Group Inc *	318,400	$ 35,024
Interstate Hotels Corp *	1,360	1,931
Starwood Hotels & Resorts Worldwide Inc	321,233	9,588,805
Wyndham International Inc 'A' *	233,700	130,872

		9,756,632

Financial Services - 84.41%

AMB Property Corp	202,500	5,265,000
AMLI Residential Properties	116,200	2,930,564
Apartment Investment & Mgmt Co 'A'	117,600	5,377,848
Archstone-Smith Trust	504,490	13,268,087
Arden Realty Inc	367,555	9,740,207
AvalonBay Communities Inc	304,500	14,405,895
Boston Properties Inc	183,400	6,969,200
Burnham Pacific Properties Inc	46,040	189,685
Capital Automotive	35,400	704,106
CarrAmerica Realty Corp	147,600	4,442,760
Chateau Communities Inc	74,600	2,230,540
Chelsea Property Group Inc	1,200	58,920
Crescent Real Estate Equity Co	48,300	874,713
Equity Office Properties Trust	756,935	22,768,605
Equity Residential Properties Trust	359,700	10,326,987
Essex Property Trust Inc	138,300	6,833,403
Federal Realty Investment Trust	287,800	6,619,400
General Growth Properties Inc	163,100	6,328,280
Great Lakes REIT Inc	24,823	397,168
Host Marriott Corp	361,100	3,249,900
Kilroy Realty Corp	35,600	935,212
Koger Equity Inc	22,200	361,860
Macerich Co	126,400	3,362,240
Mack-Cali Realty Corp	61,700	1,913,934
Manufactured Home Communities Inc	115,600	3,607,876
Post Properties Inc	40,700	1,445,257
Prime Group Realty Trust	32,900	303,667
Prologis Trust	242,280	5,211,443
PS Business Parks Inc	65,800	2,072,700
Public Storage Inc	343,624	11,477,042
Reckson Associates Realty Corp	50,300	1,175,008
Rouse Co	180,900	5,298,561
Security Capital Group Inc 'B' *	124,200	3,150,954
Shurgard Storage Centers 'A'	159,000	5,088,000
Simon Property Group Inc	476,700	13,981,611
SL Green Realty Corp	93,300	2,865,243
Summit Properties Inc	187,100	4,681,242
Sun Communities Inc	28,900	1,076,525
Taubman Centers Inc	171,645	2,548,928
Vornado Realty Trust	142,200	5,915,520

		199,454,091

Total Common Stocks
(Cost $193,731,211)		209,210,723

FOREIGN COMMON STOCKS - 6.05%

Canada - 6.05%

Brookfield Properties Corp	542,600	9,332,720
Trizec Hahn Corp	316,900	4,975,330

		14,308,050

Total Foreign Common Stocks
(Cost $13,183,650)		14,308,050

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 5.20%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 5.20%

State Street Bank and Trust Co
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $12,293,854; collateralized by U.S.
Treasury Notes--market value
$12,541,275 and due 12/31/03)	$ 12,293,000	$ 12,293,000

Total Securities Held Under Repurchase
Agreement		12,293,000

Total Short-Term Investment
(Cost $ 12,293,000)		12,293,000

TOTAL INVESTMENTS - 99.79%
(Cost $ 219,207,861)		235,811,773

OTHER ASSETS AND
LIABILITIES, NET - 0.21%		490,448

NET ASSETS - 100.00%		$ 236,302,221

Notes to Schedule of Investments

(a) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:
Tax cost basis		$ 219,207,861

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost		$ 20,639,363

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value		(4,035,451)

Net unrealized appreciation		$ 16,603,912

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND INFLATION MANAGED PORTFOLIO Schedule of Investments December 31, 2001

	Principal Amount	Market Value
CORPORATE BONDS & NOTES - 17.39%

Autos & Transportation - 1.86%

DaimlerChrysler NA Holding Corp
2.545% due 01/18/02 ++	$ 2,600,000	$ 2,599,709
7.125% due 03/01/02	4,650,000	4,677,230
8.500% due 01/18/31	4,000,000	4,282,024

		11,558,963

Consumer Discretionary - 3.43%

Walt Disney Co
4.500% due 09/15/04	15,000,000	14,986,785
Waste Management Inc
6.625% due 07/15/02	6,225,000	6,301,424

		21,288,209

Consumer Staples - 0.99%

ConAgra Foods Inc
5.500% due 10/15/02	6,000,000	6,121,848

Financial Services - 10.37%

Associates Corp of North America
2.385% due 05/08/03 ++	700,000	701,492
Bear Stearns Cos Inc
2.346% due 05/16/03 ++	2,000,000	1,998,646
Ford Motor Credit Co
2.060% due 03/17/03 ++	4,000,000	3,921,392
2.141% due 02/13/03	5,000,000	4,906,625
2.750% due 01/26/04 ++	3,000,000	2,909,142
4.225% due 10/25/04	8,000,000	8,005,032
General Motors Acceptance Corp
2.185% due 02/14/03 ++	5,000,000	4,932,845
2.753% due 03/22/04 ++	1,900,000	1,861,289
Goldman Sachs Group LP
6.600% due 07/15/02 ~	4,500,000	4,592,763
Heller Financial Inc
2.370% due 05/07/02 ++	3,000,000	2,998,485
J.P. Morgan & Co Inc
5.750% due 02/25/04	4,000,000	4,157,384
Key Bank NA
6.052% due 04/24/03	4,500,000	4,642,173
Lehman Brothers Holdings Inc
2.900% due 07/06/04 ++	1,100,000	1,095,998
3.956% due 08/04/03	1,000,000	997,800
Morgan Stanley Dean Witter & Co
5.625% due 01/20/04	3,800,000	3,935,303
Racers
2.331% due 03/03/03 ++ ~	3,200,000	3,203,706
Tyco Capital Corp
2.831% due 10/01/02 ++	4,000,000	4,006,188
Washington Mutual Inc
2.345% due 05/14/04 ++	5,500,000	5,489,831

		64,356,094

Integrated Oils - 0.49%

Conoco Inc
3.201% due 10/15/02	3,000,000	3,005,784

Utilities - 0.25%

Commonwealth Edison Co
7.375% due 09/15/02	1,500,000	1,538,712

Total Corporate Bonds & Notes
(Cost $107,694,348)		107,869,610

MORTGAGE-BACKED SECURITIES - 8.17%

Collateralized Mortgage Obligations - 3.47%

Bear Stearns Mortgage Securities Inc
7.000% due 03/25/27 "	$ 1,000,000	$ 1,022,775
Countrywide Inc
8.286% due 03/25/24 "++	30,618	30,563
DLJ Mortgage Acceptance Corp
6.750% due 07/25/29 "	2,951,667	2,978,955
Greenwich Capital Acceptance Inc
5.567% due 02/01/09 "++ + ~	9,037,466	9,299,892
Home Savings of America
5.271% due 05/25/27 "++	164,259	160,285
Imperial Savings & Loan Association
8.840% due 07/25/17 "++	6,485	6,467
9.900% due 02/25/18 "	22,273	22,547
NationsLink Funding Corp
2.393% due 04/10/07 "++	3,001,107	2,999,787
Prudential Home Mortgage Securities Co
6.600% due 08/25/23 "	308,913	309,829
Residential Accredit Loans Inc
7.500% due 03/25/27 "	2,729,766	2,861,545
Residential Funding Mtg Securities Inc
6.500% due 04/25/29 "	500,000	492,372
7.719% due 03/25/25 "++	15,285	15,302
Ryland Mortgage Securities Corp
5.000% due 11/25/31 "	38,255	37,652
6.087% due 10/01/27 "++ +	551,547	551,877
Salomon Brothers Mtg Securities VII Inc
2.280% due 07/25/29 "++	749,075	750,443

		21,540,291

Fannie Mae - 0.78%

5.224% due 08/01/17 "++	1,473,726	1,493,782
5.356% due 06/01/18 "++	45,038	45,794
5.356% due 03/01/24 "	116,148	118,148
5.356% due 08/01/24 "	230,581	234,552
5.356% due 07/01/26 "	76,560	77,863
5.563% due 03/01/18 "++	1,278,749	1,296,152
6.555% due 12/01/22 "++	194,986	197,365
6.900% due 09/01/09 "	1,075,934	1,149,442
7.178% due 01/01/25 "++	206,396	214,123

		4,827,221

Federal Housing Authority - 0.06%

7.400% due 07/25/19 "+	196,868	199,606
7.430% due 07/01/21 "+	162,932	165,198

		364,804

Freddie Mac - 0.15%

6.500% due 08/15/23 "	917,018	924,167
6.750% due 02/01/08 "	121	122

		924,289

Government National Mortgage Association - 3.71%

6.000% due 06/15/29 "	2,771,807	2,724,343
6.375% due 05/20/23 "++	81,523	83,744
6.375% due 02/20/25 "++	396,463	405,253
6.375% due 05/20/26 "++	416,030	426,971
6.375% due 01/20/27 "++	559,748	571,714
6.500% due 11/15/33 "	3,573,532	3,619,502
6.550% due 06/15/40 "	12,323,765	12,360,719
6.750% due 09/20/22 "++	1,004,081	1,035,796
6.750% due 09/20/23 "++	42,206	43,537
6.750% due 07/20/25 "++	608,772	626,984
7.625% due 10/20/24 "++	368,204	379,285
7.625% due 11/20/26 "++	408,873	420,827

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND INFLATION MANAGED PORTFOLIO Schedule of Investments (Continued) December 31, 2001

	Principal Amount	Market Value

7.625% due 12/20/26 "++	$ 294,131	$ 302,716
9.000% due 01/15/17 "	21,952	24,055

		23,025,446

Stripped Mortgage Backed Securities - 0.00%

Federal Home Loan Mortgage Corp (IO)
6.500% due 09/15/18 "	98,924	1,428

Total Mortgage-Backed Securities
(Cost $49,334,253)		50,683,479

OTHER ASSET-BACKED SECURITIES - 2.08%

Banc One Auto Grantor Trust
6.290% due 07/20/04 "	454,703	457,203
Champion Home Equity Loan Trust
8.228% due 05/25/28 "++	421,009	433,992
Conseco Finance Securitizations Corp
8.480% due 12/01/31 "	9,000,000	9,871,817
Contimortgage Home Equity Loan Trust
2.106% due 08/15/28 "++	71,235	71,252
Countrywide Home Equity Loan Trust
2.136% due 08/15/25 "++	873,521	873,515
Option One Mortgage Loan Trust
2.608% due 02/25/29 "++	1,177,823	1,184,815
Salomon Brothers Mtg Securities VII Inc
3.355% due 12/25/26 "++	5,857	5,864

Total Other Asset-Backed Securities
(Cost $12,015,441)		12,898,458

U.S. GOVERNMENT AGENCY ISSUE - 0.21%

Federal Home Loan Bank
7.536% due 02/15/02 ++	1,300,000	1,301,287

Total U.S. Government Agency Issue
(Cost $1,298,622)		1,301,287

U.S. TREASURY INFLATION INDEX BOND - 28.95%

3.875% due 01/15/09	175,558,488	179,618,454

Total U.S. Treasury Inflation Index Bond
(Cost $179,663,978)		179,618,454

U.S. TREASURY OBLIGATIONS - 111.05%

Treasury Inflation Protected Securities
3.375% due 01/15/07 ^	99,663,160	99,513,215
3.375% due 04/15/32 # ^	34,378,080	33,890,291
3.500% due 01/15/11 # ^	30,935,700	30,660,798
3.625% due 07/15/02 # ^	21,291,780	21,361,325
3.625% due 01/15/08 # ^	61,993,800	62,305,701
3.625% due 04/15/28 # ^	54,579,904	55,565,733
3.875% due 01/15/09 # ^	177,297,285	180,312,063
3.875% due 04/15/29 # ^	166,993,910	177,671,450
4.250% due 01/15/10 # ^	26,662,000	27,800,919

Total U.S. Treasury Obligations
(Cost $696,935,044)		689,081,495

FOREIGN BONDS - 2.45%

Cayman Islands - 0.80%

Juno Reinsurance Ltd
6.180% due 06/26/02 ++ ~	2,000,000	2,022,600
Namazu Reinsurance Ltd
6.581% due 12/02/04 ++ ~	3,000,000	2,931,720

		4,954,320

France - 0.65%

France Telecom
3.613% due 03/14/03	4,000,000	4,036,600

Ireland - 0.66%

Atlas Reinsurance PLC
6.292% due 04/04/03 ~	600,000	600,000
8.654% due 01/07/05 ~	3,500,000	3,500,000

		4,100,000

Philippines - 0.34%

Asian Development Bank
5.820% due 06/16/28	2,050,000	2,114,075

Total Foreign Bonds
(Cost $15,192,460)		15,204,995

FOREIGN GOVERNMENT BONDS - 1.92%

Austria - 0.15%

Republic of Austria
5.250% due 01/15/10
(Principal in Euro)	1,000,000	917,645

France - 1.77%

France Government
3.000% due 07/25/12 ^
(Principal in Euro)	12,535,875	10,994,579

Total Foreign Government Bonds
(Cost $12,200,021)		11,912,224

PURCHASED PUT OPTIONS - 0.00%

U.S. Treasury Inflation Note (OTC)
3.375% due 01/15/07
Strike @ 91.63 Exp. 07/15/02
900,000 Contracts	90,000,000	4,500
U.S. Treasury Inflation Note (OTC)
3.625% due 07/15/02
Strike @ 99.00 Exp. 07/20/02
700,000 Contracts	70,000,000	3,500

Total Purchased Put Options
(Cost $25,000)		8,000

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 68.90%

COMMERCIAL PAPER - 68.14%

Abbey National
1.770% due 03/22/02	$11,400,000	$11,353,830
1.810% due 03/22/02	1,400,000	1,394,330
ABN Amro
1.760% due 03/20/02	7,700,000	7,669,585
Danske Corp
1.800% due 03/11/02	15,800,000	15,744,700
1.830% due 03/11/02	4,300,000	4,284,950
Fannie Mae
1.970% due 03/20/02	700,000	697,235
Freddie Mac
1.660% due 01/09/02	190,000,000	189,929,910
1.800% due 03/20/02	33,700,000	33,568,570
1.830% due 03/15/02	25,000,000	24,907,500
1.830% due 03/27/02	25,000,000	24,891,979
General Electric Capital Corp
1.800% due 03/27/02	5,700,000	5,675,490
1.800% due 03/28/02	18,200,000	18,120,830
KFW International Financial
1.760% due 03/12/02	6,200,000	6,177,990
Merck & Co Inc
1.850% due 03/28/02	1,500,000	1,493,475
Nestle Finance France SA
1.790% due 03/26/02	1,100,000	1,095,325
Rabo Bank
1.990% due 01/14/02	8,300,000	8,294,036
Sprint Capital Corp
3.210% due 04/22/02	12,000,000	11,881,230
Svenska Handelsbanken
1.800% due 03/28/02	1,500,000	1,493,475
2.080% due 03/28/02	6,600,000	6,567,205
Swed Bank
1.770% due 03/28/02	11,200,000	11,151,280
1.780% due 03/28/02	400,000	398,260
1.940% due 03/25/02	12,500,000	12,447,500
UBS Finance (DEL) Inc 'C'
2.030% due 03/28/02	500,000	497,825
Westpac Trust Investments Ltd

1.900% due 03/28/02	23,200,000	23,094,698

Total Commercial Paper		422,831,208

U.S. TREASURY BILLS - 0.43%

1.625% due 02/07/02 **	300,000	299,517
1.946% due 02/07/02 **	1,100,000	1,098,229
2.177% due 02/07/02 **	750,000	748,793
2.190% due 02/07/02 **	500,000	499,195

Total U.S. Treasury Bills		2,645,734

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.33%

State Street Bank and Trust Co
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
Of $2,049,142; collateralized by U.S.
Treasury Notes--market value
$2,093,920 and due 05/15/04)	$ 2,049,000	$2,049,000

Total Securities Held Under Repurchase
Agreement		2,049,000

Total Short-Term Investments
(Cost $427,521,620)		427,525,942

TOTAL INVESTMENTS - 241.12%
(Cost $1,501,880,787)		1,496,103,944

OTHER ASSETS AND
LIABILITIES, NET - (141.12%)		(875,610,104)

NET ASSETS - 100.00%		$620,493,840

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

Notes to Schedule of Investments

(a) Securities with an approximate aggregate market value of $2,645,734 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

Type	Number of Contracts	Unrealized Appreciation

Eurodollar September Futures (09/02)	100	$99,250

(b) Swap agreements outstanding at December 31, 2001:
Type	Notional Amount	Unrealized Depreciation

Receive floating rate based on 6-month BP-LIBOR and pay fixed rate equal to 5.2500%.
Broker: Goldman Sachs Exp. 09/19/02	BP 22,000,000	($148,913)
Receive floating rate based on 3-month USD-LIBOR and pay fixed rate equal to 6.0000%.
Broker: Bank of America Exp. 06/15/03	$17,800,000	(352,492)
Receive fixed rate equal to 5.2500% and pay floating rate based on 6-month BP-LIBOR.
Broker: Goldman Sachs Exp. 03/19/06	BP 22,000,000	(366,684)
Receive floating rate based on 3-month USD-LIBOR and pay fixed rate equal to 6.0000%.
Broker: Morgan Stanley Exp. 06/17/07	$61,500,000	(1,069,423)
Receive floating rate based on 6-month JY-LIBOR and pay fixed rate equal to 1.6692%.
Broker: Goldman Sachs Exp. 05/18/27	JY 875,000,000	(384,067)
Receive floating rate based on 6-month ED-LIBOR and pay fixed rate equal to 6.1750%.
Broker: Goldman Sachs Exp. 05/22/30	ED 1,270,000	(103,356)

		($2,424,935)

(c) Transactions in options for the year ended December 31, 2001, were as follows:
	Number of Contracts	Premium

Outstanding, December 31, 2000	1,301	$290,739
Options Written	977	336,254
Options Exercised	37	12,620
Options Expired	2,241	614,373

Outstanding, December 31, 2001	0	$0

(d) Forward foreign currency contracts outstanding at December 31, 2001, were summarized as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration Month	Unrealized Depreciation

Sell	ED	$13,535,000	01/02	($160,954)

(e) Notional and principal amount denoted in the indicated currency:
BP – British Pound
ED – Eurodollar
JY – Japanese Yen

(f) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis	$1,501,880,787

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost	$3,523,535
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(9,300,378)

Net unrealized depreciation	($5,776,843)

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments
December 31, 2001

	Principal Amount	Market Value
CORPORATE BONDS & NOTES - 33.29%

Autos & Transportation - 2.80%

American Airlines
9.710% due 01/02/07	$11,354,091	$11,033,621
AMR Corp
9.000% due 09/15/16	4,500,000	3,846,960
Continental Airlines Inc
7.256% due 03/15/20 ++	226,290	202,427
DaimlerChrysler AG
7.450% due 03/01/27	2,000,000	1,915,740
DaimlerChrysler NA Holding Corp
2.730% due 08/01/03 ++	15,900,000	15,669,991
Ford Motor Co
7.500% due 03/15/05	22,700,000	23,514,340
7.700% due 05/15/97	2,000,000	1,773,938
General Motors Corp
7.400% due 09/01/25	1,000,000	952,649
Northwest Airlines Corp
10.530% due 01/15/09	3,875,486	4,043,837
United Airlines Inc
9.210% due 01/21/17	800,000	635,584
9.560% due 10/19/18	1,650,000	1,310,050
10.850% due 02/19/15	1,000,000	894,680

		65,793,817
Consumer Discretionary - 0.29%

Allied Waste North America Inc
7.625% due 01/01/06	500,000	496,250
Amerco
7.200% due 04/01/02	1,700,000	1,703,573
Chancellor Media Corp
8.000% due 11/01/08	250,000	260,625
8.125% due 12/15/07	250,000	260,000
Charter Communications Holdings LLC
8.250% due 04/01/07	500,000	483,125
Tele-Communications Inc - TCI Group
8.250% due 01/15/03	570,000	593,909
Time Warner Entertainment Co
9.625% due 05/01/02	300,000	306,430
USA Waste Services
7.000% due 10/01/04	300,000	311,302
Viacom Inc
7.750% due 06/01/05	2,260,000	2,438,712

		6,853,926

Consumer Staples - 2.11%

ConAgra Foods Inc
2.720% due 09/10/03 ++	16,700,000	16,717,251
Kroger Co
2.771% due 08/16/12 ++	13,800,000	13,808,597
Nabisco Inc
6.125% due 02/01/33	13,800,000	14,208,590
Philip Morris Cos Inc
7.000% due 07/15/05	340,000	362,288
7.125% due 08/15/02	1,300,000	1,331,907
7.625% due 05/15/02	200,000	203,425
7.750% due 01/15/27	900,000	935,731
Procter & Gamble Co
6.875% due 09/15/09	175,000	189,376
RJ Reynolds Tobacco Holdings Inc
7.375% due 05/15/03	1,000,000	1,038,279
Safeway Inc
6.050% due 11/15/03	805,000	835,521

		49,630,965

Diversified - 0.03%

ITT Corp
6.750% due 11/15/03	625,000	620,220

Energy - 1.67%

NRG Energy Inc
8.000% due 11/01/03	5,600,000	5,763,369
R&B Falcon Corp
6.500% due 04/15/03	3,000,000	3,093,204
9.125% due 12/15/03	12,000,000	13,038,780
Williams Cos Inc
3.145% due 07/31/02 ++ ~	16,000,000	16,016,112
7.625% due 07/15/19	1,500,000	1,481,861

		39,393,326
Financial Services - 18.05%

Ahold Finance USA Inc
8.250% due 07/15/10	245,000	273,656
American General Corp
7.500% due 07/15/25	1,500,000	1,640,616
American Health Properties
7.050% due 01/15/02	200,000	200,181
Aristar Inc
7.375% due 09/01/04	500,000	534,377
Associates Corp of North America
6.250% due 11/01/08	150,000	153,387
AT&T Capital Corp
5.860% due 04/26/02	10,500,000	10,612,728
6.600% due 05/15/05	2,200,000	2,279,825
Bank of America Corp
4.750% due 10/15/06	16,000,000	15,678,640
BankAmerica Corp
7.200% due 09/15/02	1,000,000	1,031,293
7.500% due 10/15/02	500,000	518,577
7.875% due 12/01/02	2,500,000	2,615,977
Bear Stearns Cos Inc
2.626% due 11/30/04 ++	17,100,000	17,017,321
6.150% due 03/02/04	8,100,000	8,433,704
Beneficial Corp
6.250% due 02/18/13	1,240,000	1,279,974
Capital One Bank
2.391% due 02/11/02 ++	8,800,000	8,794,738
3.020% due 07/28/03 ++	3,000,000	2,971,923
6.480% due 06/28/02	1,200,000	1,224,107
6.760% due 07/23/02	7,200,000	7,372,462
Chrysler Financial
2.040% due 01/30/02 ++	9,700,000	9,694,025
CIT Group Holdings
7.125% due 10/15/04	15,000,000	15,885,735
CitiCorp
8.000% due 02/01/03	1,000,000	1,055,641
Countrywide Funding Corp
6.970% due 03/28/03	1,500,000	1,562,832
Countrywide Home Loans Inc
6.250% due 04/15/09	40,000	39,751
6.850% due 06/15/04	110,000	116,600
Credit Asset Receivable LLC
6.274% due 10/31/03 ++ ~	3,329,747	3,309,908
EOP Operating LP
6.375% due 02/15/03	1,000,000	1,030,026
Finova Group Inc
7.500% due 11/15/09	2,700,000	1,147,500

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal Amount	Market Value
Ford Motor Credit Co
2.060% due 03/17/03	$1,500,000	$1,470,522
2.141% due 02/13/03 ++	3,000,000	2,943,975
2.359% due 06/30/05 ++	12,500,000	11,822,937
2.423% due 06/23/03 ++	1,000,000	980,204
2.760% due 07/19/04 ++	16,000,000	15,360,945
5.279% due 10/27/03
(Principal in Euro)	7,500,000	6,717,214
6.700% due 07/16/04	2,900,000	2,942,760
7.200% due 06/15/07	1,300,000	1,309,000
Gemstone Investor Ltd
7.710% due 10/31/04 ~	10,800,000	10,504,523
General Motors Acceptance Corp
6.125% due 09/15/06	2,500,000	2,476,860
8.000% due 11/01/31	17,800,000	18,168,478
GMAC Financial Services
2.740% due 07/21/04 ++	9,300,000	8,994,104
2.750% due 04/05/04 ++	15,100,000	14,578,839
3.110% due 01/20/04 ++	32,000,000	31,318,144
6.750% due 12/10/02	14,000,000	14,456,624
6.850% due 06/17/04	1,200,000	1,252,309
GS Escrow Corp
3.230% due 08/01/03 ++	8,000,000	7,890,136
Heller Financial Inc
2.183% due 06/24/02 ++	5,000,000	5,006,268
2.540% due 04/28/03 ++	3,400,000	3,424,551
6.500% due 07/22/02	4,000,000	4,095,940
Household Finance Corp
2.506% due 05/28/04 ++	15,100,000	15,101,374
6.750% due 05/15/11	14,000,000	13,954,710
7.000% due 08/01/03	800,000	842,651
Lehman Brothers Holding Inc
3.500% due 04/02/02 ++	300,000	300,511
6.625% due 12/27/02	175,000	181,302
Lehman Brothers Holding PLC
2.381% due 09/03/02	9,900,000	9,904,019
Long Island Savings Bank
7.000% due 06/13/02	875,000	893,173
MBNA Corp
2.600% due 04/25/02 ++	7,600,000	7,595,698
6.875% due 07/15/04	2,000,000	2,065,958
Merrill Lynch & Co Inc
5.710% due 01/15/02	130,000	130,148
MIC Financing Trust
8.375% due 02/01/27 ~	500,000	491,369
Morgan Stanley Dean Witter & Co
2.415% due 08/07/03 ++	17,000,000	17,019,992
National Westminster Bank PLC
7.375% due 10/01/09	530,000	574,376
NationsBank Corp
7.250% due 10/15/25	840,000	867,524
Pemex Master Trust
8.000% due 11/15/11 ~	23,800,000	23,978,500
Popular North America Inc
6.625% due 01/15/04	7,200,000	7,440,286
Qwest Capital Funding Inc
7.750% due 08/15/06	500,000	514,579
Salomon Smith Barney Holdings Inc
2.540% due 05/04/04 ++	1,000,000	1,004,206
Sears Roebuck Acceptance Corp
6.630% due 07/09/02	1,866,000	1,907,819
Simon Debartolo Group
6.625% due 06/15/03	1,065,000	1,100,573
6.750% due 07/15/04	600,000	622,099
Transamerica Finance Corp
7.250% due 08/15/02	10,000,000	10,282,100
US Bancorp
8.125% due 05/15/02	350,000	357,336
Wachovia Corp
7.450% due 07/15/05	22,700,000	24,517,657
Wells Fargo & Co
6.625% due 07/15/04	945,000	1,003,302

		424,841,099

Health Care - 1.02%

Columbia/HCA Healthcare Corp
3.401% due 09/19/02 ++	17,000,000	17,012,291
6.730% due 07/15/45	500,000	513,206
6.870% due 09/15/03	1,700,000	1,767,499
8.020% due 08/05/02	400,000	412,537
8.130% due 08/04/03	4,000,000	4,232,520

		23,938,053

Integrated Oils - 1.64%

Conoco Inc
3.201% due 10/15/02 ++	7,000,000	7,013,496
5.900% due 04/15/04	10,900,000	11,326,179
Kerr-McGee Corp
2.654% due 06/28/04 ++ ~	11,000,000	10,984,996
Occidental Petroleum Corp
6.400% due 04/01/03	400,000	411,260
7.200% due 04/01/28	745,000	736,028
8.450% due 02/15/29	595,000	675,683
Phillips Petroleum Co
8.500% due 05/25/05	6,750,000	7,470,205

		38,617,847

Producer Durables - 0.15%

Tyco International Group
5.875% due 11/01/04	600,000	614,155
6.375% due 06/15/05	2,070,000	2,134,102
6.875% due 01/15/29	700,000	673,539

		3,421,796

Technology - 0.22%

PanAmSat Corp
6.125% due 01/15/05	385,000	349,010
Raytheon Co
6.150% due 11/01/08	350,000	348,143
6.300% due 03/15/05	1,100,000	1,135,619
6.450% due 08/15/02	3,400,000	3,449,484

		5,282,256

Utilities - 5.31%

360 Communication Co
7.125% due 03/01/03	1,350,000	1,387,453
BVPS II Funding Corp
8.330% due 12/01/07	2,572,000	2,725,047
Calenergy Co Inc
7.230% due 09/15/05	600,000	624,398
Cleveland Electric-Toledo Edison Co
7.670% due 07/01/04	4,000,000	4,263,320
CMS Energy Corp
6.750% due 01/15/04	290,000	285,192
Cox Communications Inc
6.400% due 08/01/08	125,000	125,848
6.625% due 06/14/02 ~	2,000,000	2,027,470
6.800% due 08/01/28	110,000	102,797
7.500% due 08/15/04	315,000	336,308
Lenfest Communications Inc
8.375% due 11/01/05	800,000	870,144
Limestone Electron Trust
8.625% due 03/15/03 ~	23,000,000	23,217,120
Niagara Mohawk Power Corp
6.875% due 04/01/03	550,000	569,636
7.750% due 05/15/06	2,400,000	2,572,450
8.000% due 06/01/04	500,000	537,252

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal	Market
	Amount	Value

Pacific Gas & Electric Corp
7.575% due 10/31/49 ## ++ ~	$27,000,000	$25,380,000
PP&L Capital Funding Inc
7.700% due 11/15/07	6,700,000	6,965,159
Public Services Enterprises
3.025% due 05/21/02 ++	16,500,000	16,456,968
Sprint Capital Corp
6.000% due 01/15/07 ~	22,000,000	21,866,834
6.900% due 05/01/19	650,000	610,334
Texas Utilities Electrical Co
2.500% due 06/15/03 ++ ~	14,000,000	14,014,266

		124,937,996

Total Corporate Bonds & Notes
(Cost $779,844,742)		783,331,301

MORTGAGE-BACKED SECURITIES - 50.53%
Collateralized Mortgage Obligations - 14.91%
American Southwest Financial Securities Corp
7.400% due 11/17/04 "	2,316,333	2,389,665
BankAmerica Mortgage Securities Inc
6.500% due 05/25/29 "	9,086,032	8,896,595
Bear Stearns Adjustable Rate Mortgage Trust
6.299% due 01/25/32 "+	34,500,000	35,322,080
6.665% due 09/25/31 "++ +	7,153,376	7,230,683
Cendant Mortgage Corp
6.500% due 01/18/16 "~	4,646,616	4,685,787
6.899% due 11/18/28 "++ ~	11,544,869	11,472,713
Chase Mortgage Finance Corp
6.500% due 07/25/28 "	2,469,304	2,510,776
6.500% due 05/25/29 "	16,700,000	16,441,401
CitiCorp Mortgage Securities
6.750% due 04/25/28 "	3,900,000	4,000,289
Commercial Mortgage Acceptance Corp
6.490% due 05/15/08 "	2,500,000	2,581,710
Countrywide Home Loans
6.500% due 09/25/13 "	2,541,473	2,587,918
Countrywide Mortgage Backed Securities Inc
6.750% due 05/25/24 "	1,016,029	1,028,298
DLJ Commercial Mortgage Corp
7.300% due 06/10/32 "	1,200,000	1,283,970
First Horizon Asset Securities Inc
6.250% due 04/25/31 "	28,322,667	28,795,797
6.750% due 02/25/31 "	47,970,954	48,944,045
GE Capital Mortgage Services Inc
6.250% due 07/25/29 "	5,500,000	5,633,073
6.500% due 04/25/24 "	4,170,190	4,250,654
6.500% due 05/25/29 "	24,107,750	23,786,273
8.283% due 12/25/23 "++	3,214,900	3,137,608
GMAC Commercial Mortgage Securities Inc
0.624% due 08/15/23 (IO) "	14,483,007	488,696
6.700% due 03/15/08 "	2,200,000	2,266,871
Imperial Savings & Loan Association
9.900% due 02/25/18 "	22,274	22,547
IndyMac ARM Trust
6.444% due 09/25/31 "++ +	8,046,428	8,090,777
Lehman Large Loan
0.804% due 04/12/12 (IO) "	16,674,208	403,673
Mellon Residential Mortgage
6.750% due 01/25/13 "	812,026	837,974
MLCC Mortgage Investments
2.276% due 03/15/25 "++	20,180,150	20,257,861
Mortgage Capital Funding Inc
1.151% due 11/20/12 (IO) "	8,084,583	463,504
Norwest Asset Securities Corp
7.500% due 03/25/27 "	851,878	879,526
Paine Webber Mortgage Acceptance Corp
6.900% due 08/25/08 "++	1,927	1,932
PNC Mortgage Securities Corp
7.482% due 09/29/30 "++	1,832,518	1,869,539
Premium Asset Trust
2.481% due 11/27/04 "++ ~	31,000,000	31,068,417
Residential Accredit Loans Inc
7.500% due 03/25/27 "	909,922	953,848
Residential Funding Mtg Securities Inc
6.500% due 04/25/29 "	12,500,000	12,309,313
6.500% due 05/25/29 "	4,362,365	4,073,567
Security National Mortgage Loan Trust
5.790% due 02/25/17 "+ ~	2,198,618	2,219,719
Structured Asset Mortgage Investments Inc
7.191% due 02/25/30 "++	5,536,272	5,679,680
Union Planters Corp
6.800% due 01/25/28 "	4,500,000	4,703,918
Wells Fargo Mortgage Backed Securities
6.634% due 10/25/31 "++ +	5,460,836	5,549,835
6.749% due 10/25/31 "++ +	26,637,035	26,991,494
7.750% due 08/25/30	6,760,944	6,845,895

		350,957,921

Fannie Mae - 8.04%
5.412% due 05/01/36 "++	909,192	924,153
5.429% due 05/01/36 "++	882,197	896,720
5.431% due 05/01/36 "++	28,524,677	28,994,510
5.524% due 03/01/33 "++	6,595,082	6,714,045
5.750% due 04/15/03 "	1,300,000	1,352,783
6.000% due 02/19/16 # "	1,000,000	998,440
6.000% due 02/13/31 # "	90,000,000	87,609,600
6.190% due 04/01/27 "++	1,067,176	1,086,986
6.387% due 11/01/23 "++	25,072	25,142
6.500% due 09/01/05 "	2,116,122	2,169,793
6.555% due 12/01/22 "++	296,177	299,792
7.018% due 06/01/27 "++	1,022,494	1,062,261
7.178% due 01/01/25 "++	277,110	287,484
7.250% due 01/15/10 "	49,100,000	54,254,616
7.593% due 01/01/23 "++	969,621	1,008,424
8.000% due 04/01/30 "	319,249	334,661
8.000% due 05/01/30 "	559,366	586,371
8.000% due 08/01/30 "	482,093	505,368
8.000% due 09/01/30 "	79,927	83,786

		189,194,935

Federal Housing Authority - 1.74%
7.422% due 09/01/19 "+	7,469,752	7,616,363
7.430% due 10/01/20 "+	5,213,592	5,286,097
7.430% due 08/01/21 "	163,261	154,979
7.430% due 02/01/23 "	342,730	324,812
7.430% due 10/01/23 "+	8,209,631	8,288,187
7.430% due 12/01/23 "+	3,584,301	3,634,148
7.430% due 10/01/24 "+	5,183,197	5,232,794
8.125% due 10/01/33 "+	9,961,863	10,307,236

		40,844,616

Freddie Mac - 4.77%
5.000% due 06/15/09 "	3,724,000	3,604,839
5.500% due 01/01/31 "	44,948,750	43,142,004
6.500% due 11/25/23 "	839,834	772,310
6.500% due 08/15/31 "	4,776,789	4,361,800
6.875% due 09/15/10 "	27,200,000	29,386,907
7.145% due 05/01/23 "++	74,336	74,964
7.500% due 01/15/23 "	17,614,328	18,331,289
7.500% due 09/20/26 "	2,943,035	2,978,572
7.500% due 01/15/27 "	9,043,274	9,492,544
9.000% due 10/01/02 "	4,253	4,322
9.000% due 12/01/04 "	8,416	8,799

		112,158,350

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal	Market
	Amount	Value

Government National Mortgage Association - 21.07%

6.000% due 01/15/29 "	$16,297,824	$16,018,740
6.000% due 02/15/29 "	12,074,226	11,867,466
6.000% due 03/15/29 "	10,020,620	9,849,027
6.000% due 04/15/29 "	6,623,274	6,509,856
6.000% due 01/25/30 # "	47,400,000	46,525,944
6.000% due 08/15/31 "	249,675	245,227
6.000% due 01/24/32 # "	24,000,000	23,692,500
6.375% due 03/20/24 " ++	657,270	672,062
6.375% due 02/20/27 " ++	452,897	462,495
6.500% due 01/20/29 "	14,419,426	13,677,933
6.500% due 01/25/30 # "	268,000,000	268,921,920
6.500% due 11/15/33 "	3,099,859	3,139,735
6.650% due 10/15/40 "	13,086,344	13,129,143
6.750% due 07/20/25 " ++	478,321	492,630
6.750% due 07/20/26 " ++	1,690,569	1,739,822
7.000% due 01/25/30 # "	10,000,000	10,212,500
7.625% due 11/20/23 " ++	2,335,791	2,406,854
7.625% due 10/20/24 " ++	552,306	568,927
7.625% due 11/20/26 " ++	2,400,763	2,470,955
7.625% due 12/20/26 " ++	294,131	302,716
8.500% due 09/15/16 "	79,421	84,000
8.500% due 12/15/21 "	2,022	2,184
8.500% due 08/15/22 "	8,229	8,902
8.500% due 12/15/22 "	5,832	6,309
8.500% due 01/15/28 "	53,058	56,888
8.500% due 01/15/29 "	59,670	63,906
8.500% due 09/15/29 "	486,334	520,856
8.500% due 10/15/29 "	888,079	951,119
8.500% due 11/15/29 "	587,012	628,681
8.500% due 12/15/29 "	1,423,624	1,524,681
8.500% due 01/15/30 "	1,671,909	1,772,809
8.500% due 02/15/30 "	3,146,650	3,336,552
8.500% due 03/15/30 "	3,153,704	3,344,031
8.500% due 04/15/30 "	6,804,532	7,223,075
8.500% due 05/15/30 "	4,003,144	4,244,734
8.500% due 06/15/30 "	8,076,685	8,564,116
8.500% due 07/15/30 "	10,201,392	10,817,049
8.500% due 08/15/30 "	5,897,690	6,253,618
8.500% due 09/15/30 "	848,150	899,336
8.500% due 10/15/30 "	5,455,335	5,784,565
8.500% due 11/15/30 "	1,995,888	2,116,340
8.500% due 12/15/30 "	3,546,046	3,760,051
8.500% due 01/15/31 "	488,648	517,814
9.000% due 02/15/17 "	26,414	28,945
9.000% due 02/15/20 "	111,775	122,385
9.000% due 04/15/20 "	32,894	36,016
9.500% due 08/15/17 "	15,483	17,271
9.500% due 04/15/18 "	2,250	2,512
9.500% due 09/15/18 "	13,358	14,911
10.000% due 05/15/19 "	3,154	3,570
10.000% due 07/15/22 "	105,439	119,121
10.000% due 02/15/25 "	106,222	120,054

		495,852,853

Total Mortgage-Backed Securities
(Cost $1,173,299,563)		1,189,008,675

OTHER ASSET-BACKED SECURITIES - 4.34%

American Business Financial Service
6.455% due 09/25/29 "	6,000,000	6,185,119
Ameriquest Mortgage Securities Inc
2.196% due 06/15/30 " ++	2,879,020	2,884,627
AESOP Funding II LLC
6.140% due 05/20/06 " ˜	2,500,000	2,596,363
Conseco Finance Securitizations Corp Inc
7.350% due 10/15/30 "	15,842,507	16,632,836
7.470% due 05/01/32 "	10,900,000	11,456,298
ContiMortgage Home Equity Loan Trust
6.470% due 12/25/13 "	3,000,000	3,083,500
Cross Country Master Credit Card Trust
2.396% due 06/15/06 " ++ ˜	6,700,000	6,745,231
Embarcadero Aircraft Securitization Trust
2.376% due 08/15/25 " ++ + ˜	1,254,250	1,204,080
Green Tree Financial
6.860% due 07/15/29 "	1,762,234	1,794,459
7.300% due 12/15/26 "	207,425	206,526
7.900% due 04/15/27 "	250,000	78,202
IMC Home Equity Loan Trust
6.340% due 08/20/29 "	2,322,011	2,398,847
MBNA Master Credit Card Trust
6.400% due 01/18/05 "	160,000	164,000
6.450% due 02/15/08 "	2,500,000	2,642,604
Option One Mortgage Securities Corp
10.800% due 12/26/29 " + ˜	214,796	218,125
PP&L Transition BD LLC
6.410% due 12/26/03 "	167,592	167,592
Providian Gateway Master Trust
2.176% due 03/16/09 " ++ ˜	7,500,000	7,403,906
Residential Asset Securities Corp
2.230% due 10/25/27 " ++	90,952	91,034
Salomon Brothers Mtg Securities VII Inc
2.476% due 11/15/29 " ++	9,000,000	9,034,182
3.355% due 02/25/27 " ++	11,745	11,760
SPARC-2001-12 International Paper
5.086% due 06/20/04 "	27,500,000	27,142,500

Total Other Asset-Backed Securities
(Cost $101,282,311)		102,141,791

U.S. TREASURY INFLATION INDEX BONDS - 5.36%

3.375% due 01/15/07 ^	46,550,875	46,732,749
3.625% due 07/15/02 ^ **	10,429,972	10,529,390
3.625% due 01/15/08 ^	68,203,720	68,971,080

Total U.S. Treasury Inflation Index Bonds
(Cost $126,983,803)		126,233,219

U.S. TREASURY STRIPPED - 1.18%

0.000% due 02/15/15	400,000	186,504
0.000% due 11/15/16	15,300,000	6,339,233
0.000% due 10/15/20	28,000,000	8,597,242
0.000% due 11/15/21	26,500,000	8,138,123
0.000% due 08/15/25	17,870,000	4,452,722

Total U.S. Treasury Stripped
(Cost $28,658,827)		27,713,824

FOREIGN BONDS - 5.12%

Canada - 0.29%

Ford Credit Canada
2.030% due 12/16/02 ++ ˜	4,000,000	3,953,140
Hydro Quebec
8.625% due 06/15/29	1,000,000	1,256,337
Metronet Communications Corp
0.000% due 06/15/03	3,325,000	1,677,403

		6,886,880

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal	Market
	Amount	Value
Cayman Islands - 0.40%

G-Wing Ltd
4.741% due 05/06/04 " ++ +	$9,400,000	$9,400,000

France - 2.04%

France Telecom
8.500% due 03/01/31 ˜	41,900,000	47,995,528

Germany - 1.78%

Deutsche Telekom International Finance BV
7.750% due 06/15/05	18,540,000	20,091,019
8.250% due 06/15/30	19,600,000	21,817,133

		41,908,152

Mexico - 0.01%

Petroleos Mexicanos
9.500% due 09/15/27	220,000	242,000

Norway - 0.04%

Norsk Hydro ASA
7.150% due 01/15/29	1,000,000	989,117

South Korea - 0.21%

Export Import Bank of Korea
6.500% due 11/15/06	3,600,000	3,735,587
Korea Development Bank
1.875% due 02/13/02
(Principal in Japanese Yen)	135,000,000	1,025,887

		4,761,474

United Kingdom - 0.35%

British Telecom PLC
3.165% due 12/15/03 ++	7,000,000	7,077,070
Orange PLC
8.750% due 06/01/06	1,000,000	1,093,700

		8,170,770

Total Foreign Bonds
(Cost $116,561,202)		120,353,921

FOREIGN GOVERNMENT BONDS - 2.44%

Brazil - 0.25%

Republic of Brazil
3.187% due 04/15/06	2,160,000	1,898,208
6.937% due 04/15/06	4,644,000	4,079,345

		5,977,553

Canada - 0.14%

Quebec Province
7.500% due 07/15/23	2,495,000	2,768,909
Saskatchewan Province
8.500% due 07/15/22	340,000	424,940

		3,193,849

Mexico - 1.94%
Mexico Government International Bond
8.300% due 08/15/31	46,300,000	45,605,500

Panama - 0.02%

Republic of Panama
5.030% due 05/10/02	193,077	191,717
10.750% due 05/15/20	290,000	309,575

		501,292

Peru - 0.03%

Republic of Peru

3.750% due 03/07/17	950,000	683,231

Qatar - 0.02%

State of Qatar
9.500% due 05/21/09	230,000	268,459
9.750% due 06/15/30 ˜	160,000	183,200

		451,659

South Africa - 0.04%

Republic of South Africa
9.125% due 05/19/09	1,000,000	1,067,500

Total Foreign Government Bonds
(Cost $55,852,820)		57,480,584

MUNICIPAL BONDS - 0.33%

Georgia State Road & Thruway Authority
5.125% due 03/01/20 #	4,000,000	4,008,880
Illinois Health Department
6.125% due 11/15/22	1,000,000	1,027,770
New York State Dormitory Authority
7.810% due 01/15/29 ++	800,000	642,592
Puerto Rico Commonwealth
5.125% due 07/01/31	500,000	479,115
Virginia Housing Dev Authority Commonwealth
5.350% due 07/01/31	1,500,000	1,503,315

Total Municipal Bonds
(Cost $7,621,984)		7,661,672

PURCHASED PUT OPTIONS - 0.00%

Eurodollar June Futures (CME)
Strike @ 92.50 Exp. 06/17/02	14,000,000	35,000
5,600 Contracts
Eurodollar June Futures (CME)
Strike @ 93.75 Exp. 06/17/02	110,000	275

44 Contracts

Total Purchased Put Options
(Cost $66,408)		35,275

		Value
SHORT-TERM INVESTMENTS - 14.49%

COMMERCIAL PAPER - 13.50%

American Electric Power Co Inc
4.260% due 02/13/02	21,000,000	20,893,145
AT&T Capital Corp
4.525% due 08/06/02	20,000,000	20,004,380
Fannie Mae
1.730% due 03/14/02	2,100,000	2,092,335
3.540% due 01/03/02	3,100,000	3,099,390

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal Amount	Value

Freddie Mac
2.280% due 01/10/02 **	$2,190,000	$2,188,752
General Electric Capital Corp
1.720% due 03/28/02	30,400,000	30,271,268
1.770% due 01/03/02	15,000,000	14,998,525
2.030% due 03/27/02	42,800,000	42,615,960
Halifax Group PLC
1.750% due 03/27/02	18,100,000	18,025,212
Lloyds Bank Canada
1.800% due 03/14/02	3,500,000	3,487,400
Sprint Capital Corp
3.480% due 05/09/02 ~	20,400,000	20,266,787
Swed Bank
1.970% due 03/28/02	10,700,000	10,654,757
UBS Finance (DE) LLC ‘C’
1.730% due 03/26/02	4,600,000	4,581,431
1.840% due 03/27/02	97,300,000	96,881,610
2.030% due 03/28/02	3,800,000	3,783,470
Verizon Global Funding Corp
1.800% due 03/26/02	13,400,000	13,343,050
Walt Disney Co
2.960% due 03/26/02	10,500,000	10,468,920

Total Commercial Paper		317,656,392

U.S. TREASURY BILL - 0.15%

2.310% due 02/07/02 **	3,535,000	3,529,309

Total U.S. Treasury Bill		3,529,309

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.84%

State Street Bank and Trust Co
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $19,862,379; collateralized by U.S.
Treasury Notes--market value
$20,260,525 and due 12/31/03)	19,861,000	19,861,000

Total Securities Held Under Repurchase
Agreement		19,861,000

Total Short-Term Investments
(Cost $340,909,312)		341,046,701

TOTAL INVESTMENTS - 117.08%
(Cost $2,731,080,974)		2,755,006,963

OTHER ASSETS AND
LIABILITIES, NET - (17.08%)		(401,952,063)

NET ASSETS - 100.00%		$2,353,054,900

Notes to Schedule of Investments

(a) Securities with an approximate aggregate market value of $16,247,451 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

Type	Number of Contracts	Unrealized Appreciation (Depreciation)

Eurodollar Futures (03/03)	578	$71,795
Eurodollar Futures (06/03)	578	(291,846)
Eurodollar Futures (09/03)	578	(519,896)
Eurodollar Futures (12/02)	578	350,899
U.S. Treasury 5-Year Notes (03/02)	71	216,328
U.S. Treasury 10-Year Notes (03/02)	388	627,469
U.S. Treasury 30-Year Bond (03/02)	2,461	(78,159)

		$376,590

(b) Swap agreements outstanding at December 31, 2001:

Type	Notional Amount	Unrealized Appreciation (Depreciation)

Receive fixed rate equal to 6.0000% and
pay floating rate based on 3-month USD-LIBOR.

Broker: Goldman Sachs
Exp. 12/18/03	$200,000	($123)

Receive fixed rate equal to 6.0000% and
pay floating rate based on 3-month USD-LIBOR.

Broker: Bank of America
Exp. 06/17/04	$84,000,000	1,943,920

Receive fixed rate equal to 6.0000% and
pay floating rate based on 3-month USD-LIBOR.

Broker: Goldman Sachs
Exp. 06/17/07	$289,000,000	2,800,121

Receive floating rate based on 6-month JY-LIBOR and
pay fixed rate equal to 1.6692%.

Broker: Goldman Sachs
Exp. 05/18/27	JY 2,375,000,000	(1,042,467)

Receive floating rate based on 6-month ED-LIBOR and
pay fixed rate equal to 6.1750%.

Broker: Goldman Sachs
Exp. 05/22/30	ED 3,580,000	(291,351)

		$3,410,100

(c) Transactions in options for the year ended December 31, 2001, were as follows:

	Number of Contracts	Premium

Outstanding, December 31, 2000	2,628	$488,839
Options Written	10,537	5,037,128
Options Expired	8,759	2,854,928
Options Repurchased	200	95,254

Outstanding, December 31, 2001	4,206	$2,575,785

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

(d) Premiums received on written options:
Type	Number of Contracts	Premium	Market Value

Put - CME U.S. Treasury 10-Year Note March Futures
Strike @ 102.00 Exp 02/23/02	263	$136,127	$127,391

Put - CME U.S. Treasury 10-Year Note March Futures
Strike @ 103.00 Exp 02/23/02	780	471,740	560,624

Put - CME U.S. Treasury 30-Year Bond March Futures
Strike @ 100.00 Exp 02/23/02	98	64,169	119,438

Put - CME Eurodollar June Futures
Strike @ 95.75 Exp 06/17/02	822	496,435	30,825

Put - CME Eurodollar June Futures
Strike @ 96.00 Exp 06/17/02	1,827	1,132,128	91,350

Put - CME Eurodollar June Futures
Strike @ 97.00 Exp 06/17/02	208	114,843	49,400

Put - CME Eurodollar September Futures
Strike @ 96.50 Exp 09/16/02	208	160,343	117,000

		$2,575,785	$1,096,028

(e) Forward foreign currency contracts outstanding at December 31, 2001, were summarized as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration Month	Unrealized Appreciation (Depreciation)

Buy	BP	543,000	01/02	$17,105
Sell		543,000	01/02	(14,976)
Buy	ED	1,489,000	01/02	1,238
Sell		7,401,000	01/02	(88,010)

				($84,643)

(f) Notional and principal amount denoted in the indicated currency:
BP - British Pound
ED - Eurodollar
JY - Japanese Yen
(g) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:
Tax cost basis				$2,731,059,733

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost				$38,196,277

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value				(14,249,047)

Net unrealized appreciation				$23,947,230

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments
December 31, 2001

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 99.79%

COMMERCIAL PAPER - 92.98%

Abbott Laboratories
1.800% due 01/24/02 ~	$30,000,000	$29,965,500
American Honda Finance Corp
3.528% due 08/23/02 ++	25,000,000	25,000,000
3.588% due 08/14/02 ++	5,000,000	5,000,000
Aventis
1.800% due 02/05/02 ~	20,000,000	19,965,000
1.960% due 01/18/02 ~	19,000,000	18,982,414
2.000% due 01/18/02 ~	20,000,000	19,981,111
Bemis Inc
1.790% due 01/11/02 ~	10,000,000	9,995,028
1.850% due 01/18/02 ~	27,000,000	26,976,412
Capital One Auto Finance Trust
1.859% due 12/16/02	45,000,000	45,000,000
Caterpillar Financial Services
2.080% due 01/24/02	20,275,000	20,248,057
Caterpillar Financial Asset Trust
3.740% due 07/25/02	14,767,194	14,767,194
Duke Energy Corp
1.720% due 01/15/02	15,000,000	14,989,967
1.810% due 01/04/02	16,816,000	16,813,464
2.200% due 01/17/02	35,000,000	34,965,778
E.W. Scripps Co
2.190% due 01/23/02 ~	22,250,000	22,220,222
Ecolab Inc
1.920% due 01/17/02 ~	24,000,000	23,979,520
2.000% due 01/15/02 ~	25,000,000	24,980,556
Federal Home Loan Bank
2.350% due 12/27/02	50,000,000	50,000,000
2.250% due 11/06/02	40,000,000	40,000,000
Florida Power Corp
1.780% due 01/24/02	19,700,000	19,677,597
FPL Group Inc
2.000% due 02/26/02 ~	50,000,000	49,844,444
Freddie Mac
1.880% due 05/23/02	5,000,000	4,962,922
Gannett Co
1.750% due 01/25/02 ~	9,800,000	9,788,567
1.850% due 01/11/02 ~	9,800,000	9,794,964
1.900% due 01/14/02 ~	30,000,000	29,979,417
General Electric Co
1.730% due 01/02/02	31,530,000	31,528,485
GMAC Financial Services
5.500% due 01/14/02	20,700,000	20,703,190
Harley-Davidson Inc
2.100% due 01/08/02 ~	14,000,000	13,994,283
2.100% due 01/09/02 ~	10,000,000	9,995,333
Household Finance Corp
2.731% due 09/26/02 ++	30,000,000	30,000,000
3.140% due 09/25/02 ++	30,000,000	30,000,000
Idaho Power Co
1.770% due 01/11/02	10,000,000	9,995,083
1.800% due 01/18/02	20,000,000	19,983,000
1.880% due 01/18/02	15,000,000	14,986,683
International Lease Finance
1.750% due 01/25/02	15,000,000	14,982,500
1.750% due 02/13/02	16,000,000	15,966,556
Kimberly-Clark Corp
1.740% due 02/22/02 ~	9,000,000	8,977,380
Koch Industries 4(2)
1.870% due 01/15/02 ~	19,000,000	18,986,183
Kraft Inc
1.770% due 01/11/02	19,000,000	18,990,658
1.900% due 01/10/02	5,000,000	4,997,625
May Department Stores Co
1.750% due 01/10/02	24,000,000	23,989,500
1.800% due 01/25/02	20,000,000	19,976,000
McDonalds Corp
1.750% due 01/18/02 ~	7,465,000	7,458,831
1.800% due 01/04/02 ~	25,000,000	24,996,250
1.800% due 01/11/02 ~	9,000,000	8,995,500
National Rural Utilities Coop Finance Corp
2.669% due 10/01/02 ++	50,000,000	50,000,000
Nike Inc
1.770% due 01/11/02	20,000,000	19,990,167
Nstar corp
1.900% due 01/10/02 ~	30,000,000	29,985,750
Pfizer Inc
1.750% due 01/09/02 ~	20,000,000	19,992,222
Questar Corp
1.850% due 01/24/02 ~	40,000,000	39,952,722
1.970% due 01/23/02 ~	13,500,000	13,483,747
SBC Communications Inc
1.800% due 01/31/02 ~	37,000,000	36,944,500
Schering-Plough Corp
1.820% due 01/11/02	22,310,000	22,298,721
Southern California Gas Co
6.875% due 08/15/02	9,500,000	9,706,395
Southern Co
2.070% due 1/22/02 ~	10,000,000	9,987,925
Tampa Electric Co
1.770% due 02/08/02 ~	11,100,000	11,079,262
1.820% due 01/08/02 ~	20,000,000	19,992,922
1.820% due 01/09/02 ~	12,000,000	11,995,147
1.950% due 01/07/02 ~	21,900,000	21,892,883
Tribune Co
1.750% due 02/08/02 ~	10,000,000	9,981,528
1.950% due 01/16/02 ~	15,000,000	14,987,813
Union Electric Co
1.860% due 01/17/02	25,000,000	24,979,333
USA Education Inc
7.031% due 09/16/02 ++	26,500,000	26,543,468
Verizon Global Funding Corp
4.850% due 03/20/02 ++	40,000,000	39,995,830
Virginia Electric Power Co
1.800% due 01/11/02	20,000,000	19,990,000
1.850% due 01/30/02	39,000,000	38,941,879
Washington Post Co
1.760% due 01/18/02 ~	11,995,000	11,985,031
1.800% due 01/25/02 ~	15,000,000	14,982,000
Wisconsin Energy Corp
1.850% due 01/30/02	19,485,000	19,455,962
1.860% due 01/18/02	10,245,000	10,236,001
Xtra Corp
2.000% due 01/18/02 ~	5,500,000	5,494,806

Total Commercial Paper		1,492,257,188

OTHER ASSET-BACKED SECURITIES - 2.74%

BMW U.S. Capital LLC
4.090% due 05/23/02 ++	25,000,000	25,000,000
Honda Auto Receivables Owner Trust
3.730% due 08/16/02	19,015,807	19,015,807

Total Other Asset-Backed Securities		44,015,807

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal Amount	Value
FOREIGN GOVERNMENT ISSUE - 2.51%

Canada - 2.51%

Canadian Government
2.020% due 01/08/02	$40,325,000	$40,309,161

Total Foreign Government Issue		40,309,161

U.S. TREASURY BILL - 1.56%
2.155% due 01/10/02	25,000,000	24,986,531

Total U.S. Treasury Bill		24,986,531

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.00%

State Street Bank and Trust Co
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $13,001; collateralized by U.S.
Treasury Notes--market value
$17,022 and due 07/15/06)	13,000	13,000

Total Securities Held Under Repurchase
Agreement		13,000

Total Short-Term Investments
(Cost $1,061,581,687)		1,601,581,687

TOTAL INVESTMENTS - 99.79%
(Cost $1,061,581,687)		1,601,581,687

OTHER ASSETS AND
LIABILITIES, NET - 0.21%		3,320,489

NET ASSETS - 100.00%		$1,604,902,176

See Notes to Financial Statements

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments
December 31, 2001

	Shares	Market Value

PREFERRED STOCKS - 2.01%

Consumer Discretionary - 1.35%

CSC Holdings Inc	50,793	$5,371,360
Primedia Inc 'H'	25,000	1,156,250

		6,527,610

Financial Services - 0.45%

Sovereign REIT	22,000	2,183,500

Utilities - 0.21%

Adelphia Communications Corp	10,000	1,012,500

Total Preferred Stocks
(Cost $10,062,809)		9,723,610

COMMON STOCK WARRANTS - 0.03%

Utilities - 0.03%

Metricom Inc *	3,000	210
Leap Wireless International Inc	3,500	140,438
NTELOS Inc *	4,000	20,500

		161,148

Total Common Stock Warrants
(Cost $98,440)		161,148

COMMON STOCKS - 0.05%

Consumer Discretionary - 0.00%

OpTel Inc *	500	5

Consumer Staples - 0.05%

Aurora Foods Inc *	51,360	259,368

Total Common Stocks
(Cost $263,884)		259,373

	Principal
	Amount

CORPORATE BONDS & NOTES - 78.31%

Autos & Transportation - 4.88%

Accuride Corp
9.250% due 02/01/08	$2,000,000	1,070,000
American Airlines Inc
7.800% due 10/01/06 ~	5,000,000	4,923,475
American Axle & Manufacturing Inc
9.750% due 03/01/09	2,000,000	2,075,000
Amtran Inc
9.625% due 12/15/05	1,000,000	702,500
10.500% due 08/01/04	1,000,000	802,500
Collins & Aikman Products
10.750% due 12/31/11 ~	3,000,000	3,022,500
11.500% due 04/15/06	2,000,000	1,960,000
Dana Corp
9.000% due 08/15/11 ~	1,000,000	931,223
Delco Remy International Inc
10.625% due 08/01/06	2,000,000	1,985,000
Hayes Lemmerz Wheels International Inc
9.125% due 07/15/07	2,500,000	125,000
Holt Group Inc
9.750% due 01/15/06 ##	700,000	24,500
Lear Corp
7.960% due 05/15/05	2,000,000	2,029,726
8.110% due 05/15/09	1,500,000	1,519,567
Northwest Airlines Inc
8.875% due 06/01/06	3,000,000	2,474,988

		23,645,979

Consumer Discretionary - 25.07%

Allied Waste North America Inc
8.500% due 12/01/08 ˜	3,000,000	3,045,000
8.875% due 04/01/08	3,000,000	3,105,000
10.000% due 08/01/09	3,500,000	3,622,500
AmeriGas Partners LP / AmeriGas Eagle Finance
8.875% due 05/20/11	1,000,000	1,035,000
Anvil Knitwear Inc
10.875% due 03/15/07	3,000,000	2,625,000
Autonation Inc
9.000% due 08/01/08	2,500,000	2,556,250
Capstar Hotel Co
8.750% due 08/15/07	500,000	421,250
Cendant Corp
7.750% due 12/01/03	5,000,000	5,086,225
Charter Communications Holdings LLC
10.000% due 04/01/09	2,000,000	2,062,500
10.750% due 10/01/09	3,000,000	3,180,000
11.375% due 05/15/11++ ^	5,000,000	3,100,000
Clear Channel Communications Inc
7.650% due 09/15/10	3,000,000	3,103,785
Cott Beverages USA Inc
8.000% due 12/15/11 ~	3,000,000	2,940,000
EchoStar Communications Corp
10.375% due 10/01/07	2,500,000	2,631,250
Echostar DBS Corp
9.125% due 01/15/09 ~	2,500,000	2,518,750
Ferrellgas Partners
9.375% due 06/15/06	2,000,000	2,025,000
Foodmaker Inc
8.375% due 04/15/08	3,000,000	3,041,250
Garden State Newspapers Inc
8.625% due 07/01/11	1,500,000	1,470,000
8.750% due 10/01/09	2,000,000	1,982,500
Gray Communication System
9.250% due 12/15/11 ~	2,000,000	1,990,000
International Game Technology
8.375% due 05/15/09	1,500,000	1,586,250
Iron Mountain Inc
8.625% due 04/01/13	2,000,000	2,090,000
John Q Hammons Hotels LP
8.875% due 02/15/04	500,000	490,000
9.750% due 10/01/05	2,000,000	1,992,500
K Mart Corp
9.875% due 06/15/08 ~	1,500,000	1,245,592
Land O’Lakes Inc
8.750% due 11/15/11 ~	2,000,000	1,940,000
Loral Space & Communications
9.500% due 01/15/06	1,000,000	555,000
Mandalay Resort Group
10.250% due 08/01/07	1,000,000	1,042,500
MGM Grand Inc
9.750% due 06/01/07	1,500,000	1,578,750
MGM MIRAGE
8.375% due 02/01/11	1,000,000	992,500
Mohegan Tribal Gaming Authority
8.375% due 07/01/11	1,500,000	1,552,500
8.750% due 01/01/09	1,500,000	1,560,000

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal	Market
	Amount	Value
Nebraska Book Co Inc
8.750% due 02/15/08	$4,000,000	$3,740,000
Park Place Entertainment Corp
8.125% due 05/15/11	3,500,000	3,4,38,750
Pegasus Communications Corp
9.625% due 10/15/05	2,000,000	1,810,000
Premier Parks Inc
9.250% due 04/01/06	2,500,000	2,525,000
9.750% due 06/15/07	1,000,000	1,020,000
Prime Hospitality Inc
9.750% due 04/01/07	3,000,000	3,037,500
Primedia Inc
8.500% due 02/01/06	2,500,000	2,275,000
8.875% due 05/15/11	2,500,000	2,262,500
Rent A Center Inc
11.000% due 08/15/08	5,000,000	5,100,000
Riverwood International Corp
10.625% due 08/01/07	3,500,000	3,692,500
Service Corp International
6.300% due 03/15/03	2,000,000	1,930,000
7.375% due 04/15/04	3,000,000	2,850,000
Sinclair Broadcast Group 'A'
9.000% due 07/15/07	1,000,000	1,010,000
Sinclair Broadcast Group Inc
8.750% due 12/15/11~	2,000,000	2,010,000
Six Flags Inc
9.500% due 02/01/09	2,000,000	2,022,500
Sleepmaster LLC
11.000% due 05/15/09 ##	2,500,000	200,000
Sonic Automotive Inc
11.000% due 08/01/08 ~	1,500,000	1,560,000
Stater Brothers Holdings Inc
10.750% due 08/15/06	3,000,000	3,120,000
Station Casinos Inc
8.375% due 02/15/08	3,500,000	3,570,000
8.875% due 12/01/08	1,000,000	985,000
9.875% due 07/01/10	1,500,000	1,531,875
Stewart Enterprises Inc
10.750% due 07/01/08	2,500,000	2,737,500
T/SF COMM Corp
10.375% due 11/01/07	1,000,000	905,000

		121,499,977

Consumer Staples - 3.44%

Aurora Foods Inc
9.875% due 02/15/07	3,000,000	2,895,000
Eagle Family Foods Inc
8.750% due 01/15/08	3,000,000	1,995,000
Fleming Cos Inc
10.125% due 04/01/08	2,000,000	2,030,000
10.625% due 07/31/07 ~	3,000,000	2,880,000
Great Atlantic & Pacific Tea Co
9.125% due 12/15/11	2,000,000	2,015,000
Rite Aid Corp
7.625% due 04/15/05	2,000,000	1,750,000
Riverwood International Corp
10.250% due 04/01/06	2,000,000	2,070,000
Smithfield Foods Inc
8.000% due 10/15/09 ~	1,000,000	1,035,000

		16,670,000

Diversified - 0.29%

Sequa Corp
8.875% due 04/01/08	1,000,000	940,000
9.000% due 08/01/09	500,000	475,000

		1,415,000

Energy - 4.92%

Calpine Corp
8.500% due 02/15/11	5,400,000	4,921,301
10.500% due 05/15/06	1,500,000	1,410,239
Chesapeake Energy Corp
8.125% due 04/01/11	2,000,000	1,950,000
8.375% due 11/01/08 ~	4,500,000	4,466,250
DI Industries
8.875% due 07/01/07	3,750,000	3,675,000
Forest Oil Corp
8.000% due 12/15/11 ~	1,000,000	1,005,000
Pride International Inc
9.375% due 05/01/07	1,000,000	1,057,500
Tesoro Petroleum Corp
9.000% due 07/01/08	3,750,000	3,796,875
Vintage Petroleum Inc
9.000% due 12/15/05	1,500,000	1,545,000

		23,827,165

Financial Services - 6.23%

Felcor Lodging LP
8.500% due 06/01/11	2,250,000	2,171,250
Finova Group Inc
7.500% due 11/15/09	3,000,000	1,275,000
Host Marriott LP
8.375% due 02/15/06	1,000,000	967,500
9.500% due 01/15/07 ~	2,500,000	2,515,625
HMH Properties Inc
7.875% due 08/01/08	2,000,000	1,855,000
iStar Financial Inc
8.750% due 08/15/08	4,000,000	4,007,736
MeriStar Hospitality Corp
9.000% due 01/15/08	3,000,000	2,865,000
Sovereign Bancorp Inc
8.625% due 03/15/04	2,500,000	2,620,687
10.250% due 05/15/04	1,000,000	1,065,000
10.500% due 11/15/06	2,500,000	2,700,000
United Rentals (North America) Inc
10.750% due 04/15/08	1,000,000	1,080,000
United Rentals Inc
9.000% due 04/01/09	4,000,000	3,920,000
Willis Corroon Corp
9.000% due 02/01/09	3,000,000	3,135,000

		30,177,798

Health Care - 5.70%

AdvancePCS
8.500% due 04/01/08	3,000,000	3,135,000
Alliance Imaging Inc
10.375% due 04/15/11	2,000,000	2,130,000
Beverly Enterprises Inc
9.625% due 04/15/09	2,000,000	2,110,000
Genesis Health Ventures
7.590% due 04/02/07	2,500,000	2,475,000
Healthsouth Corp
8.375% due 10/01/11 ~	2,500,000	2,587,500
Kindred Healthcare Inc
6.395% due 04/20/08	2,576,213	2,572,992
Magellan Health Services
9.375% due 11/15/07 ~	1,000,000	1,020,000
Owens & Minor Inc
8.500% due 07/15/11	1,250,000	1,306,250
Total Renal Care Holdings
7.000% due 05/15/09	2,000,000	2,040,000
Triad Hospitals Inc
8.750% due 05/01/09	3,000,000	3,142,500

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal	Market
	Amount	Value
United Surgical Partners International Inc
10.000% due 12/15/11 ~	$2,500,000	$2,475,000
Vanguard Health Systems Inc
9.750% due 08/01/11 ~	2,500,000	2,637,500

		27,631,742

Integrated Oils - 1.42%

Giant Industries
9.000% due 09/01/07	1,000,000	971,250
9.750% due 11/15/03	2,000,000	1,970,000
Pennzoil-Quaker State Co
10.000% due 11/01/08 ~	1,500,000	1,575,000
SESI LLC
8.875% due 05/15/11	2,500,000	2,362,500

		6,878,750

Materials & Processing - 5.61%

Atrium Cos Inc
10.500% due 05/01/09	2,500,000	2,337,500
Bear Island
10.000% due 12/01/07	3,000,000	2,865,000
Integrated Electrical Services
9.375% due 02/01/09	2,000,000	1,780,000
Ispat Inland LP Senior Security Credit 'B'
6.030% due 07/14/05 ++	2,418,750	1,330,313
Ispat Inland LP Senior Security Credit 'C'
6.030% due 07/14/06 ++	2,418,750	1,330,313
Lyondell Chemical Co
9.500% due 12/15/08 ~	1,500,000	1,492,500
9.625% due 05/01/07	4,000,000	4,050,000
Millenium America Inc
9.250% due 06/15/08	1,000,000	1,025,000
Nortek Inc
8.875% due 08/01/08	1,500,000	1,511,250
9.875% due 06/15/11	1,500,000	1,492,500
OM Group Inc
9.250% due 12/15/11 ~	2,000,000	2,050,000
P&L Coal Holdings
8.875% due 05/15/08	2,214,000	2,368,980
Stone Container Corp
9.250% due 02/01/08	2,000,000	2,120,000
Wesco Distribution Inc
9.125% due 06/01/08	1,500,000	1,402,500
Wheeling Pittsburgh Corp
9.250% due 11/15/07 ##	3,000,000	45,000

		27,200,856

Producer Durables - 6.92%

Alliant Techsystems Inc
8.500% due 05/15/11	2,500,000	2,612,500
American Tower Corp
9.375% due 02/01/09	3,000,000	2,430,000
BE Aerospace Inc
8.875% due 05/01/11	4,000,000	3,420,000
Columbus McKinnon Corp
8.500% due 04/01/08	3,500,000	3,272,500
Crown Castle International Corp
10.625% due 11/15/02 ++	2,000,000	1,690,000
10.375% due 05/15/04 ++	1,000,000	625,000
9.375% due 08/01/11	2,500,000	2,306,250
Dresser Inc
9.375% due 04/15/11	1,500,000	1,537,500
GPC Capital Corp II
7.445% due 01/15/08 ++	3,500,000	2,677,500
Hanover Equipment Trust 'A'
8.750% due 09/01/11 ~	1,500,000	1,560,000
KB Home
8.625% due 12/15/08	1,500,000	1,515,000
Portola Packing Inc
10.750% due 10/01/05	2,000,000	1,810,000
Standard Pacific Corp
8.500% due 04/01/09	1,000,000	965,000
9.500% due 09/15/10	2,500,000	2,525,000
Terex Corp
9.250% due 07/15/11 ~	2,000,000	2,010,000
10.375% due 04/01/11	2,500,000	2,612,500

		33,568,750

Technology - 1.82%

Amkor Technology Inc
9.250% due 05/01/06	1,000,000	960,000
9.250% due 02/15/08	2,000,000	1,900,000
L-3 Communications Corp
8.500% due 05/15/08	3,500,000	3,661,875
Orion Network Systems Inc
11.250% due 01/15/07	1,250,000	643,750
SpectraSite Holdings Inc
12.875% due 03/15/10 ++	3,500,000	822,500
Williams Communications Group Inc
10.700% due 10/01/07	2,000,000	830,000

		8,818,125

Utilities - 12.01%

Adelphia Communications
8.375% due 02/01/08	3,000,000	2,793,750
10.250% due 11/01/06	500,000	512,500
10.250% due 06/15/11	4,000,000	4,010,000
AES Corp
8.000% due 12/31/08	1,000,000	850,000
8.875% due 02/15/11	4,500,000	3,982,500
10.250% due 07/15/06	4,000,000	3,540,000
Alamosa Delaware Inc
12.500% due 02/01/11	1,500,000	1,537,500
13.625% due 08/15/11	1,500,000	1,582,500
Alamosa PCS Holdings Inc
12.875% due 02/15/05 ++	2,000,000	1,250,000
American Cellular Corp
9.500% due 10/15/09	5,000,000	4,875,000
BRL Universal Equipment 2001 A LP
8.875% due 02/15/08 ~	1,000,000	1,045,000
Century Communications
9.750% due 02/15/02	2,000,000	2,012,500
CFW Communication Co
13.000% due 08/15/10	4,000,000	2,900,000
Ipalco Enterprises Inc
7.625% due 11/14/11 ~	1,500,000	1,425,576
Mediacom LLC/Mediacom Capital Corp
9.500% due 01/15/13	3,500,000	3,648,750
Mission Energy Holding Co
13.500% due 07/15/08	1,500,000	1,642,500
Nextel Communications Inc
9.500% due 02/01/11	2,000,000	1,565,000
Nextel Communications Inc 'A'
9.375% due 11/15/09	3,500,000	2,773,750
Nextel International Inc
12.750% due 08/01/10	4,000,000	290,000
Nextel Partners Inc
9.500% due 02/01/09 Step up ++	3,000,000	1,882,500
11.000% due 03/15/10	2,000,000	1,625,000
12.500% due 11/15/09 ~	3,500,000	3,080,000
NTL Inc
9.375% due 04/01/03 ++	3,000,000	847,500
10.000% due 02/15/07	2,000,000	690,000
11.500% due 02/01/06	2,000,000	710,000

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal Amount	Market Value
SBA Communications Corp
10.250% due 02/01/09	$5,000,000	$4,300,000
Triton PCS Inc
8.750% due 11/15/11 ~	1,000,000	1,005,000
11.000% due 05/01/03 ++	2,000,000	1,820,000

		58,196,826

Total Corporate Bonds & Notes
(Cost $409,190,599)		379,530,968

CONVERTIBLE CORPORATE BONDS & NOTES - 2.25%

Energy - 0.31%

Calpine Corp
0.000% due 04/30/21	1,500,000	1,473,750

Health Care - 1.32%

Omnicare Inc
5.000% due 12/01/07	3,000,000	2,793,750
Tenet Healthcare Corp
6.000% due 12/01/05	3,500,000	3,603,215

		6,396,965

Producer Durables - 0.10%

FMC Corp
6.750% due 01/16/05	500,000	497,500

Technology - 0.52%

Juniper Networks Inc
4.750% due 03/15/07	2,000,000	1,460,000
Solectron Corp
0.000% due 05/08/20	2,000,000	1,067,500

		2,527,500

Total Convertible Corporate Bonds & Notes
(Cost $10,463,041)		10,895,715

MORTGAGE-BACKED SECURITIES - 1.10%

Fannie Mae
6.500% due 08/15/24	5,000,000	5,352,425

Total Mortgage-Backed Securities
(Cost $5,333,091)		5,352,425

U.S. TREASURY BOND - 1.09%

5.750% due 11/15/05	5,000,000	5,283,790

Total U.S. Treasury Bond
(Cost $5,343,738)		5,283,790

FOREIGN BONDS - 9.12%

Bahamas - 1.04%

Sun International Hotels Ltd
8.625% due 12/15/07	1,000,000	945,000
8.875% due 08/15/11	500,000	473,750
9.000% due 03/15/07	3,750,000	3,628,125

		5,046,875

Bermuda - 0.26%

Asia Global Crossing
13.375% due 10/15/10	$3,500,000	$1,242,500

Brazil - 0.28%

Globo Communicacoes Participacoes SA
10.625% due 12/05/08 ~	2,000,000	1,345,000

Canada - 2.28%

Call-Net Enterprises Inc
9.375% due 05/15/09	5,000,000	1,775,000
Canwest Media Inc
10.625% due 05/15/11	2,000,000	2,137,500
GT Group Telecom Inc Step-Up
13.250% due 02/01/10 ++	3,750,000	506,250
MDC Corp
10.500% due 12/01/06	1,500,000	1,102,500
Rogers Cantel Corp
8.300% due 10/01/07	3,000,000	2,940,000
Tembec Industries Inc
8.500% due 02/01/11	1,000,000	1,040,000
8.625% due 06/30/09	1,500,000	1,567,500

		11,068,750

Cayman Island - 0.55%

PDVSA Finance Ltd
8.500% due 11/16/12	3,000,000	2,737,500

Germany - 0.84%

Fresenius Med Care Capital Trust
7.875% due 06/15/11	2,500,000	2,500,000
9.000% due 12/01/06	1,500,000	1,548,750

		4,048,750

Mexico - 0.93%

Monterrey Power SA
9.625% due 11/15/09 ~	2,255,798	2,396,786
Pemex Project Funding Master Trust
8.500% due 02/15/08	1,000,000	1,045,000
9.125% due 10/13/10	1,000,000	1,062,500

		4,504,286

Philippines - 0.13%

Philippines Long Distance
8.350% due 03/06/17	1,000,000	613,388

Poland - 0.14%

Netia Holdings BV
11.250% due 11/01/07	3,000,000	495,000
13.125% due 06/15/09	1,000,000	165,000

		660,000

Russia - 0.41%

OJSC Oil Co Rosneft
12.750% due 11/20/06 ~	2,000,000	1,988,800

Singapore - 0.87%

Flextronics International Ltd
9.875% due 07/01/10	4,000,000	4,220,000

See Notes to Financial Statements	See explanation of symbols on B-93

B-84

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal Amount	Market Value
United Kingdom - 1.39%
Ono Finance
0.000% due 01/01/11 ~	$5,000	$ 5,000
14.000% due 02/15/11	5,000,000	3,968,750
Telewest Communications PLC
9.250% due 04/15/04 ++	750,000	332,812
9.625% due 10/01/06	3,000,000	2,070,000
11.250% due 11/01/08	500,000	367,500

		6,744,062

Total Foreign Bonds
(Cost $55,799,420)		44,219,911

FOREIGN GOVERNMENT BONDS - 1.46%

Brazil - 0.78%

Brazil 'C' Bond Var Brady
8.000% due 04/15/14	4,925,620	3,775,882

Russia - 0.68%

Russian Federation
12.750% due 06/24/28	3,000,000	3,275,715

Total Foreign Government Bonds
(Cost $6,535,334)		7,051,597

		Value

SHORT-TERM INVESTMENTS - 1.17%

COMMERCIAL PAPER - 1.17%

Abbott Laboratories
1.800% due 01/24/02 ~	2,000,000	1,997,700
Duke Energy Corp
1.810% due 01/04/02	2,000,000	1,999,698
General Electric Co
1.730% due 01/02/02	690,000	689,967
McDonalds Corp
1.800% due 01/11/02 ~	1,000,000	999,500

Total Commercial Paper		5,686,865

	Principal Amount	Value

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.00%

State Street Bank and Trust Co
1.250% due 01/02/02
(Dated 12/31/01, repurchase price
of $2,000; collateralized by U.S.
Treasury Notes--market value
$6,819 and due 08/15/20)	$2,000	$2,000

Total Securities Held Under Repurchase
Agreement		2,000

Total Short-Term Investments
(Cost $5,688,865)		5,688,865

TOTAL INVESTMENTS - 96.59% (Cost $508,779,221)	468,167,402

OTHER ASSETS AND
LIABILITIES, NET - 3.41%	16,515,337

NET ASSETS - 100.00%	$484,682,739

Notes to Schedule of Investments

(a) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis	$508,779,221
Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost	$9,812,618
Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value	(50,424,437)

Net unrealized depreciation	($40,611,819)

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value

COMMON STOCKS - 96.08%

Autos & Transportation - 0.71%

Burlington Northern Santa Fe Corp	21,300	$607,689
CSX Corp	8,900	311,945
Delphi Automotive Systems	34,800	475,368
General Motors Corp	24,400	1,185,840
Goodyear Tire & Rubber Co	11,800	280,958
Southwest Airlines	21,700	401,016
Union Pacific Corp	23,200	1,322,400
United Parcel Service Inc	5,800	316,100

		4,901,316

Consumer Discretionary - 14.38%

99 Cents Only Stores *	12,000	457,200
Activision Inc *	20,500	533,205
Allied Waste Industries Inc *	36,200	508,972
AOL Time Warner Inc *	282,200	9,058,620
AutoZone Inc *	12,700	911,860
Barnes & Noble Inc *	1,400	41,440
Bed Bath & Beyond Inc *	26,400	894,960
Best Buy Co Inc *	4,500	335,160
Blockbuster Inc 'A'	2,400	60,480
Carnival Corp 'A'	37,200	1,044,576
Cendant Corp *	7,800	152,958
Charter Communications Inc 'A' *	4,000	65,720
ChoicePoint Inc *	1,200	60,828
Circuit City Stores Inc	15,300	397,035
Clear Channel Communications Inc *	96,500	4,912,815
Convergys Corp *	16,500	618,585
Cox Radio Inc 'A' *	13,300	338,884
Darden Restaurants Inc	900	31,860
eBay Inc *	7,900	528,510
EchoStar Communications Corp *	16,360	449,409
Electronic Arts Inc *	21,500	1,288,925
Family Dollar Stores	13,200	395,736
Federated Department Stores *	18,000	736,200
Foot Locker Inc *	1,100	17,215
Fox Entertainment Group Inc *	43,400	1,151,402
Gannett Co Inc	2,700	181,521
Gillette Co	63,000	2,104,200
Home Depot Inc	171,600	8,753,316
Hotel Reservation Network Inc 'A' *	1,100	50,600
International Speedway Corp 'A'	2,900	113,390
Interpublic Group Cos Inc	75,000	2,215,500
Intimate Brands Inc	178,500	2,652,510
Iron Mountain Inc *	11,400	499,320
J.C. Penney Co Inc	22,100	594,490
Jones Apparel Group Inc *	2,700	89,559
Kimberly-Clark Corp	7,600	454,480
Knight-Ridder Inc	10,000	649,300
Kohl's Corp *	2,000	140,880
KPMG Consulting Inc *	2,100	34,797
Liberty Media Corp *	103,600	1,450,400
Lowe's Cos Inc	157,100	7,291,011
Marriott International Inc 'A'	21,200	861,780
Mattel Inc	111,100	1,910,920
McDonald's Corp	55,400	1,466,438
McGraw-Hill Cos Inc	15,800	963,484
MGM MIRAGE *	4,700	135,689
Office Depot Inc *	50,400	934,416
Omnicom Group	11,500	1,027,525
Pixar Inc *	4,900	176,204
Reebok International Ltd	49,700	1,317,050
Royal Caribbean Cruises Ltd	9,100	147,420
Staples Inc *	3,400	63,580
Starbucks Corp *	11,100	211,455
Target Corp	76,500	3,140,325
The Limited Inc	62,000	912,640
The Walt Disney Co	21,300	441,336
TJX Cos Inc	176,600	7,039,276
TMP Worldwide Inc *	4,500	193,050
Tribune Co	17,100	640,053
Tricon Global Restaurants Inc *	26,000	1,279,200
USA Networks Inc *	83,700	2,285,847
Viacom Inc *	189,092	8,348,412
Wal-Mart Stores Inc	203,500	11,711,425
Waste Management Inc	78,500	2,504,935

		99,980,289

Consumer Staples - 7.30%

Anheuser-Busch Cos Inc	85,100	3,847,371
Coca-Cola Co	139,800	6,591,570
Coca-Cola Enterprises Inc	85,400	1,617,476
Colgate-Palmolive Co	82,700	4,775,925
CVS Corp	33,000	976,800
General Mills Inc	16,700	868,567
Hershey Foods Corp	2,400	162,480
Kraft Foods Inc 'A'	61,000	2,075,830
Kroger Co *	115,400	2,408,398
Pepsi Bottling Group Inc	66,200	1,555,700
PepsiCo Inc	85,370	4,156,665
Philip Morris Cos Inc	295,150	13,532,627
Procter & Gamble Co	22,600	1,788,338
Rite Aid Corp *	163,500	827,310
Safeway Inc *	25,100	1,047,925
Sara Lee Corp	72,700	1,616,121
Sysco Corp	76,400	2,003,208
UST Inc	2,900	101,500
Walgreen Co	3,200	107,712
Whole Foods Market Inc *	16,300	710,028

		50,771,551

Diversified - 5.05%

Eaton Corp	18,200	1,354,262
General Electric Co	749,000	30,019,920
Honeywell International Inc	25,800	872,556
Illinois Tool Works Inc	12,500	846,500
Johnson Controls Inc	7,200	581,400
Schlumberger Ltd	22,900	1,258,355
Thermo Electron Corp *	6,900	164,634

		35,097,627

Energy - 1.15%

Anadarko Petroleum Corp	29,400	1,671,390
Aquila Inc *	11,600	198,360
Baker Hughes Inc	48,000	1,750,560
BJ Services Co *	22,300	723,635
Burlington Resources Inc	3,600	135,144
Dynegy Inc	83,800	2,136,900
El Paso Corp	3,100	138,291
EOG Resources Inc	5,100	199,461
Halliburton Co	10,800	141,480
Nabors Industries Inc *	6,400	219,712
Noble Drilling Corp *	8,500	289,340
Valero Energy Corp	9,800	373,576

		7,977,849

Financial Services - 15.33%

Affiliated Computer Services Inc *	2,400	254,712
AFLAC Inc	23,900	586,984
American International Group Inc	185,200	14,704,880
Arthur J. Gallagher & Co	8,600	296,614
Automatic Data Processing Inc	75,500	4,446,950
Bank of America Corp	48,400	3,046,780
Bank of New York Co Inc	90,700	3,700,560
BB&T Corp	2,300	83,053

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

		Market
	Shares	Value

Capital One Financial Corp	40,400	$2,179,580
Charles Schwab Corp	16,250	251,387
Charter One Financial Inc	40,100	1,088,715
CheckFree Corp *	1,900	34,200
CIGNA Corp	6,500	602,225
Citigroup Inc	296,400	14,962,272
Comerica Inc	64,000	3,667,200
Dow Jones & Co Inc	2,400	131,352
Equity Office Properties Trust	29,200	878,336
Fannie Mae	2,800	222,600
Federated Investors Inc	12,800	408,064
Fifth Third Bancorp	41,000	2,524,780
Fiserv Inc *	5,200	220,064
Freddie Mac	126,900	8,299,260
Goldman Sachs Group Inc	29,000	2,689,750
Hamp;R Block Inc	7,700	344,190
Household International Inc	22,100	1,280,474
JP Morgan Chase & Co	62,600	2,275,510
Lehman Brothers Holdings Inc	6,300	420,840
M&T Bank Corp	25,400	1,850,390
MBNA Corp	125,800	4,428,160
Mellon Financial Corp	77,200	2,904,264
Merrill Lynch & Co Inc	22,100	1,151,852
Metris Cos Inc	4,300	110,553
Moody’s Corp	9,500	378,670
Morgan Stanley Dean Witter & Co	97,000	5,426,180
Paychex Inc	3,900	136,656
Providian Financial Corp	50,500	179,275
Radian Group Inc	12,600	541,170
SouthTrust Corp	20,600	508,202
State Street Corp	14,000	731,500
The PMI Group Inc	4,200	281,442
U.S. Bancorp	463,600	9,703,148
United Rentals Inc *	5,800	131,660
Waddell & Reed Financial Inc	2,000	64,400
Washington Mutual Inc	40,900	1,337,430
Wells Fargo & Co	114,600	4,979,370
Zions Bancorp	40,200	2,113,716

		106,559,370

Health Care - 19.01%

Abbott Laboratories	76,000	4,237,000
Allergan Inc	30,400	2,281,520
American Home Products Corp	163,900	10,056,904
AmerisourceBergen Corp	2,200	139,810
Amgen Inc *	117,000	6,603,480
Baxter International Inc	15,300	820,539
Beckman Coulter Inc	8,200	363,260
Biogen Inc *	7,700	441,595
Bristol Myers Squibb Co	112,900	5,757,900
Cardinal Health Inc	46,419	3,001,453
Chiron Corp *	1,600	70,144
Cytyc Corp *	6,300	164,430
DaVita Inc *	16,700	408,315
Eli Lilly & Co	43,400	3,408,636
Express Scripts Inc *	2,300	107,548
Genentech Inc *	16,200	878,850
Genzyme Corp *	33,200	1,987,352
Gilead Sciences Inc *	6,900	453,468
Guidant Corp *	15,500	771,900
HCA Inc	143,900	5,545,906
ICN Pharmaceuticals Inc	2,100	70,350
Icos Corp *	1,400	80,416
Immunex Corp *	13,600	376,856
Invitrogen Corp *	7,400	458,282
Johnson & Johnson	284,400	16,808,040
King Pharmaceuticals Inc *	16,200	682,506
Lincare Holdings Inc *	2,700	77,355
McKesson Corp	12,400	463,760
Medicis Pharmaceutical 'A' *	2,500	161,475
MedImmune Inc *	38,800	1,798,380
Medtronic Inc	148,900	7,625,169
Merck & Co Inc	174,500	10,260,600
Millennium Pharmaceuticals Inc *	9,600	235,296
Pfizer Inc	671,600	26,763,260
Pharmacia Corp	163,200	6,960,480
Schering-Plough Corp	146,200	5,235,422
SICOR Inc *	10,700	167,776
St. Jude Medical Inc *	12,300	955,095
Stryker Corp	13,100	764,647
Tenet Healthcare Corp	25,000	1,468,000
Triad Hospitals Inc *	5,700	167,295
Trigon Healthcare Inc *	1,800	125,010
UnitedHealth Group Inc	34,800	2,462,796
Universal Health Services 'B' *	1,600	68,448
Varian Medical Systems Inc	1,200	85,512
Zimmer Holdings Inc *	10,670	325,862

		132,148,098

Integrated Oils - 2.89%

Exxon Mobil Corp	377,000	14,816,100
GlobalSantaFe Corp	23,700	675,924
Murphy Oil Corp	7,400	621,896
Occidental Petroleum Corp	32,000	848,960
Phillips Petroleum Co	14,100	849,666
Unocal Corp	63,500	2,290,445

		20,102,991

Materials & Processing - 1.44%

Air Products & Chemicals Inc	10,600	497,246
Dow Chemical Co	4,500	152,010
Du Pont E.I. de Nemours & Co	19,900	845,949
Eastman Chemical Co	6,500	253,630
Freeport-McMoRan Copper & Gold Inc *	73,200	980,148
International Paper Co	21,200	855,420
Packaging Corp of America *	4,400	79,860
PPG Industries Inc	12,700	656,844
Smurfit-Stone Container Corp *	100,300	1,601,791
Weyerhaeuser Co	76,000	4,110,080

		10,032,978

Producer Durables - 1.81%

Agilent Technologies Inc *	19,500	555,945
Applied Materials Inc *	54,100	2,169,410
Boeing Co	10,300	399,434
Caterpillar Inc	12,100	632,225
Emerson Electric Co	34,800	1,987,080
KLA-Tencor Corp *	17,700	877,212
Lam Research Corp *	7,300	169,506
Lexmark International Group Inc 'A' *	30,900	1,823,100
Lockheed Martin Corp	62,300	2,907,541
Pitney Bowes Inc	2,000	75,220
Rockwell Collins Inc	10,000	195,000
United Technologies Corp	7,500	484,725
Xerox Corp	26,400	275,088

		12,551,486

Technology - 19.95%

Adobe Systems Inc	15,200	471,960
Advanced Micro Devices Inc *	14,000	222,040
Agere Systems Inc 'A' *	124,500	708,405
Altera Corp *	34,900	740,578
Analog Devices Inc *	5,300	235,267
Arrow Electronics Inc *	12,800	382,720
Avnet Inc	20,900	532,323
BMC Software Inc *	78,700	1,288,319
Broadcom Corp *	25,760	1,055,645
Brocade Communications Systems Inc *	14,400	476,928

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

		Market
	Shares	Value

CIENA Corp *	30,200	$432,162
Cisco Systems Inc *	784,600	14,209,106
Citrix Systems Inc *	7,600	172,216
Compaq Computer Corp	525,500	5,128,880
Computer Sciences Corp *	7,300	357,554
Compuware Corp *	4,700	55,413
Comverse Technology Inc *	13,150	294,166
Conexant Systems Inc *	8,600	123,496
Cypress Semiconductor Corp *	14,950	297,954
Dell Computer Corp *	218,500	5,938,830
Electronic Data Systems Corp	9,700	664,935
EMC Corp MA *	191,500	2,573,760
Emulex Corp *	4,500	177,795
Fairchild Semiconductor Int'l Inc *	17,400	490,680
Foundry Networks Inc *	14,300	116,545
General Motors Corp 'H' *	26,000	401,700
Harris Corp	1,500	45,765
Hewlett-Packard Co	52,600	1,080,404
i2 Technologies Inc *	26,900	212,510
IBM Corp	106,550	12,888,288
Ingram Micro Inc *	5,800	100,456
Integrated Device Technology Inc *	10,800	287,172
Intel Corp	641,200	20,165,740
Intersil Corp *	7,600	245,100
Jabil Circuit Inc *	11,000	249,920
Lattice Semiconductor Corp *	6,400	131,648
Linear Technology Corp	25,800	1,007,232
LSI Logic Corp *	10,700	168,846
Lucent Technologies Inc	170,324	1,071,338
Maxim Integrated Products Inc *	50,100	2,630,751
Microchip Technology Inc *	4,900	189,826
Microsoft Corp *	469,400	31,107,138
Motorola Inc	386,900	5,811,238
NCR Corp *	29,200	1,076,312
NVIDIA Corp *	2,600	173,940
Oracle Corp *	329,100	4,544,871
PeopleSoft Inc *	16,500	663,300
PMC-Sierra Inc *	23,000	488,980
QUALCOMM Inc *	69,200	3,494,600
Rational Software Corp *	14,400	280,800
Raytheon Co	59,500	1,931,965
Retek Inc *	2,100	62,727
RF Micro Devices Inc *	3,400	65,382
Sanmina-SCI Corp *	21,632	430,477
Siebel Systems Inc *	35,100	982,098
Silicon Laboratories Inc *	4,400	148,324
Sun Microsystems Inc *	157,100	1,938,614
Symantec Corp *	5,100	338,283
Tech Data Corp *	1,200	51,936
Tekelec *	3,100	56,141
Texas Instruments Inc	106,900	2,993,200
Unisys Corp *	25,300	317,262
VeriSign Inc *	22,582	859,019
Veritas Software Corp *	38,300	1,716,606
Vishay Intertechnology Inc *	25,000	487,500
Xilinx Inc *	16,000	624,800

		138,669,886

Utilities - 7.06%

Adelphia Communications Corp *	5,800	180,844
AT&T Corp	71,600	1,298,824
AT&T Wireless Services Inc *	44,600	640,902
BellSouth Corp	28,400	1,083,460
Citizens Communications Co *	16,500	175,890
Comcast Corp 'A' *	76,000	2,736,000
Duke Energy Co	40,500	1,590,030
Edison International *	96,700	1,460,170
Entergy Corp	28,000	1,095,080
Exelon Corp	26,600	1,273,608
FirstEnergy Corp	14,500	507,210
FPL Group Inc	51,500	2,904,600
L-3 Communications Holdings Inc *	600	54,000
Mirant Corp *	80,900	1,296,018
Nextel Communications Inc 'A' *	139,900	1,533,304
NiSource Inc	46,300	1,067,678
Orion Power Holdings Inc *	4,000	104,400
PG&E Corp	93,100	1,791,244
Progress Energy Inc *	31,700	1,427,451
Qwest Communications Int'l Inc	155,700	2,200,041
Reliant Energy Inc	83,300	2,209,116
SBC Communications Inc	194,200	7,606,814
Sprint Corp-FON Group	62,800	1,261,024
Sprint Corp-PCS Group *	213,900	5,221,299
Telephone & Data Systems Inc	2,200	197,450
Time Warner Telecom Inc 'A' *	3,300	58,377
Triton PCS Holdings Inc 'A' *	3,400	99,790
Verizon Communications Inc	142,600	6,767,796
Western Wireless Corp *	2,800	79,100
WorldCom Inc-WorldCom Group	82,230	1,157,798

		49,079,318

Total Common Stocks
(Cost $722,055,390)		667,872,759

FOREIGN COMMON STOCKS - 3.46%

Bermuda - 2.51%

Accenture Ltd *	50,000	1,346,000
ACE Ltd	32,200	1,292,830
Marvell Technology Group Ltd *	5,750	205,965
Tyco International Ltd	208,300	12,268,870
XL Capital Ltd 'A'	25,500	2,329,680

		17,443,345

Canada - 0.17%

Barrick Gold Corp	4,505	71,855
Celestica Inc *	27,200	1,098,608

		1,170,463

Israel - 0.01%

Amdocs Ltd *	2,000	67,940

Netherlands - 0.30%

Royal Dutch Petroleum Co 'NY'	42,700	2,093,154

Singapore - 0.35%

Flextronics International Ltd *	100,600	2,413,394

United Kingdom - 0.12%

AstraZeneca PLC ADR	13,500	629,100
GlaxoSmithKline PLC ADR	4,800	239,136

		868,236

Total Foreign Common Stocks
(Cost $23,481,522)		24,056,532

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

	Principal
	Amount	Value

SHORT-TERM INVESTMENT - 0.39%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.39%

State Street Bank and Trust Co
1.780% due 01/02/02
(Dated 12/31/01, repurchase price
of $2,722,269; collateralized by
Freddie Mac--market value
$2,799,033 and due 12/05/02)	$2,722,000	$2,722,000

Total Securities Held Under Repurchase
Agreement		2,722,000

Total Short-Term Investment
(Cost $2,722,000)		2,722,000

TOTAL INVESTMENTS - 99.93%
(Cost $748,258,912)		694,651,291

OTHER ASSETS AND
LIABILITIES, NET - 0.07%		499,813

NET ASSETS - 100.00%		$695,151,104

Notes to Schedule of Investments

(a) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis	$748,258,912

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost	$21,585,764

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value	(75,193,385)

Net unrealized depreciation	($53,607,621)

See Notes to Financial Statements

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
Schedule of Investments
December 31, 2001

		Market
	Shares	Value

COMMON STOCKS - 91.51%

Autos & Transportation - 1.62%

BorgWarner Inc	28,800	$1,504,800
Lear Corp *	89,400	3,409,716

		4,914,516

Consumer Discretionary - 30.28%

AnnTaylor Stores Corp *	84,100	2,943,500
Barnes & Noble Inc *	91,400	2,705,440
Belo Corp	108,200	2,028,750
Cost Plus Inc *	71,625	1,898,063
Cox Radio Inc 'A' *	111,200	2,833,376
DeVRY Inc *	97,300	2,768,185
Dollar Tree Stores Inc *	163,500	5,053,785
Emmis Communications Corp 'A' *	219,400	5,186,616
F.Y.I. Inc *	103,000	3,450,500
GTECH Holdings Corp *	47,300	2,142,217
Hasbro Inc	543,100	8,814,513
Heidrick & Struggles International Inc *	174,800	3,172,620
KPMG Consulting Inc *	240,100	3,978,457
Learning Tree International *	129,900	3,624,210
Park Place Entertainment Corp *	202,500	1,856,925
Pier 1 Imports Inc	273,200	4,737,288
Rare Hospitality International Inc *	125,500	2,828,770
Regis Corp	118,700	3,060,086
Royal Caribbean Cruises Ltd	405,400	6,567,480
ServiceMaster Co	409,700	5,653,860
Sinclair Broadcast Group Inc 'A'	410,420	3,882,573
Six Flags Inc *	196,000	3,014,480
The J. Jill Group Inc *	98,200	2,114,246
Valassis Communications Inc *	143,500	5,111,470
West Corp *	103,000	2,568,820

		91,996,230

Consumer Staples - 4.02%

Dean Foods Co *	58,600	3,996,520
Duane Reade Inc *	72,100	2,188,235
Rite Aid Corp *	1,190,500	6,023,930

		12,208,685

Diversified - 2.36%

Brunswick Corp	215,100	4,680,576
Thermo Electron Corp *	103,900	2,479,054

		7,159,630

Energy - 1.34%

National-Oilwell Inc *	115,400	2,378,394
Pioneer Natural Resources Co *	88,100	1,696,806

		4,075,200

Financial Services - 13.99%

A.G. Edwards Inc	98,400	4,346,328
Arden Realty Inc	57,200	1,515,800
Fidelity National Financial Inc	113,600	2,817,280
Greater Bay Bancorp	78,000	2,229,240
Interactive Data Corp *	177,600	2,511,264
M&T Bank Corp	63,700	4,640,545
Markel Corp *	10,100	1,814,465
Odyssey Re Holdings Corp	101,600	1,798,320
Pan Pacific Retail Properties Inc	52,700	1,513,544
Sovereign Bancorp Inc	568,300	6,955,992
TCF Financial Corp	56,800	2,725,264
UnionBanCal Corp	78,800	2,994,400
Waddell & Reed Financial Inc	206,900	6,662,180

		42,524,622

Health Care - 6.79%

Cell Therapeutics Inc *	68,400	1,651,176
Charles River Laboratories Int'l Inc *	103,400	3,461,832
ICN Pharmaceuticals Inc	115,500	3,869,250
Noven Pharmaceuticals Inc *	74,400	1,320,600
Pediatrix Medical Group Inc *	77,600	2,632,192
Sangamo Biosciences Inc *	111,700	1,043,278
Trigon Healthcare Inc *	68,800	4,778,160
Unilab Corp *	75,100	1,885,010

		20,641,498

Materials & Processing - 4.30%

AK Steel Holding Corp	236,200	2,687,956
Cambrex Corp	78,200	3,409,520
Freeport-McMoRan Copper & Gold Inc *	234,800	3,143,972
Insituform Technologies Inc 'A' *	125,500	3,210,290
Solutia Inc	44,400	622,488

		13,074,226

Producer Durables - 9.43%

Belden Inc	44,100	1,038,555
Briggs & Stratton Corp	58,900	2,515,030
Cognex Corp *	151,400	3,877,354
Credence Systems Corp *	190,100	3,530,157
Kennametal Inc	66,841	2,691,687
Nanometrics Inc *	111,400	2,161,160
Pentair Inc	269,000	9,821,190
United Defense Industries Inc *	143,200	3,014,360

		28,649,493

Technology - 15.23%

Applied Films Corp *	71,000	2,218,750
APW Ltd *	2,600	4,342
Arbitron Inc *	91,700	3,131,555
Avocent Corp *	158,400	3,841,200
Borland Software Corp *	31,900	499,554
Lattice Semiconductor Corp *	113,100	2,326,467
Merix Corp *	171,100	2,951,475
Mykrolis Corp *	264,000	4,224,000
Network Associates Inc	164,800	4,260,080
PerkinElmer Inc	123,200	4,314,464
Plexus Corp *	48,132	1,278,386
RadiSys Corp *	159,000	3,125,940
Rational Software Corp *	114,400	2,230,800
Sabre Holdings Corp *	78,800	3,337,180
SBS Technologies Inc *	222,300	3,238,911
Sipex Corp *	274,500	3,527,325
Talx Corp	70,300	1,756,094

		46,266,523

Utilities - 2.15%

Mediacom Communications Corp *	177,600	3,242,976
Sierra Pacific Resources	218,500	3,288,425

		6,531,401

Total Common Stocks
(Cost $261,406,009)		278,042,024

FOREIGN COMMON STOCKS - 6.30%

Barbados - 1.64%

Everest Re Group Ltd	70,400	4,977,280

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

		Market
	Shares	Value
Bermuda - 1.86%

IPC Holdings Ltd	118,200	$3,498,720
Orient-Express Hotels Ltd *	119,900	2,170,190

		5,668,910

Canada - 2.80%

Four Seasons Hotels Inc	20,000	935,200
Zarlink Semiconductor Inc *	672,900	7,570,125

		8,505,325

Total Foreign Common Stocks
(Cost $18,336,734)		19,151,515

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 2.24%

TIME DEPOSIT - 0.00%

State Street Bank Cayman Islands
1.000% due 01/02/02	$9,000	9,000

Total Time Deposit		9,000

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 2.24%

U.S. Treasury Issue
1.780% due 01/02/02
(Dated 12/31/01, repurchase price
of $6,802,673; collateralized by
Freddie Mac--market value
$6,990,415 and due 12/05/02)	6,802,000	6,802,000

Total Securities Held Under Repurchase
Agreement		6,802,000

Total Short-Term Investments
(Cost $ 6,811,000)		6,811,000

TOTAL INVESTMENTS - 100.05%
(Cost $ 286,553,743)		304,004,539

OTHER ASSETS AND
LIABILITIES, NET - (0.05%)		(152,696)

NET ASSETS - 100.00%		$303,851,843

Notes to Schedule of Investments

(a) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:
Tax cost basis		$286,553,743

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost		$20,168,428

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value		(2,717,632)

Net unrealized appreciation		$17,450,796

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND LARGE-CAP VALUE PORTFOLIO Schedule of Investments December 31, 2001

	Shares	Market Value
COMMON STOCKS - 82.85%

Consumer Discretionary - 10.67%

Costco Wholesale Corp *	241,900	$10,735,522
Dollar General Corp	158,900	2,367,610
Federated Department Stores *	499,800	20,441,820
Kimberly-Clark Corp	302,500	18,089,500
Liberty Media Corp *	723,400	10,127,600
McDonald’s Corp	530,100	14,031,747
MGM MIRAGE *	164,900	4,760,663
RadioShack Corp	369,200	11,112,920
Target Corp	141,800	5,820,890
The Gap Inc	1,029,800	14,355,412

		111,843,684

Consumer Staples - 6.55%

Conagra Foods Inc	643,400	15,293,618
Kraft Foods Inc 'A'	191,300	6,509,939
Philip Morris Cos Inc	354,400	16,249,240
RJ Reynolds Tobacco Holdings Inc	219,500	12,357,850
Safeway Inc *	438,100	18,290,675

		68,701,322

Diversified - 1.33%

Honeywell International Inc	411,200	13,906,784

Energy - 6.23%

Burlington Resources Inc	389,900	14,636,846
El Paso Corp	405,100	18,071,511
Transocean Sedco Forex Inc	547,300	18,509,686
Williams Cos Inc	550,400	14,046,208

		65,264,251

Financial Services - 22.65%

American Express Co	482,600	17,223,994
American International Group Inc	126,600	10,052,040
Bank of America Corp	196,100	12,344,495
Bank of New York Co Inc	400,500	16,340,400
FleetBoston Financial Corp	455,300	16,618,450
Freddie Mac	207,700	13,583,580
Goldman Sachs Group Inc	184,100	17,075,275
Household International Inc	279,400	16,188,436
MBNA Corp	399,600	14,065,920
Merrill Lynch & Co Inc	334,900	17,454,988
Morgan Stanley Dean Witter & Co	266,400	14,902,416
Prudential Financial Inc *	96,100	3,189,559
U.S. Bancorp	813,900	17,034,927
Waddell & Reed Financial Inc	594,900	19,155,780
Washington Mutual Inc	545,300	17,831,310
Wells Fargo & Co	331,800	14,416,710

		237,478,280

Health Care - 4.45%

HCA Inc	451,100	17,385,394
Merck & Co Inc	178,100	10,472,280
Pfizer Inc	224,600	8,950,310
Pharmacia Corp	231,700	9,882,005

		46,689,989

Integrated Oils - 3.03%

Amerada Hess Corp	117,000	7,312,500
Conoco Inc	493,300	13,960,390
USX-Marathon Group	351,200	10,536,000

		31,808,890

Materials & Processing - 3.77%

Alcoa Inc	454,600	16,161,030
Dow Chemical Co	234,300	7,914,654
International Paper Co	382,700	15,441,945

		39,517,629

Producer Durables - 1.38%

United Technologies Corp	224,600	14,515,898

Technology - 13.32%

3Com Corp *	648,100	4,134,878
Compaq Computer Corp	1,419,400	13,853,344
Computer Associates International Inc	324,500	11,192,005
Comverse Technology Inc *	748,000	16,732,760
Dell Computer Corp *	519,700	14,125,446
General Motors Corp 'H' *	599,900	9,268,455
Genuity Inc *	764,400	1,207,752
Hewlett-Packard Co	544,300	11,179,922
IBM Corp	107,700	13,027,392
Intel Corp	121,400	3,818,030
Motorola Inc	1,074,900	16,144,998
National Semiconductor Corp *	305,600	9,409,424
Sun Microsystems Inc *	1,255,200	15,489,168

		139,583,574

Utilities - 9.47%

Alltel Corp	242,200	14,951,006
AT&T Corp	1,132,500	20,543,550
AT&T Wireless Services Inc *	902,400	12,967,488
SBC Communications Inc	258,000	10,105,860
Sprint Corp-FON Group	773,900	15,539,912
Verizon Communications Inc	385,500	18,295,830
WorldCom Inc-WorldCom Group	484,400	6,820,352

		99,223,998

Total Common Stocks
(Cost $895,452,368)		868,534,299

FOREIGN PREFERRED STOCK - 1.45%

Australia - 1.45%

News Corp Ltd ADR	573,500	15,174,810

Total Foreign Preferred Stock
(Cost $18,324,310)		15,174,810

FOREIGN COMMON STOCKS - 9.24%

Bermuda - 1.12%

XL Capital Ltd 'A'	128,500	11,739,760

Canada - 3.04%

Canadian National Railway Co	240,100	11,592,028
Canadian Pacific Railway Ltd	146,800	2,862,600
Manulife Financial Corp	480,100	12,511,406
PanCanadian Energy Corp	186,800	4,856,800

		31,822,834

Finland - 1.11%

Nokia Corp ADR	473,500	11,614,955

See Notes to Financial Statements	See explanation of symbols on B-93

PACIFIC SELECT FUND LARGE-CAP VALUE PORTFOLIO Schedule of Investments (Continued) December 31, 2001

	Shares	Market Value
France - 1.28%

Total Fina Elf SA ADR	191,400	$13,443,936

Netherlands - 0.98%

Royal Dutch Petroleum Co 'NY'	210,300	10,308,906

Switzerland - 1.71%

Novartis AG ADR	490,500	17,903,250

Total Foreign Common Stocks
(Cost $91,201,024)		96,833,641

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 6.33%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 6.33%

State Street Bank and Trust Co
1.620% due 01/02/02
(Dated 12/31/01, repurchase price
of $66,399,975; collateralized by U.S.
Treasury Bonds--market value
$67,726,163 and due 08/15/17)	$66,394,000	66,394,000

Total Securities Held Under Repurchase
Agreement		66,394,000

Total Short-Term Investments
(Cost $66,394,000)		66,394,000

TOTAL INVESTMENTS - 99.87%
(Cost $1,071,371,702)		1,046,936,750

OTHER ASSETS AND
LIABILITIES, NET - 0.13%		1,394,958

NET ASSETS - 100.00%		$1,048,331,708

Notes to Schedule of Investments
(a) Transactions in options for the year ended December 31, 2001, were as follows:
	Number of Contracts	Premium

Outstanding, December 31, 2000	578	$66,631
Options Written	5,906	1,079,891
Options Exercised	2,856	462,712
Options Expired	1,850	304,097
Options Repurchased	1,778	379,713

Outstanding, December 31, 2001	0	$0

(b) At December 31, 2001, the net unrealized appreciation (depreciation)
of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis		$1,071,371,702

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost		$50,482,109

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value		(74,917,061)

Net unrealized depreciation		($24,434,952)

Explanation of Symbols for Schedules of Investments

~	Securities purchased in a private placement transaction; resale to the public may require registration.

#	Forward buy contract.

+	Securities are valued under procedures established by the Board of Trustees.

*	Non-income producing securities.

**	Securities have been fully/partially segregated with the custodian to cover margin requirements for open futures contracts as of December 31, 2001.

"	Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

^	Securities with their principal amount adjusted for inflation.

++	Variable rate securities. The rate listed is as of December 31, 2001.

##	Securities are in default.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
(In thousands, except per share amounts)

	Blue Chip Portfolio	Aggressive Growth Portfolio	Emerging Markets Portfolio	Diversified Research Portfolio	Small-Cap Equity Portfolio	International Large-Cap Portfolio	I-Net Tollkeeper Portfolio	Financial Services Portfolio

ASSETS
Investments, at value	$528,667	$89,279	$164,251	$241,467	$576,561	$503,536	$73,938	$62,696
Collateral held for securities loaned, at fair value	18,381	9,372	20,975	18,008	80,185	41,941	23,033	4,616
Cash	1			1		39	1	2
Foreign currency held, at value			206			392
Receivables:
Dividends and interest	310	9	462	138	498	317	1	61
Fund shares sold	1,761	279		1,476	833		451	322
Securities sold	801	53	573	493	1,657	313		76
Other			1
Forward foreign currency contracts appreciation						3,537

Total Assets	549,921	98,992	186,468	261,583	659,734	550,075	97,424	67,773

LIABILITIES
Payable upon return of securities loaned	18,381	9,372	20,975	18,008	80,185	41,941	23,033	4,616
Payables:
Fund shares redeemed	52	6	283	17	368	2,467		5
Securities purchased			556	726	14,676	67		1,116
Due to custodian			1,228		1,049
Accrued advisory fees	417	74	150	170	298	444	93	54
Accrued custodian and portfolio accounting fees	3	15	109	9	38	104	2	10
Accrued other	2	5	17	5	22	24	2	4
Forward foreign currency contracts depreciation						241
Variation margin	45

Total Liabilities	18,900	9,472	23,318	18,935	96,636	45,288	23,130	5,805

NET ASSETS	$531,021	$89,520	$163,150	$242,648	$563,098	$504,787	$74,294	$61,968

NET ASSETS CONSIST OF:
Paid-in capital	$592,546	$99,702	$248,076	$244,662	$733,254	$645,402	$162,063	$63,510
Accumulated undistributed net investment income				35	312	671
Accumulated undistributed net realized loss	(31,354)	(11,293)	(70,223)	(4,229)	(111,172)	(36,249)	(54,444)	(2,861)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(30,171)	1,111	(14,703)	2,180	(59,296)	(105,037)	(33,325)	1,319

NET ASSETS	$531,021	$89,520	$163,150	$242,648	$563,098	$504,787	$74,294	$61,968

Shares of beneficial interest outstanding of $.001 par value	65,257	11,159	26,571	22,759	32,355	79,388	16,567	6,700

Net Asset Value Per Share	$8.14	$8.02	$6.14	$10.66	$17.40	$6.36	$4.48	$9.25

Investments, at cost	$558,792	$88,168	$178,890	$239,287	$635,857	$611,873	$107,263	$61,377
Securities on loan, at value	17,378	8,905	19,864	17,307	75,703	40,014	21,995	4,463
Foreign currency held, at cost			265			389

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2001
(In thousands, except per share amounts)

	Health Sciences Portfolio	Technology Portfolio	Tele-communications Portfolio	Multi- Strategy Portfolio	Equity Income Portfolio	Strategic Value Portfolio	Growth LT Portfolio	Focused 30 Portfolio

ASSETS
Investments, at value	$86,522	$52,240	$16,311	$883,897	$1,302,058	$86,374	$2,265,981	$58,967
Collateral held for securities loaned, at fair value	10,643	13,402	4,289	3,861	57,567	9,083	245,752	12,326
Cash (1)	1					16	1	1
Receivables:
Dividends and interest	24	3	7	2,873	2,048	79	1,041	14
Fund shares sold	463	133	92	821	661	376	27
Securities sold			23	137,770			23,769	276
Forward foreign currency contracts appreciation							1,550
Variation margin				50

Total Assets	97,653	65,778	20,722	1,029,272	1,362,334	95,928	2,538,121	71,584

LIABILITIES
Payable upon return of securities loaned	10,643	13,402	4,289	3,861	57,567	9,083	245,752	12,326
Payables:
Fund shares redeemed	2			147	468	16	800	191
Securities purchased			5	263,880	3,062		8,083	913
Due to custodian				87	1
Accrued advisory fees	78	47	15	417	713	68	1,441	45
Accrued custodian and portfolio accounting fees	10	7	2	44	48	9	35	7
Accrued other	9	3	1	24	35	12	46	7
Outstanding options written, at value		159	11	305
Forward foreign currency contracts depreciation							974

Total Liabilities	10,742	13,618	4,323	268,765	61,894	9,188	257,131	13,489

NET ASSETS	$86,911	$52,160	$16,399	$760,507	$1,300,440	$86,740	$2,280,990	$58,095

NET ASSETS CONSIST OF:
Paid-in capital	$84,988	$63,177	$26,550	$782,294	$1,457,099	$96,738	$3,472,127	$74,427
Accumulated undistributed net investment income				878	398	65	15,746	57
Accumulated undistributed net realized loss	(2,094)	(8,108)	(6,097)	(3,248)	(52,734)	(12,103)	(1,061,446)	(24,250)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	4,017	(2,909)	(4,054)	(19,417)	(104,323)	2,040	(145,437)	7,861

NET ASSETS	$86,911	$52,160	$16,399	$760,507	$1,300,440	$86,740	$2,280,990	$58,095

Shares of beneficial interest outstanding of $.001 par value	9,416	8,831	3,081	51,332	61,989	9,890	122,707	8,162

Net Asset Value Per Share	$9.23	$5.91	$5.32	$14.82	$20.98	$8.77	$18.59	$7.12

Investments, at cost	$82,505	$55,148	$20,364	$903,349	$1,406,380	$84,334	$2,411,995	$51,106
Securities on loan, at value	10,160	12,626	4,011	3,738	55,014	8,697	233,886	11,710

(1)	No foreign currency held as of December 31, 2001 except for the Growth LT Portfolio. The total value and cost of foreign currency held by the Growth LT Portfolio in full dollars as of December 31, 2001 were less than $500.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2001
(In thousands, except per share amounts)

	Mid-Cap Value Portfolio	International Value Portfolio	Capital Opportunities Portfolio	Mid-Cap Growth Portfolio	Global Growth Portfolio	Equity Index Portfolio	Small-Cap Index Portfolio	REIT Portfolio

ASSETS
Investments, at value	$855,954	$1,130,039	$160,377	$100,290	$24,602	$2,006,041	$216,862	$235,812
Collateral held for securities loaned, at fair value	54,269	129,449	8,010	10,997	3,196	19,548	33,864	168
Cash (1)	1				17	5,145	2,760	51
Foreign currency held, at value					6
Receivables:
Dividends and interest	380	2,125	111	6	17	1,938	241	1,232
Fund shares sold	702	933	359	674	168	11	140	44
Securities sold			799	458	89	184	50	7
Other		13			1		10	57

Total Assets	911,306	1,262,559	169,656	112,425	28,096	2,032,867	253,927	237,371

LIABILITIES
Payable upon return of securities loaned	54,269	129,449	8,010	10,997	3,196	19,548	33,864	168
Payables:
Fund shares redeemed	243	1	34	21		1,604	74	57
Securities purchased	29,197		7,378	1,935	1,512	1,097	23	605
Due to custodian		124	12
Accrued advisory fees	574	800	99	70	21	422	88	214
Accrued custodian and portfolio accounting fees	40	138	22	12	29	81	9	16
Accrued other	25	48	10	7	2	60	6	9
Variation margin						834	138

Total Liabilities	84,348	130,560	15,565	13,042	4,760	23,646	34,202	1,069

NET ASSETS	$826,958	$1,131,999	$154,091	$99,383	$23,336	$2,009,221	$219,725	$236,302

NET ASSETS CONSIST OF:
Paid-in capital	$724,166	$1,395,901	$176,111	$108,905	$26,261	$1,845,241	$232,034	$210,511
Accumulated undistributed net investment income						13	85	2,261
Accumulated undistributed net realized gain (loss)	44,821	(54,673)	(21,226)	(3,485)	(3,075)	137,330	(3,218)	6,926
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	57,971	(209,229)	(794)	(6,037)	150	26,637	(9,176)	16,604

NET ASSETS	$826,958	$1,131,999	$154,091	$99,383	$23,336	$2,009,221	$219,725	$236,302

Shares of beneficial interest outstanding of $.001 par value	58,381	93,853	18,264	12,240	2,745	68,009	21,335	18,466

Net Asset Value Per Share	$14.16	$12.06	$8.44	$8.12	$8.50	$29.54	$10.30	$12.80

Investments, at cost	$797,983	$1,339,152	$161,171	$106,326	$24,452	$1,979,836	$226,219	$219,208
Securities on loan, at value	51,976	124,091	7,698	10,301	3,057	18,753	31,564	138
Foreign currency held, at cost					6

(1) Includes margin deposits segregated for futures contracts in the Equity Index and Small-Cap Index Portfolios of $5,145 and $2,760, respectively.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2001
(In thousands, except per share amounts)

	Inflation Managed Portfolio (1)	Managed Bond Portfolio	Money Market Portfolio	High Yield Bond Portfolio	Equity Portfolio	Aggressive Equity Portfolio	Large-Cap Value Portfolio

ASSETS
Investments, at value	$1,496,104	$2,755,007	$1,601,582	$468,167	$694,651	$304,005	$1,046,937
Collateral held for securities loaned, at fair value	6,670	192,653		77,548	23,176	56,726	39,697
Cash	27	1,068		696		3,009
Foreign currency held, at value	225	3,541
Receivables:
Dividends and interest	10,445	21,786	1,234	11,337	703	87	1,466
Fund shares sold	2,197	4,839	2,947	5,416	230	1,412	2,031
Securities sold	22,103	88,621		1,890	5,452	704
Other	451	3,554
Forward foreign currency contracts appreciation		18
Interest rate swaps appreciation		3,410
Variation margin	35	2,795

Total Assets	1,538,257	3,077,292	1,605,763	565,054	724,212	365,943	1,090,131

LIABILITIES
Payable upon return of securities loaned	6,670	192,653		77,548	23,176	56,726	39,697
Payables:
Fund shares redeemed	83	89	329		380		14
Securities purchased	907,186	528,728		2,573	2,045	5,070	1,295
Due to custodian					3,034		8
Accrued advisory fees	314	1,190	445	247	384	199	733
Accrued custodian and portfolio accounting fees	70	164	48		29	70	30
Accrued other	854	214	39	3	13	26	22
Outstanding options written, at value		1,096
Forward foreign currency contracts depreciation	161	103
Interest rate swaps depreciation	2,425

Total Liabilities	917,763	724,237	861	80,371	29,061	62,091	41,799

NET ASSETS	$620,494	$2,353,055	$1,604,902	$484,683	$695,151	$303,852	$1,048,332

NET ASSETS CONSIST OF:
Paid-in capital	$609,600	$2,320,719	$1,604,709	$622,919	$1,017,470	$409,671	$1,094,855
Accumulated undistributed net investment income	1,249	1,966	193	557			249
Accumulated undistributed net realized gain (loss)	17,459	1,281		(98,181)	(268,712)	(123,269)	(22,337)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(7,814)	29,089		(40,612)	(53,607)	17,450	(24,435)

NET ASSETS	$620,494	$2,353,055	$1,604,902	$484,683	$695,151	$303,852	$1,048,332

Shares of beneficial interest outstanding of $.001 par value	57,827	213,355	159,073	68,583	36,181	33,125	89,336

Net Asset Value Per Share	$10.73	$11.03	$10.09	$7.07	$19.21	$9.17	$11.73

Investments, at cost	$1,501,881	$2,731,081	$1,601,582	$508,779	$748,259	$286,554	$1,071,372
Securities on loan, at value	6,544	188,974		75,725	21,900	54,267	37,546
Foreign currency held, at cost	225	3,554

(1) Formerly named Government Securities Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

	Blue Chip Portfolio (1)	Aggressive Growth Portfolio (1)	Emerging Markets Portfolio	Diversified Research Portfolio	Small-Cap Equity Portfolio	International Large-Cap Portfolio	I-Net Tollkeeper Portfolio	Financial Services Portfolio (1)

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$2,537	$63	$3,551	$1,841	$4,246	$5,480	$8	$452
Interest	812	151	206	262	2,180	1,084	129	91
Securities lending	30	32	185	42	745	302	55	16
Other			11		59

Total Investment Income	3,379	246	3,953	2,145	7,230	6,866	192	559

EXPENSES
Advisory fees	2,895	548	1,948	1,576	3,449	4,546	1,354	377
Custodian fees and expenses	38	64	302	18	61	236	13	41
Portfolio accounting fees	52	10	47	33	89	93	18	7
Printing expenses	10	4	13	9	29	23	5	3
Postage and mailing expenses	6	1	6	5	16	13	3	1
Distribution expenses	130	34		33	12			13
Legal fees	7	2	3	4	10	9	2	1
Trustees’ fees and expenses	5	1	3	3	8	7	2
Interest expense			2		1
Organization expenses	11	11						11
Other	13	4	22	7	23	24	3	4

Total Expenses	3,167	679	2,346	1,688	3,698	4,951	1,400	458
Custodian Credits	(2)	(1)	(24)		(5)	(7)	(1)	(1)
Recaptured Distribution Expenses	(130)	(34)		(33)	(12)			(13)
Adviser Expense Reimbursement		(42)						(32)
Recoupment of Adviser’s Reimbursement							13

Net Expenses	3,035	602	2,322	1,655	3,681	4,944	1,412	412

NET INVESTMENT INCOME (LOSS)	344	(356)	1,631	490	3,549	1,922	(1,220)	147

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from security transactions	(30,853)	(11,293)	(61,274)	(1,137)	(98,846)	(32,184)	(45,555)	(2,861)
Net realized loss from futures contracts	(501)
Net realized foreign exchange gain (loss)			(668)			2,553		(1)

Net Realized Loss on Investments and Foreign Currency Transactions	(31,354)	(11,293)	(61,942)	(1,137)	(98,846)	(29,631)	(45,555)	(2,862)

Net unrealized appreciation (depreciation) on investments	(30,125)	1,111	39,165	(1,997)	80,307	(55,803)	5,886	1,319
Net unrealized depreciation on futures contracts	(46)
Net unrealized foreign exchange gain (loss)			(47)			571

Net Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(30,171)	1,111	39,118	(1,997)	80,307	(55,232)	5,886	1,319

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(61,525)	(10,182)	(22,824)	(3,134)	(18,539)	(84,863)	(39,669)	(1,543)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($61,181)	($10,538)	($21,193)	($2,644)	($14,990)	($82,941)	($40,889)	($1,396)

(1)	Operations commenced on January 2, 2001.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

	Health Sciences Portfolio (1)	Technology Portfolio (1)	Tele- communications Portfolio (1)	Multi- Strategy Portfolio	Equity Income Portfolio	Strategic Value Portfolio	Growth LT Portfolio	Focused 30 Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$208	$14	$70	$5,362	$18,393	$581	$14,595	$119
Interest	122	88	94	18,774	2,016	431	13,737	448
Securities lending	31	24	15	193	193	30	1,232	45
Other				24	111		29

Total Investment Income	361	126	179	24,353	20,713	1,042	29,593	612

EXPENSES
Advisory fees	508	283	152	4,879	9,851	665	20,294	475
Custodian fees and expenses	18	31	21	61	48	17	130	17
Portfolio accounting fees	9	5	4	142	266	14	460	10
Printing expenses	5	3	3	41	92	16	151	15
Postage and mailing expenses	1	1		23	50	2	86	2
Distribution expenses	16			86	299		968
Legal fees	1			14	27	2	48	1
Trustees’ fees and expenses	1			12	24	1	44	1
Interest expense	2			1	1		2
Organization expenses	11	11	11
Other	4	3	1	26	46	5	93	3

Total Expenses	576	337	192	5,285	10,704	722	22,276	524
Custodian Credits	(1)	(1)		(16)	(4)	(2)	(14)	(4)
Recaptured Distribution Expenses	(16)			(86)	(299)		(968)
Adviser Expense Reimbursement	(4)	(28)	(24)
Recoupment of Adviser’s Reimbursement						17		5

Net Expenses	555	308	168	5,183	10,401	737	21,294	525

NET INVESTMENT INCOME (LOSS)	(194)	(182)	11	19,170	10,312	305	8,299	87

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from security transactions	(2,094)	(8,108)	(6,097)	(628)	(33,835)	(11,499)	(990,294)	(21,925)
Net realized gain from futures contracts				2,496	2,797
Net realized foreign exchange loss	(11)		(4)	(56)		(7)	(2,238)	(1)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(2,105)	(8,108)	(6,101)	1,812	(31,038)	(11,506)	(992,532)	(21,926)

Net unrealized appreciation (depreciation) on investments	4,017	(2,909)	(4,054)	(29,369)	(126,780)	2,372	(66,621)	14,381
Net unrealized appreciation (depreciation) on futures contracts				285	(576)
Net unrealized foreign exchange gain							14,902

Net Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	4,017	(2,909)	(4,054)	(29,084)	(127,356)	2,372	(51,719)	14,381

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	1,912	(11,017)	(10,155)	(27,272)	(158,394)	(9,134)	(1,044,251)	(7,545)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,718	($11,199)	($10,144)	($8,102)	($148,082)	($8,829)	($1,035,952)	($7,458)

(1)	Operations commenced on January 2, 2001.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

	Mid-Cap Value Portfolio	International Value Portfolio	Capital Opportunities Portfolio (1)	Mid-Cap Growth Portfolio (1)	Global Growth Portfolio (1)	Equity Index Portfolio	Small-Cap Index Portfolio	REIT Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$9,095	$22,959	$555	$107	$182	$27,775	$2,224	$11,118
Interest	1,377	1,509	385	255	64	1,179	373	244
Securities lending	179	1,150	36	40	14	219	164	25
Other	11	65				22

Total Investment Income	10,662	25,683	976	402	260	29,195	2,761	11,387

EXPENSES
Advisory fees	5,261	11,002	713	450	187	5,424	850	2,112
Custodian fees and expenses	41	533	69	33	148	93	36	24
Portfolio accounting fees	112	233	17	9	12	378	33	36
Printing expenses	31	88	5	4	3	122	9	10
Postage and mailing expenses	18	42	2	1	1	69	5	5
Distribution expenses	709		6	3	2
Legal fees	13	31	2	1		40	4	7
Trustees’ fees and expenses	9	21	1	1		34	3	3
Interest expense	1	1				10		1
Organization expenses			11	11	11
Other	26	61	10	6	1	74	6	8

Total Expenses	6,221	12,012	836	519	365	6,244	946	2,206
Custodian Credits	(12)	(14)	(8)	(6)	(5)	(6)	(3)
Recaptured Distribution Expenses	(709)		(6)	(3)	(2)
Adviser Expense Reimbursement			(13)	(9)	(59)
Recoupment of Adviser’s Reimbursement							28

Net Expenses	5,500	11,998	809	501	299	6,238	971	2,206

NET INVESTMENT INCOME (LOSS)	5,162	13,685	167	(99)	(39)	22,957	1,790	9,181

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from security transactions	45,814	(7,635)	(21,226)	(3,485)	(3,075)	141,684	(1,026)	6,596
Net realized gain (loss) from futures contracts		(9,336)				1,575	(413)
Net realized foreign exchange loss		(6,640)			(9)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	45,814	(23,611)	(21,226)	(3,485)	(3,084)	143,259	(1,439)	6,596

Net unrealized appreciation (depreciation) on investments	20,091	(325,500)	(794)	(6,037)	150	(469,692)	5,275	(868)
Net unrealized appreciation on futures contracts		6,456				1,221	2
Net unrealized foreign exchange gain		183

Net Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	20,091	(318,861)	(794)	(6,037)	150	(468,471)	5,277	(868)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	65,905	(342,472)	(22,020)	(9,522)	(2,934)	(325,212)	3,838	5,728

NET INCREASE (DECREASE) IN NETASSETS RESULTING FROM OPERATIONS	$71,067	($328,787)	($21,853)	($9,621)	($2,973)	($302,255)	$5,628	$14,909

(1)	Operations commenced on January 2, 2001.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

	Inflation Managed Portfolio (1)	Managed Bond Portfolio	Money Market Portfolio	High Yield Bond Portfolio	Equity Portfolio	Aggressive Equity Portfolio	Large-Cap Value Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld				$1,023	$5,691	$521	$11,379
Interest	$24,370	$114,339	$60,292	47,379	252	552	1,981
Securities lending	103	216		270	152	470	125
Other	1,474	629		407	24	36

Total Investment Income	25,947	115,184	60,292	49,079	6,119	1,579	13,485

EXPENSES
Advisory fees	3,544	12,031	4,821	2,830	5,238	2,722	6,378
Custodian fees and expenses	124	263	53	35	112	111	20
Portfolio accounting fees	114	401	263	93	138	59	133
Printing expenses	66	100	80	25	45	29	31
Postage and mailing expenses	18	70	45	15	26	11	20
Distribution expenses					41	153	119
Legal fees	41	44	51	11	14	8	16
Trustees’ fees and expenses	9	31	23	7	13	5	11
Interest expense	1	3	1		3	1	1
Other	23	83	57	16	24	10	31

Total Expenses	3,940	13,026	5,394	3,032	5,654	3,109	6,760
Custodian Credits	(50)	(84)	(60)	(40)	(9)	(5)	(16)
Recaptured Distribution Expenses					(41)	(153)	(119)

Net Expenses	3,890	12,942	5,334	2,992	5,604	2,951	6,625

NET INVESTMENT INCOME (LOSS)	22,057	102,242	54,958	46,087	515	(1,372)	6,860

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from security transactions	24,920	12,757		(62,015)	(266,917)	(120,794)	(20,336)
Net realized gain (loss) from futures contracts	(6,473)	5,075			(472)	972
Net realized foreign exchange gain (loss)	118	(334)		(79)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	18,565	17,498		(62,094)	(267,389)	(119,822)	(20,336)

Net unrealized appreciation (depreciation) on investments	(20,263)	3,394		21,542	44,012	48,311	(36,525)
Net unrealized appreciation (depreciation) on futures contracts	(256)	4,535			33
Net unrealized foreign exchange gain (loss)	2,695	7,047		(3)

Net Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(17,824)	14,976		21,539	44,045	48,311	(36,525)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	741	32,474		(40,555)	(223,344)	(71,511)	(56,861)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,798	$134,716	$54,958	$5,532	($222,829)	($72,883)	($50,001)

(1) Formerly named Government Securities Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

	Blue Chip Portfolio (1)	Aggressive Growth Portfolio (1)	Emerging Markets Portfolio	Diversified Research Portfolio	Small-Cap Equity Portfolio	International Large-Cap Portfolio	I-Net Tollkeeper Portfolio	Financial Services Portfolio (1)

OPERATIONS

Net investment income (loss)	$344	($356)	$1,631	$490	$3,549	$1,922	($1,220)	$147

Net realized loss on investments and foreign currency transactions	(31,354)	(11,293)	(61,942)	(1,137)	(98,846)	(29,631)	(45,555)	(2,862)

Net unrealized gain (loss) on investments and foreign currency transactions	(30,171)	1,111	39,118	(1,997)	80,307	(55,232)	5,886	1,319

Net Decrease in Net Assets Resulting from Operations	(61,181)	(10,538)	(21,193)	(2,644)	(14,990)	(82,941)	(40,889)	(1,396)

Net Equalization Credits (Debits)	1,210	3	(135)	336	977	882	(14)	175

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income	(357)		(247)	(440)	(3,229)	(3,633)		(154)

Net realized gains					(81,595)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(357)		(247)	(440)	(84,824)	(3,633)		(154)

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares	605,774	121,819	151,210	153,335	312,394	731,590	39,752	74,408

Dividend reinvestments	356		242	438	83,877	3,631		154

Cost of shares repurchased	(14,781)	(21,764)	(145,630)	(53,275)	(316,980)	(507,510)	(40,109)	(11,219)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	591,349	100,055	5,822	100,498	79,291	227,711	(357)	63,343

NET INCREASE (DECREASE) IN NET ASSETS	531,021	89,520	(15,753)	97,750	(19,546)	142,019	(41,260)	61,968

NET ASSETS

Beginning of Year			178,903	144,898	582,644	362,768	115,554

End of Year	$531,021	$89,520	$163,150	$242,648	$563,098	$504,787	$74,294	$61,968

(1)	Operations commenced on January 2, 2001.

See Notes to Financial Statements.

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

	Health Sciences Portfolio (1)	Technology Portfolio (1)	Tele- communications Portfolio (1)	Multi- Strategy Portfolio	Equity Income Portfolio	Strategic Value Portfolio	Growth LT Portfolio	Focused 30 Portfolio

OPERATIONS

Net investment income (loss)	($194)	($182)	$11	$19,170	$10,312	$305	$8,299	$87

Net realized gain (loss) on investments and foreign currency transactions	(2,105)	(8,108)	(6,101)	1,812	(31,038)	(11,506)	(992,532)	(21,926)

Net unrealized gain (loss) on investments and foreign currency transactions	4,017	(2,909)	(4,054)	(29,084)	(127,356)	2,372	(51,719)	14,381

Net Increase (Decrease) in Net Assets Resulting from Operations	1,718	(11,199)	(10,144)	(8,102)	(148,082)	(8,829)	(1,035,952)	(7,458)

Net Equalization Credits (Debits)	71	11	30	269	(1,874)	205	(489)	45

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income			(15)	(18,747)	(9,847)	(283)	(28,724)	(34)

Net realized gains				(1,375)	(16,523)		(424,360)

Net Decrease in Net Assets Resulting from Distributions to Shareholders			(15)	(20,122)	(26,370)	(283)	(453,084)	(34)

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares	111,588	77,716	36,734	126,048	157,815	74,049	437,317	31,898

Dividend reinvestments			15	19,960	26,259	282	449,927	34

Cost of shares repurchased	(26,466)	(14,368)	(10,221)	(120,048)	(648,074)	(21,560)	(691,924)	(15,339)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	85,122	63,348	26,528	25,960	(464,000)	52,771	195,320	16,593

NET INCREASE (DECREASE) IN NET ASSETS	86,911	52,160	16,399	(1,995)	(640,326)	43,864	(1,294,205)	9,146

NET ASSETS

Beginning of Year				762,502	1,940,766	42,876	3,575,195	48,949

End of Year	$86,911	$52,160	$16,399	$760,507	$1,300,440	$86,740	$2,280,990	$58,095

(1)	Operations commenced on January 2, 2001.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

	Mid-Cap Value Portfolio	International Value Portfolio	Capital Opportunities Portfolio (1)	Mid-Cap Growth Portfolio (1)	Global Growth Portfolio (1)	Equity Index Portfolio	Small-Cap Index Portfolio	REIT Portfolio

OPERATIONS

Net investment income (loss)	$5,162	$13,685	$167	($99)	($39)	$22,957	$1,790	$9,181

Net realized gain (loss) on investments and foreign currency transactions	45,814	(23,611)	(21,226)	(3,485)	(3,084)	143,259	(1,439)	6,596

Net unrealized gain (loss) on investments and foreign currency transactions	20,091	(318,861)	(794)	(6,037)	150	(468,471)	5,277	(868)

Net Increase (Decrease) in Net Assets Resulting from Operations	71,067	(328,787)	(21,853)	(9,621)	(2,973)	(302,255)	5,628	14,909

Net Equalization Credits (Debits)	1,772	(2,834)	490	202	43	(716)	488	2,054

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income	(5,211)	(12,573)	(176)			(22,886)	(1,710)	(6,907)

Net realized gains	(15,623)	(21,381)				(8,020)	(13,440)	(660)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(20,834)	(33,954)	(176)			(30,906)	(15,150)	(7,567)

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares	493,848	2,138,854	189,371	131,195	35,429	399,239	139,374	117,253

Dividend reinvestments	20,729	33,083	175			30,820	15,026	7,316

Cost of shares repurchased	(146,152)	(2,310,100)	(13,916)	(22,393)	(9,163)	(672,026)	(107,996)	(66,605)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	368,425	(138,163)	175,630	108,802	26,266	(241,967)	46,404	57,964

NET INCREASE (DECREASE) IN NET ASSETS	420,430	(503,738)	154,091	99,383	23,336	(575,844)	37,370	67,360

NET ASSETS

Beginning of Year	406,528	1,635,737				2,585,065	182,355	168,942

End of Year	$826,958	$1,131,999	$154,091	$99,383	$23,336	$2,009,221	$219,725	$236,302

(1)	Operations commenced on January 2, 2001.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

	Inflation Managed Portfolio (1)	Managed Bond Portfolio	Money Market Portfolio	High Yield Bond Portfolio	Equity Portfolio	Aggressive Equity Portfolio	Large-Cap Value Portfolio

OPERATIONS

Net investment income (loss)	$22,057	$102,242	$54,958	$46,087	$515	($1,372)	$6,860

Net realized gain (loss) on investments and foreign currency transactions	18,565	17,498		(62,094)	(267,389)	(119,822)	(20,336)

Net unrealized gain (loss) on investments and foreign currency transactions	(17,824)	14,976		21,539	44,045	48,311	(36,525)

Net Increase (Decrease) in Net Assets Resulting from Operations	22,798	134,716	54,958	5,532	(222,829)	(72,883)	(50,001)

Net Equalization Credits	1,854	22,276	3,756	2,239			5,509

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income	(21,426)	(103,197)	(54,924)	(46,346)	(352)		(6,598)

Net realized gains					(49,136)		(23,041)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(21,426)	(103,197)	(54,924)	(46,346)	(49,488)		(29,639)

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares	338,409	852,175	4,218,582	321,379	176,810	146,106	796,049

Dividend reinvestments	20,001	100,138	54,372	45,279	49,488		29,409

Cost of shares repurchased	(313,969)	(266,801)	(3,928,200)	(268,367)	(302,841)	(216,832)	(74,749)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	44,441	685,512	344,754	98,291	(76,543)	(70,726)	750,709

NET INCREASE (DECREASE) IN NET ASSETS	47,667	739,307	348,544	59,716	(348,860)	(143,609)	676,578

NET ASSETS

Beginning of Year	572,827	1,613,748	1,256,358	424,967	1,044,011	447,461	371,754

End of Year	$620,494	$2,353,055	$1,604,902	$484,683	$695,151	$303,852	$1,048,332

(1)	Formerly named Government Securities Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

	Emerging Markets Portfolio	Diversified Research Portfolio (1)	Small-Cap Equity Portfolio	International Large-Cap Portfolio (1)	I-Net Tollkeeper Portfolio (1)	Multi- Strategy Portfolio	Equity Income Portfolio	Strategic Value Portfolio (1)

OPERATIONS

Net investment income (loss)	$13	$390	$3,651	$851	($723)	$20,383	$16,492	$121

Net realized gain (loss) on investments and foreign currency transactions	6,983	(3,092)	69,262	(4,778)	(8,889)	9,628	32,308	(603)

Net unrealized gain (loss) on investments and foreign currency transactions	(99,550)	4,177	(244,534)	(49,805)	(39,211)	(23,632)	(184,806)	(332)

Net Increase (Decrease) in Net Assets Resulting from Operations	(92,554)	1,475	(171,621)	(53,732)	(48,823)	6,379	(136,006)	(814)

Net Equalization Credits	503	364	909	1,155	8	671	1,212	36

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income	(112)	(405)	(3,633)	(309)		(20,211)	(16,794)	(72)

Net realized gains			(42,256)			(56,437)	(162,475)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(112)	(405)	(45,889)	(309)		(76,648)	(179,269)	(72)

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares	261,627	173,969	766,492	513,453	175,503	121,016	424,257	48,947

Dividend reinvestments	111	403	45,754	308		76,113	178,795	72

Cost of shares repurchased	(207,702)	(30,908)	(438,108)	(98,107)	(11,134)	(104,535)	(161,447)	(5,293)

Net Increase in Net Assets Derived from Capital Share Transactions	54,036	143,464	374,138	415,654	164,369	92,594	441,605	43,726

NET INCREASE (DECREASE) IN NET ASSETS	(38,127)	144,898	157,537	362,768	115,554	22,996	127,542	42,876

NET ASSETS

Beginning of Year	217,030		425,107			739,506	1,813,224

End of Year	$178,903	$144,898	$582,644	$362,768	$115,554	$762,502	$1,940,766	$42,876

(1)
Operations commenced on January 3, 2000 for the Diversified Research and International Large-Cap Portfolios, May 1, 2000 for the I-Net Tollkeeper Portfolio, and October 2, 2000 for the Strategic Value Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

	Growth LT Portfolio	Focused 30 Portfolio (1)	Mid-Cap Value Portfolio	International Value Portfolio	Equity Index Portfolio	Small-Cap Index Portfolio	REIT Portfolio	Inflation Managed Portfolio (2)

OPERATIONS

Net investment income	$12,428	$232	$1,255	$18,290	$24,925	$1,970	$5,171	$27,447

Net realized gain (loss) on investments and foreign currency transactions	407,157	(2,325)	15,258	(1,739)	5,357	12,158	1,173	11,003

Net unrealized gain (loss) on investments and foreign currency transactions	(1,428,634)	(6,520)	39,008	(188,971)	(286,004)	(27,924)	21,452	16,717

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,009,049)	(8,613)	55,521	(172,420)	(255,722)	(13,796)	27,796	55,167

Net Equalization Credits	48	63	1,238	3,946	1,215	475	2,478	1,891

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income	(21,762)	(227)	(1,277)	(2,506)	(24,976)	(1,965)	(5,192)	(27,320)

Net realized gains	(615,889)		(2,093)	(47,746)	(28,438)	(823)	(51)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(637,651)	(227)	(3,370)	(50,252)	(53,414)	(2,788)	(5,243)	(27,320)

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares	1,663,912	61,384	278,253	4,212,564	702,256	182,163	120,307	188,045

Dividend reinvestments	637,651	227	3,355	49,243	53,294	2,769	5,119	26,917

Cost of shares repurchased	(735,567)	(3,885)	(35,903)	(4,090,790)	(286,175)	(101,520)	(31,616)	(100,047)

Net Increase in Net Assets Derived from Capital Share Transactions	1,565,996	57,726	245,705	171,017	469,375	83,412	93,810	114,915

NET INCREASE (DECREASE) IN NET ASSETS	(80,656)	48,949	299,094	(47,709)	161,454	67,303	118,841	144,653

NET ASSETS

Beginning of Year	3,655,851		107,434	1,683,446	2,423,611	115,052	50,101	428,174

End of Year	$3,575,195	$48,949	$406,528	$1,635,737	$2,585,065	$182,355	$168,942	$572,827

(1)	Operations commenced on October 2, 2000.

(2)	Formerly named Government Securities Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

	Managed Bond Portfolio	Money Market Portfolio	High Yield Bond Portfolio	Equity Portfolio	Aggressive Equity Portfolio	Large-Cap Value Portfolio

OPERATIONS

Net investment income (loss)	$83,763	$62,406	$43,648	($586)	($1,358)	$2,574

Net realized gain (loss) on investments and foreign currency transactions	22,489		(14,850)	52,339	(1,273)	21,522

Net unrealized gain (loss) on investments and foreign currency transactions	38,129		(44,142)	(391,820)	(106,023)	10,011

Net Increase (Decrease) in Net Assets Resulting from Operations	144,381	62,406	(15,344)	(340,067)	(108,654)	34,107

Net Equalization Credits	13,658	3,272	595	94		1,285

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income	(83,151)	(62,377)	(41,978)	(74)		(2,584)

Net realized gains				(78,904)	(15,629)	(1,229)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(83,151)	(62,377)	(41,978)	(78,978)	(15,629)	(3,813)

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares	525,901	6,389,746	205,581	578,563	458,140	288,116

Dividend reinvestments	80,854	61,687	41,151	78,960	15,629	3,789

Cost of shares repurchased	(158,873)	(6,255,448)	(213,785)	(237,239)	(368,385)	(121,261)

Net Increase in Net Assets Derived from Capital Share Transactions	447,882	195,985	32,947	420,284	105,384	170,644

NET INCREASE (DECREASE) IN NET ASSETS	522,770	199,286	(23,780)	1,333	(18,899)	202,223

NET ASSETS

Beginning of Year	1,090,978	1,057,072	448,747	1,042,678	466,360	169,531

End of Year	$1,613,748	$1,256,358	$424,967	$1,044,011	$447,461	$371,754

See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each year in the five year period ended December 31, 2001 were as follows:

		Investment Activities			Distributions					Ratios/Supplemental Data
For the Year Ended December 31,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Securities	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year	Total Return (1)	Net Assets, End of Year (in thousands)	Ratio of Net Expenses to Average Net Assets (2), (3)	Ratio of Gross Expenses to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rate

Blue Chip (4)

01/02/2001 – 12/31/2001	$10.00	$0.01	($1.86)	($1.85)	($0.01)	–	($0.01)	$8.14	(18.57%)	$531,021	1.00%	1.04%	0.11%	0.07%	23.71%

Aggressive Growth (4)

01/02/2001 – 12/31/2001	$10.00	($0.03)	($1.95)	($1.98)	–	–	–	$8.02	(19.78%)	$89,520	1.10%	1.24%	(0.65%)	(0.79%)	83.91%

Emerging Markets

2001	$6.73	$0.04	($0.62)	($0.58)	($0.01)	–	($0.01)	$6.14	(8.68%)	$163,150	1.31%	1.32%	0.92%	0.91%	84.53%
2000	10.48	(0.03)	(3.71)	(3.74)	(0.01)	–	(0.01)	6.73	(35.69%)	178,903	1.30%	1.30%	0.01%	0.00%	120.01%
1999	6.85	0.03	3.63	3.66	(0.03)	–	(0.03)	10.48	53.56%	217,030	1.41%	1.42%	0.74%	0.74%	48.52%
1998	9.47	0.10	(2.64)	(2.54)	(0.08)	–	(0.08)	6.85	(26.83%)	106,570	1.46%	1.46%	1.42%	1.42%	29.82%
1997	9.68	0.06	(0.22)	(0.16)	(0.05)	–	(0.05)	9.47	(1.69%)	99,425	1.46%	1.47%	0.80%	0.79%	69.60%

Diversified Research

2001	$10.99	$0.02	($0.33)	($0.31)	($0.02)	–	($0.02)	$10.66	(2.74%)	$242,648	0.94%	0.96%	0.28%	0.26%	34.80%
01/03/2000 – 12/31/2000	10.00	0.03	0.99	1.02	(0.03)	–	(0.03)	10.99	10.21%	144,898	0.98%	0.99%	0.51%	0.50%	23.71%

Small-Cap Equity

2001	$21.19	$0.12	($0.61)	($0.49)	($0.11)	($3.19)	($3.30)	$17.40	(2.54%)	$563,098	0.69%	0.70%	0.67%	0.67%	49.93%
2000	29.79	0.15	(6.51)	(6.36)	(0.15)	(2.09)	(2.24)	21.19	(22.41%)	582,644	0.69%	0.69%	0.62%	0.61%	45.54%
1999	22.92	0.05	9.75	9.80	(0.05)	(2.88)	(2.93)	29.79	47.52%	425,107	0.70%	0.70%	0.22%	0.22%	49.34%
1998	24.61	0.02	0.90	0.92	(0.02)	(2.59)	(2.61)	22.92	2.69%	267,958	0.70%	0.70%	0.11%	0.11%	48.48%
1997	21.45	0.05	5.65	5.70	(0.05)	(2.49)	(2.54)	24.61	30.27%	246,555	0.70%	0.70%	0.22%	0.21%	52.20%

International Large-Cap

2001	$7.84	$0.05	($1.48)	($1.43)	($0.05)	–	($0.05)	$6.36	(18.29%)	$504,787	1.14%	1.14%	0.44%	0.44%	25.64%
01/03/2000 – 12/31/2000	10.00	0.06	(2.21)	(2.15)	(0.01)	–	(0.01)	7.84	(21.51%)	362,768	1.17%	1.17%	0.41%	0.41%	21.25%

I-Net Tollkeeper

2001	$6.78	($0.08)	($2.22)	($2.30)	–	–	–	$4.48	(33.89%)	$74,294	1.57%	1.57%	(1.35%)	(1.35%)	46.78%
05/01/2000 – 12/31/2000	10.00	(0.04)	(3.18)	(3.22)	–	–	–	6.78	(32.17%)	115,554	1.60%	1.63%	(1.03%)	(1.06%)	47.56%

Financial Services (4)

01/02/2001 – 12/31/2001	$10.00	$0.02	($0.75)	($0.73)	($0.02)	–	($0.02)	$9.25	(7.28%)	$61,968	1.20%	1.34%	0.43%	0.29%	82.16%

Health Sciences (4)

01/02/2001 – 12/31/2001	$10.00	($0.02)	($0.75)	($0.77)	–	–	–	$9.23	(7.69%)	$86,911	1.20%	1.24%	(0.42%)	(0.46%)	94.37%

Technology (4)

01/02/2001 – 12/31/2001	$10.00	($0.02)	($4.07)	($4.09)	–	–	–	$5.91	(40.94%)	$52,160	1.20%	1.31%	(0.71%)	(0.82%)	69.22%

Telecommunications (4)

01/02/2001 – 12/31/2001	$10.00	–	($4.67)	($4.67)	($0.01)	–	($0.01)	$5.32	(46.72%)	$16,399	1.21%	1.39%	0.08%	(0.10%)	77.40%

See Notes to Financial Statements See explanation of references on D-4

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year in the five year period ended December 31, 2001 were as follows:

		Investment Activities			Distributions					Ratios/Supplemental Data
For the Year Ended December 31,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Securities	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year	Total Return (1)	Net Assets, End of Year (in thousands)	Ratio of Net Expenses to Average Net Assets (2), (3)	Ratio of Gross Expenses to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rate

Multi-Strategy

2001	$15.40	$0.38	($0.56)	($0.18)	($0.37)	($0.03)	($0.40)	$14.82	(1.15%)	$760,507	0.69%	0.70%	2.55%	2.54%	220.34%
2000	16.98	0.44	(0.33)	0.11	(0.43)	(1.26)	(1.69)	15.40	0.75%	762,502	0.69%	0.70%	2.68%	2.67%	237.43%
1999	17.32	0.44	0.74	1.18	(0.43)	(1.09)	(1.52)	16.98	7.04%	739,506	0.70%	0.70%	2.57%	2.56%	196.97%
1998	16.18	0.46	2.34	2.80	(0.46)	(1.20)	(1.66)	17.32	18.17%	576,424	0.70%	0.71%	2.81%	2.81%	102.38%
1997	14.75	0.50	2.23	2.73	(0.50)	(0.80)	(1.30)	16.18	19.62%	367,128	0.71%	0.71%	3.25%	3.25%	71.89%

Equity Income

2001	$23.46	$0.16	($2.23)	($2.07)	($0.15)	($0.26)	($0.41)	$20.98	(8.87%)	$1,300,440	0.69%	0.71%	0.68%	0.66%	40.87%
2000	27.75	0.22	(1.98)	(1.76)	(0.22)	(2.31)	(2.53)	23.46	(6.71%)	1,940,766	0.69%	0.69%	0.85%	0.84%	45.41%
1999	26.89	0.24	3.20	3.44	(0.24)	(2.34)	(2.58)	27.75	13.26%	1,813,224	0.70%	0.70%	0.91%	0.91%	69.34%
1998	24.47	0.20	5.44	5.64	(0.20)	(3.02)	(3.22)	26.89	24.18%	1,262,143	0.69%	0.70%	0.84%	0.84%	80.78%
1997	20.45	0.20	5.35	5.55	(0.20)	(1.33)	(1.53)	24.47	28.60%	806,112	0.70%	0.70%	0.91%	0.91%	105.93%

Strategic Value

2001	$9.76	$0.03	($0.99)	($0.96)	($0.03)	–	($0.03)	$8.77	(9.87%)	$86,740	1.05%	1.05%	0.44%	0.43%	91.97%
10/02/2000 – 12/31/2000	10.00	0.03	(0.25)	(0.22)	(0.02)	–	(0.02)	9.76	(2.19%)	42,876	1.05%	1.44%	1.30%	0.91%	9.88%

Growth LT

2001	$31.30	$0.19	($8.71)	($8.52)	($0.26)	($3.93)	($4.19)	$18.59	(29.55%)	$2,280,990	0.79%	0.82%	0.31%	0.27%	90.93%
2000	47.67	0.33	(9.43)	(9.10)	(0.22)	(7.05)	(7.27)	31.30	(21.70%)	3,575,195	0.79%	0.80%	0.30%	0.30%	68.37%
1999	26.20	0.15	23.95	24.10	–	(2.63)	(2.63)	47.67	98.08%	3,655,851	0.79%	0.79%	(0.33%)	(0.33%)	111.56%
1998	17.31	(0.04)	9.86	9.82	(0.05)	(0.88)	(0.93)	26.20	58.29%	1,279,759	0.80%	0.80%	(0.08%)	(0.08%)	116.96%
1997	16.50	0.16	1.51	1.67	(0.09)	(0.77)	(0.86)	17.31	10.96%	677,147	0.82%	0.82%	0.52%	0.52%	145.17%

Focused 30

2001	$8.22	$0.01	($1.11)	($1.10)	–	–	–	$7.12	(13.35%)	$58,095	1.05%	1.06%	0.17%	0.17%	213.23%
10/02/2000 – 12/31/2000	10.00	0.04	(1.78)	(1.74)	($0.04)	–	($0.04)	8.22	(17.39%)	48,949	1.05%	1.37%	2.15%	1.83%	23.51%

Mid-Cap Value

2001	$12.90	$0.10	$1.60	$1.70	($0.10)	($0.34)	($0.44)	$14.16	13.30%	$826,958	0.89%	1.00%	0.83%	0.72%	148.32%
2000	10.50	0.05	2.54	2.59	(0.05)	(0.14)	(0.19)	12.90	24.91%	406,528	0.88%	0.98%	0.57%	0.47%	136.97%
01/04/1999 – 12/31/1999	10.00	0.02	0.50	0.52	(0.02)	–	(0.02)	10.50	5.22%	107,434	0.97%	0.97%	0.44%	0.44%	84.14%

International Value

2001	$15.85	$0.08	($3.50)	($3.42)	($0.14)	($0.23)	($0.37)	$12.06	(21.87%)	$1,131,999	0.93%	0.93%	1.06%	1.06%	91.89%
2000	18.49	0.09	(2.19)	(2.10)	(0.02)	(0.52)	(0.54)	15.85	(11.40%)	1,635,737	0.96%	0.96%	1.09%	1.09%	63.27%
1999	15.80	0.06	3.37	3.43	(0.12)	(0.62)	(0.74)	18.49	22.82%	1,683,446	1.01%	1.01%	1.12%	1.12%	55.56%
1998	16.21	0.11	0.90	1.01	(0.17)	(1.25)	(1.42)	15.80	5.60%	996,215	1.00%	1.00%	1.36%	1.36%	45.61%
1997	15.40	0.41	1.00	1.41	(0.29)	(0.31)	(0.60)	16.21	9.28%	764,036	1.02%	1.03%	1.81%	1.79%	84.34%

See Notes to Financial Statements See explanation of references on D-4

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year in the five year period ended December 31, 2001 were as follows:

		Investment Activities			Distributions						Ratios/Supplemental Data
For the Year Ended December 31,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Securities	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year	Total Return (1)		Net Assets, End of Year (in thousands)	Ratio of Net Expenses to Average Net Assets (2), (3)	Ratio of Gross Expenses to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (2), (3)		Ratio of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)		Portfolio Turnover Rate

Capital Opportunities (4)

01/02/2001 – 12/31/2001	$10.00	$0.01	($1.56)	($1.55)	($0.01)	–	($0.01)	$8.44	(15.54%	)	$154,091	0.91%	0.94%	0.19%		0.16%		98.40%

Mid-Cap Growth (4)

01/02/2001 – 12/31/2001	$10.00	($0.01)	($1.87)	($1.88)	–	–	–	$8.12	(18.81%	)	$99,383	1.00%	1.03%	(0.20%	)	(0.23%	)	95.48%

Global Growth (4)

01/02/2001 – 12/31/2001	$10.00	($0.02)	($1.48)	($1.50)	–	–	–	$8.50	(14.97%	)	$23,336	1.76%	2.15%	(0.23%	)	(0.62%	)	123.50%

Equity Index

2001	$34.12	$0.33	($4.46)	($4.13)	($0.33)	($0.12)	($0.45)	$29.54	(12.15%	)	$2,009,221	0.29%	0.29%	1.06%		1.06%		4.58%
2000	38.41	0.35	(3.88)	(3.53)	(0.35)	(0.41)	(0.76)	34.12	(9.29%	)	2,585,065	0.29%	0.29%	0.96%		0.96%		4.13%
1999	32.33	0.39	6.24	6.63	(0.39)	(0.16)	(0.55)	38.41	20.59%		2,423,611	0.20%	0.21%	1.14%		1.13%		4.16%
1998	25.71	0.38	6.83	7.21	(0.37)	(0.22)	(0.59)	32.33	28.45%		1,496,457	0.21%	0.21%	1.33%		1.33%		2.48%
1997	20.42	0.37	6.13	6.50	(0.37)	(0.84)	(1.21)	25.71	32.96%		874,136	0.23%	0.23%	1.61%		1.61%		2.58%

Small-Cap Index

2001	$11.13	$0.10	$0.09	$0.19	($0.09)	($0.92)	($1.01)	$10.31	1.74%		$219,725	0.57%	0.57%	1.05%		1.05%		51.78%
2000	11.74	0.13	(0.55)	(0.42)	(0.13)	(0.06)	(0.19)	11.13	(3.61%	)	182,355	0.60%	0.62%	1.18%		1.16%		67.45%
01/04/1999 – 12/31/1999	10.00	0.06	1.87	1.93	(0.06)	(0.13)	(0.19)	11.74	19.36%		115,052	0.75%	0.94%	0.99%		0.80%		52.06%

REIT

2001	$12.23	$0.53	$0.49	$1.02	($0.40)	($0.05)	($0.45)	$12.80	8.55%		$236,302	1.15%	1.15%	4.78%		4.78%		30.13%
2000	9.59	0.46	2.65	3.11	(0.46)	(0.01)	(0.47)	12.23	32.77%		168,942	1.14%	1.14%	5.16%		5.16%		18.22%
01/04/1999 – 12/31/1999	10.00	0.39	(0.39)	–	(0.39)	(0.02)	(0.41)	9.59	(0.01%	)	50,101	1.28%	1.28%	6.09%		6.09%		20.24%

Inflation Managed (5)

2001	$10.68	$0.41	$0.04	$0.45	($0.40)	–	($0.40)	$10.73	4.27%		$620,494	0.66%	0.67%	3.73%		3.72%		873.05%
2000	10.10	0.58	0.58	1.16	(0.58)	–	(0.58)	10.68	11.85%		572,827	0.62%	0.65%	5.77%		5.74%		589.38%
1999	10.98	0.52	(0.74)	(0.22)	(0.52)	($0.14)	(0.66)	10.10	(1.95%	)	428,174	0.66%	0.66%	5.19%		5.19%		370.28%
1998	10.78	0.54	0.42	0.96	(0.55)	(0.21)	(0.76)	10.98	9.24%		190,428	0.66%	0.66%	5.16%		5.16%		266.83%
1997	10.38	0.53	0.42	0.95	(0.55)	–	(0.55)	10.78	9.48%		129,900	0.66%	0.67%	5.39%		5.38%		203.01%

Managed Bond

2001	$10.82	$0.55	$0.23	$0.78	($0.57)	–	($0.57)	$11.03	7.33%		$2,353,055	0.64%	0.65%	5.09%		5.09%		412.87%
2000	10.33	0.68	0.47	1.15	(0.66)	–	(0.66)	10.82	11.53%		1,613,748	0.64%	0.65%	6.42%		6.41%		406.54%
1999	11.38	0.59	(0.79)	(0.20)	(0.59)	($0.26)	(0.85)	10.33	(1.91%	)	1,090,978	0.65%	0.66%	5.68%		5.67%		374.74%
1998	11.14	0.57	0.40	0.97	(0.58)	(0.15)	(0.73)	11.38	9.20%		765,989	0.66%	0.66%	5.40%		5.40%		230.99%
1997	10.75	0.59	0.44	1.03	(0.60)	(0.04)	(0.64)	11.14	9.92%		468,575	0.66%	0.66%	5.72%		5.72%		230.87%

See Notes to Financial Statements See explanation of references on D-4

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year in the five year period ended December 31, 2001 were as follows:

		Investment Activities			Distributions					Ratios/Supplemental Data
For the Year Ended December 31,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Securities	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year	Total Return (1)	Net Assets, End of Year (in thousands)	Ratio of Net Expenses to Average Net Assets (2), (3)	Ratio of Gross Expenses to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rate

Money Market

2001	$10.09	$0.38	–	$0.38	($0.38)	–	($0.38)	$10.09	3.86%	$1,604,902	0.36%	0.36%	3.70%	3.70%	N/A
2000	10.08	0.60	$0.01	0.61	(0.60)	–	(0.60)	10.09	6.18%	1,256,358	0.38%	0.38%	6.01%	6.01%	N/A
1999	10.05	0.46	0.03	0.49	(0.46)	–	(0.46)	10.08	4.94%	1,057,072	0.39%	0.40%	4.87%	4.87%	N/A
1998	10.06	0.52	–	0.52	(0.53)	–	(0.53)	10.05	5.29%	479,121	0.42%	0.43%	5.17%	5.16%	N/A
1997	10.04	0.51	0.01	0.52	(0.50)	–	(0.50)	10.06	5.28%	451,505	0.44%	0.44%	5.17%	5.17%	N/A

High Yield Bond

2001	$7.70	$0.73	($0.62)	$0.11	($0.74)	–	($0.74)	$7.07	1.35%	$484,683	0.63%	0.64%	9.77%	9.76%	114.19%
2000	8.81	0.82	(1.13)	(0.31)	(0.80)	–	(0.80)	7.70	(3.72%)	424,967	0.64%	0.65%	10.04%	10.04%	70.45%
1999	9.34	0.78	(0.53)	0.25	(0.78)	–	(0.78)	8.81	2.90%	448,747	0.65%	0.66%	8.65%	8.65%	52.38%
1998	9.98	0.78	(0.55)	0.23	(0.78)	($0.09)	(0.87)	9.34	2.46%	389,385	0.65%	0.66%	8.18%	8.17%	75.27%
1997	9.94	0.78	0.12	0.90	(0.77)	(0.09)	(0.86)	9.98	9.44%	311,125	0.65%	0.66%	7.89%	7.89%	103.19%

Equity
2001	$26.12	$0.01	($5.56)	($5.55)	($0.01)	($1.35)	($1.36)	$19.21	(21.76%)	$695,151	0.70%	0.70%	0.06%	0.06%	132.39%
2000	37.50	(0.01)	(8.94)	(8.95)	–	(2.43)	(2.43)	26.12	(25.17%)	1,044,011	0.69%	0.69%	(0.05%)	(0.05%)	62.74%
1999	29.27	0.03	10.56	10.59	(0.03)	(2.33)	(2.36)	37.50	38.54%	1,042,678	0.69%	0.69%	0.11%	0.11%	58.72%
1998	23.89	0.09	7.01	7.10	(0.09)	(1.63)	(1.72)	29.27	30.28%	502,629	0.71%	0.71%	0.35%	0.35%	130.51%
1997	21.07	0.14	3.58	3.72	(0.13)	(0.77)	(0.90)	23.89	18.18%	318,143	0.70%	0.70%	0.59%	0.59%	159.88%

Aggressive Equity

2001	$11.08	($0.05)	($1.86)	($1.91)	–	–	–	$9.17	(17.24%)	$303,852	0.87%	0.91%	(0.40%)	(0.45%)	209.96%
2000	14.55	(0.02)	(2.98)	(3.00)	–	($0.47)	($0.47)	11.08	(21.06%)	447,461	0.84%	0.86%	(0.28%)	(0.30%)	171.29%
1999	12.66	(0.01)	3.27	3.26	–	(1.37)	(1.37)	14.55	27.35%	466,360	0.85%	0.85%	(0.12%)	(0.13%)	100.85%
1998	11.18	0.01	1.47	1.48	–	–	–	12.66	13.22%	218,712	0.89%	0.89%	0.01%	0.01%	184.42%
1997	10.78	(0.01)	0.41	0.40	–	–	–	11.18	3.78%	122,752	0.86%	0.87%	(0.13%)	(0.13%)	189.21%

Large-Cap Value

2001	$12.60	$0.09	($0.54)	($0.45)	($0.09)	($0.33)	($0.42)	$11.73	(3.65%)	$1,048,332	0.88%	0.90%	0.91%	0.89%	40.69%
2000	11.09	0.11	1.58	1.69	(0.10)	(0.08)	(0.18)	12.60	15.26%	371,754	0.90%	0.95%	1.06%	1.00%	80.70%
01/04/1999 – 12/31/1999	10.00	0.05	1.09	1.14	(0.05)	–	(0.05)	11.09	11.46%	169,531	0.97%	0.97%	0.86%	0.86%	55.23%

(1)	Total return not annualized for periods of less than one full year.
(2)
Net expenses are after custodian credits, recaptured distribution expenses, adviser expense reimbursements, and recoupment of adviser’s reimbursements, if any, as discussed in Note 5 to the Financial Statements. Gross expenses used in calculating the ratios of gross and net investment income (loss) before expense reductions to average daily net assets are grossed up by these custodian credits, recaptured distribution expenses, adviser expense reimbursements, and recoupment of adviser’s reimbursements.

(3)	Annualized for periods of less than one full year.
(4)
Operations commenced on January 2, 2001 for Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios. The ratios of expenses and net investment income (loss) to average daily net assets are annualized.

(5)	Inflation Managed Portfolio was formerly named Government Securities Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company, organized as a Massachusetts business trust. At December 31, 2001, the Fund consisted of thirty-one separate portfolios. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are owned. A listing of the portfolios and related investment objective of each portfolio are summarized in the following table:

Blue Chip	Long-term growth of capital. Current income is of secondary importance.

Aggressive Growth	Long-term growth of capital.

Emerging Markets	Long-term growth of capital.

Diversified Research	Long-term growth of capital.

Small-Cap Equity	Long-term growth of capital.

International Large-Cap	Long-term growth of capital.

I–Net Tollkeeper	Long-term growth of capital.

Financial Services	Long-term growth of capital.

Health Sciences	Long-term growth of capital.

Technology	Long-term growth of capital.

Telecommunications	Long-term growth of capital. Current income is of secondary importance.

Multi-Strategy	High total return.

Equity Income	Long-term growth of capital and income.

Strategic Value	Long-term growth of capital.

Growth LT	Long-term growth of capital consistent with the preservation of capital.

Focused 30	Long-term growth of capital.

Mid-Cap Value	Capital appreciation.

International Value	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the U.S.

Capital Opportunities	Long-term growth of capital.

Mid-Cap Growth	Long-term growth of capital.

Global Growth	Long-term growth of capital.

Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.

Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.

REIT	Current income and long-term capital appreciation.

Inflation Managed (formerly Government Securities)	Maximize total return consistent with prudent investment management.

Managed Bond	Maximize total return consistent with prudent investment management.

Money Market	Current income consistent with preservation of capital.

High Yield Bond	High level of current income.

Equity	Capital appreciation. Current income is of secondary importance.

Aggressive Equity	Capital appreciation.

Large-Cap Value	Long-term growth of capital. Current income is of secondary importance.

Shares of the Fund are offered only to Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific Select Variable Annuity Separate Account, Separate Account A, Separate Account B and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and Pacific Select Exec Separate Account of Pacific Life & Annuity Company, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”).

The Small-Cap Equity, Multi-Strategy, Equity Income, International Value, Inflation Managed, Managed Bond, Money Market and High Yield Bond Portfolios began operations on January 4, 1988. The Equity Index Portfolio commenced operations on January 30, 1991, the Growth LT Portfolio commenced operations on January 4, 1994, the Emerging Markets and Aggressive Equity Portfolios commenced operations on April 1, 1996, the Mid-Cap Value, Small-Cap Index, REIT, and Large-Cap Value Portfolios commenced operations on January 4, 1999, the Diversified Research and International Large-Cap Portfolios commenced operations on January 3, 2000, the I-Net Tollkeeper Portfolio commenced operations on May 1, 2000, the Strategic Value and Focused 30 Portfolios commenced operations on October 2, 2000, the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios commenced operations on January 2, 2001, and the Equity Portfolio commenced operations on August 31, 1983 as a series of the Pacific Corinthian Variable Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of the financial statements.

A. Portfolio Valuation

The net asset value per share is calculated separately for each portfolio. The net asset value per share is determined by dividing the value of each portfolio’s net assets by the number of outstanding shares of the portfolio. Securities are valued and the net asset value per share is determined at or about 4:00 p.m. Eastern Time on each day the New York Stock Exchange is open.

Equity securities are generally valued at the last reported sale price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the mean between the most recent bid and asked quotes obtained from a quotation reporting system or from established market makers. Fixed

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

income securities are generally valued at prices obtained from pricing services or brokers and dealers. Securities for which market quotation are not deemed readily available are valued at their fair value as determined in good faith pursuant to procedures established by the Board of Trustees of the Fund. If events occur that materially affect net asset value (including non-U.S. securities) between the close of trading in those securities affected and the close of regular trading on the New York Stock Exchange, the securities will also be valued at fair value. Money market instruments and short-term securities maturing within 60 days are valued at amortized cost, which approximate market value.

Fixed income securities are affected primarily by the financial condition of the companies that have issued them, and by changes in interest rates. In addition, foreign equity and fixed income securities may be affected by exchange rate changes, political and economic circumstances throughout the world, and relatively lower liquidity compared to U.S. securities.

B. Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities utilizing the effective interest method. Prior to January 1, 2001, the Fund had been amortizing premiums or discounts on debt securities on a straight-line method. The cumulative effect of this accounting change had no impact on the total net assets of the Fund as of January 1, 2001, and an insignificant impact on the net investment income and unrealized and realized gains/losses for the year ended December 31, 2001.

C. Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the end of the period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. Pursuant to U.S. Federal income tax regulations, the Fund computes the effect of changes in foreign exchange rates from the fluctuations arising from changes in market prices on the sale of foreign currency denominated debt obligations. This foreign exchange component of the net gains or losses realized on the sales and maturities of such debt obligations is treated as ordinary income or loss for Federal income tax purposes.

The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments due to fluctuations arising from changes in market prices of securities held. Such fluctuations are reported as net realized and unrealized foreign exchange gain or loss.

Reported net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate. Foreign exchange gains or losses from the net unrealized appreciation or depreciation on investments and assets and liabilities in foreign currencies have been reclassified to the accumulated undistributed net investment income or loss in the accompanying Statements of Assets and Liabilities.

D. Federal Income Taxes

The Fund complies with the requirements of the Internal Revenue Code, as amended, that are applicable to regulated investment companies and intends to distribute substantially all of its taxable income to its shareholders. As a regulated investment company, the Fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the Fund.

E. Foreign Taxes on Dividends

Dividend income in the Statements of Operations for the year ended December 31, 2001 is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Blue Chip Portfolio—$6,212; Aggressive Growth Portfolio—$81; Emerging Markets Portfolio—$470,749. Diversified Research Portfolio—$12,024; Small-Cap Equity Portfolio—$4,347; International Large-Cap Portfolio—$556,925; Financial Services Portfolio—$1,415; Health Sciences Portfolio—$6,150; Technology Portfolio—$138; Telecommunications Portfolio—$1,416; Multi-Strategy Portfolio—$2,820; Equity Income Portfolio—$9,345; Strategic Value Portfolio—$10,490; Growth LT Portfolio—$635,660; Focused 30 Portfolio—$4,255; International Value Portfolio—$2,793,512; Capital Opportunities Portfolio—$5,213; Mid-Cap Growth Portfolio—$6; Global Growth Portfolio—$14,077; Equity Index Portfolio—$116,343; Small-Cap Index Portfolio—$1,477; REIT Portfolio—$47,849; Aggressive Equity Portfolio—$3,196; Large-Cap Value Portfolio—$94,896.

F. Expense Allocation

General expenses of the Fund (including trustees, portfolio accounting, custodial asset-based fees, legal and audit fees, and proxy and shareholder meeting costs) are allocated among the

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

portfolios in proportion to their relative average daily net assets. Expenses that relate exclusively to a particular portfolio (including advisory fees, custodial transaction-based fees, registration fees, brokerage commissions, interest expenses and certain taxes) are borne directly by the particular portfolio.

G. Organization Costs

Expenses incurred in connection with the Fund’s organization and establishment of the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios and the offering of their shares, aggregated approximately $10,515 per portfolio. These costs were expensed as incurred.

H. Equalization

The Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed investment income per share is unaffected by sales or redemptions of Fund shares.

I. Futures Contracts

Certain portfolios may use futures contracts to manage their exposure to the stock markets and to fluctuations in interest rates and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

J. Options on Futures Contracts

The Inflation Managed and Managed Bond Portfolios write options on interest rate futures. When the Fund writes (sells) an option, an amount equal to the premium received is recorded as an asset with an equal liability that is “marked-to-market” based on the option’s quoted daily settlement price. Any fluctuation in the value of such an instrument is recorded as unrealized appreciation or depreciation until terminated, at which time realized gains and losses are recognized. The purposes of using options on futures contracts include hedging exposure to rising interest rates while retaining capital gain potential from falling rates and capitalizing on anticipated changes in market volatility. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. Risks may include an imperfect correlation between the changes in the market values of the securities held by the Fund and the prices of futures options, an illiquid secondary market for the instruments, or the inability of a counterparty to perform.

K. Forward Foreign Currency Contracts

Certain portfolios may enter into forward foreign currency contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment in foreign securities. These contracts are “marked-to-market” daily at the applicable translation rates and any result of unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

L. Swaps

Certain portfolios may enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the portfolios had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are “marked-to-market” daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. A portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

M. Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation- indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income, even though investors do not receive their principal until maturity.

N. Stripped Mortgage-Backed Securities

Stripped Mortgage-Backed Securities (SMBS) represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

of the interest, and principal-only securities (POs), which receive the entire principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

O. Repurchase Agreements

Certain portfolios may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

P. Reverse Repurchase Agreements

Certain portfolios may enter into reverse repurchase agreements. Under the agreement, the portfolio sells securities for cash to another party, usually a bank or a broker-dealer, and agrees to repurchase them within a specified time at an agreed-upon price. A reverse repurchase agreement involves the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of the securities.

3. INVESTMENT ADVISORY, AGENCY, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, Pacific Life serves as Investment Adviser to the Fund, and receives from the Fund the following advisory fee rates based on their relative average daily net assets and the fees are accrued daily by the Fund:

Blue Chip	0.95%	Mid-Cap Value	0.85%

Aggressive Growth	1.00%	International Value	0.85%

Emerging Markets	1.10%	Capital Opportunities	0.80%

Diversified Research	0.90%	Mid-Cap Growth	0.90%

Small-Cap Equity	0.65%	Global Growth	1.10%

International Large-Cap	1.05%	Equity Index	0.25%

I-Net Tollkeeper	1.50%	Small-Cap Index	0.50%

Financial Services	1.10%	REIT	1.10%

Health Sciences	1.10%	Inflation Managed (1)	0.60%

Technology	1.10%	Managed Bond	0.60%

Telecommunications	1.10%	Money Market	See (2)

Multi-Strategy	0.65%	High Yield Bond	0.60%

Equity Income	0.65%	Equity	0.65%

Strategic Value	0.95%	Aggressive Equity	0.80%

Growth LT	0.75%	Large-Cap Value	0.85%

Focused 30	0.95%

(1)	Inflation Managed formerly named Government Securities.
(2)	For Money Market Portfolio, an annual rate of 0.40% of the first $250 million, 0.35% of the next $250 million, and 0.30% of the average daily net assets in excess of $500 million.

Pursuant to an Agreement for Support Services, Pacific Life provides support services to the Fund that is outside the scope of Pacific Life’s responsibilities under the Advisory Contract. Under the Agreement, the Fund compensates Pacific Life for its expenses in providing support services to the Fund in connection with various matters including the expense of registering and qualifying the Fund on state and Federal levels, providing legal and accounting services, maintaining the Fund’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Fund reimburses Pacific Life for these support services on a cost reimbursement basis.

Pursuant to Portfolio Management Agreements, the Fund and Pacific Life employ portfolio managers for twenty-nine of the thirty-one portfolios of the Fund. Pacific Life, as Investment Adviser to the Fund, pays the related management fees.

Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.

Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund’s shares without direct remuneration from the Fund, except for the amount of recaptured commissions received from the Fund under the brokerage enhancement 12b-1 plan (Note 5) for promoting and marketing fund shares.

4. DISTRIBUTIONS TO SHAREHOLDERS

The Fund currently declares and pays dividends on net investment income monthly for all the portfolios, except the Emerging Markets, International Large-Cap, International Value, and Global Growth Portfolios, for which dividends are declared and paid at least annually. All realized capital gains are distributed at least annually for all portfolios. All dividends are reinvested in additional shares of the related portfolios unless a shareholder elects to receive a dividend in cash.

Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

The Fund declared and paid sufficient dividends on net investment income and capital gains distributions during 2001 to qualify as a regulated investment company and is not required to pay the Federal income tax under Regulation M of the Internal Revenue Code (“the Code”). The Fund also intends to declare and distribute sufficient dividends during 2002 to avoid Federal income and capital gains taxes, pursuant to the Code. Net capital

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

loss carryovers and post-October 31 capital losses, if any, at December 31, 2001, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Post-October 31 foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The estimated net capital loss carryovers and post-October capital losses and foreign currency losses deferred at December 31, 2001 were as follows:

Portfolios	Net Capital Loss Carryover	Expiration
Blue Chip	$23,367,894	2009
Aggressive Growth	8,526,661	2009
Emerging Markets	59,803,570	2005-2009
Diversified Research	4,189,993	2008-2009
Small-Cap Equity	106,344,104	2009
International Large-Cap	28,898,932	2008-2009
I-Net Tollkeeper	50,680,954	2008-2009
Financial Services	2,427,321	2009
Health Sciences	2,094,526	2009
Technology	7,394,852	2009
Telecommunications	4,839,314	2009
Equity Income	32,317,714	2009
Strategic Value	11,875,377	2008-2009
Growth LT	926,613,952	2009
Focused 30	24,243,546	2008-2009
International Value	47,084,098	2009
Capital Opportunities	15,764,555	2009
Mid-Cap Growth	2,419,210	2009
Global Growth	2,629,788	2009
Small-Cap Index	2,080,225	2009
High Yield Bond	87,743,047	2006-2009
Equity	237,425,019	2009
Aggressive Equity	90,652,500	2008-2009
Large-Cap Value	20,188,981	2009

Portfolios	Post-October Capital Loss Deferral	Post-October Foreign Currency Loss Deferral
Blue Chip	$8,031,834	—
Aggressive Growth	2,766,006	—
Emerging Markets	9,818,347	$181,897
Small-Cap Equity	4,724,097	—
International Large-Cap	7,321,182	—
I-Net Tollkeeper	1,396,419	—
Financial Services	433,225	1,533
Technology	713,250	—
Telecommunications	1,258,607	921
Multi-Strategy	6,198,745	153,406
Equity Income	15,486,376	—
Strategic Value	222,679	1,178
Growth LT	111,663,028	—
Focused 30	—	69
Mid-Cap Value	2,736,115	—
International Value	—	29,860
Portfolios	Post-October Capital Loss Deferral	Post-October Foreign Currency Loss Deferral
Capital Opportunities	$5,461,897	—
Mid-Cap Growth	1,066,313	—
Global Growth	442,212	$2,435
Managed Bond	28,443,258	—
High Yield Bond	9,985,058	—
Equity	30,879,568	—
Aggressive Equity	31,746,997	—

5. EXPENSE REDUCTIONS

Pacific Life voluntarily waives its fees or otherwise reimburses the Fund for its operating expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign tax on dividends, interest, or gains, and extraordinary expenses, in excess of 0.10% of average daily net assets, through December 31, 2002. Such waiver or reimbursement is subject to repayment to Pacific Life to the extent such expenses fall below the 0.10% expense cap in future years. For each portfolio, Pacific Life’s right to repayment is limited to amounts waived and/or reimbursed that exceed the 0.10% expense cap and, except for portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap with respect to expenses incurred through December 31, 2001. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. For the year ended December 31, 2001, the operating expenses for Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios, were above the 0.10% expense cap.

The Fund has entered into an arrangement with its custodian, whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian fees and expenses.

The Fund has a brokerage enhancement 12b-1 plan, under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation (“recaptured commissions” or “recaptured distribution expenses”). While a portfolio pays the cost of brokerage transactions when it buys or sells a portfolio security, there are no fees or charges to the Fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The Fund discloses the amount of recaptured commissions as a distribution expense.

The adviser expense reimbursement, recoupment of adviser’s reimbursement, custodian credits, and recaptured distribution expenses are presented in the accompanying Statements of Operations.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

6. ACQUISITION OF BOND AND INCOME PORTFOLIO

On September 22, 2000, the Managed Bond Portfolio (“Managed Bond”) acquired all the net assets of the Bond and Income Portfolio (“Bond and Income”) pursuant to a plan of reorganization approved by the Fund’s Board and shareholders of Bond and Income on August 23, 2000. The acquisition was accomplished by a tax-free exchange of 16,433,463 shares of Bond and Income outstanding on September 22, 2000 for 17,717,019 shares of Managed Bond (valued at $187,479,881). Bond and Income’s net assets at that date included $4,443,825 of unrealized depreciation. The aggregate net assets of Managed Bond and Bond and Income immediately before the acquisition were $1,343,549,199 and $187,479,881, respectively.

7. TRANSACTIONS WITH AFFILIATES

The Fund has incurred $117,366,482 of investment advisory fees and $440,196 of support services expenses to Pacific Life for the year ended December 31, 2001 (Note 3). At December 31, 2001, $10,324,387 and $91,499 respectively, remained payable. For the year ended December 31, 2001, the Fund also incurred $2,623,968 of distribution expenses paid to Pacific Select Distributors, Inc. under the brokerage enhancement 12b-1 plan. There were no outstanding payables at December 31, 2001.

Certain officers and directors of Pacific Life are also officers and trustees of the Fund.

8. SECURITIES LENDING

The Fund may loan securities to certain brokers, dealers and other financial institutions who pay the Fund’s negotiated lenders’ fees. The Fund receives cash collateral, letters of credit, or U.S. Government Securities in an amount equal to 102% of the market value of the loaned securities at the inception of each loan. The loans will be collateralized at all times in an amount equal to at least 100% of the market value of the securities loaned. Income generated from securities lending is presented in the accompanying Statements of Operations. The market value of securities loaned by the Fund and the collateral held for securities on loan at December 31, 2001 are presented in the accompanying Statement’s of Assets and Liabilities.

9. COMMITTED LINE OF CREDIT

On September 17, 2001, the Fund entered into an unsecured $75,000,000 committed revolving line of credit agreement. The interest rate on the borrowing is the bank’s overnight Federal funding rate plus 0.50%. The Fund agrees to pay to the bank a commitment fee equal to 0.10% per annum on the daily-unused portion of the committed line amount. The maximum commitment fee for the line is $75,000 annually. The commitment fees and interest incurred by the Fund are combined and presented in the accompanying Statements of Operations.

10. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term investments and the Money Market Portfolio since it trades exclusively in short-term debt securities) for the year ended December 31, 2001 are summarized in the following tables:

	U.S. Government Securities
Portfolios	Purchases	Sales

Multi-Strategy	$1,205,137,602	$1,220,738,680
Equity Income	4,058,281	6,435,000
Inflation Managed	7,142,073,515	6,733,719,145
Managed Bond	7,731,600,911	7,873,227,317
High Yield Bond	21,121,519	10,475,391

	Other Securities
Portfolios	Purchases	Sales

Blue Chip	$632,883,076	$69,907,525
Aggressive Growth	136,999,672	44,296,719
Emerging Markets	157,109,465	145,066,053
Diversified Research	145,312,267	58,541,336
Small-Cap Equity	246,801,394	239,759,142
International Large-Cap	321,198,986	101,576,053
I-Net Tollkeeper	43,568,642	40,688,597
Financial Services	87,255,593	28,434,004
Health Sciences	123,608,531	44,426,901
Technology	77,958,485	17,219,925
Telecommunications	32,782,746	9,086,904
Multi-Strategy	437,546,988	386,069,781
Equity Income	591,266,006	1,034,788,444
Strategic Value	98,647,266	53,827,260
Growth LT	2,187,419,461	2,261,038,763
Focused 30	111,649,562	82,091,054
Mid-Cap Value	1,194,016,818	853,481,666
International Value	1,165,778,069	1,146,003,641
Capital Opportunities	242,872,469	80,372,257
Mid-Cap Growth	146,309,822	46,668,460
Global Growth	45,157,539	20,161,206
Equity Index	97,318,277	389,448,111
Small-Cap Index	112,371,494	81,933,656
REIT	111,982,530	56,060,468
Inflation Managed	193,850,934	138,131,412
Managed Bond	2,350,827,170	2,272,500,456
High Yield Bond	599,966,263	487,532,365
Equity	1,066,246,968	1,185,053,143
Aggressive Equity	669,298,558	718,214,294
Large-Cap Value	980,305,421	277,734,571

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

11. SHARES OF BENEFICIAL INTEREST

Transactions in Fund shares for the years ended December 31, 2001 and 2000 were as follows:

	Blue Chip Portfolio (1)		Aggressive Growth Portfolio (1)		Emerging Markets Portfolio
	2001	2000	2001	2000	2001	2000

Beginning Balances	—	—	—	—	26,572,280	20,716,155
Shares sold	66,996,816	—	13,562,299	—	23,022,311	28,639,355
Distributions reinvested	42,126	—	—	—	40,429	12,579
Shares redeemed	(1,781,888)	—	(2,403,439)	—	(23,064,398)	(22,795,809)

Ending Balances	65,257,054	—	11,158,860	—	26,570,622	26,572,280

	Diversified Research Portfolio (1)		Small-Cap Equity Portfolio		International Large-Cap Portfolio (1)
	2001	2000	2001	2000	2001	2000

Beginning Balances	13,187,015	—	27,493,348	14,271,488	46,261,440	—
Shares sold	14,594,496	16,022,909	17,339,032	27,531,938	104,308,279	57,664,464
Distributions reinvested	43,548	37,543	4,763,927	1,848,007	522,038	39,461
Shares redeemed	(5,065,743)	(2,873,437)	(17,241,253)	(16,158,085)	(71,704,147)	(11,442,485)

Ending Balances	22,759,316	13,187,015	32,355,054	27,493,348	79,387,610	46,261,440

	I-Net Tollkeeper Portfolio (1)		Financial Services Portfolio (1)		Health Sciences Portfolio (1)
	2001	2000	2001	2000	2001	2000

Beginning Balances	17,036,792	—	—	—	—	—
Shares sold	7,169,491	18,317,870	7,895,388	—	12,452,382	—
Distributions reinvested	—	—	16,654	—	—	—
Shares redeemed	(7,639,325)	(1,281,078)	(1,211,582)	—	(3,036,879)	—

Ending Balances	16,566,958	17,036,792	6,700,460	—	9,415,503	—

	Technology Portfolio (1)		Telecommunications Portfolio (1)		Multi-Strategy Portfolio
	2001	2000	2001	2000	2001	2000

Beginning Balances	—	—	—	—	49,526,752	43,552,060
Shares sold	11,069,141	—	4,556,040	—	8,546,325	7,519,976
Distributions reinvested	—	—	2,827	—	1,353,034	4,947,698
Shares redeemed	(2,237,946)	—	(1,478,100)	—	(8,093,883)	(6,492,982)

Ending Balances	8,831,195	—	3,080,767	—	51,332,228	49,526,752

	Equity Income Portfolio		Strategic Value Portfolio (1)		Growth LT Portfolio
	2001	2000	2001	2000	2001	2000

Beginning Balances	82,740,147	65,340,547	4,390,891	—	114,213,571	76,688,443
Shares sold	7,102,056	16,358,629	7,850,827	4,941,470	18,017,122	38,253,519
Distributions reinvested	1,213,361	7,291,880	30,465	7,360	20,115,958	16,828,696
Shares redeemed	(29,066,143)	(6,250,909)	(2,381,822)	(557,939)	(29,639,256)	(17,557,087)

Ending Balances	61,989,421	82,740,147	9,890,361	4,390,891	122,707,395	114,213,571

	Focused 30 Portfolio (1)		Mid-Cap Value Portfolio		International Value Portfolio
	2001	2000	2001	2000	2001	2000

Beginning Balances	5,953,728	—	31,502,747	10,233,286	103,170,273	91,028,462
Shares sold	4,469,580	6,367,111	36,780,485	24,102,372	156,376,075	256,498,165
Distributions reinvested	5,155	27,491	1,521,691	289,933	2,536,360	3,034,683
Shares redeemed	(2,266,814)	(440,874)	(11,424,012)	(3,122,844)	(168,229,218)	(247,391,037)

Ending Balances	8,161,649	5,953,728	58,380,911	31,502,747	93,853,490	103,170,273

	Capital Opportunities Portfolio (1)		Mid-Cap Growth Portfolio (1)		Global Growth Portfolio (1)
	2001	2000	2001	2000	2001	2000

Beginning Balances	—	—	—	—	—	—
Shares sold	19,774,795	—	14,934,803	—	3,829,921	—
Distributions reinvested	20,616	—	—	—	—	—
Shares redeemed	(1,531,247)	—	(2,694,472)	—	(1,085,150)	—

Ending Balances	18,264,164	—	12,240,331	—	2,744,771	—

(1)
Operations commenced on January 3, 2000 for the Diversified Research and International Large-Cap Portfolios; May 1, 2000 for the I-Net Tollkeeper Portfolio; October 2, 2000 for the Strategic Value and Focused 30 Portfolios; and January 2, 2001 for the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	Equity Index Portfolio		Small-Cap Index Portfolio		REIT Portfolio
	2001	2000	2001	2000	2001	2000

Beginning Balances	75,763,980	63,103,484	16,388,483	9,797,673	13,809,524	5,224,471
Shares sold	12,947,874	18,993,155	13,708,546	15,005,373	9,625,246	11,071,671
Distributions reinvested	1,004,221	1,456,889	1,463,382	249,945	617,084	446,334
Shares redeemed	(21,707,348)	(7,789,548)	(10,225,466)	(8,664,508)	(5,586,097)	(2,932,952)

Ending Balances	68,008,727	75,763,980	21,334,945	16,388,483	18,465,757	13,809,524

	Inflation Managed Portfolio (1)		Managed Bond Portfolio		Money Market Portfolio
	2001	2000	2001	2000	2001	2000

Beginning Balances	53,645,799	42,389,214	149,175,286	105,646,246	124,517,027	104,868,817
Shares sold	31,808,239	18,535,850	79,745,182	51,202,696	422,919,254	640,592,443
Distributions reinvested	1,989,830	2,654,919	9,365,083	7,925,455	5,444,968	6,184,299
Shares redeemed	(29,617,127)	(9,934,184)	(24,930,590)	(15,599,111)	(393,807,882)	(627,128,532)

Ending Balances	57,826,741	53,645,799	213,354,961	149,175,286	159,073,367	124,517,027

	High Yield Bond Portfolio		Equity Portfolio		Aggressive Equity Portfolio
	2001	2000	2001	2000	2001	2000

Beginning Balances	55,199,774	50,920,270	39,968,081	27,801,137	40,373,757	32,051,084
Shares sold	43,203,198	25,429,153	8,241,908	16,712,068	15,898,332	34,568,567
Distributions reinvested	6,186,465	5,114,018	2,322,190	2,409,200	—	1,220,712
Shares redeemed	(36,006,931)	(26,263,667)	(14,350,983)	(6,954,324)	(23,147,190)	(27,466,606)

Ending Balances	68,582,506	55,199,774	36,181,196	39,968,081	33,124,899	40,373,757

	Large-Cap Value Portfolio
	2001	2000

Beginning Balances	29,514,280	15,285,450
Shares sold	63,645,044	24,275,148
Distributions reinvested	2,407,549	313,584
Shares redeemed	(6,231,130)	(10,359,902)

Ending Balances	89,335,743	29,514,280

(1)	Inflation Managed Portfolio was formerly named Government Securities Portfolio.

INDEPENDENT AUDITORS’ REPORT

The Board of Trustees and Shareholders
Pacific Select Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Select Fund (the “Fund”) (comprised of the Blue Chip, Aggressive Growth, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Multi-Strategy, Equity Income, Strategic Value, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Equity Index, Small-Cap Index, REIT, Inflation Managed, Managed Bond, Money Market, High Yield Bond, Equity, Aggressive Equity, and Large-Cap Value Portfolios) as of December 31, 2001 and the related statements of operations for the year then ended, (as to the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios, for the period from commencement of operations through December 31, 2001), and the statements of changes in net assets for each of the two years in the period then ended (as to the Diversified Research, International Large-Cap, I-Net Tollkeeper, Strategic Value, and Focused 30 Portfolios, for the year ended December 31, 2001 and for each of the periods from commencement of operations through December 31, 2000, and as to the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios, for the period from commencement of operations through December 31, 2001), and the financial highlights for each of the five years in the period then ended (as to the Blue Chip, Aggressive Growth, Diversified Research, International Large-Cap, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Strategic Value, Focused 30, Mid-Cap Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Small-Cap Index, REIT and Large-Cap Value Portfolios, for each of the periods from commencement of operations through December 31, 2001). These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement and financial highlights presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Pacific Select Fund as of December 31, 2001, the results of their operations, the changes in their net assets, and the related financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 8, 2002

F-1

Annual Report
as of December 31, 2001
•	Pacific Select Fund

Accountants
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626

Counsel
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401
Pacific Select Fund
700 Newport Center Drive
P.O. Box 7500
Newport Beach, California 92658-7500

ADDRESS SERVICE REQUESTED

Form No. 15-20951-04
                 1331-2A
                 85-23211-01